UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT and Executive Vice President

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

October 31, 2012

LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1
Market and Performance Overview	2 - 4
Schedule of Investments	7
Financial Highlights	24
Additional Information	Back Cover

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Please see the prospectus for a complete discussion of the Fund’s risks.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2012

Dear Shareholders,

In recent years, growth stocks have outpaced value stocks. In 2011, for instance, the Russell 1000 Growth Index gained 2.64%, while the Russell 1000 Value Index rose only 0.39%. But this shouldn’t deter investors from looking at value-oriented vehicles, since value and growth stocks tend to ebb and flow in relation to one another over the long term.

As evidence of this, the Russell 1000 Value Index has returned 16.89% for the 12 months ended on October 31, 2012. For the same period, the Russell 1000 Growth Index returned 13.02%.

Even with the recent run-up in stock prices, there is reason to think that many large-cap stocks are still undervalued. In a low-growth economy, it makes sense to seek out undervalued stocks that are stable and established enough to withstand weakened conditions. That is precisely the strategy pursued by the American Beacon Large Cap Value Fund.

For the 12-month period ended October 31, 2012, the American Beacon Large Cap Value Fund (Institutional Class) performed in line with its benchmark index and returned 16.48%.

Many long-term investors have embraced a value-oriented strategy because over long periods of time, value-investing strategies have outperformed their growth-oriented counterparts. That is what the Fund strives to achieve. With four highly regarded sub-advisors, the Fund not only offers a wide breadth of expertise in portfolio management, but serves as a vehicle for potential diversification as well.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2012 (Unaudited)

U.S. stocks saw a resurgence for the one-year period ended October 31, 2012, with the Russell 1000, Russell 1000 Value and S&P 500 Indexes returning 14.97%, 16.89% and 15.21%, respectively. The advance was impressive, as it was made in the face of a deteriorating global growth outlook and while individuals continued to withdraw billions of dollars from domestic equity mutual funds.

The bulk of these gains can be attributed to a significant fourth-quarter 2011 and first-quarter 2012 rally that saw stock prices surge, as solid retail sales growth and upbeat gains in employment buoyed economic confidence. Through the middle part of spring, though, weak payroll employment reports and concerns over the eurozone debt crisis let the air out of the rally. There was a significant slowdown in economic activity in the U.S. and around the world in the second quarter, and Europe re-entered recession. Stocks responded to the weakening economic developments by dropping about 9% before rallying in June to cut the second quarter’s loss to 2.8% for the S&P 500 Index.

Improvement in the U.S. economy emerged late in the third quarter when reports for retail sales, automobile sales and consumer confidence were better than expected in September. Surprisingly strong housing activity also helped drive a summer rise in stocks that was wholly unexpected by many market observers.

Despite the strong gains during the year, it is still possible to find equities that remain inexpensive, but the broad market is no longer “cheap.” Stocks finished the period ended October 31, 2012, by plateauing in reaction to disappointing third-quarter earnings. Forward guidance still seems to be vulnerable to downward revisions, especially if the “fiscal cliff” remains on the horizon. Economic growth is still sluggish.

The U.S. economy also appears to be in better shape relative to most of the developed world. An energy boom is underway here that will radically reshape U.S. trade balances and competitiveness. U.S. oil and natural gas production is rising; imports of oil are falling. A manufacturing renaissance is underway, and here again, natural gas plays a part, as energy input costs here are far lower than the rest of the world. As labor costs soar in China, India, Brazil and other developing markets, the cost savings from moving overseas are disappearing. A June survey of 259 American manufacturers indicated 40% of them were returning production to the U.S. The U.S. is also an agricultural powerhouse and does not face food inflation, shortages or distribution problems like many other countries. And the U.S. remains far and away the leader in technology innovation; others may manufacture the products (for now) but the ideas come from U.S. shores more often than not.

From a longer-term perspective, stocks appear attractive. The economy is operating well below capacity while corporations are sitting on mountains of cash and balance sheets have been largely cleansed since the recession. U.S. Treasury securities, which offer negative real yields, look like an unattractive investment choice long-term. Individuals are underinvested in equities after moving billions of dollars out of domestic equity mutual funds. Corporate pension plans have made similar moves out of equities into very low-returning government bonds when bonds are the least attractive they have been in generations. Despite macroeconomic and geopolitical uncertainties, equities appear to continue to be a more compelling alternative.

2

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Large Cap Value Fund (the “Fund”) returned 16.05% for the twelve months ended October 31, 2012. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 16.89% but outperformed the Lipper Large-Cap Value Funds Index return of 14.06%.

Comparison of Change in Value of a $10,000 Investment

for the Period from 10/31/02 through 10/31/12

	Annualized Total Returns Periods Ended 10/31/12			Value of $10,000
				10/31/02-
	1 Year	5 Years	10 Years	10/31/12
Institutional Class(1,8)	16.48%	-1.05%	8.47%	$22,558
Y Class(1, 2, 8)	16.43%	-1.11%	8.44%	22,488
Investor Class(1,8)	16.05%	-1.38%	8.15%	21,900
Advisor Class(1,3,8)	15.96%	-1.54%	8.00%	21,591
Retirement Class(1,4,8)	15.57%	-1.75%	7.88%	21,358
A Class with sales charge(1,5,8)	9.24%	-2.60%	7.48%	20,576
A Class without sales charge(1,5,8)	15.91%	-1.44%	8.12%	21,835
C Class with sales charge(1,6,8)	13.97%	-1.78%	7.94%	21,462
C Class without sales charge(1,6,8)	14.97%	-1.78%	7.94%	21,462
AMR Class(1,8)	16.80%	-0.80%	8.76%	23,154
Lipper Large-Cap Value Funds Index(7)	14.06%	-1.33%	6.33%	18,475
Russell 1000 Value Index(7)	16.89%	-1.00%	7.34%	20,312

1.	Performance shown is historical and is not indicative of future returns. Please note that recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/02 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/02. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than the actual returns shown for 2005.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 through 5/31/05 and the Advisor Class from 6/1/05 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/02.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 through 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. A Class shares have a maximum sales charge of 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 through 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
7.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Value Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest

3

American Beacon Large Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, and C Class shares was 0.59%, 0.70%, 0.96%, 1.09%, 1.40%, 1.17%, and 2.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Prior to the deduction of expenses, the Fund outperformed the Index. The Fund’s excess performance was primarily generated through stock selection as sector allocation detracted value relative to the Index.

From a stock selection standpoint, the Fund’s Financials and Information Technology sector holdings added the most value to performance. Companies in the Financials sector that had the greatest impact on the Fund’s performance were Allstate (up 56.6%), Bank of America (up 38.7%) and JP Morgan Chase (up 24.5%). In the Information Technology sector, Seagate Technology (up 82.2%) and Apple (up 65.9%) were the largest contributors to performance. Poor stock selection in the Consumer Discretionary sector detracted from the Fund’s returns. Johnson Controls (down 19.6%) and The Walt Disney Company (up 42.8%) hurt relative performance in the Consumer Discretionary sector. Not owning Lowes, which was up 57.3% in the Index, also detracted value.

The Fund’s overweight position in Information Technology, the worst performing sector in the Index, detracted value through sector allocation. This was somewhat offset by an underweight in the Utilities sector which added value relative to the Index.

The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings

% of Net Assets
JPMorgan Chase & Co.	3.8%
Wells Fargo & Co.	2.7%
Pfizer, Inc.	2.6%
Johnson & Johnson	2.4%
Bank of America Corp.	2.4%
Vodafone Group plc	2.2%
Microsoft Corp.	1.9%
Philip Morris International, Inc.	1.8%
General Electric Co.	1.7%
Citigroup	1.6%

Sector Allocation

% of Equities
Financials	26.9%
Health Care	13.1%
Energy	12.6%
Industrials	10.7%
Information Technology	10.0%
Consumer Staples	8.8%
Consumer Discretionary	7.6%
Utilities	4.7%
Telecommunication Services	4.2%
Materials	1.3%

4

American Beacon Large Cap Value FundSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12
Institutional Class
Actual	$1,000.00	$1,027.62	$3.01
Hypothetical **	$1,000.00	$1,022.17	$3.00
Y Class
Actual	$1,000.00	$1,027.28	$3.52
Hypothetical **	$1,000.00	$1,021.67	$3.51
Investor Class
Actual	$1,000.00	$1,025.10	$4.84
Hypothetical **	$1,000.00	$1,020.36	$4.82
Advisor Class
Actual	$1,000.00	$1,024.79	$5.50
Hypothetical **	$1,000.00	$1,019.71	$5.48
Retirement Class
Actual	$1,000.00	$1,022.93	$7.27
Hypothetical **	$1,000.00	$1,017.95	$7.25
A Class
Actual	$1,000.00	$1,024.60	$5.75
Hypothetical **	$1,000.00	$1,019.46	$5.74
AMR Class
Actual	$1,000.00	$1,028.88	$1.68
Hypothetical **	$1,000.00	$1,023.48	$1.68
C Class
Actual	$1,000.00	$1,020.63	$9.60
Hypothetical **	$1,000.00	$1,015.63	$9.58

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.59%, 0.69%, 0.95%, 1.08%, 1.43%, 1.13%, 1.89% and 0.33% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

5

American Beacon Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Large Cap Value Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 27, 2012

6

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK—93.69%
CONSUMER DISCRETIONARY—6.79%
Auto Components—1.68%
Delphi Automotive plcA	514,210	$16,167
Johnson Controls, Inc.	3,489,925	89,865
Magna International, Inc., Class A	774,800	34,409

		140,441

Automobiles—0.76%
General Motors Co.A	2,495,333	63,631

Hotels, Restaurants & Leisure—0.66%
Carnival Corp.	1,388,200	52,585
McDonald’s Corp.	26,410	2,292

		54,877

Household Durables—0.11%
Stanley Black & Decker, Inc.	126,954	8,798

Leisure Equipment & Products—0.08%
Hasbro, Inc.	185,197	6,665

Media—2.20%
Comcast Corp., Class A	1,107,400	41,540
Comcast Corp.—Special Class A	563,940	20,550
Interpublic Group of Cos., Inc.	2,743,100	27,705
McGraw-Hill Cos., Inc.	57,480	3,177
Omnicom Group, Inc.	182,717	8,754
Time Warner Cable, Inc.	221,600	21,963
Time Warner, Inc.	849,400	36,906
Viacom, Inc., Class B	178,960	9,175
Walt Disney Co.	284,855	13,978

		183,748

Multiline Retail—0.58%
JC Penney Co., Inc.	1,439,500	34,562
Kohl’s Corp.	50,632	2,698
Target Corp.	176,250	11,236

		48,496

Specialty Retail—0.63%
Abercrombie & Fitch Co., Class A	772,900	23,635
Advance Auto Parts, Inc.	77,806	5,520
Lowe’s Cos., Inc.	644,800	20,879
Staples, Inc.	241,957	2,786

		52,820

Textiles & Apparel—0.09%
Deckers Outdoor Corp.A	275,040	7,874

Total Consumer Discretionary		567,350

CONSUMER STAPLES—8.26%
Beverages—1.50%
Coca-Cola Enterprises, Inc.	52,010	1,635
Diageo plc, ADRB	689,556	78,697
Dr Pepper Snapple Group, Inc.	74,810	3,206
Molson Coors Brewing Co., Class B	275,300	11,876
PepsiCo, Inc.	432,620	29,955

		125,369

Food & Drug Retailing—2.69%
CVS Caremark Corp.	785,543	36,449
Kroger Co.	3,757,000	94,751
Walgreen Co.	45,050	1,587

	Shares	Fair Value
		(000’s)
Wal-Mart Stores, Inc.	1,227,960	$92,122

		224,909

Food Products—0.78%
Danone S.A., ADRB	626,090	7,695
General Mills, Inc.	759,185	30,428
JM Smucker Co.	26,210	2,245
Kellogg Co.	69,769	3,650
Kraft Foods Group, Inc.A	89,300	4,061
Mondelez International, Inc.A	300,600	7,978
Nestle S.A., ADRB	142,732	9,059

		65,116

Household Products—0.05%
Procter & Gamble Co.	58,939	4,081

Tobacco—3.24%
Altria Group, Inc.	1,447,762	46,039
Imperial Tobacco Group plc, ADRB	929,300	70,067
Lorillard, Inc.	68,620	7,961
Philip Morris International, Inc.	1,656,501	146,700

		270,767

Total Consumer Staples		690,242

ENERGY—11.85%
Energy Equipment & Services—1.66%
Cobalt International Energy, Inc.A	2,627,700	54,682
Halliburton Co.	865,000	27,931
Transocean Ltd.	1,226,351	56,032

		138,645

Oil & Gas—10.19%
Apache Corp.	722,771	59,809
BP plc, ADRB	2,734,988	117,305
Chevron Corp.	612,987	67,557
ConocoPhillips	1,229,040	71,100
EOG Resources, Inc.	48,056	5,598
Exxon Mobil Corp.	164,716	15,017
Hess Corp.	335,600	17,538
Marathon Oil Corp.	1,911,200	57,451
Marathon Petroleum Corp.	342,750	18,827
Murphy Oil Corp.	302,300	18,138
Occidental Petroleum Corp.	935,248	73,848
Phillips 66	1,512,220	71,317
Royal Dutch Shell plc, ADRB	1,421,907	98,879
Seadrill Ltd.	662,100	26,709
Spectra Energy Corp.	2,391,800	69,051
Total S.A., ADRB	1,254,500	63,105

		851,249

Total Energy		989,894

FINANCIALS—25.34%
Banks—8.28%
Bank of America Corp.	21,221,590	197,785
Bank of New York Mellon Corp.	3,224,697	79,682
Fifth Third Bancorp	1,680,600	24,419
KeyCorp	2,120,374	17,854
PNC Financial Services Group, Inc.	1,668,243	97,075
SunTrust Banks, Inc.	1,106,600	30,100
Wells Fargo & Co.	6,723,571	226,517
Zions Bancorporation	858,000	18,421

		691,853

Diversified Financials—9.87%
American Express Co.	1,475,900	82,606

See accompanying notes

7

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
BlackRock, Inc., Class A	54,528	$10,343
Capital One Financial Corp.	1,352,200	81,362
Charles Schwab Corp.	2,841,200	38,583
Citigroup, Inc.	3,675,476	137,426
Franklin Resources, Inc.	42,810	5,471
Goldman Sachs Group, Inc.	161,447	19,759
JPMorgan Chase & Co.	7,560,394	315,117
Mastercard, Inc., Class A	9,259	4,268
Moody’s Corp.	91,020	4,384
Morgan Stanley	1,692,400	29,414
SLM Corp.	2,435,300	42,813
State Street Corp.	1,076,324	47,972
Western Union Co.	417,454	5,302

		824,820

Insurance—6.91%
ACE Ltd.	435,716	34,269
Allstate Corp.	1,488,300	59,502
American International Group, Inc.A	2,757,700	96,327
Aon plc	152,946	8,251
Berkshire Hathaway, Inc., Class BA	620,710	53,598
Chubb Corp.	82,390	6,342
Hartford Financial Services Group, Inc.	1,353,450	29,383
Lincoln National Corp.	2,069,700	51,308
MetLife, Inc.	3,189,720	113,204
Prudential Financial, Inc.	388,508	22,164
Travelers Cos., Inc.	151,019	10,713
Unum Group	2,338,100	47,417
XL Group plc	1,801,200	44,562

		577,040

Real Estate—0.28%
Chimera Investment Corp.C	8,795,700	23,485

Total Financials		2,117,198

HEALTH CARE—12.34%
Health Care Equipment & Supplies—2.71%
Baxter International, Inc.	1,252,200	78,425
Becton Dickinson and Co.	53,785	4,070
Covidien plc	549,700	30,206
Medtronic, Inc.	2,095,549	87,134
St Jude Medical, Inc.	173,156	6,625
Thermo Fisher Scientific, Inc.	122,850	7,501
Zimmer Holdings, Inc.	188,400	12,097

		226,058

Health Care Providers & Services—1.87%
Humana, Inc.	504,900	37,499
Quest Diagnostics, Inc.	393,012	22,685
UnitedHealth Group, Inc.	436,400	24,438
WellPoint, Inc.	1,165,800	71,440

		156,062

Pharmaceuticals—7.76%
Abbott Laboratories	183,329	12,012
AstraZeneca plc, ADRB	258,300	11,985
Eli Lilly & Co.	236,100	11,482
Johnson & Johnson	2,841,581	201,241
Merck & Co., Inc.	2,356,155	107,511
Novartis AG, ADRB	804,900	48,448
Pfizer, Inc.	8,723,137	216,944
Roche Holding AG, ADRB	92,721	4,458
Sanofi, ADRB	784,100	34,454

		648,535

Total Health Care		1,030,655

	Shares	Fair Value
		(000’s)
INDUSTRIALS—10.04%
Aerospace & Defense—3.20%
Boeing Co.	996,750	$70,211
Exelis, Inc.	1,442,800	15,957
Lockheed Martin Corp.	747,596	70,027
Northrop Grumman Corp.	300,157	20,618
Raytheon Co.	1,338,100	75,683
United Technologies Corp.	198,285	15,498

		267,994

Air Freight & Couriers—0.43%
FedEx Corp.	264,800	24,359
United Parcel Service, Inc., Class B	154,740	11,335

		35,694

Commercial Services & Supplies—0.05%
Dun & Bradstreet Corp.	49,151	3,983

Construction & Engineering—0.02%
Fluor Corp.	26,192	1,463

Electronic Equipment & Instruments—0.44%
Emerson Electric Co.	760,100	36,812

Industrial Conglomerates—2.93%
3M Co.	150,944	13,223
General Electric Co.	6,654,900	140,151
Honeywell International, Inc.	1,355,498	83,011
Tyco International Ltd.	298,990	8,034

		244,419

Machinery—2.93%
Cummins, Inc.	696,300	65,159
Danaher Corp.	187,467	9,698
Eaton Corp.	1,124,594	53,103
Illinois Tool Works, Inc.	689,100	42,263
ITT Corp.	524,400	10,908
PACCAR, Inc.	751,000	32,548
Pentair Ltd.	67,038	2,832
Xylem, Inc.	1,179,300	28,610

		245,121

Road & Rail—0.04%
Canadian National Railway Co.	43,508	3,758

Total Industrials		839,244

INFORMATION TECHNOLOGY—9.44%
Communications—0.24%
Facebook, Inc.A	930,300	19,643

Communications Equipment—0.95%
Cisco Systems, Inc.	1,277,514	21,897
Corning, Inc.	4,874,400	57,274

		79,171

Computers & Peripherals—3.10%
Hewlett-Packard Co.	5,989,849	82,959
International Business Machines Corp.	327,846	63,776
Seagate Technology plc	2,736,825	74,770
Western Digital Corp.	1,128,300	38,622

		260,127

Electronic Equipment & Instruments—0.43%
Avnet, Inc.A	187,600	5,375
TE Connectivity Ltd.	940,000	30,249

		35,624

See accompanying notes

8

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
IT Consulting & Services—0.68%
Accenture plc, Class A	265,288	$17,883
Fidelity National Information Services, Inc.	1,056,900	34,740
Fiserv, Inc.A	53,490	4,009

		56,632

Semiconductor Equipment & Products—1.00%
Intel Corp.	3,014,917	65,197
Texas Instruments, Inc.	643,000	18,062

		83,259

Software—3.04%
CA, Inc.	948,903	21,369
Microsoft Corp.	5,695,600	162,524
Oracle Corp.	2,267,594	70,409

		254,302

Total Information Technology		788,758

MATERIALS—1.24%
Chemicals—0.70%
Air Products & Chemicals, Inc.	321,338	24,914
EI du Pont de Nemours & Co.	501,400	22,323
PPG Industries, Inc.	94,939	11,115

		58,352

Metals & Mining—0.54%
Newmont Mining Corp.	832,400	45,407

Total Materials		103,759

TELECOMMUNICATION SERVICES—3.94%
Diversified Telecommunication Services—1.78%
AT&T, Inc.	2,634,192	91,117
Verizon Communications, Inc.	1,298,886	57,982

		149,099

Wireless Telecommunication Services—2.16%
Vodafone Group plc, ADRB	6,633,974	179,821

Total Telecommunication Services		328,920

UTILITIES—4.45%
CenterPoint Energy, Inc.	2,753,200	59,662
Dominion Resources, Inc.	336,100	17,739
Edison International	516,000	24,221
Entergy Corp.	937,500	68,044
Exelon Corp.	1,556,300	55,684
NRG Energy, Inc.	1,354,800	29,209
PG&E Corp.	130,334	5,542
PPL Corp.	53,535	1,584
Public Service Enterprise Group, Inc.	3,447,826	110,469

Total Utilities		372,154

Total Common Stock (Cost $7,130,568)		7,828,174

PREFERRED STOCK—0.36%
CONSUMER DISCRETIONARY—0.34%
General Motors Co., 4.75%, Due 12/1/2013	686,125	27,870

INDUSTRIALS—0.01%
United Technologies Corp., 7.5%, Due 12/1/2012	14,770	803

	Shares	Fair Value
		(000’s)
UTILITIES—0.01%
PPL Corp., 9.5%, Due 7/1/2013	18,398	$1,000

Total Preferred Stock (Cost $33,888)		29,673

SHORT-TERM INVESTMENTS—6.34%
American Beacon U.S. Government Money Market Select Fund, Select Class D	35,000,000	35,000
JPMorgan U.S. Government Money Market Fund, Capital Class	494,786,104	494,786

Total Short-Term Investments (Cost $529,786)		529,786

TOTAL INVESTMENTS—100.39% (Cost $7,694,242)		8,387,633
LIABILITIES, NET OF OTHER ASSETS—(0.39%)		(32,401)

TOTAL NET ASSETS—100.00%		$8,355,231

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR—American Depositary Receipt.
C	REIT—Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

9

American Beacon Large Cap Value FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	7,000	December, 2012	$492,380	$(5,280)

				$492,380	$(5,280)

See accompanying notes

10

American Beacon Large Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$8,352,633
Investments in affiliated securities, at fair value B	35,000
Deposit with brokers for futures contracts	17,594
Receivable for investments sold	518
Dividends and interest receivable	7,700
Receivable for fund shares sold	11,418
Receivable for tax reclaims	577
Prepaid expenses	112

Total assets	8,425,552

Liabilities:
Payable for investments purchased	15
Payable for variation margin from open futures contracts	678
Payable for fund shares redeemed	59,999
Management and investment advisory fees payable	5,708
Administrative service and service fees payable	2,728
Professional fees payable	64
Other liabilities	1,129

Total liabilities	70,321

Net assets	$8,355,231

Analysis of Net Assets:
Paid-in-capital	8,780,136
Undistributed net investment income	125,361
Accumulated net realized loss	(1,238,377)
Unrealized appreciation of investments and futures contracts	688,111

Net assets	$8,355,231

Shares outstanding at no par value (Unlimited shares authorized):
Institutional Class	181,392,286

Y Class	4,122,893

Investor Class	177,913,306

Advisor Class	5,117,808

Retirement Class	111,139

A Class	304,947

C Class	121,646

AMR Class	28,208,158

Net asset value, offering and redemption price per share:
Institutional Class (Net assets $3,914,172,668)	$21.58

Y Class (Net assets $88,508,971)	$21.47

Investor Class (Net assets $3,635,332,581)	$20.43

Advisor Class (Net assets $103,628,855)	$20.25

Retirement Class (Net assets $2,230,063)	$20.07

A Class (Net assets $6,222,523) (offering price $21.66)	$20.41

C Class (Net assets $2,468,569)	$20.29

AMR Class (Net assets $602,667,171)	$21.36

A Cost of investments in unaffiliated securities	$7,659,242
B Cost of investments in affiliated securities	$35,000

See accompanying notes

11

American Beacon Large Cap Value FundSM

Statement of Operations

For the year ended October 31, 2012 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$231,857
Dividend income from affiliated securities	10
Interest income	7
Other income	2

Total investment income	231,876

Expenses:
Management and investment advisory fees (Note 2)	19,394
Administrative service fees (Note 2):
Institutional Class	11,116
Y Class	470
Investor Class	11,000
Advisor Class	374
Retirement Class	3
A Class	20
C Class	7
AMR Class	289
Transfer agent fees:
Institutional Class	119
Y Class	6
Investor Class	196
Advisor Class	4
Retirement Class	1
A Class	2
C Class	1
AMR Class	13
Custody and fund accounting fees	1,010
Professional fees	310
Registration fees and expenses	200
Service fees (Note 2):
Y Class	157
Investor Class	13,623
Advisor Class	312
Retirement Class	3
A Class	8
C Class	3
Distribution fees (Note 2):
Advisor Class	312
Retirement Class	5
A Class	13
C Class	18
Prospectus and shareholder report expenses	602
Insurance fees	199
Trustee fees	632
Other expenses	466

Total expenses	60,888

Net investment income	170,988

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	184,727
Commission recapture (Note 3)	121
Futures contracts	34,593
Change in net unrealized appreciation or (depreciation) from:
Investments	849,623
Futures contracts	(18,647)

Net gain on investments	1,050,417

Net increase in net assets resulting from operations	$1,221,405

A Foreign taxes	$1,504

See accompanying notes

12

American Beacon Large Cap Value FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$170,988	$153,935
Net realized gain from investments and futures contracts	219,441	599,299
Change in net unrealized appreciation or (depreciation) from investments and futures contracts	830,976	(479,211)

Net increase in net assets resulting from operations	1,221,405	274,023

Distributions to Shareholders:
Net investment income:
Institutional Class	(82,469)	(47,237)
Y Class	(3,555)	(27)
Investor Class	(77,449)	(48,747)
Advisor Class	(2,549)	(1,398)
Retirement Class	(18)	0
A Class	(88)	(13)
C Class	(23)	(1)
AMR Class	(14,457)	(8,633)

Net distributions to shareholders	(180,608)	(106,056)

Capital Share Transactions:
Proceeds from sales of shares	1,598,720	1,902,054
Reinvestment of dividends and distributions	170,923	101,485
Cost of shares redeemed	(2,437,583)	(2,384,873)

Net (decrease) in net assets from capital share transactions	(667,940)	(381,334)

Net increase (decrease) in net assets	372,857	(213,367)

Net Assets:
Beginning of period	7,982,374	8,195,741

End of Period *	$8,355,231	$7,982,374

* Includes undistributed net investment income of	$125,361	$134,981

See accompanying notes

13

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Large Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $ 250,000
Y Class	Investors making an initial investment of $ 100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Prouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period May 1, 2012 to October 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Fund did not hold any Level 3 investments as of October 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services.

14

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2012 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.24%	$19,394	$15,302	$4,092

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor, and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of its average daily net assets of the Select Funds.

15

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

During the year ended October 31, 2012, the Manager earned fees from the Select Funds totaling $12,541 on the Fund’s direct investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2012, the Fund participated as a lender by loaning, on average, $9,507,014 for 7 days at an average rate of 0.82% with interest charges of $563 and $941 to the American Beacon SiM High Yield Opportunities and Balanced Funds, respectively.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2012, the Manager contractually reimbursed $91 for the C Class of which $8 was receivable at October 31, 2012. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2012, Foreside has collected $9,056 from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2012, $886 in CDSC fees were collected for the Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until

16

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. As of October 31, 2012, there were no transfers between levels. As of October 31, 2012, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock	$7,828,174	$—	$—	$7,828,174
Preferred Stock	29,673	—	—	29,673
Short-Term Investments-Money Markets	529,786	—	—	529,786

Total Investments in Securities	$8,387,633	$—	$—	$8,387,633

Futures Contracts	$(5,280)	$—	$—	$(5,280)

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

17

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

18

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts*	$(5,280)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statement of Operations	Derivatives	Total
Net realized gain (loss) from futures contracts	Equity Contracts	$34,593
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	$(18,647)

*	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

19

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$82,469	$47,237
Y Class	3,555	27
Investor Class	77,449	48,747
Advisor Class	2,549	1,398
Retirement Class	18	—
A Class	88	13
C Class	23	1
AMR Class	14,457	8,633

Total distributions paid	$180,608	$106,056

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$7,984,005
Unrealized appreciation	1,137,184
Unrealized depreciation	(733,556)

Net unrealized appreciation or (depreciation)	403,628
Undistributed ordinary income	125,361
Accumulated long-term gain or (loss)	(948,639)
Other temporary differences	(5,255)

Distributable earnings or (deficits)	$(424,905)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or losses on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or losses under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from Section 732 basis adjustments that have been reclassified as of October 31, 2012 (in thousands):

Paid-in-capital	$8
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss)	(8)
Unrealized appreciation or (depreciation) of investments and futures contracts	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

20

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

At October 31, 2012 the capital loss carry forward positions that may be applied against realized net taxable gains in each succeeding year or until the expiration date, whichever occurs first, prior to the RIC MOD provisions are $227,053, $684,423, and $42,443 expiring in 2016, 2017, and 2018 respectively. The Fund utilized $229,261 of net capital loss carryovers for the year ended October 31, 2012. (in thousands)

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended October 31, 2012 were $2,400,271 and $3,191,648, respectively (in thousands).

A summary of the Fund’s direct ownership and transactions in the USG Select Fund for the year ended October 31, 2012 is set forth below (in thousands):

Affiliate	October 31, 2011 Shares/Fair Value	Purchases	Sales	October 31, 2012 Shares/Fair Value
USG Select Fund	$25,000	$50,000	$40,000	$35,000

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	38,505	$784,522	2,764	$57,155	26,251	$506,078	1,041	$19,728
Reinvestment of dividends	4,077	75,537	192	3,547	4,246	74,766	143	2,499
Shares redeemed	(39,268)	(795,028)	(5,966)	(126,980)	(61,686)	(1,177,109)	(3,341)	(65,045)

Net increase (decrease) in shares outstanding	3,314	$65,031	(3,010)	$(66,278)	(31,189)	$(596,265)	(2,157)	$(42,818)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	104	$1,982	11,216	$224,730	171	$3,306	63	$1,219
Reinvestment of dividends	1	18	789	14,457	4	79	1	20
Shares redeemed	(51)	(943)	(14,041)	(270,477)	(89)	(1,684)	(16)	(317)

Net increase (decrease) in shares outstanding	54	$1,057	(2,036)	$(31,290)	86	$1,701	48	$922

21

American Beacon Large Cap Value FundSM

Notes to Financial Statements

October 31, 2012

For the Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	39,716	$774,595	7,497	$151,632	45,467	$843,177	1,548	$28,674
Reinvestment of dividends	2,273	44,274	1	27	2,547	47,168	75	1,372
Shares redeemed	(45,266)	(866,688)	(480)	(9,076)	(74,020)	(1,366,606)	(1,681)	(30,880)

Net increase (decrease) in shares outstanding	(3,277)	$(47,819)	7,018	$142,583	(26,006)	$(476,261)	(58)	$(834)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63	$1,138	5,137	$97,647	210	$3,855	73	$1,336
Reinvestment of dividends	–	–	448	8,633	1	11	–	–
Shares redeemed	(6)	(109)	(5,724)	(110,845)	(38)	(650)	(1)	(19)

Net increase (decrease) in shares outstanding	57	$1,029	(139)	$(4,565)	173	$3,216	72	$1,317

22

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23

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Institutional Class

Year Ended October 31,
	2012	2011G	2010	2009	2008
Net asset value, beginning of period	$18 .99	$18 .56	$16 .32	$15 .01	$26 .03

Income from investment operations:
Net investment incomeA	0 .45	0 .39	0 .32	0 .35	0 .51
Net gains (losses) from securities (both realized and unrealized)	2 .60	0 .30	2 .22	1 .40	(10 .41)

Total income (loss) from investment operations	3 .05	0 .69	2 .54	1 .75	(9 .90)

Less distributions:
Dividends from net investment income	(0 .46)	(0 .26)	(0 .30)	(0 .44)	(0 .41)
Distributions from net realized gains on securities	—	—	—	—	(0 .71)

Total distributions	(0 .46)	(0 .26)	(0 .30)	(0 .44)	(1 .12)

Net asset value, end of period	$21 .58	$18 .99	$18 .56	$16 .32	$15 .01

Total return B	16 .48%	3 .69%	15 .68%	12 .41%	(39 .59)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,914,173	$3,380,918	$3,366,011	$2,221,162	$2,038,539
Ratios to average net assets (annualized):
Expenses, before reimbursements	0 .59%	0 .58%	0 .59%	0 .61%	0 .58%
Expenses, net of reimbursements	0 .59%	0 .58%	0 .59%	0 .61%	0 .58%
Net investment income (loss), before reimbursements	2 .23%	1 .96%	1 .73%	2 .36%	2 .19%
Net investment income, net of reimbursements	2 .23%	1 .96%	1 .73%	2 .36%	2 .19%
Portfolio turnover rate	30%	90%	28%	27%	28%

A

For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

24

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class					Advisor Class
Year Ended October 31,			Aug. 3 to Oct 31,		Year Ended October 31,					Year Ended October 31,
2012	2011G	2010	2009		2012	2011G	2010	2009	2008	2012	2011G	2010	2009	2008
$18.92	$18.49	$16.32	$15.59		$17.99	$17.61	$15.51	$14.29	$24.83	$17.83	$17.47	$15.39	$14.19	$24.70

0.53	0.37	0.29	0.06		0.36	0.30	0.23	0.28	0.41	0.31	0.27	0.21	0.26	0.32
2.50	0.30	2.22	0.67		2.47	0.29	2.12	1.34	(9.88)	2.48	0.28	2.10	1.32	(9.79)

3.03	0.67	2.51	0.73		2.83	0.59	2.35	1.62	(9.47)	2.79	0.55	2.31	1.58	(9.47)

(0.48)	(0.24)	(0.34)	—		(0.39)	(0.21)	(0.25)	(0.40)	(0.36)	(0.37)	(0.19)	(0.23)	(0.38)	(0.33)
—	—	—	—		—	—	—	—	(0.71)	—	—	—	—	(0.71)

(0.48)	(0.24)	(0.34)	—		(0.39)	(0.21)	(0.25)	(0.40)	(1.07)	(0.37)	(0.19)	(0.23)	(0.38)	(1.04)

$21.47	$18.92	$18.49	$16.32		$20.43	$17.99	$17.61	$15.51	$14.29	$20.25	$17.83	$17.47	$15.39	$14.19

16.43%	3.58%	15.50%	4.68	%D	16.05%	3.30%	15.27%	11.99%	(39.72)%	15.96%	3.11%	15.14%	11.81%	(39.87)%

$88,509	$134,968	$2,123	$1		$3,635,333	$3,761,691	$4,140,584	$3,798,632	$3,594,565	$103,629	$129,739	$128,080	$114,945	$99,416

0.69%	0.69%	0.70%	0.68	%E	0.96%	0.95%	0.96%	0.93%	0.83%	1.08%	1.08%	1.10%	1.12%	1.08%
0.69%	0.69%	0.70%	0.68	%E	0.96%	0.95%	0.96%	0.93%	0.83%	1.08%	1.08%	1.10%	1.10%	1.08%
2.12%	1.88%	1.51%	1.58	%E	1.89%	1.59%	1.36%	2.05%	1.94%	1.78%	1.46%	1.23%	1.84%	1.69%
2.12%	1.88%	1.51%	1.58	%E	1.89%	1.59%	1.36%	2.05%	1.94%	1.78%	1.46%	1.23%	1.86%	1.69%
30%	90%	28%	27	%C	30%	90%	28%	27%	28%	30%	90%	28%	27%	28%

25

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Retirement Class					A Class
	Year Ended October 31,			May 1 to October 31, 2009		Year Ended October 31,		May 17 to October 31, 2010
	2012	2011G	2010			2012	2011G
Net asset value, beginning of period	$17.74	$17.32	$15.36	$12.66		$18.01	$17.61	$16.93

Income from investment operations:
Net investment income (loss)A	0.28	0.20	0.18	0.08		0.36	0.24	0.03
Net gains (losses) from securities (both realized and unrealized)	2.42	0.30	2.07	2.62		2.44	0.31	0.65

Total income (loss) from investment operations	2.70	0.50	2.25	2.70		2.80	0.55	0.68

Less distributions:
Dividends from net investment income	(0.37)	(0.08)	(0.29)	—		(0.40)	(0.15)	—
Distributions from net realized gains on securities	—	—	—	—		—	—	—

Total distributions	(0.37)	(0.08)	(0.29)	—		(0.40)	(0.15)	—

Net asset value, end of period	$20.07	$17.74	$17.32	$15.36		$20.41	$18.01	$17.61

Total return B	15.57%	2.86%	14.78%	21.33	%D	15.91%	3.12%	4.02	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,230	$1,019	$2	$1		$6,222	$3,942	$814
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.42%	1.39%	1.37%	1.37	%E	1.12%	1.16%	1.06	%E
Expenses, net of reimbursements	1.42%	1.39%	1.37%	1.37	%E	1.12%	1.16%	1.06	%E
Net investment income (loss), before reimbursements	1.19%	1.06%	0.95%	1.15	%E	1.66%	1.37%	1.09	%E
Net investment income, net of reimbursements	1.19%	1.06%	0.95%	1.15	%E	1.66%	1.37%	1.09	%E
Portfolio turnover rate	30%	90%	28%	27	%C	30%	90%	28	%F

A

For purposes of this calculation, through October 31, 2007, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	On December 1, 2010, MFS Institutional Advisors, Inc. assumed management of the Large Cap Value Fund’s assets previously managed by Metropolitan West Capital Management, LLC.

26

American Beacon Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class				AMR Class
Year Ended October 31,		Sept. 1 to October 31, 2010		Year Ended October 31,
2012	2011G			2012	2011G	2010	2009	2008
$17.95	$17.58	$16.17		$18.81	$18.37	$16.14	$14.88	$25.80

0.22	0.10	(0.01)		0.52	0.41	0.34	0.37	0.51
2.42	0.32	1.42		2.54	0.32	2.22	1.38	(10.26)

2.64	0.42	1.41		3.06	0.73	2.56	1.75	(9.75)

(0.30)	(0.05)	—		(0.51)	(0.29)	(0.33)	(0.49)	(0.46)
—	—	—		—	—	—	—	(0.71)

(0.30)	(0.05)	—		(0.51)	(0.29)	(0.33)	(0.49)	(1.17)

$20.29	$17.95	$17.58		$21.36	$18.81	$18.37	$16.14	$14.88

14.97%	2.36%	8.72	%D	16.75%	3.94%	16.04%	12.59%	(39.43)%

$2,468	$1,329	$38		$602,667	$568,768	$558,089 $	520,799	$497,127

1.88%	2.54%	2.14	%E	0.33%	0.33%	0.34%	0.36%	0.32%
1.87%	1.84%	1.87	%E	0.33%	0.33%	0.34%	0.36%	0.32%
0.89%	(0.01)%	(0.76	)%E	2.51%	2.21%	1.98%	2.62%	2.44%
0.89%	0.68%	(0.50	)%E	2.51%	2.21%	1.98%	2.62%	2.44%
30%	90%	28	%F	30%	90%	28%	27%	28%

27

American Beacon Large Cap Value FundSM

Privacy Policy & Federal Tax Information

October 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2012.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2011. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	75.66%
Qualified Dividend Income	100.00%

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

28

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between the Manager and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

29

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements (Unaudited)

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The

30

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements (Unaudited)

Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect

31

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements (Unaudited)

to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the American Beacon Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon Large Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Large Cap Value Fund, the Trustees considered the following additional factors: (1) the Fund outperformed the peer universe median for the one-, three-, five-, and ten-year periods ended March 31, 2012; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper universe.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), and Massachusetts Financial Services Company (“MFS”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2012; (2) Brandywine outperformed the peer universe median for the one-, three- and ten-year periods ended March 31, 2012, but underperformed for the five-year period; (3) Hotchkis outperformed the peer universe median for the one-, three- and ten-year periods ended March 31, 2012, but underperformed for the five-year period; (4) MFS outperformed for the one-year period ended March 31, 2012; (5) management’s explanation that Brandywine’s underperformance was due in part to poor stock selection in 2008, Brandywine’s defensive position in 2009, and a focus on high quality securities in 2011; (6) management’s explanation that Hotchkis’ underperformance was due in part to exposure to homebuilders and a lack of holdings in the energy sector in 2007, poor stock selection in 2008, and Hotchkis’ overweight position in low P/E stocks in 2011; (7) the recent improved performance of both Brandywine and Hotchkis; (8) the performance of Barrow with respect to the portion of the Fund’s assets it manages was comparable or better than the performance of its composite of similarly managed accounts; (9) the performance of Brandywine with respect to the portion of the Fund’s assets it manages was comparable to its composite of similarly managed accounts; (10) the performance of Hotchkis with respect to the portion of the Fund’s assets it manages was comparable to the performance of its composite of similarly managed accounts; (11) the performance of MFS with respect to the portion of the Fund’s assets it manages was comparable to MFS’ other funds and client accounts with similar investment objectives and policies as the Fund; (12) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (13) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (14) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Large Cap Value Fund.

32

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED
TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004- 2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice
	Chairman since 2008	President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004- Present); Trustee, American Beacon Master Trust (2004-2012).

33

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS
Term
One Year
Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008- 2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004- Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003- 2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

34

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010- 2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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37

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, Advisor, Retirement Classes	American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
AMR ClassSM	Kansas City, MO 64121-9643
Call (800) 345-2345

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967- 9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/12

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2012

SMALL CAP VALUE FUND

About American Beacon Advisors	Contents

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management. Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.	President’s Message	1
	Market and Performance Overview	2-4
	Schedule of Investments	7
	Financial Highlights	28
	Additional Information	Back Cover

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Please see the prospectus for a complete discussion of the Fund’s risks.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2012

Dear Shareholders,

In recent years, small-cap growth stocks have performed better than small-cap value stocks. In 2011, for instance, the Russell 2000 Growth Index lost 2.91%, while the Russell 2000 Value Index lost 5.50%. But this shouldn’t deter investors from considering value-oriented vehicles, since value and growth stocks tend to ebb and flow in relation to one another over the long term.

As evidence of this, the Russell 2000 Value Index has returned 14.47% in the 12 months ended on October 31, 2012. For the same period, the Russell 2000 Growth Index returned 9.70%.

For the 12-month period ended October 31, 2012, the American Beacon Small Cap Value Fund (Institutional Class) returned 12.71%.

Many long-term investors have embraced a value-oriented strategy because over long periods of time, value-investing strategies have outperformed their growth-oriented counterparts. That is what the American Beacon Small Cap Value Fund strives to achieve. With six highly regarded sub-advisors, the Fund not only offers a wide breadth of expertise in portfolio management, but serves as a vehicle for diversification as well.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2012 (Unaudited)

U.S. stocks saw a resurgence for the one-year period ended October 31, 2012, with the Russell 1000, Russell 1000 Value and S&P 500 Indexes returning 14.97%, 16.89% and 15.21%, respectively. The advance was impressive, as it was made in the face of a deteriorating global growth outlook and while individuals continued to withdraw billions of dollars from domestic equity mutual funds.

The bulk of these gains can be attributed to a significant fourth-quarter 2011 and first-quarter 2012 rally that saw stock prices surge, as solid retail sales growth and upbeat gains in employment buoyed economic confidence. Through the middle part of spring, though, weak payroll employment reports and concerns over the eurozone debt crisis let the air out of the rally. There was a significant slowdown in economic activity in the U.S. and around the world in the second quarter, and Europe re-entered recession. Stocks responded to the weakening economic developments by dropping about 9% before rallying in June to cut the second quarter’s loss to 2.8% for the S&P 500 Index.

Improvement in the U.S. economy emerged late in the third quarter when reports for retail sales, automobile sales and consumer confidence were better than expected in September. Surprisingly strong housing activity also helped drive a summer rise in stocks that was wholly unexpected by many market observers.

Despite the strong gains during the year, it is still possible to find equities that remain inexpensive, but the broad market is no longer “cheap.” Stocks finished the period ended October 31, 2012, by plateauing in reaction to disappointing third-quarter earnings. Forward guidance still seems to be vulnerable to downward revisions, especially if the “fiscal cliff” remains on the horizon. Economic growth is still sluggish.

The U.S. economy also appears to be in better shape relative to most of the developed world. An energy boom is underway here that will radically reshape U.S. trade balances and competitiveness. U.S. oil and natural gas production is rising; imports of oil are falling. A manufacturing renaissance is underway, and here again, natural gas plays a part, as energy input costs here are far lower than the rest of the world. As labor costs soar in China, India, Brazil and other developing markets, the cost savings from moving overseas are disappearing. A June survey of 259 American manufacturers indicated 40% of them were returning production to the U.S. The U.S. is also an agricultural powerhouse and does not face food inflation, shortages or distribution problems like many other countries. And the U.S. remains far and away the leader in technology innovation; others may manufacture the products (for now) but the ideas come from U.S. shores more often than not.

From a longer-term perspective, stocks appear attractive. The economy is operating well below capacity while corporations are sitting on mountains of cash and balance sheets have been largely cleansed since the recession. U.S. Treasury securities, which offer negative real yields, look like an unattractive investment choice long-term. Individuals are underinvested in equities after moving billions of dollars out of domestic equity mutual funds. Corporate pension plans have made similar moves out of equities into very low-returning government bonds when bonds are the least attractive they have been in generations. Despite macroeconomic and geopolitical uncertainties, equities appear to continue to be a more compelling alternative.

2

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Small Cap Value Fund (the “Fund”) returned 12.25% for the twelve months ended October 31, 2012, lagging the Russell 2000® Value Index (the “Index”) return of 14.47% but outperforming the Lipper Small-Cap Value Funds Index return of 11.18% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/02 through 10/31/12

	Annualized Total Returns Periods Ended 10/31/12
	1 Year	5 Years	10 Years	Value of $10,000 10/31/02- 10/31/12
Institutional Class(1,8)	12.71%	2.49%	10.74%	$27,726
Y Class(1,2,8)	12.58%	2.38%	10.68%	27,577
Investor Class(1,8)	12.25%	2.14%	10.42%	26,934
Advisor Class(1,3,8)	12.18%	1.98%	10.19%	26,387
Retirement Class (1,4,8)	11.77%	1.79%	10.08%	26,136
A Class with sales charge (1,5,8)	5.66%	0.85%	9.72%	25,281
A Class without sales charge(1,5,8)	12.11%	2.05%	10.37%	26,813
C Class with sales charge (1,6,8)	10.25%	1.69%	10.17%	26,344
C Class without sales charge (1,6,8)	11.25%	1.69%	10.17%	26,344
AMR Class(1,8)	13.00%	2.75%	11.03%	28,464
Lipper Small-Cap Value Funds Index(7)	11.18%	1.75%	10.11%	26,188
Russell 2000 Value Index(7)	14.47%	0.87%	9.38%	24,509

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional
Class from 10/31/02 up to 8/3/09, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/02 up to 5/1/03, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/02. A portion of the fees charged to the Advisor Class of the Fund was waived through 2004. Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 5/1/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/02.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	Russell 2000 Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.83%, 0.95%, 1.18%, 1.33%, 1.63%, 1.58%, 2.61%, and 0.57%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this

3

American Beacon Small Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as both stock selection and sector allocation detracted value relative to the Index.

The Fund’s holdings in the Consumer Discretionary and Financials sectors detracted most from performance. In the Consumer Discretionary sector, WMS Industries (down 25.5%), Gentex (down 41.4%) and Big Lots (down 21.9%) had the largest negative impact on the Fund’s returns. EZ Corp (down 28.6%) and Cash America International (down 29.4%) were the largest detractors in the Financials sector. Not owning Invesco Mortgage Capital, which was up 57.4% in the Index, also detracted from the Fund’s returns. Good stock selection in the Industrials and Materials sectors contributed to the Fund’s performance; however, it did not generate enough positive returns to offset the aforementioned poor performance. In the Industrials sector, RSC Holdings (up 128.1%), Oshkosh (up 45.8%) and Terex (up 36.7%) added the most value relative to the Index. PolyOne (up 70.7%) and Jarden (up 57.6%) were the largest contributors in the Materials sector.

A significant underweight in Financials detracted approximately 60 basis points (0.60%) from performance through sector allocation. Overweight positions in Information Technology and Energy, the two worst performing sectors in the Index, also detracted from the Fund’s returns.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer term.

Top Ten Holdings

% of Net Assets
HealthSouth Corp.	0.9%
Endurance Specialty Holdings Ltd.	0.8%
First Horizon National Corp.	0.8%
Aspen Insurance Holdings Ltd.	0.8%
Oshkosh Corp.	0.8%
Valassis Communications, Inc.	0.8%
Rent-A-Center, Inc.	0.7%
Atlas Air Worldwide Holdings, Inc.	0.7%
Great Plains Energy, Inc.	0.7%
Portland General Electric Co.	0.7%

Sector Allocation

% of Equities
Financials	29.6%
Industrials	19.4%
Consumer Discretionary	14.2%
Information Technology	12.6%
Materials	7.1%
Energy	6.5%
Health Care	4.8%
Utilities	3.8%
Consumer Staples	1.7%
Telecommunication Services	0.3%

4

American Beacon Small Cap Value FundSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expense

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12
Institutional Class
Actual	$1,000.00	$1,006.70	$4.14
Hypothetical **	$1,000.00	$1,021.01	$4.17

Y Class
Actual	$1,000.00	$1,006.27	$4.64
Hypothetical **	$1,000.00	$1,020.51	$4.67

Investor Class
Actual	$1,000.00	$1,004.42	$6.00
Hypothetical **	$1,000.00	$1,019.15	$6.04

Advisor Class
Actual	$1,000.00	$1,004.44	$6.65
Hypothetical **	$1,000.00	$1,018.50	$6.70

Retirement Class
Actual	$1,000.00	$1,002.50	$8.41
Hypothetical **	$1,000.00	$1,016.74	$8.47

A Class
Actual	$1,000.00	$1,004.44	$6.65
Hypothetical **	$1,000.00	$1,018.50	$6.70

AMR Class
Actual	$1,000.00	$1,008.16	$2.83
Hypothetical **	$1,000.00	$1,022.32	$2.85

C Class
Actual	$1,000.00	$1,000.01	$10.36
Hypothetical **	$1,000.00	$1,014.78	$10.43

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.82%, 0.92%, 1.19%, 1.32%, 1.67%, 1.32%, 2.06% and 0.56% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

5

American Beacon Small Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Small Cap Value Fund (one of the funds constituting the American Beacon Funds) (collectively, the “Fund”), as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Small Cap Value Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 27, 2012

6

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK—95.94%
CONSUMER DISCRETIONARY—13.61%
Auto Components—1.59%
American Axle & Manufacturing Holdings, Inc.A	1,712,659	$18,617
Cooper Tire & Rubber Co.	298,931	6,017
Dana Holding Corp.	884,790	11,644
Gentex Corp.	384,300	6,618
Sauer-Danfoss, Inc.	154,900	6,205
Superior Industries International, Inc.	68,220	1,166
Tenneco, Inc.A	91,600	2,798

		53,065

Automobiles—0.63%
Avis Budget Group, Inc.A	639,200	10,566
Hyster-Yale Materials Handling, Inc.A	43,418	1,784
Thor Industries, Inc.	232,690	8,849

		21,199

Hotels, Restaurants & Leisure—1.13%
Ameristar Casinos, Inc.	68,100	1,243
Boyd Gaming Corp.A	27,900	172
Brinker International, Inc.	245,160	7,551
CEC Entertainment, Inc.	21,295	660
International Speedway Corp., Class A	146,289	3,730
Lakes Entertainment, Inc.A	150,800	360
Orient-Express Hotels Ltd., Class AA	223,700	2,624
Pinnacle Entertainment, Inc.A	171,100	2,183
Ruby Tuesday, Inc.A	175,000	1,264
Speedway Motorsports, Inc.	103,500	1,687
WMS Industries, Inc.	983,830	16,165

		37,639

Household Durables—1.64%
Cavco Industries, Inc.A	51,569	2,493
Ethan Allen Interiors, Inc.	174,870	5,143
Furniture Brands International, Inc.A	833,900	1,268
Helen of Troy Ltd.A	159,486	4,820
KB HomeB	593,570	9,485
Lancaster Colony Corp.	43,760	3,185
M/I Homes, Inc.A	208,486	4,639
Matthews International Corp., Class A	21,075	606
Meritage Homes Corp.	170,280	6,297
Whirlpool Corp.	174,200	17,015

		54,951

Internet & Catalog Retail—0.06%
Insight Enterprises, Inc.A	118,350	1,914

Leisure Equipment & Products—0.59%
Brunswick Corp.	809,730	19,101
Callaway Golf Co.B	122,120	667

		19,768

Media—2.54%
AMC Networks, Inc., Class AA	220,100	10,283
Belo Corp., Series A	259,040	1,938
Digital Generation, Inc.A B	533,900	4,965
DreamWorks Animation SKG, Inc., Class AA B	278,800	5,679
EW Scripps Co., Class AA	119,710	1,270
Gannett Co. Inc.	499,200	8,436
John Wiley & Sons, Inc., Class A	150,838	6,543
Meredith Corp.B	323,078	10,813
Scholastic Corp.	82,406	2,719
Sinclair Broadcast Group, Inc., Class A	477,920	6,022

	Shares	Fair Value
		(000’s)
Valassis Communications, Inc.A B	1,002,400	$26,083

		84,751

Multiline Retail—0.32%
Big Lots, Inc.	104,300	3,038
Fred’s, Inc., Class A	79,540	1,078
Saks, Inc.B	652,744	6,710

		10,826

Specialty Retail—3.76%
Aaron’s, Inc.	91,700	2,827
Aeropostale, Inc.A	215,958	2,581
America’s Car-Mart, Inc.A	300,100	12,562
Asbury Automotive Group, Inc.A	83,220	2,640
Ascena Retail Group, Inc.A	64,388	1,275
Big 5 Sporting Goods Corp.	29,311	262
Buckle, Inc.B	88,450	3,995
Cabela’s, Inc.A	208,400	9,338
Cato Corp., Class A	230,210	6,533
Children’s Place Retail Stores, Inc.A	88,820	5,190
Express, Inc.	192,220	2,139
Finish Line Inc., Class A	285,260	5,935
GameStop Corp., Class AB	198,740	4,537
Hanesbrands, Inc.A	89,570	2,998
Lithia Motors, Inc., Class A	47,700	1,631
Men’s Wearhouse, Inc.	424,000	13,903
OfficeMax, Inc.	365,800	2,689
Pep Boys, Inc.A	477,260	4,768
Rent-A-Center, Inc.	748,818	24,958
Rush Enterprises, Inc., Class AA	337,000	6,403
Sonic Automotive, Inc., Class A	103,640	2,011
Titan Machinery, Inc.A B	269,350	6,370

		125,545

Textiles & Apparel—1.35%
Crocs, Inc.A	196,200	2,472
G-III Apparel Group Ltd.A	30,700	1,135
Guess?, Inc.	373,480	9,255
Jones Group, Inc.	341,877	4,038
Perry Ellis International, Inc.A	148,450	3,064
Quiksilver, Inc.A	3,308,900	10,588
Skechers U.S.A. Inc., Class AA	385,860	6,405
True Religion Apparel, Inc.	4,550	117
Warnaco Group, Inc.A	112,580	7,946

		45,020

Total Consumer Discretionary		454,678

CONSUMER STAPLES—1.61%
Food & Drug Retailing—0.68%
Andersons, Inc.	46,640	1,832
Casey’s General Stores, Inc.	124,376	6,412
Flowers Foods, Inc.	260,530	5,130
Harris Teeter Supermarkets, Inc.	199,970	7,489
Spartan Stores, Inc.	122,030	1,752

		22,615

Food Products—0.77%
Darling International, Inc.A	642,800	10,626
Dole Food Co. IncA B	327,760	4,126
Fresh Del Monte Produce, Inc.	150,480	3,788
Ingredion, Inc.	72,115	4,432
Overhill Farms, Inc.A	316,300	1,423
USANA Health Sciences, Inc.A B	36,800	1,588

		25,983

See accompanying notes

7

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Personal Products—0.07%
Revlon, Inc., Class AA	124,250	$1,913
Steiner Leisure Ltd.A	11,700	514

		2,427

Tobacco—0.09%
Universal Corp.	58,400	2,894

Total Consumer Staples		53,919

ENERGY—6.28%
Energy Equipment & Services—3.68%
Atwood Oceanics, Inc.A	415,717	19,872
Bristow Group, Inc.	299,940	14,974
Exterran Holdings, Inc.A	137,700	2,751
Hercules Offshore, Inc.A	396,270	1,886
Hornbeck Offshore Services, Inc.A	65,610	2,273
Key Energy Services, Inc.A	1,071,750	7,009
Matrix Service Co.A	153,775	1,613
McDermott International, Inc.A	560,710	6,005
Newpark Resources, Inc.A	1,666,100	11,313
Oil States International, Inc.A	88,100	6,440
Precision Drilling Corp.A B	1,758,050	12,659
RPC, Inc.B	548,800	6,289
SEACOR Holdings, Inc.	58,710	5,149
Superior Energy Services, Inc.A	100,400	2,041
Tesco Corp.A	473,154	4,168
Tidewater, Inc.	141,890	6,741
Unit Corp.A	292,935	11,820

		123,003

Oil & Gas—2.60%
Approach Resources, Inc.A B	220,690	5,436
Berry Petroleum Co., Class A	286,461	11,032
Cloud Peak Energy, Inc.	1,012,550	21,364
Comstock Resources, Inc.A	132,400	2,267
Contango Oil & Gas Co.A	55,200	2,714
Delek US Holdings, Inc.	142,600	3,672
EPL Oil & Gas, Inc.A	398,220	8,617
Gulfport Energy Corp.A	244,310	8,106
Helix Energy Solutions Group, Inc.A	262,980	4,547
Stone Energy Corp.A	519,400	12,253
W&T Offshore, Inc.	75,884	1,286
Western Refining, Inc.B	227,200	5,650

		86,944

Total Energy		209,947

FINANCIALS—28.39%
Banks—12.34%
Associated Banc-Corp.	1,476,700	19,035
Astoria Financial Corp.	232,000	2,327
Bancorp, Inc.A	104,357	1,187
BancorpSouth, Inc.	667,332	9,443
Bank of Hawaii Corp.	107,506	4,747
Bank of the Ozarks, Inc.	563,050	18,434
BBCN Bancorp, Inc.	678,485	8,094
Beneficial Mutual Bancorp, Inc.A	197,600	1,873
Berkshire Hills Bancorp, Inc.	51,898	1,219
Brookline Bancorp, Inc.	689,690	5,849
Cardinal Financial Corp.	234,820	3,750
Cathay General Bancorp	198,960	3,520
Chemical Financial Corp.	104,020	2,447
Citizens Republic Bancorp, Inc.A	78,800	1,429

	Shares	Fair Value
		(000’s)
City Holding Co.B	35,710	$1,254
City National Corp.	159,113	8,131
CoBiz Financial, Inc.	115,531	824
Columbia Banking System, Inc.	106,830	1,892
Community Bank System, Inc.	26,230	724
Community Trust Bancorp, Inc.	37,900	1,286
CVB Financial Corp.	636,143	6,883
Dime Community Bancshares, Inc.	86,255	1,251
East West Bancorp, Inc.	89,280	1,901
First Commonwealth Financial Corp.	283,600	1,858
First Financial Bancorp	652,000	10,236
First Financial Holdings, Inc.	182,800	2,577
First Horizon National Corp.	2,924,473	27,226
First Interstate Bancsystem, Inc.	296,000	4,449
First Midwest Bancorp, Inc.	819,612	10,139
First Niagara Financial Group, Inc.	221,600	1,835
FirstMerit Corp.	456,150	6,322
FNB Corp.	319,630	3,430
Fulton Financial Corp.	800,465	7,781
Glacier Bancorp, Inc.	133,974	1,943
Hancock Holding Co.	555,043	17,534
Home Federal Bancorp, Inc.	171,000	1,953
Iberiabank Corp.	377,820	18,812
Independent Bank Corp.	34,795	1,027
International Bancshares Corp.	198,442	3,602
Lakeland Financial Corp.	111,060	2,964
MB Financial, Inc.	514,220	10,418
National Penn Bancshares, Inc.	960,857	8,580
NBT Bancorp, Inc.	95,353	2,028
Northwest Bancshares, Inc.	279,190	3,322
Old National Bancorp	255,840	3,139
PacWest Bancorp	286,180	6,439
Pinnacle Financial Partners, Inc.A	86,420	1,690
Popular, Inc.A	226,200	4,372
PrivateBancorp, Inc.	176,300	2,849
Prosperity Bancshares, Inc.	403,029	16,871
Provident Financial Services, Inc.	459,870	6,898
Republic Bancorp, Inc., Class A	45,800	990
Sandy Spring Bancorp, Inc.	58,700	1,122
SCBT Financial Corp.	36,710	1,457
State Bank Financial Corp.	824,850	12,513
Sterling Financial Corp.	135,100	2,872
Susquehanna Bancshares, Inc.	986,720	10,232
Synovus Financial Corp.B	8,824,900	21,620
TCF Financial Corp.	298,696	3,417
Umpqua Holdings Corp.	305,555	3,694
Washington Federal, Inc.	455,245	7,639
Washington Trust Bancorp, Inc.	58,410	1,576
Webster Financial Corp.	754,686	16,603
WesBanco, Inc.	98,208	2,161
Western Alliance BancorpA	590,118	6,055
Wintrust Financial Corp.	373,730	13,809
Zions Bancorporation	391,400	8,403

		411,957

Diversified Financials—4.11%
CapitalSource, Inc.	502,550	3,975
Capitol Federal Financial, Inc.	411,650	4,903
Cash America International, Inc.	286,550	11,201
CoreLogic, Inc.A	386,060	9,188
Credit Acceptance Corp.A	69,268	5,656
DFC Global Corp.A	67,000	1,129
Duff & Phelps Corp., Class A	748,011	9,298

See accompanying notes

8

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
E*Trade Financial Corp.A	1,743,090	$14,572
Encore Capital Group, Inc.A	359,200	10,417
Euronet Worldwide, Inc.A	31,614	641
EZCORP, Inc., Class AA	616,100	12,113
Federated Investors, Inc., Class BB	95,722	2,225
Generac Holdings, Inc.	144,300	4,906
Green Dot Corp., Class AA B	679,450	6,924
Interactive Brokers Group, Inc., Class A	76,971	1,097
Janus Capital Group, Inc.	1,546,300	13,144
Jefferies Group, Inc.	310,000	4,414
KBW, Inc.	256,140	4,162
National Financial Partners Corp.A	70,740	1,298
Nelnet, Inc., Class A	87,500	2,136
NewStar Financial, Inc.A	128,030	1,600
Oritani Financial Corp.	111,800	1,708
Piper Jaffray CosA	182,857	4,910
Waddell & Reed Financial, Inc., Class A	94,505	3,150
World Acceptance Corp.A B	39,580	2,642

		137,409

Insurance—8.66%
Allied World Assurance Co. Holdings AG	116,380	9,345
Alterra Capital Holdings Ltd.	268,340	6,556
American Equity Investment Life Holding Co.B	180,670	2,080
American Financial Group, Inc.	204,535	7,936
Amtrust Financial Services, Inc.B	180,314	4,364
Argo Group International Holdings Ltd.	222,100	7,640
Aspen Insurance Holdings Ltd.	810,415	26,216
Assurant, Inc.	37,900	1,433
CNO Financial Group, Inc.	2,158,230	20,676
Employers Holdings, Inc.	472,160	8,617
Endurance Specialty Holdings Ltd.	675,285	27,382
Enstar Group Ltd.A	34,643	3,464
First American Financial Corp.	580,640	13,210
Global Indemnity plcA	434,123	9,629
Hanover Insurance Group, Inc.	139,995	5,055
HCC Insurance Holdings, Inc.	188,860	6,731
Hilltop Holdings, Inc.A	50,000	680
Horace Mann Educators Corp.	577,300	11,090
Infinity Property & Casualty Corp.	43,738	2,498
Kemper Corp.	153,190	4,749
Maiden Holdings Ltd.	166,160	1,404
MBIA, Inc.A B	288,500	2,856
Montpelier Re Holdings Ltd.	223,378	5,109
National Western Life Insurance Co., Class A	7,730	1,085
Navigators Group, Inc.A	39,693	2,107
Platinum Underwriters Holdings Ltd.	129,887	5,767
Primerica, Inc.	95,400	2,696
ProAssurance Corp.	244,710	21,877
Protective Life Corp.	418,680	11,430
RenaissanceRe Holdings Ltd.	51,000	4,149
RLI Corp.	59,590	4,063
Safety Insurance Group, Inc.	38,030	1,763
Selective Insurance Group, Inc.	123,290	2,280
StanCorp Financial Group, Inc.	194,350	6,676
State Auto Financial Corp.	36,400	587
Symetra Financial Corp.	1,308,770	15,640
Tower Group, Inc.	95,710	1,725
United Fire Group, Inc.	40,700	967
Validus Holdings Ltd.	249,130	8,919

	Shares	Fair Value
		(000’s)
White Mountains Insurance Group Ltd.	17,204	$8,820

		289,271

Real Estate—3.28%
Brandywine Realty TrustC	230,855	2,678
CapLease, Inc.C	915,800	4,698
CBL & Associates Properties, Inc.C	117,465	2,628
Chesapeake Lodging TrustC	608,750	11,475
Colony Financial, Inc.C	567,400	11,354
CommonWealth REITC	125,371	1,719
Corporate Office Properties TrustC	111,550	2,783
DCT Industrial Trust, Inc.C	1,192,780	7,693
Duke Realty Corp.C	127,108	1,841
First Potomac Realty TrustC	386,610	4,605
Forestar Group, Inc.A	86,800	1,390
Getty Realty Corp.B C	162,530	2,976
Granite Real Estate, Inc.C	149,000	5,465
Hospitality Properties TrustC	106,608	2,465
LaSalle Hotel PropertiesC	503,430	12,051
National Health Investors, Inc.C	138,910	7,419
Omega Healthcare Investors, Inc.B C	122,580	2,812
Pebblebrook Hotel TrustC	262,524	5,571
Pennsylvania Real Estate Investment TrustC	157,715	2,607
Starwood Property Trust, Inc.C	512,500	11,746
Urstadt Biddle Properties, Inc., Class AC	189,990	3,598

		109,574

Total Financials		948,211

HEALTH CARE—4.63%
Biotechnology—0.27%
Charles River Laboratories International, Inc.A	80,415	3,001
United Therapeutics Corp.A	129,200	5,901

		8,902

Health Care Equipment & Supplies—0.61%
Bruker Corp.A	168,784	2,041
Computer Programs and Systems, Inc.	13,540	661
CONMED Corp.	59,220	1,638
Haemonetics Corp.A	88,420	7,223
Hillenbrand, Inc.	42,040	861
Hill-Rom Holdings, Inc.	61,589	1,730
ICU Medical, Inc.A	83,470	4,952
Natus Medical, Inc.A	119,190	1,347

		20,453

Health Care Providers & Services—3.29%
Community Health Systems, Inc.A	227,300	6,233
Covance, Inc.A	182,300	8,879
Ensign Group, Inc.	52,112	1,520
Hanger Orthopedic Group, Inc.A	255,170	6,469
Health Management Associates, Inc., Class A	704,700	5,144
HealthSouth Corp.A	1,370,270	30,323
Kindred Healthcare, Inc.A	132,300	1,297
LifePoint Hospitals, Inc.A	612,410	21,642
Magellan Health Services, Inc.A	90,910	4,559
MAXIMUS, Inc.	95,410	5,265
Omnicell, Inc.A	352,670	5,142
Owens & Minor, Inc.	90,290	2,571
Select Medical Holdings Corp.	349,500	3,701
Triple-S Management Corp., Class BA	49,640	896
Vanguard Health Systems, Inc.A	192,468	1,863

See accompanying notes

9

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
WellCare Health Plans, Inc.A	93,700	$4,460

		109,964

Pharmaceuticals—0.46%
Endo Pharmaceuticals Holdings, Inc.A	249,700	7,156
PharMerica Corp.A	292,300	3,572
Salix Pharmaceuticals Ltd.A	121,280	4,735

		15,463

Total Health Care		154,782

INDUSTRIALS—18.59%
Aerospace & Defense—1.91%
Aerovironment, Inc.A	222,220	4,887
Alliant Techsystems, Inc.	261,080	14,957
Curtiss-Wright Corp.	305,942	9,444
Huntington Ingalls Industries, Inc.	326,100	13,820
Spirit Aerosystems Holdings, Inc., Class AA	298,620	4,667
Triumph Group, Inc.	247,500	16,192

		63,967

Airlines—0.06%
Aircastle Ltd.	190,511	2,120

Building Products—1.96%
Apogee Enterprises, Inc.	179,787	3,662
Armstrong World Industries, Inc.	137,480	7,121
Crane Co.	332,184	13,945
Drew Industries, Inc.	94,380	2,989
Fortune Brands Home & Security, Inc.A	212,900	6,055
Owens CorningA	258,400	8,680
Simpson Manufacturing Co. Inc.	381,325	11,615
Trex Co. IncA B	281,800	9,846
Universal Forest Products, Inc.	40,100	1,544

		65,457

Commercial Services & Supplies—5.81%
ABM Industries, Inc.	61,970	1,177
Aceto Corp.	242,400	2,429
Atlas Air Worldwide Holdings, Inc.A	435,350	23,941
Brink’s Co.	331,070	8,710
Coinstar, Inc.A B	78,200	3,671
Convergys Corp.	308,790	5,191
Con-way, Inc.	618,100	17,994
CSG Systems International, Inc.A	94,640	1,951
Deluxe Corp.	138,960	4,379
DeVry, Inc.B	133,900	3,516
Dun & Bradstreet Corp.	101,600	8,234
Ennis, Inc.	81,580	1,248
Geo Group, Inc.	190,400	5,278
Heidrick & Struggles International, Inc.	161,500	1,912
Herman Miller, Inc.	470,000	9,113
Hudson Global, Inc.A	630,300	2,546
Huron Consulting Group, Inc.A	121,470	3,504
Interface, Inc.	439,120	6,284
Koppers Holdings, Inc.	68,839	2,458
Korn/Ferry InternationalA	1,106,210	14,812
Manpower, Inc.	272,100	10,323
McGrath Rentcorp	167,623	4,402
Mobile Mini, Inc.A	858,400	14,953
Monotype Imaging Holdings, Inc.	373,250	5,714
Navigant Consulting, Inc.A	41,100	427
PHH Corp.A B	670,900	13,961
PHI, Inc.A	6,808	213

	Shares	Fair Value
		(000’s)
Quad Graphics, Inc.B	81,800	$1,499
Steelcase, Inc., A Shares	681,802	6,825
TAL International Group, Inc.	84,580	2,888
Tetra Tech, Inc.A	169,980	4,409

		193,962

Construction & Engineering—1.61%
Aegion Corp.A	563,000	10,398
Comfort Systems USA, Inc.	859,865	9,373
Dycom Industries, Inc.A	700,150	9,970
EMCOR Group, Inc.	149,690	4,814
Foster Wheeler AGA	129,822	2,891
Granite Construction, Inc.	280,765	8,482
Tutor Perini Corp.	123,846	1,256
URS Corp.	197,510	6,613

		53,797

Diversified Manufacturing—0.26%
Barnes Group, Inc.	54,377	1,244
Myers Industries, Inc.	502,046	7,445

		8,689

Electrical Equipment—1.97%
Brady Corp., Class A	42,379	1,304
Energy XXI Bermuda Ltd.	198,100	6,557
EnerSys, Inc.A	458,460	15,808
General Cable Corp.A	206,279	5,885
Geospace Technologies Corp.A	95,540	6,184
GrafTech International Ltd.A	990,330	10,408
II-VI, Inc.	242,330	4,001
IPG Photonics Corp.A	35,020	1,859
Power-One, Inc.A B	268,900	1,084
Regal-Beloit Corp.	194,400	12,671

		65,761

Industrial Conglomerates—0.60%
Carlisle Cos., Inc.	44,515	2,473
Chemed Corp.	133,000	8,944
ICF International, Inc.A	142,330	2,612
Standex International Corp.	27,700	1,281
Teleflex, Inc.	40,650	2,762
Trimas Corp.A	83,300	2,089

		20,161

Machinery—3.44%
Actuant Corp., Class A	148,200	4,185
Astec Industries, Inc.	151,360	4,359
Briggs & Stratton Corp.	95,010	1,876
CIRCOR International, Inc.	211,700	7,302
Esterline Technologies Corp.A	105,419	6,092
FreightCar America, Inc.	107,240	2,064
Greenbrier Cos., Inc.A	474,100	8,254
ITT Corp.	123,385	2,566
John Bean Technologies Corp.	70,420	1,086
Kennametal, Inc.	123,000	4,357
Meritor, Inc.A	579,600	2,562
Miller Industries, Inc.	231,100	3,547
NACCO Industries, Inc., Class A	21,709	1,099
Oshkosh Corp.A	870,600	26,102
Reliance Steel & Aluminum Co.	117,990	6,412
SPX Corp.	34,155	2,343
Terex Corp.	726,000	16,372
Titan International, Inc.B	116,160	2,437
Trinity Industries, Inc.	120,400	3,766
WABCO Holdings, Inc.A	136,900	8,018

		114,799

See accompanying notes

10

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Marine—0.14%
Kirby Corp.A	79,600	$4,575

Road & Rail—0.65%
Amerco, Inc.	54,290	6,273
Forward Air Corp.	380,009	12,681
Ryder System, Inc.	57,785	2,607

		21,561

Trading Companies & Distributors—0.18%
WESCO International, Inc.A	92,600	6,008

Total Industrials		620,857

INFORMATION TECHNOLOGY—12.10%
Communications Equipment—2.41%
Anixter International, Inc.	89,100	5,223
Arris Group, Inc.A	1,209,811	16,623
Black Box Corp.	92,100	2,019
Brocade Communications Systems, Inc.A	1,481,272	7,851
Comtech Telecommunications Corp.	67,540	1,700
Comverse Technology, Inc.A	2,151,800	14,180
Extreme NetworksA	912,260	2,974
InterDigital, Inc.B	568,000	21,635
IxiaA	309,780	4,340
Plantronics, Inc.	66,255	2,149
Symmetricom, Inc.A	315,000	1,937

		80,631

Computers & Peripherals—0.91%
Electronics for Imaging, Inc.A	160,370	2,784
Lexmark International, Inc., Class AB	137,100	2,915
Mercury Computer Systems, Inc.A	580,637	4,758
NCR Corp.A	99,506	2,117
Synaptics, Inc.A B	432,050	10,007
Xyratex Ltd.	928,050	7,675

		30,256

Electronic Equipment & Instruments—2.25%
Benchmark Electronics, Inc.A	156,100	2,313
Celestica, Inc.A	81,710	593
Diebold, Inc.	173,700	5,168
Ingram Micro, Inc., Class AA	141,046	2,144
Intersil Corp., Class A	284,600	2,006
Itron, Inc.A	150,650	6,186
Littelfuse, Inc.	203,300	10,897
Methode Electronics, Inc.	774,500	7,838
MTS Systems Corp.	32,885	1,658
PerkinElmer, Inc.	88,430	2,735
Plexus Corp.A	364,000	9,795
Sanmina-SCI Corp.A	10,600	94
Tech Data Corp.A	82,871	3,672
TTM Technologies, Inc.A	57,115	514
Vishay Intertechnology, Inc.A	2,361,305	19,552

		75,165

Internet Software & Services—0.74%
Digital River, Inc.A	89,000	1,276
Ebix, Inc.B	471,000	10,264
Grand Canyon Education, Inc.A	161,870	3,522
j2 Global, Inc.	114,000	3,425
Netgear, Inc.A	148,280	5,265
Websense, Inc.A	64,606	854

		24,606

	Shares	Fair Value
		(000’s)
IT Consulting & Services—0.91%
Booz Allen Hamilton Holding Corp.B	273,200	$3,655
CACI International, Inc., Class AA	71,600	3,611
CIBER, Inc.A	347,900	1,085
Lender Processing Services, Inc.	184,200	4,441
SYNNEX Corp.A	487,460	15,789
Unisys Corp.A	109,830	1,873

		30,454

Semiconductor Equipment & Products—3.00%
Amkor Technology, Inc.A B	481,773	2,081
ATMI, Inc.A	235,100	4,643
Brooks Automation, Inc.	1,276,700	9,218
Entegris, Inc.A	337,440	2,770
Entropic Communications, Inc.A	1,715,300	8,251
Fairchild Semiconductor International, Inc.A	320,500	3,769
FEI Co.	75,980	4,183
Kulicke & Soffa Industries, Inc.A	1,202,270	12,335
Microsemi Corp.	138,465	2,659
MKS Instruments, Inc.	156,640	3,701
Omnivision Technologies, Inc.A	1,168,450	16,710
ON Semiconductor Corp.A	1,356,100	8,340
PMC—Sierra, Inc.A	424,645	1,987
QLogic Corp.A	163,893	1,537
Semtech Corp.A	201,400	5,029
Teradyne, Inc.A	803,930	11,753
TriQuint Semiconductor, Inc.A	249,700	1,174

		100,140

Software—1.88%
Cognex Corp.	450,990	16,443
DST Systems, Inc.	164,890	9,405
FARO Technologies, Inc.A	251,940	10,128
JDA Software Group, Inc.A	77,786	2,967
Mentor Graphics Corp.A	1,006,400	15,619
Parametric Technology Corp.A	113,540	2,291
Take-Two Interactive Software, Inc.	545,530	6,083

		62,936

Total Information Technology		404,188

MATERIALS—6.77%
Chemicals—2.78%
A Schulman, Inc.	103,190	2,648
Cabot Corp.	238,058	8,513
Chemtura Corp.A	245,422	3,910
Cytec Industries, Inc.	150,610	10,365
Huntsman Corp.	626,472	9,422
Innospec, Inc.A	58,000	1,878
Kraton Performance Polymers, Inc.A	68,500	1,495
LSB Industries, Inc.A	61,400	2,473
Methanex Corp.	205,700	6,171
Olin Corp.	661,040	13,710
OM Group, Inc.A	114,450	2,315
PolyOne Corp.	1,146,600	21,704
Quaker Chemical Corp.	26,700	1,415
Rockwood Holdings, Inc.	100,400	4,608
Stepan Co.	24,680	2,364

		92,991

Containers & Packaging—0.65%
Boise, Inc.	307,630	2,581
Jarden Corp.B	146,323	7,287
KapStone Paper and Packaging Corp.A	226,151	4,969

See accompanying notes

11

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Owens-Illinois, Inc.A	350,400	$6,829

		21,666

Metals & Mining—2.63%
AMCOL International Corp.	203,218	6,418
AuRico Gold, Inc.A	1,682,568	14,049
Carpenter Technology Corp.	167,910	8,162
Coeur d’Alene Mines Corp.	354,869	10,969
Gibraltar Industries, Inc.A	468,139	5,833
Horsehead Holding Corp.A	296,600	2,684
Kaiser Aluminum Corp.	52,170	3,160
Materion Corp.	699,600	14,658
Metals USA Holdings Corp.	92,600	1,350
Noranda Aluminum Holding Corp.	775,700	4,755
Pan American Silver Corp.B	82,623	1,818
RTI International Metals, Inc.A	34,200	779
Steel Dynamics, Inc.	155,203	1,963
Thompson Creek Metals Co. Inc.A B	326,830	863
US Silica Holdings, Inc.A B	372,250	4,765
Worthington Industries, Inc.	257,328	5,563

		87,789

Paper & Forest Products—0.71%
Buckeye Technologies, Inc.	226,860	5,944
Domtar Corp.	72,480	5,780
Louisiana-Pacific Corp.A	461,730	7,292
PH Glatfelter Co.	116,700	2,078
Schweitzer-Mauduit International, Inc.	79,400	2,781

		23,875

Total Materials		226,321

TELECOMMUNICATION SERVICES—0.30%
Diversified Telecommunication Services—0.07%
EchoStar Corp., Class AA	73,519	2,335

Wireless Telecommunication Services—0.23%
Iridium Communications, Inc.A	179,900	1,329
Telephone & Data Systems, Inc.	253,663	6,309

		7,638

Total Telecommunication Services		9,973

UTILITIES—3.66%
Electric Utilities—2.83%
Black Hills Corp.	96,870	3,465
El Paso Electric Co.	215,940	7,340
GenOn Energy, Inc.A	1,457,800	3,747
Great Plains Energy, Inc.	1,023,510	22,968
Hawaiian Electric Industries, Inc.	255,300	6,607
IDACORP, Inc.	193,520	8,654
NorthWestern Corp.	177,580	6,359
NV Energy, Inc.	317,905	6,043
Ormat Technologies, Inc.	113,500	2,160
PNM Resources, Inc.	218,910	4,851
Portland General Electric Co.	817,314	22,394
TECO Energy, Inc.	19,335	346

		94,934

Gas Utilities—0.34%
Atmos Energy Corp.	82,800	2,978
Energen Corp.	49,193	2,295
WGL Holdings, Inc.	151,370	6,020

		11,293

Multi-Utilities—0.49%
Avista Corp.	146,030	3,712

	Shares	Fair Value
		(000’s)
Westar Energy, Inc.	421,290	$12,512

		16,224

Total Utilities		122,451

Total Common Stock (Cost $2,865,530)		3,205,327

SHORT-TERM INVESTMENTS—4.00%
American Beacon U.S. Government Money Market Select Fund, Select Class D	5,000,000	5,000
JPMorgan U.S. Government Money Market Fund, Capital Class	128,677,716	128,678

Total Short-Term Investments (Cost $133,678)		133,678

SECURITIES LENDING COLLATERAL—4.93%
DWS Government and Agency Securities Portfolio, Institutional Class	9,831,300	9,831
American Beacon U.S. Government Money Market Select Fund, Select ClassD	155,060,165	155,060

Total Securities Lending Collateral (Cost $164,891)		164,891

TOTAL INVESTMENTS —104.87% (Cost $3,164,099)		3,503,896
LIABILITIES, NET OF OTHER ASSETS—(4.87%)		(162,567)

TOTAL NET ASSETS—100.00%		$3,341,329

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2012.
C	REIT—Real Estate Investment Trust.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

12

American Beacon Small Cap Value FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($000’s):
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	1,551	December, 2012	$126,608	$(3,365)

				$126,608	$(3,365)

See accompanying notes

13

American Beacon Small Cap Value FundSM

Statement of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A C	$3,343,836
Investments in affiliated securities, at fair value B	160,060
Deposit with brokers for futures contracts	6,076
Receivable for investments sold	430
Dividends and interest receivable	979
Swap Income receivable	—
Receivable for fund shares sold	5,037
Receivable for expense reimbursement (Note 2)	1
Receivable for variation margin from open futures contracts	694
Prepaid expenses	30

Total assets	3,517,143

Liabilities:
Payable for investments purchased	228
Payable upon return of securities loaned	164,891
Payable for fund shares redeemed	4,563
Management and investment advisory fees payable	4,756
Administrative service and service fees payable	934
Professional fees payable	40
Other liabilities	402

Total liabilities	175,814

Net assets	$3,341,329

Analysis of Net Assets:
Paid-in-capital	2,931,247
Undistributed net investment income	19,858
Accumulated net realized gain	53,792
Unrealized appreciation of investments, foreign currency translations, and futures contracts	336,432

Net assets	$3,341,329

Shares outstanding at no par value (Unlimited Shares Authorized):
Institutional Class	104,054,926

Y Class	1,865,869

Investor Class	36,560,319

Advisor Class	2,197,794

Retirement Class	317,449

A Class	199,715

C Class	116,062

AMR Class	14,599,200

Net asset value, offering and redemption price per share:
Institutional Class (Net assets $2,189,761,186)	$21.04

Y Class (Net assets $38,982,081)	$20.89

Investor Class (Net assets $748,550,056)	$20.47

Advisor Class (Net assets $44,730,536)	$20.35

Retirement Class (Net assets $6,365,640)	$20.05

A Class (Net assets $4,064,204) (Offering price $21.59)	$20.35

C Class (Net assets $2,329,911)	$20.07

AMR Class (Net assets $306,545,157)	$21.00

A Cost of investments in unaffiliated securities	$3,004,039
B Cost of investments in affiliated securities	$160,060
C Fair value of securities on loan	$160,615

See accompanying notes

14

American Beacon Small Cap Value FundSM

Statement of Operations

For the year ended October 31, 2012 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$53,175
Dividend income from affiliated securities	10
Interest income	14
Income derived from securities lending, net	2,461

Total investment income	55,660

Expenses:
Management and investment advisory fees (Note 2)	15,275
Administrative service fees (Note 2):
Institutional Class	6,330
Y Class	105
Investor Class	2,397
Advisor Class	112
Retirement Class	15
A Class	12
C Class	7
AMR Class	169
Transfer agent fees:
Institutional Class	53
Y Class	2
Investor Class	60
Advisor Class	5
Retirement Class	4
A Class	4
C Class	3
AMR Class	6
Custody and fund accounting fees	412
Professional fees	147
Registration fees and expenses	131
Service fees (Note 2):
Y Class	35
Investor Class	2,920
Advisor Class	94
Retirement Class	12
A Class	4
C Class	2
Distribution fees (Note 2):
Advisor Class	94
Retirement Class	24
A Class	8
C Class	17
Prospectus and shareholder report expenses	307
Insurance fees	75
Trustee fees	246
Other expenses	184

Total expenses	29,271

Net (fees waived and expenses reimbursed) (Note 2)	(5)

Net expenses	29,266

Net investment income	26,394

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	196,382
Commission recapture (Note 3)	90
Foreign currency transactions	2
Futures contracts	35,267
Change in net unrealized appreciation or (depreciation) of:
Investments	142,212
Futures contracts	(17,118)

Net gain on investments	356,835

Net increase in net assets resulting from operations	$383,229

A Foreign taxes	$113

See accompanying notes

15

American Beacon Small Cap Value FundSM

Statement of Changes in Net Assets (in thousands)

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$26,394	$12,296
Net realized gains from investments, foreign currency translations, and futures contracts	231,741	273,996
Change in net unrealized appreciation or (depreciation) of investments and futures contracts	125,094	(135,769)

Net increase in net assets resulting from operations	383,229	150,523

Distributions to Shareholders:
Net investment income:
Institutional Class	(8,493)	(7,510)
Y Class	(185)	(4)
Investor Class	(197)	(3,709)
Advisor Class	—	(117)
Retirement Class	(14)	(1)
A Class	(4)	—
AMR Class	(2,114)	(2,000)

Net distributions to shareholders	(11,007)	(13,341)

Capital Share Transactions:
Proceeds from sales of shares	787,975	1,125,906
Reinvestment of dividends and distributions	10,798	13,190
Cost of shares redeemed	(922,085)	(920,005)

Net increase (decrease) in net assets from capital share transactions	(123,312)	219,091

Net increase in net assets	248,910	356,273

Net Assets:
Beginning of period	3,092,419	2,736,146

End of Period *	$3,341,329	$3,092,419

*Includes undistributed net investment income of	$19,858	$6,430

See accompanying notes

16

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:

Institutional Class	Investors making an initial investment of $250,000

Y Class	Investors making an initial investment of $100,000

Investor Class	General public and investors investing through an intermediary

Advisor Class	Investors investing through an intermediary

Retirement Class	Investors investing through an intermediary

A Class	General public and investors investing through an intermediary with applicable sales charges

C Class	General public and investors investing through an intermediary with applicable sales charges

AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period May 1, 2012 to October 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Fund did not hold any Level 3 investments as of October 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory

17

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended October 31, 2012 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.46%	$15,275	$13,626	$1,649

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statement of Operations. During the year ended October 31, 2012, securities lending fees paid to the Manager were $294,512.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor, and Retirement Classes of the Fund, 0.40% of the average daily net assets of the A and C Classes of the Fund, and 0.05% of the average daily net assets of the AMR Class of the Fund.

Distribution Plans

The Fund, except for the Advisor, Retirement, A, and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Brokerage Commissions

Affiliated entities of an investment advisor to the Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $2,619 for the year ended October 31, 2012.

18

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Investment in Affiliated Funds

The Fund may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Fund in connection with securities lending may be invested in the Select Funds. The Select Funds and the Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2012, the Manager earned fees from the Select Funds totaling $12,919 on the Fund’s direct investment in the Select Funds and $164,784 from the Fund’s securities lending collateral invested in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended October 31, 2012, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. During the year ended October 31, 2012, the manager contractually reimbursed $3,162 for the A Class and $1,838 for the C Class. Of these amounts $780 was receivable at October 31, 2012. A liability has not been booked as the Manager does not intend to seek repayment of this reimbursement.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2012, Foreside collected $6,089 from the sale of Class A Shares.

Foreside may also collect a contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2012, $391 in CDSC fees were collected for Class C Shares.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

19

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.
Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Fund’s investments are summarized by level based on the inputs used to determine its values. U.S. GAAP also requires all transfers between any levels to be disclosed. As of October 31, 2012, there were no transfers between levels. As of October 31, 2012, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock	$3,204,435	$892	$—	$3,205,327
Short-Term Investments—Money Markets	133,678	—	—	133,678
Securities Lending Collateral invested in Money Market Funds	164,891	—	—	164,891

Total Investments in Securities	$3,503,004	$892	$—	$3,503,896

Futures Contracts	$(3,365)	$—	$—	$(3,365)

20

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on

21

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Fair Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statement of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments, foreign currency translations, and futures contracts	Equity Contracts	(1)	$(3,365)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statement of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$35,267
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(17,118)

(1)

Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

22

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$8,493	$7,510
Y Class	185	4
Investor Class	197	3,709
Advisor Class	—	117
Retirement Class	14	1
A Class	4	—
AMR Class	2,114	2,000

Total distributions paid	$11,007	$13,341

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$3,203,025
Unrealized appreciation	481,670
Unrealized depreciation	(180,799)

Net unrealized appreciation or (depreciation)	300,871
Undistributed ordinary income	16,403
Accumulated long-term gain or (loss)	96,173
Other temporary differences	(3,365)

Distributable earnings or (deficits)	$410,082

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from real estate investment securities.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of foreign currency, income from real estate investment securities, and business development companies as of October 31, 2012 (in thousands):

Paid-in-capital	$163
Undistributed net investment income (loss)	(1,959)
Accumulated net realized gain (loss)	1,796
Unrealized appreciation or (depreciation) of investments and futures contracts	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which

23

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

For the year ended October 31, 2012 the Fund utilized $118,516 of net capital loss carryovers (in thousands).

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2012 were $1,610,301 and $1,596,418, respectively (in thousands).

A summary of the Fund’s direct transactions and security lending collateral transactions in the USG Select Fund for the year ended October 31, 2012 is set forth below (in thousands):

	Affiliate	October 31, 2011 Shares/Fair Value	Purchases	Sales	October 31, 2012 Shares/Fair Value
Direct	USG Select Fund	$20,000	$—	$15,000	$5,000
Securities Lending	USG Select Fund	180,689	525,167	550,796	155,060

8. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 78%, 12% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case

24

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2012, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 160,615	$ —	$ 164,891

The cash collateral listed in the Fund’s Schedule of Investments was purchased using cash collateral proceeds and also is shown on the Statement of Assets and Liabilities as a Payable upon return of securities earned. Income earned from securities lending is included in Income derived from securities lending in the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,720	$479,712	849	$16,953	6,070	$119,765	1,164	$22,488
Reinvestment of dividends	434	8,287	10	185	10	194	—	—
Shares redeemed	(18,398)	(371,650)	(560)	(11,286)	(15,772)	(310,055)	(786)	(15,262)

Net increase (decrease) in shares outstanding	5,756	$116,349	299	$5,852	(9,692)	$(190,096)	378	$7,226

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	273	$5,134	7,278	$139,525	157	$3,079	68	$1,319
Reinvestment of dividends	1	14	111	2,114	—	4	—	—
Shares redeemed	(57)	(1,121)	(10,896)	(211,293)	(57)	(1,158)	(13)	(260)

Net increase (decrease) in shares outstanding	217	$4,027	(3,507)	$(69,654)	100	$1,925	55	$1,059

25

American Beacon Small Cap Value FundSM

Notes to Financial Statements

October 31, 2012

For the Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32,139	$624,258	1,690	$33,343	14,401	$280,691	762	$14,511
Reinvestment of dividends	372	7,454	—	5	185	3,613	6	117
Shares redeemed	(16,620)	(326,085)	(176)	(3,142)	(20,730)	(395,525)	(811)	(15,684)

Net increase (decrease) in shares outstanding	15,891	$305,627	1,514	$30,206	(6,144)	$(111,221)	(43)	$(1,056)

	Retirement Class		AMR Class		A Class		C Class
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	95	$1,761	8,795	$167,845	122	$2,379	61	$1,118
Reinvestment of dividends	—	1	100	2,000	—	—	—	—
Shares redeemed	(15)	(261)	(8,847)	(178,901)	(23)	(406)	—	(1)

Net increase (decrease) in shares outstanding	80	$1,501	48	$(9,056)	99	$1,973	61	$1,117

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27

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,			August 3 to October 31, 2009
	2012	2011	2010	2009	2008	2012	2011	2010
Net asset value, beginning of period	$18.75	$17.84	$14.39	$12.53	$22.10	$18.66	$17.76	$14.37	$14.03

Income from investment operations:

Net investment income (loss)	0.17	0.08	0.08	0.10	0.25	0.15	0.06	0.14	0.00
Net gains (losses) from securities (both realized and unrealized)	2.20	0.92	3.46	1.96	(7.13)	2.19	0.92	3.36	0.34

Total income (loss) from investment operations	2.37	1.00	3.54	2.06	(6.88)	2.34	0.98	3.50	0.34

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.09)	(0.20)	(0.22)	(0.11)	(0.08)	(0.11)	—
Distributions from net realized gains on securities	—	—	—	—	(2.47)	—	—	—	—

Total distributions	(0.08)	(0.09)	(0.09)	(0.20)	(2.69)	(0.11)	(0.08)	(0.11)	—

Net asset value, end of period	$21.04	$18.75	$17.84	$14.39	$12.53	$20.89	$18.66	$17.76	$14.37

Total return A,B	12.71%	5.57%	24.71%	16.97%	(34.84)%	12.58%	5.49%	24.44%	2.42	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,189,761	$1,843,285	$1,470,084	$1,040,805	$826,232	$38,982	$29,234	$931	$1
Ratios to average net assets (annualized):
Expenses before reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%	0.91%	0.94%	0.91%	1.11	%C
Expenses, net of reimbursements	0.82%	0.82%	0.81%	0.84%	0.81%	0.91%	0.94%	0.91%	1.11	%C
Net investment income (loss), before reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%	0.77%	0.30%	0.39%	0.03	%C
Net investment income (loss), net of reimbursements	0.87%	0.47%	0.52%	0.87%	1.36%	0.77%	0.30%	0.39%	0.03	%C
Portfolio turnover rate	51%	59%	59%	61%	62%	51%	59%	59%	61	%D

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

28

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class					Retirement Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,			May 1 to October 31, 2009
2012	2011	2010	2009	2008	2012	2011	2010	2009	2008	2012	2011	2010
$18.23	$17.40	$14.05	$12.22	$21.62	$18.15	$17.33	$13.97	$12.13	$21.46	$18.01	$17.23	$13.95	$11.58

0.11	0.02	0.03	0.08	0.20	0.06	(0.01)	0.01	0.06	0.16	0.06	0.02	0.04	(0.02)
2.13	0.88	3.37	1.91	(6.97)	2.14	0.89	3.35	1.90	(6.93)	2.05	0.81	3.28	2.39

2.24	0.90	3.40	1.99	(6.77)	2.20	0.88	3.36	1.96	(6.77)	2.11	0.83	3.32	2.37

0.00	(0.07)	(0.05)	(0.16)	(0.16)	—	(0.06)	—	(0.12)	(0.09)	(0.07)	(0.05)	(0.04)	—
—	—	—	—	(2.47)	—	—	—	—	(2.47)	—	—	—	—

0.00	(0.07)	(0.05)	(0.16)	(2.63)	—	(0.06)	—	(0.12)	(2.56)	(0.07)	(0.05)	(0.04)	—

$20.47	$18.23	$17.40	$14.05	$12.22	$20.35	$18.15	$17.33	$13.97	$12.13	$20.05	$18.01	$17.23	$13.95

12.31%	5.20%	24.21%	16.59%	(35.04)%	12.12%	5.07%	24.05%	16.41%	(35.19)%	11.77%	4.79%	23.82%	20.47	%E

$748,550	$843,400	$911,737	$719,239	$699,670	$44,731	$33,032	$32,295	$28,333	$33,479	$6,366	$1,817	$360	$1

1.18%	1.17%	1.18%	1.15%	1.06%	1.32%	1.32%	1.32%	1.34%	1.31%	1.63%	1.62%	1.54%	1.53	%C
1.18%	1.17%	1.18%	1.15%	1.06%	1.32%	1.32%	1.32%	1.31%	1.31%	1.63%	1.62%	1.54%	1.53	%C
0.51%	0.12%	0.17%	0.59%	1.12%	0.35%	(0.02)%	0.03%	0.44%	0.86%	0.02%	(0.35)%	(0.20)%	(0.28	)%C
0.51%	0.12%	0.17%	0.59%	1.12%	0.35%	(0.02)%	0.03%	0.48%	0.86%	0.02%	(0.35)%	(0.20)%	(0.28	)%C
51%	59%	59%	61%	62%	51%	59%	59%	61%	62%	51%	59%	59%	61	%D

29

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class				C Class
	Year Ended October 31,		May 17 to October 31,		Year Ended October 31,		September 1 to October 31,
	2012	2011	2010		2012	2011	2010
Net asset value, beginning of period	$18 .19	$17 .39	$17 .33		$18 .04	$17 .37	$15 .62

Income from investment operations:
Net investment income (loss)	0 .08	0 .03	0 .00		(0 .03)	(0 .04)	(0 .01)
Net gains (losses) from securities (both realized and unrealized)	2 .12	0 .83	0 .06		2 .06	0 .74	1 .76

Total income (loss) from investment operations	2 .20	0 .86	0 .06		2 .03	0 .70	1 .75

Less distributions:
Dividends from net investment income	(0 .04)	(0 .06)	—		—	(0 .03)	—
Distributions from net realized gains on securities	—	—	—		—	—	—

Total distributions	(0 .04)	(0 .06)	—		—	(0 .03)	—

Net asset value, end of period	$20 .35	$18 .19	$17 .39		$20 .07	$18 .04	$17 .37

Total return A,B	12.11%	4 .92%	0.35	%E	11.25%	4 .06%	11 .20	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,064	$1,822	$18		$2,330	$1,106	$6
Ratios to average net assets (annualized):
Expenses before reimbursements	1 .44%	1 .57%	1.28	%C	2 .21%	2 .60%	2 .69	%C
Expenses, net of reimbursements	1 .34%	1 .57%	1.28	%C	2 .10%	2 .60%	2 .10	%C
Net investment income (loss), before
reimbursements	0 .21%	(0.32)%	0.01	%C	(0.54)%	(1 .36)%	(1.86	)%C
Net investment income (loss), net of
reimbursements	0 .32%	(0.32)%	0.01	%C	(0.43)%	(1.36)%	(1.28	)%C
Portfolio turnover rate	51%	59%	59	%F	51%	59%	59	%F

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
E	Not annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

30

American Beacon Small Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

AMR Class
Year Ended October 31,
2012	2011	2010	2009	2008
$ 18.71	$17.76	$14.32	$12.48	$22.05

0.34	0.13	0.18	0.11	0.33
2.08	0.92	3.38	1.97	(7.15)

2.42	1.05	3.56	2.08	(6.82)

(0.13)	(0.10)	(0.12)	(0.24)	(0.28)
—	—	—	—	(2.47)

(0.13)	(0.10)	(0.12)	(0.24)	(2.75)

$ 21.00	$18.71	$17.76	$14.32	$12.48

13.00%	5.85%	25.00%	17.30%	(34.71)%

$ 306,545	$338,723	$320,715	$271,066	$209,927

0.56%	0.56%	0.57%	0.59%	0.56%
0.56%	0.56%	0.57%	0.59%	0.56%

1.14%	0.72%	0.76%	1.11%	1.62%

1.14%	0.72%	0.76%	1.11%	1.62%
51%	59%	59%	61%	62%

31

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2012.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2011. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	69.70%
Qualified Dividend Income	100.00%

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

32

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between the Manager and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

33

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the

34

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are

35

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Fund (Unaudited)

not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the American Beacon Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Trustees considered the following additional factors: (1) the Fund outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2012, but underperformed for the one-year period; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Dreman Value Management, LLC (“Dreman”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Opus Capital Group, LLC (“Opus”), and The Boston Company Asset Management, LLC (“TBC”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the three- and five-year periods ended March 31, 2012, but underperformed for the one-year period; (2) Brandywine outperformed the peer universe median for the one-year period ended March 31, 2012, but underperformed for the three-, five-, and ten-year periods; (3) Dreman underperformed the peer universe median for the one-year period ended March 31, 2012; (4) Hotchkis outperformed the peer universe median for the three- and ten-year periods ended March 31, 2012, but underperformed for the one- and five-year periods; (5) Opus underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2012, but outperformed the American Beacon Small Cap Value Fund benchmark for the three- and five-year periods ended March 31, 2012; (6) TBC outperformed the peer universe median for the one- and five-year periods ended March 31, 2012, but underperformed for the three-year period; (7) management’s explanation that Brandywine’s underperformance was due in part to its underperformance compared to its peers in 2009 when companies with negative earnings or no earnings performed best, and Brandywine’s poor stock selection in 2010; (8) management’s explanation that Hotchkis’ underperformance was due in part to poor stock selection in 2007 and 2008, and Hotchkis’ overweight position in low P/E stocks in 2011; (9) management’s explanation that Opus’ underperformance was due in part to its poor results in 2009 as compared to its peers when companies with negative earnings or no earnings performed best; (10) management’s explanation that Dreman’s underperformance was due in part to poor stock selection; (11) the performance of Brandywine with respect to the portion of the Fund’s assets it manages outperformed its composite of similarly managed accounts for the one-, three- and five-year periods ended December 31, 2011; (12) the performance of Hotchkis with respect to the portion of the Fund’s assets that it manages underperformed its composite of similarly managed accounts for the one- and three-year periods ended March 31, 2012, and outperformed its composite of similarly managed accounts for the five-year and since inception periods; (13) the performance of Opus with respect to the portion of the Fund’s assets it manages was comparable to the performance of its composite of similarly managed accounts for the three- and five-year periods ended December 31, 2011 but underperformed its composite of similarly managed accounts for the one-year period; (14) the performance of Dreman with respect to the portion of the Fund’s assets it manages underperformed its composite, consisting of funds managed by Dreman that have the same investment style as the Fund, for the one-year period ended March 31, 2012 and for the first quarter ended March 31, 2012; (15) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (16) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (17) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon Small Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Small Cap Value Fund.

36

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Term
Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008);Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON—INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

37

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).
OFFICERS
Term
One Year
Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

38

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010-2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

39

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41

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor and Retirement Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 10/12

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

October 31, 2012

EMERGING MARKETS FUND

INTERNATIONAL EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The Emerging Markets Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign securities are heightened when investing in emerging markets. Please see the prospectus for a complete discussion of the Fund’s risks.

The International Equity Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Please see the prospectus for a complete discussion of the Fund’s risks.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2012

Dear Shareholders,

Foreign economies have been addressing many of the same issues facing us here in the U.S., primarily determining a balance between using monetary policy to foster growth and fighting off inflation. Japan and the eurozone have embarked on monetary easing moves similar to what our own Federal Reserve has done. The Reserve Bank of India has been raising interest rates to bring down inflation that has been more than 8% a year, while China’s central bank is less worried about rising prices than about jump-starting the country’s economy. Brazil had gotten out in front of inflation-fighting in recent years, only to be faced more recently with an economic slowdown.

As a result, the past 12 months have been extraordinarily turbulent for investors in international equities. After falling by more than 12% in 2011, international developed markets, as measured by the MSCI EAFE Index, were up by double digits through the first ten months of this year. The MSCI Emerging Markets Index showed similar volatility, rising by 14.1% in the first quarter of 2012, falling by 8.9% in the second quarter, and then rising another 7.7% in the third quarter. These kinds of movements can be trying for even the most seasoned investors.

It is in times like these that investors most appreciate having a steady hand at the helm. The sub-advisors of our American Beacon International Equity Fund and American Beacon Emerging Markets Fund bring decades of experience in international and emerging markets to their work with the funds.

For the 12 months ended October 31, 2012:

•	The American Beacon International Equity Fund (Institutional Class) returned 9.25%.

•	The American Beacon Emerging Markets Fund (Institutional Class) returned 3.05%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

1

Emerging Markets Overview

October 31, 2012 (Unaudited)

For the 12 months ended October 31, 2012, the MSCI Emerging Markets Index (the “Index”) gained 2.63%, underperforming the developed markets (as measured by the MSCI World Index), which returned 9.5%. The period was characterized by volatility resulting from slowing growth in developed and emerging economies, and the sovereign-debt crisis in the eurozone, set against corresponding action from central banks and policy makers.

Late 2011 saw investors shy away from the asset class as the ongoing sovereign debt crisis and potential for broadened recession in Europe weighed on emerging equities. The Emerging Markets Index fell by over 7% in the November to December time period.

The emerging market asset class temporarily bounced back from a difficult 2011 to post its best first quarter return in 20 years. The Index rose 14.1%, benefiting from a surge in risk appetite due to better than expected data out of the U.S. and improved liquidity conditions in the troubled European markets. Inflation began to ease in several countries, including China and Brazil, prompting their central banks to take action in support of growth. The People’s Bank of China cut bank reserve requirements in the first quarter, after five interest rate increases from late 2010 to mid-2011, and the Central Bank of Brazil cut rates by 1.25%.

Despite the strong rally in the first quarter, renewed investor concerns over the health of the global economy pushed the Index into negative territory in the second quarter, down 8.9%. The market reflected renewed uneasiness into the second quarter, related to downward revisions in global growth, and acknowledgement of the large structural problems burdening the developed economies. Meanwhile, China, the world’s main growth engine, started to show signs of a harsher-than-expected slowdown. Markets gained some footing late in the second quarter on modestly more productive solutions to the European Union’s debt crisis and growth-supportive measures in Asia. The People’s Bank of China continued to lower bank reserve requirements and cut its benchmark interest rate by 0.25%, while the Reserve Bank of India lowered rates for the first time since 2009.

In the third quarter, emerging equities posted solid gains as the result of a combination of positive developments around the globe, helping the Index gain 7.7%. The European Central Bank’s bond buying plan helped to reduce peripheral borrowing costs, the U.S. Federal Reserve’s quantitative easing program buoyed investor sentiment, the Indian government announced long-awaited and significant policy changes, and the Central Bank of Brazil sustained its series of rate cuts—hitting record lows in September and October.

However, difficulties remained at period-end, as China embarked on its once-a-decade change in leadership, the U.S. prepared for its election cycle, and uncertainty surrounding global fiscal stability and economic growth persisted. Continued volatility is expected to continue as complex issues facing the global economy will not be resolved immediately.

2

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Emerging Markets Fund (the “Fund”) returned 2.72% for the twelve months ended October 31, 2012. The Fund outperformed the MSCI Emerging Markets Index (the “Index”) return of 2.63%, but underperformed the Lipper Emerging Markets Funds Index return of 5.46% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/02 Through 10/31/12

	Annualized Total Returns Periods Ended 10/31/12			Value of $10,000 10/31/02- 10/31/12
	1 Year	5 Years	10 Years
Institutional Class(1,6)	3.05%	-4.46%	14.81%	$39,798
Y Class (1,2,6)	2.91%	-4.53%	14.77%	39,658
Investor Class(1,6)	2.72%	-4.81%	14.45%	38,551
A Class with sales charge(1,3,6)	-3.26%	-5.96%	13.75%	36,276
A Class without sales charge(1,3,6)	2.64%	-4.84%	14.43%	38,496
C Class with sales charge(1,4,6)	0.83%	-5.14%	14.25	37,900
C Class without sales charge(1,4,6)	1.83%	-5.14%	14.25%	37,900
AMR Class(1,6)	3.26%	-4.33%	15.04%	40,585
MSCI Emg Mkts Index(5)	2.63%	-3.47%	16.20%	44,874
Lipper Emg Mkts Funds Index(5)	5.46%	-3.78%	15.62%	42,698

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/02 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 5.75%.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa. The Lipper Emerging Markets Funds Index tracks the results of the 30 largest mutual funds in the Lipper Emerging Markets Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 1.56%, 1.69%, 1.85%, 2.98%, 26.97%, and 1.32%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index over the twelve-month period due to country allocation, as stock selection detracted from relative performance for the period.

Stock selections in Brazil and China lagged during the period, offsetting positive selections in Malaysia and Mexico. In Brazil, the Fund lost value through investments in Viver Incorporadora e Construtora S.A. (down 55.2%), Banco Santander Brasil S.A. (down 23.3%), and Centrais Eletricas Brasileiras S.A. (down 39.9%). Detractors in China included Weiqiao Textile Co. (down 27.8%), and Sinotrans Ltd. H (down 25.1%). Positive contributors to relative performance included Proton Holdings Bhd (up 103.2%) and Axiata Group Bhd (up 40.3%) in Malaysia, as well as Cemex SAB de CV (up 115.1%) and Gruma SAB de CV (up 35.7%) in Mexico.

3

American Beacon Emerging Markets FundSM

Performance Overview

October 31, 2012 (Unaudited)

Relative contribution from country allocation was positive for the twelve-month period, as a result of overweighting Turkey and the Philippines (up 32.3% and 31.3%, respectively) —the two best performing markets in the Index. Underweighting Colombia and China (up 22.6% and 7.9%, respectively) detracted from relative performance for the period.

The Fund’s basic philosophy remains focused on investing in attractively valued companies with above-average earnings growth expectations.

Top Ten Holdings

% of Net Assets
Petroleo Brasileiro S.A.	3.5%
Samsung Electronics Co. Ltd.	3.2%
Lukoil OAO	2.2%
China Mobile Ltd.	2.0%
Gazprom OAO	2.0%
Hyundai Motor Co.	1.8%
KB Financial Group, Inc.	1.8%
POSCO	1.6%
Turkiye Garanti Bankasi A.S.	1.6%
Banco Santander Brasil S.A.	1.3%

Sector Allocation

% of Equities
Financials	23.6%
Information Technology	12.2%
Energy	11.2%
Telecommunication Services	10.2%
Consumer Discretionary	10.1%
Materials	9.2%
Consumer Staples	9.0%
Industrials	8.1%
Utilities	3.7%
Health Care	0.2%

Country Allocation

% of Equities
South Korea	19.0%
Hong Kong/China	17.0%
Brazil	15.6%
India	7.7%
Taiwan	6.5%
Russia	5.8%
South Africa	4.7%
Turkey	4.0%
Mexico	4.0%
Indonesia	2.6%
Poland	1.7%
Philippines	1.7%
Thailand	1.6%
Singapore	1.5%
Malaysia	1.1%
Austria	1.1%
Hungary	1.0%
Chile	0.9%
United States	0.6%
Czech Republic	0.6%
Peru	0.6%
Egypt	0.3%
Japan	0.2%
Cayman Islands	0.1%
Argentina	0.1%

4

American Beacon Emerging Markets FundSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12
Institutional Class
Actual	$1,000.00	$993.86	$6.67
Hypothetical **	$1,000.00	$1,018.45	$6.75
Y Class
Actual	$1,000.00	$993.90	$7.17
Hypothetical **	$1,000.00	$1,017.95	$7.25
Investor Class
Actual	$1,000.00	$991.98	$8.71
Hypothetical **	$1,000.00	$1,016.39	$8.82
A Class
Actual	$1,000.00	$991.08	$8.91
Hypothetical **	$1,000.00	$1,016.19	$9.02
AMR Class
Actual	$1,000.00	$994.78	$5.72
Hypothetical **	$1,000.00	$1,019.41	$5.79
C Class
Actual	$1,000.00	$987.49	$12.44
Hypothetical **	$1,000.00	$1,012.62	$12.60

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.33%, 1.43%, 1.74%, 1.78%, 2.49% and 1.14% for the Institutional, Y, Investor, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

5

International Equity Market Overview

October 31, 2012 (Unaudited)

Despite a shaky start to the review period, international equities rallied in early 2012 before a brief swoon in the spring gave way to a recovery that ultimately yielded decent gains for the 12 months ended October 31, 2012. The period was marked by volatility resulting from concerns about global economic growth and Europe’s unfolding fiscal crisis, offset by political transitions and global policy initiatives that were welcomed by investors. Overall, developed equity markets as measured by the EAFE Index (the “Index”) returned 4.61% for the 12-months.

The year 2011 ended disappointingly as the international developed markets fell by over 5% in the November to December time period. The European sovereign debt crisis and fiscal tightening continued to weigh on economies worldwide.

After falling by more than 12% in 2011, international developed markets produced their best first quarter return in over a decade. The Index ended the first quarter with a gain of 10.9%, returning more than 5% in January and February, before dropping slightly in March. A combination of stronger economic data from the U.S., better than expected growth in China, and the recognition that long-term refinancing operations put into place by the European Central Bank (“ECB”) had eased funding pressures aided the market in the first quarter.

Early in the second quarter, fears of a potential Greek exit from the eurozone fueled an equity sell-off, following the country’s inability to form a coalition government. In May alone, the EAFE Index fell 11.5% due to concerns about Greece’s deficit and renewed worries over Spain’s fragile banking system and disappointing economic data. However, Greek elections in June led to the victory of a pro-austerity party, which stabilized the country’s position in the eurozone in the short term. The EAFE Index fell 7.1% during the second quarter, despite a rally of more than 7% in June.

In order to bolster investor confidence and respond to a general weakening of economic growth, policy actions were taken across the globe to support markets into the summer and fall of 2012, causing the Index to rise nearly 7% in the third quarter. In the U.S., the Federal Reserve Board opted to extend Operation Twist in an effort to lower systemically important interest rates, while the People’s Bank of China slashed borrowing costs for the first time since the onset of the Global Financial Crisis. European Central Bank president Mario Draghi declared that “the ECB is ready to do whatever it takes to preserve the euro,” and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade.

Despite policy makers’ apparent commitment to stabilizing markets, investors remained cautious at period-end due to uncertainties surrounding issues such as the U.S. November election cycle and the impending fiscal cliff, European debt stability, and overall global economic growth.

6

American Beacon International Equity FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the International Equity Fund (the “Fund”) returned 8.84% for the twelve months ended October 31, 2012. The Fund outperformed the MSCI EAFE Index (the “Index”) return of 4.61% and the Lipper International Funds Index return of 7.02% for the period.

Comparison of Change in Value of a $10,000 Investment

For The Period From 10/31/02 Through 10/31/12

	Annualized Total Returns Periods Ended 10/31/12			Value of $10,000 10/31/02- 10/31/12
	1 Year	5 Years	10 Years
Institutional Class(1,8)	9.25%	-4.33%	8.70%	$23,025
Y Class(1,2,8)	9.15%	-4.39%	8.66%	22,954
Investor Class(1,8)	8.84%	-4.65%	8.41%	22,414
Advisor Class(1,3,8)	8.59%	-4.89%	8.13%	21,851
Retirement Class(1,4,8)	8.48%	-4.95%	8.10%	21,787
A Class with sales charge(1,5,8)	2.35%	-5.85%	7.72%	21,044
A Class without sales charge(1,5,8)	8.62%	-4.73%	8.36%	22,329
C Class with sales charge(1,6,8)	6.89%	-5.06%	8.18%	21,942
C Class without sales charge(1,6,8)	7.89%	-5.06%	8.18%	21,942
AMR Class(1,8)	9.47%	-4.10%	8.96%	23,591
Lipper Int’l. Funds Index(7)	7.02%	-5.04%	8.34%	22,272
MSCI EAFE Index (7)	4.61%	-5.81%	7.73%	21,051

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 up to 8/3/09, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
3.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/02 up to 5/1/03, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/02. A portion of the fees charged to the Advisor Class of the Fund was waived through 2007. Performance prior to waiving fees was lower than the actual returns shown for periods through 2007.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 through 4/30/03 and the Advisor Class from 5/1/03 up to 5/1/09, the inception date of the Retirement Class, and the returns of the Retirement Class since its inception. Expenses of the Retirement Class are higher than those of the Advisor and Investor Classes. As a result, total returns shown may be higher than they would have been had the Retirement Class been in existence since 10/31/02.
5.	Fund performance for the five-year and ten-year periods represents the total returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 5.75%.
6.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
7.	The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, Retirement, A, C, and AMR Class shares was 0.71%, 0.82%, 1.08%, 1.25%, 3.44%, 2.25%, 7.40%, and 0.46%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

7

American Beacon International Equity FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Fund outperformed the Index over the twelve-month period due to stock selection and country allocation.

Stock selections in France and Japan contributed to the Fund’s relative outperformance. Within France, the Fund added value through investments in Sanofi (up 27.0%), Gemalto N.V. (up 92.7%), and BNP Paribas S.A. (up 15.0%). In Japan, JGC Corp. (up 21.4%) and KDDI Corp. (up 7.4%) benefited relative performance for the period. Stock selections in the Netherlands lagged during the period, including SBM Offshore N.V. (down 41.5%) and PostNL N.V. (down 18.8%).

From a country allocation perspective, the Fund added value through underweighting Japan (down 3.3%), and overweighting Germany (up 9.8%). Underweighting Australia and top-performing Denmark (up 7.7% and 26.9%, respectively) detracted from relative performance for the year.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

Top Ten Holdings

% of Net Assets
Sanofi	2.8%
Novartis AG Reg	2.4%
Royal Dutch Shell plc	1.9%
Total S.A.	1.9%
Bayer AG Reg	1.9%
SAP AG	1.7%
British American Tobacco plc	1.6%
Akzo Nobel	1.4%
Merck KGaA	1.4%
Rexam plc	1.3%

Sector Allocation

% of Equities
Financials	19.5%
Industrials	15.0%
Health Care	11.6%
Consumer Discretionary	11.2%
Materials	11.0%
Energy	10.4%
Consumer Staples	7.4%
Telecommunication Services	5.8%
Information Technology	5.8%
Utilities	2.4%

Regional Allocation*

*	shown as a percentage of equities

Region
Europe	75.7%
Asia	22.5%
North America	1.8%

8

American Beacon International Equity FundSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12-10/31/12
Institutional Class
Actual	$1,000.00	$1,049.70	$3.61
Hypothetical **	$1,000.00	$1,021.62	$3.56
Y Class
Actual	$1,000.00	$1,049.15	$4.02
Hypothetical **	$1,000.00	$1,021.22	$3.96
Investor Class
Actual	$1,000.00	$1,048.15	$5.56
Hypothetical **	$1,000.00	$1,019.71	$5.48
Advisor Class
Actual	$1,000.00	$1,046.71	$6.79
Hypothetical **	$1,000.00	$1,018.50	$6.70
Retirement Class
Actual	$1,000.00	$1,046.22	$5.81
Hypothetical **	$1,000.00	$1,019.46	$5.74
A Class
Actual	$1,000.00	$1,046.37	$6.43
Hypothetical **	$1,000.00	$1,018.85	$6.34
AMR Class
Actual	$1,000.00	$1,050.97	$2.22
Hypothetical **	$1,000.00	$1,022.97	$2.19
C Class
Actual	$1,000.00	$1,043.19	$10.12
Hypothetical **	$1,000.00	$1,015.23	$9.98

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.70%, 0.78%, 1.08%, 1.32%, 1.13%, 1.25%, 1.97% and 0.43% for the Institutional, Y, Investor, Advisor, Retirement, A, C and AMR Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

9

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Emerging Markets Fund and American Beacon International Equity Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (two of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 27, 2012

10

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
ARGENTINA—0.11%
PREFERRED STOCKS—(Cost $365)
Nortel Inversora S.A., Class B, ADRA	12,460	$135

AUSTRIA—1.10%
COMMON STOCKS—(Cost $2,033)
Erste Group Bank AGB	53,481	1,343

BRAZIL—14.94%
COMMON STOCKS—(Cost $21,042)
Banco Bradesco S.A.B	17,500	230
Banco do Brasil S.A.	57,490	613
Banco Santander Brasil S.A., ADRA	238,680	1,639
Brasil Insurance Participacoes e Administracao S.A.	37,900	335
BRF—Brasil Foods S.A.	38,210	696
Centrais Eletricas Brasileiras S.A., ADRA B	100,100	549
Centrais Eletricas Brasileiras S.A.B	35,066	193
Diagnosticos da America S.A.	24,200	161
EDP—Energias do Brasil S.A.	44,400	278
Embraer S.A., ADRA B	47,170	1,320
Fibria Celulose S.A. B	15,600	132
Fibria Celulose S.A., ADRA	70	1
Gerdau S.A., ADRA	14,630	128
Itau Unibanco Holding S.A.	17,400	228
Itau Unibanco Holding S.A., ADRA	51,572	755
JBS S.A.	89,800	290
Magnesita Refratarios S.A.	53,700	200
Marfrig Alimentos S.A.	54,800	283
Oi S.A., ADRA	38,972	160
PDG Realty S.A. Empreendimentos e Participacoes	57,400	97
Petroleo Brasileiro S.A.	15,596	165
Petroleo Brasileiro S.A., A Shares, ADRA	118,729	2,432
Petroleo Brasileiro S.A., ADRA	69,120	1,464
Porto Seguro S.A.	25,360	270
Raia Drogasil S.A.B	12,600	139
Sul America S.A.	32,421	255
Telefonica Brasil S.A., ADRA	37,655	835
TIM Participacoes S.A.	403,900	1,432
Ultrapar Participacoes S.A.	12,000	252
Vale S.A., ADRA	34,030	628
Vale SAB	616	11
Viver Incorporadora e Construtora S.A.B	429,059	260

Total Common Stocks		16,431

PREFERRED STOCKS—(Cost $1,455)
Banco Bradesco S.A.	27,300	430
Companhia de Bebidas, ADRA	17,680	722
Gerdau S.A.	5,800	51
Itau Unibanco Holding S.A.	9,700	142
Petroleo Brasileiro S.A.	18,800	193
Vale S.A., ADRA	3,486	62
Vale S.A., A Shares	15,804	283

Total Preferred Stocks		1,883

Total Brazil		18,314

	Shares	Fair Value
		(000’s)
CAYMAN ISLANDS—0.12%
COMMON STOCKS—(Cost $152)
Chailease Holding Co. LtdB	1,500	$13
Daphne International Holdings Ltd.	10,000	12
Qihoo 360 Technology Co. LtdB	2,695	55
Sino Biopharmaceutical	152,000	62
Uni-President China Holdings Ltd.	9,000	11

Total Cayman Islands		153

CHILE—0.82%
COMMON STOCKS—(Cost $1,018)
Banco Santander Chile S.A., ADRA	3,545	98
Cencosud S.A.	21,435	117
Empresa Nacional de Electricidad S.A.	101,277	163
SACI Falabella	29,529	303
Sociedad Quimica y Minera de Chile S.A., ADRA	5,633	326

Total Chile		1,007

CZECH REPUBLIC—0.61%
COMMON STOCKS—(Cost $729)
Komercni Banka AS	670	137
Telefonica Czech Republic AS	30,820	614

Total Czech Republic		751

EGYPT—0.31%
COMMON STOCKS—(Cost $334)
Commercial International Bank Egypt SAE	27,755	173
Eastern Tobacco	13,770	209

Total Egypt		382

HONG KONG/CHINA—16.33%
COMMON STOCKS—(Cost $22,205)
Anhui Conch Cement Co. Ltd. H	47,000	162
Asia Cement China Holdings Corp.	180,000	77
Bank of China Ltd. H	498,000	205
Beijing Capital International Airport Co Ltd. H	346,000	223
Belle International Holdings Ltd.	102,000	190
Bosideng International Holdings Ltd.	552,000	176
BYD Electronic International Co Ltd.	851,000	181
Chaoda Modern Agriculture Holdings Ltd.	2,200,000	51
China Coal Energy Co Ltd. H	476,000	474
China Communications Services Corp. Ltd. H	300,000	168
China Construction Bank H	1,345,325	1,016
China Life Insurance Co Ltd. H	290,000	857
China Mengniu Dairy Co Ltd.	131,000	397
China Mobile Ltd.	219,000	2,427
China Overseas Land & Investment Ltd.	40,000	105
China Pacific Insurance Group Co Ltd. H	125,800	395
China Power International Development Ltd.	621,800	168
China Railway Construction Corp Ltd. H	42,000	42
China Railway Group Ltd. H	460,000	235
China Resources Enterprise Ltd.	10,000	33
China Telecom Corp Ltd. H	140,000	83

See accompanying notes

11

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
China Yuchai International Ltd.	25,420	$352
Chow Tai Fook Jewellery Group Ltd.	56,400	70
CNOOC Ltd.	155,000	322
Cosco International Holdings Ltd.	1,036,000	420
COSCO Pacific Ltd.	215,910	316
Dickson Concepts International Ltd.	390,445	202
Dongfeng Motor Group Co Ltd. H	116,000	144
First Pacific Co Ltd.	1,237,074	1,378
Global Bio-Chem Technology Group Co Ltd.	1,592,520	185
Guangzhou Automobile Group Co Ltd. H	647,370	443
Hengan International Group Co Ltd.	30,000	274
Huaneng Power International, Inc., Series N, ADRA	370	12
Huaneng Power International, Inc. H	263,900	211
Industrial & Commercial Bank of China Ltd.	1,116,555	739
Lianhua Supermarket Holdings Co. Ltd.	353,000	286
Minth Group Ltd.	156,000	159
NWS Holdings Ltd.	194,225	295
People’s Food Holdings Ltd.	1,560,911	1,126
PetroChina Co. Ltd. H	398,000	542
Samsonite International S.A	158,700	330
Shanghai Industrial Holdings Ltd.	137,000	440
Shanghai Pharmaceuticals Holding Co Ltd.	110,600	205
Sinotrans Ltd. H	6,307,058	968
Sinotrans Shipping Ltd.	2,868,000	707
Tencent Holdings Ltd.	22,900	811
Tingyi Cayman Islands Holding Corp	40,000	119
TPV Technology Ltd.	264,970	59
Tsingtao Brewery Co. Ltd. H	38,000	205
Weiqiao Textile Co. Ltd. H	1,263,600	494
Xinhua Winshare Publishing and Media Co Ltd.	477,000	256
Zhejiang Expressway Co. Ltd. H	396,000	289

Total Hong Kong/China		20,024

HUNGARY—0.98%
COMMON STOCKS—(Cost $1,396)
Magyar Telekom Telecommunications plc	421,763	781
Richter Gedeon Nyrt	2,246	419

Total Hungary		1,200

INDIA—7.42%
COMMON STOCKS—(Cost $9,144)
ACC Ltd.	10,624	272
Asian Paints Ltd.	3,096	222
Bank of India	4,440	23
Bharat Heavy Electricals Ltd.	45,810	191
Dr Reddy’s Laboratories Ltd.	5,489	179
Glenmark Pharmaceuticals Ltd.	36,467	289
HDFC Bank Ltd.	42,792	502
Hindustan Petroleum Corp Ltd.	27,990	155
ICICI Bank Ltd., ADRA	4,690	183
India Cements Ltd.	176,980	315
Indian Oil Corp Ltd.	191,780	934
IndusInd Bank Ltd.	38,878	262
ITC Ltd.	72,218	379

	Shares	Fair Value
		(000’s)
Jubilant Life Sciences Ltd.	50,070	$207
Larsen & Toubro Ltd.	7,445	225
NMDC Ltd.	39,340	129
Oriental Bank of Commerce	57,630	332
Punjab National Bank Ltd.	1,930	26
Reliance Industries Ltd.	76,801	1,150
Reliance Infrastructure Ltd.	98,720	859
Rolta India Ltd.	132,830	160
State Bank of India	7,420	290
State Bank of India, GDRC	2,380	196
Steel Authority of India Ltd.	137,370	205
Sterlite Industries India Ltd., ADRA	7,220	54
Sterlite Industries India Ltd.	151,950	282
Sun Pharmaceutical	18,236	236
Tata Consultancy Services Ltd.	11,137	272
Tata Motors Ltd.	74,986	355
Tata Steel Ltd.	28,227	205

Total India		9,089

INDONESIA—2.46%
COMMON STOCKS—(Cost $2,369)
Aneka Tambang Persero Tbk PT	407,500	54
Astra International Tbk PT	533,500	447
Bank Mandiri Tbk PT	377,500	325
Bank Negara Indonesia Persero Tbk PT	662,500	266
Bank Tabungan Negara Persero Tbk PT	179,500	28
Indofood Sukses Makmur Tbk PT	385,000	228
Indosat Tbk PT	813,500	551
Kalbe Farma Tbk PT	2,307,500	233
Lippo Karawaci Tbk PT	4,080,000	395
Medco Energi Internasional Tbk PT	810,000	133
Telekomunikasi Indonesia Tbk PT	355,000	360

Total Indonesia		3,020

JAPAN—0.21%
COMMON STOCKS—(Cost $346)
Nexon Co. Ltd B	21,200	258

MALAYSIA—1.08%
COMMON STOCKS—(Cost $1,231)
Axiata Group Bhd	57,400	123
CIMB Group Holdings Bhd	126,100	315
Gamuda Bhd	155,600	185
Genting Bhd	97,600	284
IHH Healthcare BhdB	114,200	123
IJM Corp Bhd	24,500	40
Sime Darby Bhd	79,500	255

Total Malaysia		1,325

MEXICO—3.83%
COMMON STOCKS—(Cost $4,702)
ALFA S.A.BB	100,980	186
America Movil SAB de CV, Series L, ADRA	25,718	653
Cemex SAB de CV, Series L, ADRA	153,804	1,394
Consorcio ARA SAB de CV	299,700	95
Desarrolladora Homex SAB de CV, ADRA B	18,600	247
Grupo Financiero Santander Mexico SAB de CVB	27,400	375
Grupo Televisa S.A., ADRA	31,800	722

See accompanying notes

12

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Mexichem SAB de CV	65,651	$325
Wal-Mart de Mexico SAB de CV	235,700	694

Total Mexico		4,691

PERU—0.58%
COMMON STOCKS—(Cost $629)
Cia de Minas Buenaventura S.A., ADRA	3,857	137
Credicorp Ltd.	4,410	570

Total Peru		707

PHILIPPINES—1.65%
COMMON STOCKS—(Cost $1,350)
Bloomberry Resorts Corp.B	714,200	244
DMCI Holdings Inc.B	155,820	204
Metro Pacific Investments Corp.	2,963,000	298
Metropolitan Bank & Trust	173,549	400
Philippine Long Distance Telephone Co.	6,520	419
SM Investments Corp.	23,510	459

Total Philippines		2,024

POLAND—1.64%
COMMON STOCKS—(Cost $1,946)
Asseco Poland S.A.	14,111	177
Bank Pekao S.A.	4,140	199
Eurocash S.A.	36,110	441
PGNiG Group	369,180	456
Powszechny Zaklad Ubezpieczen S.A.	3,807	445
Telekomunikacja Polska S.A.	77,294	292

Total Poland		2,010

RUSSIA—5.55%
COMMON STOCKS—(Cost $6,503)
Eurasia Drilling Co Ltd., GDRC	1,586	55
Eurasia Drilling Co. Ltd, GDRC	3,279	113
Federal Hydro Generating, ADRA	242,140	595
Lukoil OAO, ADRA	44,711	2,716
Pharmstandard OJSC, GDRB C	21,500	316
Rosneft Oil Co., GDRB C	44,705	331
VimpelCom Ltd., ADRA	23,290	257

Total Russia		6,798

SINGAPORE—1.39%
COMMON STOCKS—(Cost $2,099)
Flextronics International Ltd.B	230,410	1,329
Haw Par Corp Ltd.	70,325	376

Total Singapore		1,705

SOUTH AFRICA—4.52%
COMMON STOCKS—(Cost $6,026)
ABSA Group Ltd.	7,670	123
Adcock Ingram Holdings Ltd.	25,890	173
Anglo American Platinum Ltd.	8,312	387
AngloGold Ashanti Ltd.	4,421	147
AngloGold Ashanti Ltd., ADRA	1,510	51
AVI Ltd.	20,731	137
Clicks Group Ltd.	29,029	200
JD Group Ltd.	63,540	339
Life Healthcare Group Holdings Ltd.	42,800	162

	Shares	Fair Value
		(000’s)
MTN Group Ltd.	69,535	$1,253
Murray & Roberts Holdings Ltd.B	140,120	363
Naspers Ltd., N Shares	6,002	390
Pick n Pay Stores Ltd.	28,671	140
SABMiller plc	8,133	347
Sappi Ltd.B	17,374	49
Sasol Ltd.	9,600	410
Standard Bank Group Ltd.	54,466	673
Telkom SA Ltd.	94,410	199

Total South Africa		5,543

SOUTH KOREA—18.17%
COMMON STOCKS—(Cost $18,989)
Cheil Industries, Inc.	1,961	168
Cheil Worldwide, Inc.	4,370	84
Halla Climate ControlB	12,534	233
Hite Jinro Ltd.	16,527	489
Hyundai Development Co.	11,740	211
Hyundai Engineering & Construction Co Ltd.	4,437	267
Hyundai Glovis Co. Ltd.	1,030	214
Hyundai Heavy Industries Co Ltd.	1,127	237
Hyundai Mobis	870	222
Hyundai Motor Co.	4,061	836
KB Financial Group, Inc.	61,778	2,102
KB Financial Group, Inc., ADRA	1,650	56
Kia Motors Corp.	6,630	368
Korea Aerospace Industries Ltd.	4,750	119
Korea Electric Power Corp., ADRA B	11,580	150
Korea Electric Power Corp.B	33,955	881
Korea Exchange BankB	18,800	130
KT Corp., ADRA	10,920	185
KT Corp.	4,640	157
LG Chem Ltd.	785	220
LG Display Co Ltd.B	520	15
LG Electronics, Inc.	8,584	598
LG Household & Health Care Ltd.	350	206
Lotte Chilsung Beverage Co Ltd.	399	521
Lotte Confectionery Co Ltd.	428	616
Mando Corp.	3,110	411
Mirae Asset Securities Co. Ltd.	12,700	345
NCSoft Corp.	1,243	238
NHN Corp.	544	126
NongShim Co Ltd.	849	201
POSCO, ADRA	1,110	88
POSCO	6,002	1,891
Samsung Electronics Co. Ltd.	3,309	3,976
Samsung Fire & Marine Insurance Co Ltd.	2,587	566
Samsung Life Insurance Co. Ltd.	1,023	88
Shinhan Financial Group Co Ltd.	42,602	1,463
Shinsegae Co Ltd.	2,637	471
SK C&C Co. Ltd.	2,034	178
SK Telecom Co Ltd.	2,746	386
SK Telecom Co Ltd., ADRA	16,620	260
SM Entertainment Co.B	3,400	193
Tong Yang Life Insurance	12,350	134
Woongjin Coway Co Ltd.	4,516	164
Yuhan Corp.	90	16

Total Common Stocks		20,480

PREFERRED STOCKS—(Cost $1,509)
Hyundai Motor Co.	23,042	1,412

See accompanying notes

13

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Samsung Electronics Co. Ltd.	529	$384

Total Preferred Stocks		1,796

Total South Korea		22,276

TAIWAN—6.11%
COMMON STOCKS—(Cost $7,816)
Asustek Computer, Inc.	24,648	264
AU Optronics Corp.	5,000	2
AU Optronics Corp., ADRA	57,790	220
Catcher Technology Co. Ltd.	13,000	57
Chailease Holding Co. Ltd.	105,000	187
China Life Insurance Co Ltd.B	139,419	109
Chinatrust Financial Holding Co Ltd.	569,045	314
Compal Electronics, Inc.	1,167,000	735
Formosa Plastics Corp.	48,000	131
Fubon Financial Holding Co Ltd.	4,244	4
Hon Hai Precision Industry Co Ltd.	381,059	1,156
Lung Yen Life Service Corp.	33,000	102
MediaTek, Inc.	10,000	111
MStar Semiconductor, Inc.	23,000	195
Nan Ya Printed Circuit Board Corp.	225,099	259
Novatek Microelectronics Corp.	37,000	139
Powertech Technology, Inc.	153,400	238
Siliconware Precision Industries Co.	272,000	265
Siliconware Precision Industries Co., ADRA	7,460	36
Simplo Technology Co. Ltd.B	19,000	94
SinoPac Financial Holdings Co Ltd.	1,039,146	402
Taiwan Cement Corp.	121,000	155
Taiwan Semiconductor Manufacturing Co Ltd.	350,385	1,064
Tatung Co Ltd.	317,298	73
Transcend Information, Inc.	86,520	218
Uni-President Enterprises Corp.	184,141	325
United Microelectronics Corp.	1,274,226	473
United Microelectronics Corp., ADRA	4,830	9
Young Fast Optoelectronics Co Ltd.	85,541	147

Total Taiwan		7,484

THAILAND—1.49%
COMMON STOCKS—(Cost $1,575)
Bangkok Bank	39,700	229
Bangkok Bank PCL	30,490	180
Bank of AyudhyaB	250,500	245
Banpu PCL	25,550	333
Kasikornbank PCL	54,900	323
Land and Houses PCL, NVDRD	1,276,000	358
Supalai PCL, NVDRD	261,400	164

Total Thailand		1,832

TURKEY—3.79%
COMMON STOCKS—(Cost $3,839)
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	41,864	628
Asya Katilim Bankasi A.S.	140,240	157
Aygaz AS.	69,890	322
Haci Omer Sabanci Holding A.S.	63,298	334
Turk Telekomunikasyon A.S.	57,776	226
Turkcell Iletisim Hizmetleri A.S., ADRA B	4,710	72
Turkiye Garanti Bankasi A.S.	399,793	1,909

	Shares	Fair Value
		(000’s)
Turkiye Vakiflar Bankasi Tao	423,747	$998

Total Turkey		4,646

UNITED KINGDOM—0.05%
COMMON STOCKS—(Cost $155)
JKX Oil & Gas plc B	44,300	56

UNITED STATES—0.60%
COMMON STOCKS—(Cost $823)
AsiaInfo-Linkage, Inc. B	73,110	731

SHORT-TERM INVESTMENTS—3.78% (Cost $4,632)
JPMorgan U.S. Government Money Market Fund, Capital Class	4,631,909	4,632

TOTAL INVESTMENTS—99.64% (Cost $126,412)		122,136
OTHER ASSETS, NET OF LIABILITIES—0.36%		437

TOTAL NET ASSETS—100.00%		$122,573

Percentages are stated as a percent of net assets.

A	ADR—American Depositary Receipt.
B	Non-income producing security.
C	GDR—Global Depositary Receipt.
D	NVDR—Non Voting Depositary Receipt.

See accompanying notes

14

American Beacon Emerging Markets FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Market EMini Future	Long	92	December, 2012	$4,554	$(29)

				$4,554	$(29)

See accompanying notes

15

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
AUSTRALIA—1.18%
COMMON STOCKS—(Cost $14,846)
James Hardie Industries plc, CDI	894,500	$8,570
Orica Ltd.A	241,393	6,295
QBE Insurance Group Ltd.	161,588	2,211

Total Australia		17,076

AUSTRIA—0.06%
COMMON STOCKS—(Cost $2,898)
Telekom Austria AG A	135,569	854

BELGIUM—1.29%
COMMON STOCKS—(Cost $8,547)
Anheuser-Busch InBev N.V.	212,500	17,768
KBC Groep NV	40,863	959

Total Belgium		18,727

CANADA—1.73%
COMMON STOCKS—(Cost $25,116)
Potash Corp of Saskatchewan, Inc.	155,120	6,236
Rogers Communications, Inc., Class B	177,200	7,778
Suncor Energy, Inc.	170,600	5,726
Talisman Energy, Inc.	470,600	5,334

Total Canada		25,074

DENMARK—0.22%
COMMON STOCKS—(Cost $3,109)
AP Moeller—Maersk A/S, Class B	454	3,168

FINLAND—0.55%
COMMON STOCKS—(Cost $6,580)
Sampo OYJ, A Shares	253,670	7,950

FRANCE—10.71%
COMMON STOCKS—(Cost $137,277)
Air Liquide S.A.	12,437	1,467
Alstom S.A.	197,990	6,762
AXA S.A.	799,241	12,706
BNP Paribas S.A.	372,376	18,732
Cie Generale des Etablissements Michelin	111,790	9,600
France Telecom S.A.	330,700	3,687
Legrand S.A.	260,933	10,052
Rexel S.A.	301,050	5,449
Sanofi	466,510	41,008
Technip S.A.	82,494	9,292
Total S.A.	540,274	27,185
Valeo S.A.	127,710	5,612
Vivendi S.A.	201,073	4,114

Total France		155,666

GERMANY—12.67%
COMMON STOCKS—(Cost $148,925)
BASF SEA	26,870	2,227
Bayer AG Reg	311,418	27,120
Bayerische Motoren Werke AG	54,710	4,358

	Shares	Fair Value
		(000’s)
Daimler AG	167,139	$7,804
Deutsche Boerse AG	130,990	7,090
Deutsche Post AG Reg	854,940	16,949
E.ON AG	252,980	5,748
HeidelbergCement AG	107,870	5,717
Infineon Technologies AG	345,290	2,350
Linde AG	66,483	11,180
MAN SE	42,300	4,266
Merck KGaA	158,870	20,304
Muenchener Rueckversicherungs AG Reg	81,996	13,179
RWE AGA	167,309	7,645
SAP AG	344,144	25,069
Siemens AG Reg	184,250	18,518
Thyssenkrupp AGA	203,537	4,631

Total Germany		184,155

HONG KONG/CHINA—3.28%
COMMON STOCKS—(Cost $42,590)
AIA Group Ltd.	1,612,000	6,375
Cheung Kong Holdings Ltd.	335,500	4,957
China Merchants Hlds Intl.A	580,000	1,923
CNOOC Ltd.	3,444,000	7,146
HSBC Holdings plc	1,742,796	17,181
Hutchison Whampoa Ltd.	231,000	2,276
Yue Yuen Industrial Holdings Ltd.	2,264,667	7,787

Total Hong Kong/China		47,645

IRELAND—1.17%
COMMON STOCKS—(Cost $21,307)
CRH plc	590,080	10,989
Smurfit Kappa Group plc	542,337	5,954

Total Ireland		16,943

ITALY—1.75%
COMMON STOCKS—(Cost $25,630)
Atlantia SpA	391,153	6,454
ENI SpA	289,326	6,641
Intesa Sanpaolo SpA	2,847,656	4,574
Snam Rete Gas SpAB	1,216,233	5,382
UniCredit SpA	546,000	2,410

Total Italy		25,461

JAPAN—11.74%
COMMON STOCKS—(Cost $158,627)
Asics Corp.	386,680	5,614
Canon, Inc.	159,700	5,157
Daikin Industries Ltd.	192,800	5,332
Daito Trust Construction Co. Ltd.	89,600	9,046
Don Quijote Co. Ltd.	213,800	8,423
FANUC Corp.	56,300	8,963
Honda Motor Co. Ltd.	76,300	2,284
ITOCHU Corp.	507,400	5,078
JGC Corp.	452,000	15,542
KDDI Corp.	145,100	11,270
Komatsu Ltd.	246,400	5,161
Konica Minolta Holdings, Inc.	765,000	5,079
LIXIL Group Corp.	380,900	8,422
Nissan Motor Co. Ltd.	586,500	4,908
Sankyo Co. Ltd.	54,300	2,459
Seven & I Holdings Co. Ltd.	212,600	6,557
Shin-Etsu Chemical Co. Ltd.	107,000	6,032

See accompanying notes

16

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Softbank Corp.	125,300	$3,966
Sony Financial Holdings, Inc.	533,500	9,517
Sumitomo Mitsui Financial Group, Inc.	309,900	9,487
The Bank of Yokohama Ltd.	341,000	1,568
Tokyo Electron Ltd.	91,800	4,123
Toyota Motor Corp.	457,300	17,557
Trend Micro Inc.A	148,300	4,154
Yahoo Japan Corp.	14,157	4,872

Total Japan		170,571

NETHERLANDS—5.34%
COMMON STOCKS—(Cost $83,982)
Akzo Nobel	382,825	20,826
ING Groep N.V. CVAA	2,003,312	17,698
Koninklijke Philips Electronics N.V.	309,647	7,742
PostNL N.V.	1,768,987	6,975
Randstad Holding N.V.	97,990	3,199
Reed Elsevier N.V.	1,231,840	16,549
SBM Offshore N.V.C	355,135	4,640

Total Netherlands		77,629

NEW ZEALAND—0.27%
COMMON STOCKS—(Cost $2,946)
Telecom Corp. of New Zealand Ltd.	1,999,650	3,955

NORWAY—1.45%
COMMON STOCKS—(Cost $13,207)
Statoil ASA	329,640	8,147
Telenor ASA	659,120	12,959

Total Norway		21,106

PORTUGAL—0.26%
COMMON STOCKS—(Cost $5,853)
Portugal Telecom SGPS S.A. Reg	747,760	3,761

SINGAPORE—2.50%
COMMON STOCKS—(Cost $29,548)
DBS Group Holdings Ltd.	1,156,342	13,177
Flextronics International Ltd.A	872,720	5,036
SembCorp Industries Ltd.	477,000	2,127
SembCorp Marine Ltd.	1,729,000	6,676
Singapore Telecommunications Ltd.	98,000	259
Singapore Telecommunications Ltd., New	3,428,000	9,049

Total Singapore		36,324

SOUTH KOREA—3.02%
COMMON STOCKS—(Cost $39,459)
Duksan Hi-Metal Co. LtdA	81,603	1,526
Hyundai Mobis	21,759	5,546
KB Financial Group, Inc., ADRD	177,398	6,035
KT&G Corp.	177,571	13,531
LG Electronics, Inc.	74,646	5,195
POSCO	20,558	6,475
Samsung Electronics Co. Ltd., GDRE	9,140	5,511

Total South Korea		43,819

SPAIN—3.06%
COMMON STOCKS—(Cost $37,568)
Amadeus IT Holding S.A., A Shares	215,510	5,335

	Shares	Fair Value
		(000’s)
Enagas S.A.	335,688	$6,674
InditexA	16,887	2,155
Mediaset Espana Comunicacion S.A.	1,023,416	5,497
Red Electrica Corporation S.A.A	159,765	7,492
Repsol S.A.	286,407	5,724
Tecnicas Reunidas S.A.	150,969	7,414
Telefonica S.A.	321,963	4,240

Total Spain		44,531

SWEDEN—2.57%
COMMON STOCKS—(Cost $33,308)
Assa Abloy AB, B Shares	263,540	8,785
Autoliv, Inc.	76,209	4,406
Ericsson LM, B Shares	658,210	5,785
Sandvik ABA	496,440	6,886
Skandinaviska Enskilda Banken AB, A Shares	608,601	5,047
Swedbank AB, A Shares	345,370	6,404

Total Sweden		37,313

SWITZERLAND—6.80%
COMMON STOCKS—(Cost $84,970)
Adecco S.A. Reg	85,290	4,125
Credit Suisse Group AG Reg	238,340	5,525
Givaudan S.A. Reg	8,853	8,860
Nestle S.A. Reg	45,460	2,885
Novartis AG Reg	567,475	34,154
Roche Holding AG Genusschein	87,136	16,757
Swiss Re AG	101,260	6,997
UBS AG Reg	741,668	11,117
Zurich Insurance Group AG	33,975	8,372

Total Switzerland		98,792

UNITED KINGDOM—21.02%
COMMON STOCKS—(Cost $272,986)
Aviva plc	2,504,473	13,394
BAE Systems plc	1,564,304	7,881
Balfour Beatty plc	1,521,317	7,738
Barclays plc	1,798,784	6,604
BG Group plc	654,174	12,114
BHP Billiton plc	444,013	14,226
BP plc	1,161,340	8,308
British American Tobacco plc	457,651	22,669
Direct Line Insurance GroupA	149,388	469
Eurasian Natural Resources Corp plc	378,362	2,001
GlaxoSmithKline plc	720,690	16,125
HSBC Holdings plc	176,260	1,732
Informa plc	1,516,288	9,792
Kingfisher plc	1,692,500	7,907
Lloyds Banking Group plcA	11,120,460	7,281
Marks & Spencer Group plc	1,059,270	6,732
Michael Page International plc	720,727	4,192
Petrofac Ltd.	445,642	11,535
Prudential plc	747,050	10,229
Reed Elsevier plc	606,368	5,930
Rexam plc	2,667,734	19,231
Rio Tinto plc	105,411	5,281
Rolls-Royce Holdings plc	640,014	8,826
Royal Dutch Shell plc, A Shares	494,708	16,965
Royal Dutch Shell plc, B Shares	307,736	10,878
Standard Chartered plc	620,654	14,658
Tesco plc	3,554,982	18,349
Unilever plc	479,591	17,886

See accompanying notes

17

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Vodafone Group plc	6,019,265	$16,343

Total Common Stocks		305,276

PREFERRED STOCKS—(Cost $95)
Rolls-Royce Group plc, Entitlement Jan. 13, C SharesA	59,004,424	95

Total United Kingdom		305,371

SHORT-TERM INVESTMENTS—5.83%
American Beacon U.S. Government Money Market Select Fund, Select ClassF	10,000,000	10,000
JPMorgan U.S. Government Money Market Fund, Capital Class	74,763,030	74,763

Total Short-Term Investments (Cost $84,763)		84,763

SECURITIES LENDING COLLATERAL—0.38% (Cost $5,538)
American Beacon U.S. Government Money Market Select Fund, Select ClassF	1,598,600	1,598
DWS Government and Agency Securities Portfolio, Institutional Class	3,939,800	3,940

Total Securities Lending Collateral		5,538

TOTAL INVESTMENTS—98.85% (Cost $1,289,675)		1,436,192
OTHER ASSETS, NET OF LIABILITIES—1.15%		16,734

TOTAL NET ASSETS—100.00%		$1,452,926

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at October 31, 2012.
C	Private Placement
D	ADR—American Depositary Receipt.
E	GDR—Global Depositary Receipt.
F	The Fund is affiliated by having the same investment advisor.

See accompanying notes

18

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($ 000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Italy FTSE MIB Index Futures	Long	20	December, 2012	$2,010	$(62)
France CAC 40 Index Futures	Long	186	December, 2012	8,234	(168)
Germany DAX Index Futures	Long	32	December, 2012	7,539	(81)
Sweden OMXS30 Double Long Index	Long	174	November, 2012	2,757	(39)
Netherlands AEX Index Futures	Long	26	November, 2012	2,221	(6)
Tokyo TOPIX Index Futures	Long	186	December, 2012	17,265	171
UK FTSE 100 Index Futures	Long	220	December, 2012	20,464	(263)
Australia ASX SPI 200 Index Futures	Long	68	December, 2012	7,948	111
Cananda S&P TSE 60 Index Futures	Long	76	December, 2012	10,806	62
Spain IBEX 35 Index Future	Long	25	November, 2012	2,536	(9)
Hang Seng Index Futures	Long	20	November, 2012	2,797	(3)

				$84,577	$(287)

Foreign Currency Contracts Open on October 31, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	3,163,539	11/2/2012	BNY	$—	$(476)	$(476)
Buy	EUR	3,123,561	11/2/2012	BNY	—	(1,095)	(1,095)
Buy	EUR	3,119,750	11/2/2012	BNY	15,753	—	15,753
Sell	EUR	2,160,300	11/2/2012	BNY	—	(71,613)	(71,613)
Sell	EUR	2,429,200	11/2/2012	BNY	—	(134,333)	(134,333)
Sell	EUR	2,334,000	11/2/2012	BNY	—	(149,025)	(149,025)
Sell	EUR	2,334,000	11/2/2012	SSB	—	(148,744)	(148,744)
Sell	EUR	2,429,200	11/2/2012	SSB	—	(135,791)	(135,791)
Sell	EUR	2,160,300	11/2/2012	SSB	—	(72,261)	(72,261)
Sell	EUR	2,483,350	11/2/2012	SSB	—	(45,866)	(45,866)
Sell	EUR	2,483,350	11/2/2012	BNY	—	(45,965)	(45,965)
Buy	AUD	802,000	12/14/2012	GLM	11,376	—	11,376
Buy	AUD	4,204,000	12/14/2012	SCB	—	(10,448)	(10,448)
Buy	AUD	793,000	12/14/2012	DUB	—	(1,799)	(1,799)
Buy	AUD	1,006,000	12/14/2012	BRC	2,014	—	2,014
Sell	AUD	905,000	12/14/2012	CBK	—	(5,027)	(5,027)
Buy	CAD	1,324,000	12/14/2012	BRC	345	—	345
Buy	CAD	1,132,000	12/14/2012	GLM	—	(21,671)	(21,671)
Buy	CAD	5,819,000	12/14/2012	SCB	—	(131,211)	(131,211)
Buy	CAD	1,133,000	12/14/2012	DUB	—	(24,528)	(24,528)
Sell	CAD	1,306,000	12/14/2012	CBK	19,332	—	19,332
Buy	CHF	888,000	12/14/2012	BOA	1,637	—	1,637
Buy	CHF	4,633,000	12/14/2012	CBK	28,034	—	28,034
Buy	CHF	807,000	12/14/2012	BNP	779	—	779
Buy	CHF	898,000	12/14/2012	BOA	4,058	—	4,058
Sell	CHF	937,000	12/14/2012	CBK	—	(8,113)	(8,113)
Buy	EUR	1,809,000	12/14/2012	CBK	1,475	—	1,475
Buy	EUR	9,189,000	12/14/2012	BRC	57,848	—	57,848
Buy	EUR	1,847,000	12/14/2012	BNP	—	(2,548)	(2,548)
Buy	EUR	2,283,000	12/14/2012	BOA	6,382	—	6,382
Sell	EUR	2,030,000	12/14/2012	CBK	—	(16,900)	(16,900)
Buy	GBP	1,325,000	12/14/2012	CBK	8,548	—	8,548
Buy	GBP	7,225,000	12/14/2012	CBK	23,998	—	23,998
Buy	GBP	1,352,000	12/14/2012	BNP	—	(10,358)	(10,358)
Buy	GBP	1,607,000	12/14/2012	BOA	6,438	—	6,438
Sell	GBP	1,465,000	12/14/2012	CBK	—	(2,639)	(2,639)
Buy	JPY	175,799,000	12/14/2012	BRC	—	(4,856)	(4,856)
Buy	JPY	143,625,000	12/14/2012	BOA	—	(27,421)	(27,421)
Buy	JPY	833,269,000	12/14/2012	SCB	—	(265,318)	(265,318)

See accompanying notes

19

American Beacon International Equity FundSM

Schedule of Investments

October 31, 2012

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JPY	146,443,000	12/14/2012	DUB	$—	$(37,060)	$(37,060)
Sell	JPY	177,073,000	12/14/2012	CBK	51,363	—	51,363
Buy	SEK	2,025,000	12/14/2012	BOA	1,263	—	1,263
Buy	SEK	9,994,000	12/14/2012	BRC	—	(9,922)	(9,922)
Buy	SEK	1,950,000	12/14/2012	BNP	—	(4,350)	(4,350)
Buy	SEK	2,427,000	12/14/2012	BOA	4,054	—	4,054
Sell	SEK	2,203,000	12/14/2012	CBK	1,425	—	1,425

					$246,122	$(1,389,338)	$(1,143,216)

Glossary:

Counterparty Abbreviations:

BNP	BNP Paribas	CBK	Citibank, N.A.	HUS	HSBC Bank USA
BNY	BNY Mellon Bank	DUB	Deutsche Bank AG	SCB	Standard Chartered Bank
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank	SSB	State Street Bank and Trust
BRC	Barclays Bank PLC

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	British Pound
CHF	Swiss Franc	JPY	Japanese Yen

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Assets:
Investments in unaffiliated securities, at fair value A D	$122,136	$1,424,594
Investments in affiliated securities, at fair value B	—	11,598
Foreign currency, at fair value C	226	75
Foreign currency deposits with brokers, at fair value E	—	8,458
Deposit with brokers for futures contracts	184	6
Receivable for investments sold	393	3,663
Dividends and interest receivable	154	3,558
Receivable for fund shares sold	84	10,746
Receivable for tax reclaims	4	1,274
Receivable for expense reimbursement (Note 2)	5	4
Unrealized appreciation of foreign currency contracts	—	246
Prepaid expenses	15	71

Total assets	123,201	1,464,293

Liabilities:
Payable for investments purchased	173	548
Payable upon return of securities loaned	—	5,538
Payable for fund shares redeemed	76	1,426
Payable for variation margin from open futures contracts	22	89
Management and investment advisory fees payable	303	1,415
Administrative service and service fees payable	10	498
Professional fees payable	10	36
Trustee fees payable	3	23
Payable for prospectus and shareholder reports	11	99
Unrealized depreciation of foreign currency contracts	—	1,389
Other liabilities	20	304

Total liabilities	628	11,367

Net Assets	$122,573	$1,452,926

Analysis of Net Assets:
Paid-in-capital	132,266	1,503,237
Undistributed net investment income	1,040	37,686
Accumulated net realized (loss)	(6,423)	(233,199)
Unrealized appreciation or (depreciation) of investments, foreign currency contracts, and futures contracts	(4,310)	145,202

Net assets	$122,573	$1,452,926

Shares outstanding at no par value (Unlimited shares authorized):
Institutional Class	728,442	37,906,141

Y Class	161,001	90,781

Investor Class	757,166	28,526,540

Advisor Class	N/A	85,395

Retirement Class	N/A	3,127

A Class	61,677	78,367

C Class	462	7,325

AMR Class	9,037,530	24,073,833

Net asset value, offering and redemption price per share:
Institutional Class	$11.33	$16.05

Y Class	$11.41	$16.65

Investor Class	$11.13	$15.88

Advisor Class	N/A	$16.36

Retirement Class	N/A	$16.75

A Class (offering price $11.79 and $17.00, respectively)	$11.11	$16.02

C Class	$11.05	$15.70

AMR Class	$11.44	$16.08

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

	Emerging Markets Fund	International Equity Fund
Net assets (not in thousands):
Institutional Class	$8,255,815	$608,256,240

Y Class	1,836,721	1,511,614

Investor Class	8,426,642	453,141,427

Advisor Class	N/A	1,396,948

Retirement Class	N/A	52,359

A Class	685,461	1,255,390

C Class	5,101	114,972

AMR Class	103,363,187	387,197,170

A Cost of investments in unaffiliated securities	$126,412	$1,278,077
B Cost of investments in affiliated securities	$—	$11,598
C Cost of foreign currency	$225	$74
D Fair value of securities on loan	$—	$5,263
E Cost of foreign currency on deposits with the brokers	$—	$8,415

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2012 (in thousands)

	Emerging Markets Fund	International Equity Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$3,072	$46,110
Dividend income from affiliated securities	—	8
Interest income	1	18
Income derived from securities lending, net	—	1,664

Total investment income	3,073	47,800

Expenses:
Management and investment advisory fees (Note 2)	1,017	4,189
Administrative service fees (Note 2):
Institutional Class	25	1,711
Y Class	6	3
Investor Class	26	1,227
Advisor Class	—	3
A Class	2	2
AMR Class	55	191
Transfer agent fees:
Institutional Class	1	36
Y Class	1	—
Investor Class	9	217
Advisor Class	—	1
A Class	—	1
AMR Class	7	13
Custody and fund accounting fees	307	385
Professional fees	80	90
Registration fees and expenses	60	138
Service fees (Note 2):
Y Class	2	1
Investor Class	22	1,405
Advisor Class	—	3
A Class	1	1
Distribution fees (Note 2):
Advisor Class	—	3
A Class	2	2
C Class	—	1
Prospectus and shareholder report expenses	26	154
Trustee fees	10	98
Other expenses	33	228

Total expenses	1,692	10,103

Net (fees waived and expenses reimbursed) (Note 2)	(29)	(19)

Net expenses	1,663	10,084

Net investment income	1,410	37,716

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from: B
Investments	732	(20,537,647)
Commission recapture (Note 3)	6	30
Foreign currency translations	(1,712)	20,462,634
Futures contracts	339	5,474
Change in net unrealized appreciation or (depreciation) of:
Investments	4,071	208,622
Foreign currency contracts	(781)	(52,807)
Futures contracts	(581)	(3,437)

Net gain from investments	2,074	82,869

Net increase in net assets resulting from operations	$3,484	$120,585

A Foreign taxes	$360	$4,132
B Net of foreign withholding taxes on capital gains	$9	$—

See accompanying notes

23

American Beacon FundsSM

Statements of Changes of Net Assets (in thousands)

	Emerging Markets Fund		International Equity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,410	$1,970	$37,716	$40,671
Net realized gain or (loss) from investments, foreign currency transactions, and futures contracts	(635)	20,912	(69,509)	72,027
Change in net unrealized appreciation or (depreciation) from investments, foreign currency contracts, and futures contracts	2,709	(40,439)	152,378	(183,996)

Net increase (decrease) in net assets resulting from operations	3,484	(17,557)	120,585	(71,298)

Distributions to Shareholders:
Net investment income:
Institutional Class	(105)	(85)	(18,420)	(14,155)
Y Class	(62)	—	(32)	(7)
Investor Class	(71)	(43)	(12,396)	(8,721)
Advisor Class	—	—	(28)	(13)
A Class	(4)	—	(13)	—
C Class	—	—	(3)	—
AMR Class	(1,312)	(942)	(14,493)	(15,008)
Net realized gain from investments:
Institutional Class	(905)	—	—	—
Y Class	(572)	—	—	—
Investor Class	(1,012)	—	—	—
A Class	(46)	—	—	—
C Class	(1)	—	—	—
AMR Class	(12,236)	—	—	—

Net distributions to shareholders	(16,326)	(1,070)	(45,385)	(37,904)

Capital Share Transactions:
Proceeds from sales of shares	37,709	51,671	408,688	286,664
Reinvestment of dividends and distributions	16,254	1,067	42,922	35,604
Cost of shares redeemed	(55,746)	(47,315)	(363,018)	(385,830)
Redemption fees	14	30	23	42

Net increase (decrease) in net assets from capital share transactions	(1,769)	5,453	88,615	(63,520)

Net increase (decrease) in net assets	(14,611)	(13,174)	163,815	(172,722)

Net Assets:
Beginning of period	137,184	150,358	1,289,111	1,461,833

End of Period *	$122,573	$137,184	$1,452,926	$1,289,111

* Includes undistributed net investment income (loss) of	$1,040	$1,256	$37,686	$44,439

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Emerging Markets Fund and the American Beacon International Equity Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period May 1, 2012 to October 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of October 31, 2012, the financial statement disclosures were not affected.

25

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2012 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Emerging Markets	0.80%	$1,017	$952	$65
International Equity	0.32%	$4,189	$3,523	$666

As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is netted against securities lending income in the Statements of Operations. During the year ended October 31, 2012, securities lending fees paid to the Manager on behalf of the International Equity Fund was $208,488.

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, Advisor and Retirement Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of the Funds. Administrative Service fees for the Retirement and C Classes for the period ended October 31, 2012 were less than $500.

Distribution Plans

The Funds, except for the Advisor, Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Funds shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, 0.50% of the average daily net assets of the Retirement Class, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Distribution fees for the Retirement Class for the period ended October 31, 2012 were less than $500.

26

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor and Retirement Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Service fees for the Retirement and C Classes for the period ended October 31, 2012 were less than $500.

Brokerage Commissions

Affiliated entities of an investment advisor to the Emerging Markets Fund received net commissions on purchases and sales of the Fund’s portfolio securities totaling $319 for the year ended October 31, 2012.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the U.S. Government Money Market Fund (the “USG Select Fund”), (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Funds. During the year ended October 31, 2012, fees earned by the Manager from the Select Funds were as follows:

	Direct Investments in Select Funds	Securities Lending Collateral Invested in Select Funds	Total
International Equity	$8,664	$20,146	$28,810

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2012, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager voluntary and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded a Fund’s expense cap. For the year ended October 31, 2012, the Manager reimbursed expenses as follows:

		Expense Caps
Fund	Class	11/1/11 to 2/28/12	3/1/12 to 10/31/12	Reimbursed Expenses	Expiration of Reimbursements
Emerging Markets	Institutional	1.35%	1.35%	$13,514	2015
Emerging Markets	Y	1.45%	1.45%	5,917	2015
Emerging Markets	Investor	1.79%	1.79%	8,048	2015
Emerging Markets	A	1.79%	1.79%	1,258	2015
Emerging Markets	C	2.54%	2.54%	96	2015
International Equity	Institutional*	N/A	0.72%*	18,792	2015
International Equity	Retirement	1.47%	1.47%	365	2015
International Equity	A	1.25%	1.25%	200	2015
International Equity	C	1.99%	1.99%	134	2015

*	Voluntary Reimbursement

27

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Of these amounts, $4,512 and $4,149 was receivable from the Manager to the Emerging Markets and International Equity Funds respectively, at October 31, 2012. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses above will expire in 2015. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the Emerging Markets Fund is $28,821 and $67,581 expiring in 2013 and 2014, respectively and for the International Equity Fund $3,363 expiring in 2014. For the year ended October 31, 2012, the Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2012, Foreside has collected $116 and $2,270 for Emerging Markets and International Equity Funds, respectively from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2012 there were no CDSC fees collected for the Emerging Markets and International Equity Funds.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair

28

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, such as when a particular foreign market is closed, but the Fund is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the Fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 - Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

29

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. At October 31, 2012, the investments were classified as described below (in thousands):

Emerging Markets	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$3,814	$—	$—	$3,814
Foreign Common Stocks	112,870	89	—	112,959
U.S. Common Stocks	731	—	—	731
Short-Term Investments—Money Markets	4,632	—	—	4,632

Total Investments in Securities	$122,047	$89	$—	$122,136

Futures Contracts	$(29)	$—	$—	$(29)

International Equity	Level 1	Level 2	Level 3	Total
Foreign Preferred Stocks	$95	$—	$—	$95
Foreign Common Stocks	1,345,796	—	—	1,345,796
Short-Term Investments—Money Markets	84,763	—	—	84,763
Securities Lending Collateral invested in Money Market Funds	5,538	—	—	5,538

Total Investments in Securities	$1,436,192	$—	$—	$1,436,192

Financial Derivative Instruments-Assets*	Level 1	Level 2	Level 3	Total
Futures Contracts	344	—	—	344
Foreign Currency Contracts	—	246	—	246

	$344	$246	$—	$590

Financial Derivative Instruments-Liabilities*	Level 1	Level 2	Level 3	Total
Futures Contracts	$(631)	$—	$—	$(631)
Foreign Currency Contracts	—	(1,389)	—	(1,389)

	$(631)	$(1,389)	$—	$(2,020)

*	Financial derivative instruments may include open futures contracts and foreign currency contracts.

During the fiscal year October 31, 2012, the Emerging Markets Fund and the International Equity Fund held securities valued at $64,043 and $1,048,416, respectively that were transferred from Level 2 to Level 1 of the valuation hierarchy. The value of securities held by the Emerging Markets Fund that was transferred to Level 2 as of October 31, 2012 is $51.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

30

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in fair values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the International Equity Fund and all Classes of the Emerging Markets Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Funds pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

31

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

4. Securities and Other Investments

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended October 31, 2012 are disclosed in the Notes to the Schedules of Investments.

5. Financial Derivative Instruments

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Emerging Markets

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation or (depreciation) of investments, foreign currency contracts, and futures contracts	Equity Contracts	(1)	$(29)

Effect of financial derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$339
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(581)

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

International Equity

Values of financial instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statements of Assets and Liabilities: Assets	Equity contracts	Foreign exchange contracts	Total
Unrealized appreciation of investments, foreign currency contracts, and futures contracts	$344	$—	$344
Unrealized appreciation of foreign currency contracts	—	246	246

	$344	$246	$590

Liabilities	Equity contracts	Foreign exchange contracts	Total
Unrealized depreciation of investments, foreign currency contracts, and futures contracts(1)	$(631)	$—	$(631)
Unrealized depreciation of foreign currency contracts	—	(1,389)	(1,389)

	$(631)	$(1,389)	$(2,020)

Effect of financial derivative instruments on the Statements of Operations for the period ended October 31, 2012 (in thousands):

Statements of Operations:	Equity contracts	Foreign exchange contracts	Total
Net realized gain (loss) from futures contracts	$5,474	$—	$5,474
Net realized gain (loss) from foreign currency contracts	—	567	567

	$5,474	$567	$6,041

	Equity contracts	Foreign exchange contracts	Total
Change in net unrealized appreciation or (depreciation) of futures contracts	$(3,437)	$—	$(3,437)
Change in net unrealized appreciation or (depreciation) of foreign currency contracts	—	(52,807)	(52,807)

	$(3,437)	$(52,807)	$(56,244)

(1)

Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treaded as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

The tax character of distributions paid were as follows (in thousands):

	Emerging Markets		International Equity
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$105	$85	$18,420	$14,155
Y Class	62	—	32	7
Investor Class	71	43	12,396	8,721
Advisor Class	—	—	28	13
A Class	4	—	13	—
C Class	—	—	3	—
AMR Class	1,312	942	14,493	15,008
Capital gains
Institutional Class	905	—	—	—
Y Class	572	—	—	—
Investor Class	1,012	—	—	—
Advisor Class	—	—	—	—
A Class	46	—	—	—
C Class	1	—	—	—
AMR Class	12,236	—	—	—

Total distributions paid	$16,326	$1,070	$45,385	$37,904

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2012, the components of distributable earnings or (deficit) on a tax basis were as follows (in thousands):

	Emerging Markets	International Equity
Cost basis of investments for federal income tax purposes	$131,448	$1,305,951
Unrealized appreciation	12,339	207,406
Unrealized depreciation	(21,651)	(77,165)

Net unrealized appreciation or (depreciation)	(9,312)	130,241
Undistributed ordinary income	1,251	36,746
Accumulated long-term gain or (loss)	(1,598)	(219,584)
Other temporary differences	(34)	2,286

Distributable earnings or (deficits)	$(9,693)	$(50,311)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (losses) on certain derivative instruments, the realization for tax purposes of unrealized gain (losses) on investments in passive foreign investment companies, and Section 732 basis adjustments.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, gains (losses) from sales of investments in passive foreign investment companies, and Section 732 basis adjustments that have been reclassified as of October 31, 2012 (in thousands):

	Emerging	International
	Markets	Equity
Paid-in-capital	$—	$297
Undistributed net investment income (loss)	(72)	916
Accumulated net realized gain (loss)	72	(1,214)
Unrealized appreciation or depreciation of investments, futures contracts, and foreign currency contracts	—	1

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act for the year ended October 31, 2012 are al follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
Emerging Markets	$—	$1,628	$1,628
International Equity	33,010	43,716	76,726

As of October 31, 2012 the capital loss carryforward positions of the Funds prior to the provisions of RIC MOD that may be applied against realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, are as follows (in thousands):

Fund	2017
International Equity	$143,145

The Funds did not utilize any capital loss carryforwards for the year ended October 31, 2012.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2012 were (in thousands):

	Emerging Markets	International Equity
Purchases	$54,229	$806,842
Sales and Maturities	67,933	750,406

A summary of the Fund’s direct transactions in the USG Select Fund for the year ended October 31, 2012 is set forth below (in thousands):

	Affiliated Fund	October 31, 2011 Shares/Fair Value	Purchases	Sales	October 31, 2012 Shares/Fair Value
International Equity-Direct	USG Select Fund	$10,000	$22,540	$22,540	$10,000
International Equity- Securities Lending	USG Select Fund	$3,078	$621,696	$623,176	$1,598

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

8. Securities Lending

The International Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retain 78%, 12% and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2012, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$ 5,263	$ —	$ 5,538

The cash collateral listed in the International Equity Fund’s Schedule of Investments was purchased using cash collateral proceeds also is shown on the Statements of Assets and Liabilities as a Payable upon return of securities loaned. Income earned from Securities Lending is included in Income derived from securities lending in the Statements of Operations.

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statements of Assets and Liabilities.

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (shares and dollars in thousands):

For the Year ended October 31, 2012

	Institutional Class			Y Class			Investor Class			AMR Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	10	$113		115	$1,324		124	$1,394		2,982	$34,518
Reinvestment of dividends	98	1,005		60	626		102	1,034		1,304	13,548
Shares redeemed	(52)	(595	)*	(429)	(4,960	)*	(195)	(2,136	)*	(4,187)	(47,924	)*

Net increase (decrease) in shares outstanding	56	$523		(254)	$(3,010)		31	$292		99	$142

	A Class			C Class
Emerging Markets Fund	Shares	Amount		Shares	Amount
Shares sold	33	$356		1	$4
Reinvestment of dividends	4	40		—	1
Shares redeemed	(10)	(110	)*	(1)	(7	)*

Net increase (decrease) in shares outstanding	27	$286		—	$(2)

	Institutional Class			Y Class			Investor Class			Advisor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	12,127	$182,817		53	$806		10,041	$149,389		31	$479
Reinvestment of dividends	1,161	16,128		2	32		886	12,231		2	28
Shares redeemed	(8,916)	(134,295	)*	(10)	(150	)*	(7,985)	(118,633	)*	(13)	(195	)*

Net increase in shares outstanding	4,372	$64,650		45	$688		2,942	$42,987		20	$312

	Retirement Class			AMR Class			A Class			C Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	3	$52		4,926	$74,189		60	$920		2	$36
Reinvestment of dividends	—	—		1,043	14,493		—	7		—	3
Shares redeemed	—	(2	)*	(7,254)	(109,534	)*	(12)	(182	)*	—	(4	)*

Net increase (decrease) in shares outstanding	3	$50		(1,285)	$(20,852)		48	$745		2	$35

For the Year Ended October 31, 2011

	Institutional Class			Y Class			Investor Class			AMR Class
Emerging Markets Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	234	$3,361		447	$6,562		178	$2,540		2,808	$38,701
Reinvestment of dividends	6	84		—	—		3	41		63	942
Shares redeemed	(187)	(2,712	)*	(33)	(458	)*	(329)	(4,588	)*	(2,747)	(39,516	)*

Net increase (decrease) in shares outstanding	53	$733		414	$6,104		(148)	$(2,007)		124	$127

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

	A Class			C Class
Emerging Markets Fund	Shares	Amount		Shares	Amount
Shares sold	36	$498		1	$9
Reinvestment of dividends	—	—		—	—
Shares redeemed	(1)	(11	)*	—	—	*

Net increase in shares outstanding	35	$487		1	$9

	Institutional Class			Y Class			Investor Class			Advisor Class
International Equity Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	8,441	$139,313		32	$548		5,946	$98,128		84	$1,395
Reinvestment of dividends	732	11,984		—	7		529	8,593		1	13
Shares redeemed	(7,305)	(122,646	)*	(1)	(21	)*	(9,134)	(152,000	)*	(64)	(1,074	)*

Net increase (decrease) in shares outstanding	1,868	$28,651		31	$534		(2,659)	$(45,279)		21	$334

	Retirement Class		AMR Class			A Class			C Class
International Equity Fund	Shares	Amount	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	—	$—	3,041	$46,659		32	$536		5	$85
Reinvestment of dividends	—	—	917	15,007		—	—		—	—
Shares redeemed	—	—	(6,578)	(110,019	)*	(2)	(28	)*	—	—	*

Net increase (decrease) in shares outstanding	—	$—	(2,620)	$(48,353)		30	$508		5	$85

*	Net of Redemption Fees

38

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39

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class
	Year Ended October 31,								Year Ended October 31,				March 1 to October 31, 2010
	2012		2011A		2010		2009	2008	2012		2011A
Net asset value, beginning of period	$12.67		$14.55		$11.95		$9.00	$24.20	$12.75		$14.53		$12.29

Income from investment operations:
Net investment income (loss)	0.12		0.16		0.13		0.05	0.23	0.06		0.13		0.04
Net gains (losses) from securities (both realized and unrealized)	0.11		(1.91)		2.63		4.42	(11.78)	0.16		(1.91)		2.20

Total income (loss) from investment operations	0.23		(1.75)		2.76		4.47	(11.55)	0.22		(1.78)		2.24

Less distributions:
Dividends from net investment income	(0.16)		(0.13)		(0.16)		(0.21)	(0.10)	(0.15)		—		—
Distributions from net realized gains on securities	(1.41)		—		—		(1.31)	(3.55)	(1.41)		—		—

Total distributions	(1.57)		(0.13)		(0.16)		(1.52)	(3.65)	(1.56)		—		—

Redemption fees added to beneficial interests	0.00	B	0.00	B	0.00	B	—	—	0.00	B	0.00	B	0.00	B

Net asset value, end of period	$11.33		$12.67		$14.55		$11.95	$9.00	$11.41		$12.75		$14.53

Total return C,D	3.05%		(12.18)%		23.36%		60.56%	(55.59)%	2.91%		(12.25)%		18.23	%E

Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,256		$8,523		$9,023		$9,494	$5,478	$1,837		$5,296		$13
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.50%		1.55%		1.58%		1.66%	1.38%	1.72%		1.68%		1.82	%F
Expenses, net of reimbursements	1.33%		1.24%		1.39%		1.66%	1.38%	1.44%		1.33%		1.42	%F
Net investment income (loss), before reimbursements	0.87%		0.99%		0.58%		0.95%	1.35%	(0.05)%		0.99%		0.40	%F
Net investment income (loss), net of reimbursements	1.04%		1.30%		0.77%		0.95%	1.35%	0.23%		1.35%		0.79	%F
Portfolio turnover rate	44%		101%		64%		70%	82%	44%		101%		64	%G

A	Brandes Investment Partners, LP was added as an investment manager to the Emerging Markets Fund on December 31, 2010.
B	Amounts represent less than $0.01 per share.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
E	Not annualized.
F	Annualized.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

40

American Beacon Emerging Markets FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class								A Class						C Class						AMR Class
Year Ended October 31,								Year Ended October 31,				May 17 to October 31, 2010		Year Ended October 31,				Sept. 1 to October 31, 2010		Year Ended October 31,
2012		2011A		2010		2009	2008	2012		2011A				2012		2011A				2012		2011A		2010		2009	2008
$12.44		$14.29		$11.77		$8.85	$23.91	$12.47		$14.27		$12.10		$12.38		$14.26		$12.89		$12.74		$14.62		$12.02		$9.06	$24.37

0.08		0.13		0.04		0.04	0.17	0.10		0.06		0.02		0.03		0.09		(0.02)		0.14		0.18		0.11		0.09	0.33
0.12		(1.93)		2.63		4.35	(11.60)	0.09		(1.85)		2.15		0.07		(1.97)		1.39		0.12		(1.97)		2.68		4.43	(11.91)

0.20		(1.80)		2.67		4.39	(11.43)	0.19		(1.79)		2.17		0.10		(1.88)		1.37		0.26		(1.79)		2.79		4.52	(11.58)

(0.10)		(0.05)		(0.15)		(0.16)	(0.08)	(0.14)		(0.01)		—		(0.02)		—		—		(0.15)		(0.09)		(0.19)		(0.25)	(0.18)
(1.41)		—		—		(1.31)	(3.55)	(1.41)		—		—		(1.41)		—		—		(1.41)		—		—		(1.31)	(3.55)

(1.51)		(0.05)		(0.15)		(1.47)	(3.63)	(1.55)		(0.01)		—		(1.43)		—		—		(1.56)		(0.09)		(0.19)		(1.56)	(3.73)

0.00	B	0.00	B	0.00	B	—	—	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	0.00	B	—	—

$11.13		$12.44		$14.29		$11.77	$8.85	$11.11		$12.47		$14.27		$11.05		$12.38		$14.26		$11.44		$12.74		$14.62		$12.02	$9.06

2.72%		(12.65)%		22.85%		60.24%	(55.75)%	2.64%		(12.58)%		17.93	%E	1.83%		(13.18)%		10.63	%E	3.26%		(12.30)%		23.47%		61.01%	(55.48)%

$8,427		$9,030		$12,478		$10,208	$5,183	$685		$433		$2		$5		$8		$1		$103,363		$113,894		$128,841		$109,985	$72,516

1.84%		1.84%		1.86%		1.96%	1.72%	2.01%		2.97%		2.26	%F	3.74%		26.96%		4.49	%F	1.24%		1.31%		1.34%		1.42%	1.17%
1.75%		1.70%		1.77%		1.96%	1.72%	1.78%		1.46%		1.78	%F	2.52%		2.41%		2.54	%F	1.24%		1.31%		1.34%		1.42%	1.17%
0.56%		0.77%		0.29%		0.65%	1.00%	0.46%		(0.10)%		(0.10	)%F	(1.19)%		(23.86)%		(2.91	)%F	1.15%		1.29%		0.79%		1.27%	1.46%
0.65%		0.91%		0.37%		0.65%	1.00%	0.69%		1.41%		0.39	%F	0.03%		0.69%		(0.96	)%F	1.15%		1.29%		0.79%		1.27%	1.46%
44%		101%		64%		70%	82%	44%		101%		64	%G	44%		101%		64	%G	44%		101%		64%		70%	82%

41

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended October 31,							Year Ended October 31,			August 3 to October 31,
	2012	2011	2010	2009		2008		2012	2011	2010	2009
Net asset value, beginning of period	$15.27	$16.67	$15.51	$13.13		$27.32		$15.82	$17.17	$15.52	$14.89

Income from investment operations:
Net investment income	0.41	0.46	0.35	0.54		0.77		0.41	0.49	0.04	0.04
Net gains (losses) from securities (both realized and unrealized)	0.92	(1.41)	1.30	2.78		(11.60)		095	(1.50)	1.61	0.59

Total income (loss) from investment operations	1.33	(0.95)	1.65	3.32		(10.83)		1.36	(1.01)	1.65	0.63

Less distributions:
Dividends from net investment income	(0.55)	(0.45)	(0.49)	(0.61)		(0.70)		(0.53)	(0.34)	—	—
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)		—	—	—	—

Total distributions	(0.55)	(0.45)	(0.49)	(0.94)		(3.36)		(0.53)	(0.34)	—	—

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A	—	—	—	0.00	A

Net asset value, end of period	$16.05	$15.27	$16.67	$15.51		$13.13		$16.65	$15.82	$17.17	$15.52

Total return B,C	9.25%	(5.89)%	10.81%	27.44%		(44.81)%		9.15%	(6.00)%	10.63%	4.23	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$608,256	$512,093	$527,718	$489,837		$567,414		$1,512	$720	$245	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%		0.80%	0.81%	0.81%	0.69	%E
Expenses, net of reimbursements	0.72%	0.70%	0.71%	0.73%		0.66%		0.80%	0.81%	0.81%	0.69	%E
Net investment income, before reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%		2.74%	3.00%	1.44%	1.00	%E
Net investment income, net of reimbursements	2.85%	2.90%	2.21%	2.76%		2.91%		2.74%	3.00%	1.44%	1.00	%E
Portfolio turnover rate	60%	33%	38%	41%		31%		60%	33%	38%	41	%F

A	Amount represents less than $0.01 per share.
B

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

42

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value, beginning of period	$15.11	$16.42	$15.30	$12.95		$26.99

Income from investment operations:
Net investment income	0.38	0.44	0.29	0.37		0.66
Net gains (losses) from securities (both realized and unrealized)	0.87	(1.44)	1.27	2.87		(11.41)

Total income (loss) from investment operations	1.25	(1.00)	1.56	3.24		(10.75)

Less distributions:
Dividends from net investment income	(0.48)	(0.31)	(0.44)	(0.56)		(0.63)
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)

Total distributions	(0.48)	(0.31)	(0.44)	(0.89)		(3.29)

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A

Net asset value, end of period	$15.88	$15.11	$16.42	$15.30		$12.95

Total return B,C	8.77%	(6.21)%	10.36%	27.08%		(44.96)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$453,142	$386,560	$463,704	$445,596		$426,473
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Expenses, net of reimbursements	1.09%	1.07%	1.07%	1.05%		0.92%
Net investment income, before reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Net investment income, net of reimbursements	2.50%	2.55%	1.83%	2.45%		2.82%
Portfolio turnover rate	60%	33%	38%	41%		31%

A	Amount represents less than $0.01 per share.
B

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

43

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Advisor Class							Retirement Class
	Year Ended October 31,							Year Ended October 31,
	2012	2011	2010	2009		2008		2012	2011	2010
Net asset value, beginning of period	$15.52	$16.74	$15.20	$12.86		$26.83		$15.44	$16.71	$15.20

Income from investment operations:
Net investment income (loss)	0.09	0.07	0.89	0.31		0.62		(0.45)	0.39	0.22
Net gains (losses) from securities (both realized and unrealized)	1.18	(1.12)	0.65	2.86		(11.35)		1.76	(1.44)	1.29

Total income (loss) from investment operations	1.27	(1.05)	1.54	3.17		(10.73)		1.31	(1.05)	1.51

Less distributions:
Dividends from net investment income	(0.43)	(0.17)	—	(0.50)		(0.58)		—	(0.22)	—
Distributions from net realized gains on securities	—	—	—	(0.33)		(2.66)		—	—	—

Total distributions	(0.43)	(0.17)	—	(0.83)		(3.24)		—	(0.22)	—

Redemption fees added to beneficial interest	—	—	—	0.00	A	0.00	A	—	—	—

Net asset value, end of period	$16.36	$15.52	$16.74	$15.20		$12 .86		$16.75	$15.44	$16.71

Total return B,C	8.59%	(6.35)%	10.13%	26.58%		(45.10)%		8.48%	(6.37)%	9.93%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,397	$1,015	$746	$1,722		$1,546		$52	$1	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.31%	1.24%	1.26%	1.45%		1.19%		6.40%	3.43%	1.66%
Expenses, net of reimbursements	1.31%	1.24%	1.26%	1.44%		1.19%		1.24%	1.30%	1.47%
Net investment income (loss), before reimbursements	2.18%	2.52%	1.64%	2.25%		2.36%		(3.06)%	0.17%	1.25%
Net investment income, net of reimbursements	2.18%	2.52%	1.64%	2.26%		2.36%		2.10%	2.30%	1.44%
Portfolio turnover rate	60%	33%	38%	41%		31%		60%	33%	38%

A	Amount represents less than $0.01 per share.
B

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.
G	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

44

American Beacon International Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Retirement Class		A Class				C Class				AMR Class
May 1 to October 31, 2009		Year Ended October 31,		May 17 to October 31, 2010		Year Ended October 31,		Sept. 1 to October 31, 2010		Year Ended October 31,
		2012	2011			2012	2011			2012	2011	2010	2009		2008
$11.78		$15.33	$16.40	$14.14		$15.21	$16.39	$14.82		$15.31	$16.78	$15.61	$13.25		$27.54

0.12		0.48	0.12	0.03		0.40	0.07	(0.01)		0.49	0.53	0.39	0.37		0.72
3.30		0.76	(1.14)	2.23		0.71	(1.25)	1.58		0.87	(1.44)	1.30	2.99		(11.58)

3.42		1.24	(1.02)	2.26		1.11	(1.18)	1.57		1.36	(0.91)	1.69	3.36		(10.86)

—		(0.55)	(0.05)	—		(0.62)	—	—		(0.59)	(0.56)	(0.52)	(0.67)		(0.77)
—		—	—	—		—	—	—		—	—	—	(0.33)		(2.66)

—		(0.55)	(0.05)	—		(0.62)	—	—		(0.59)	(0.56)	(0.52)	(1.00)		(3.43)

0.00	A	—	—	—		—	—	—		—	—	—	0.00	A	0.00	A

$15.20		$16.02	$15.33	$16.40		$15.70	$15.21	$16.39		$16.08	$15.31	$16.78	$15.61		$13.25

29.03	%D	8.62%	(6.26)%	15.98	%D	7.89%	(7.20)%	10.59	%D	9.47%	(5.62)%	11.05%	27.70%		(44.65)%

$1		$1,255	$461	$4		$115	$76	$1		$387,197	$388,185	$469,414	$431,499		$328,083

1.48	%E	1.29%	2.24%	1.26	%E	2.12%	7.39%	2.60	%E	0.45%	0.45%	0.46%	0.48%		0.41%
1.48	%E	1.26%	1.22%	1.25	%E	1.98%	1.95%	1.99	%E	0.45%	0.45%	0.46%	0.48%		0.41%
1.72	%E	2.03%	1.03%	0.96	%E	1.56%	(4.32)%	(0.81	)%E	3.16%	3.15%	2.45%	3.00%		3.24%
1.72	%E	2.07%	2.05%	0.98	%E	1.70%	1.11%	(0.20	)%E	3.16%	3.15%	2.45%	3.00%		3.24%
41	%F	60%	33%	38	%G	60%	33%	38	%G	60%	33%	38%	41%		31%

45

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the fiscal year ended October 31, 2011. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Emerging Markets	International Equity
Corporate Dividends Received Deduction	0.00%	0.00%
Qualified Dividend Income	100.00%	79.06%

The International Equity Fund designated a foreign tax credit of $4,131,506 and recognized foreign source income of $50,283,572 for the year ended October 31, 2012.

The Emerging Markets Fund designated $14,771,585 as long-term capital gains distributions for the year ended October 31, 2012.

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

46

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between the Manager and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

47

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6)

48

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints

49

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that, with the exception of the American Beacon Emerging Markets Fund, the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund.

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon Emerging Markets Fund

In considering the renewal of the Management Agreement for the American Beacon Emerging Markets Fund, the Trustees considered the following additional factors: (1) the Fund outperformed the peer universe median for the five-year period ended March 31, 2012, but underperformed for the one-, three-, and ten-year periods; and (2) the expense ratio of the Institutional Class of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC (“TBC”), Morgan Stanley Investment Management Inc., including the MSIM subadvisors Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (collectively, “MSIM”), and Brandes Investment Partners, L.P. (“Brandes”), the Trustees considered the following additional factors: (1) MSIM outperformed the peer universe median for the one-, three- and ten-year periods ended March 31, 2012, but underperformed for the five-year period; (2) TBC outperformed the peer universe median for the five- and ten-year periods ended March 31, 2012, but underperformed for the one- and three-year periods; (3) Brandes was added as a subadvisor in December 2010 and underperformed the peer universe median for the one-year period ended March 31, 2012; (4) management’s explanation that MSIM’s and Brandes’ underperformance were due in part to poor stock selection; (5) the performance of TBC with respect to the portion of the Fund’s assets it manages was comparable to the performance of its composite of similarly managed accounts; (6) the performance of MSIM with respect to the portion of the Fund’s assets it manages as compared to a similarly managed account underperformed for the one-year period ended December 31, 2011, and outperformed for the three- and five-year periods ended December 31, 2011; (7) with respect to the portion of the Fund’s assets Brandes manages as compared to three similarly managed accounts, Brandes outperformed two of the similarly managed accounts for the one-year period ended March 31, 2012, and underperformed one of the similarly managed accounts for the one-year period ended March 31, 2012; (8) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (9) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (10) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon Emerging Markets Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Emerging Markets Fund.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Fund

In considering the renewal of the Management Agreement for the American Beacon International Equity Fund, the Trustees considered the following additional factors: (1) the American Beacon International Equity Fund outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2012; and (2) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), and Templeton Investment Counsel, LLC (“Templeton”), the Trustees considered the following additional factors: (1) Templeton outperformed the peer universe median for the three-, five- and ten-year periods ended March 31, 2012, but underperformed for the one-year period; (2) Causeway outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2012; (3) Lazard outperformed the peer universe median for the one-, five- and ten-year period ending March 31,

50

Disclosure Regarding the Board of Trustees’ Approval of the Investment

Management Agreement and Advisor Agreement (Unaudited)

2012, but underperformed for the three-year period; (4) the performance of Causeway with respect to the portion of the Fund’s assets it manages was comparable to the performance of its composite of similarly managed accounts; (5) the performance of Lazard with respect to the portion of the Fund’s assets it manages underperformed its composite of similarly managed accounts for the one-, five- and ten-year periods, but outperformed for the three-year period; (6) the performance of Templeton with respect to the portion of the Fund’s assets it manages as compared to similar accounts was not available because Templeton indicated that there are no comparable funds or accounts that it manages; (7) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (8) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (9) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon International Equity Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon International Equity Fund.

51

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008);Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004- 2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004- Present); Trustee, American Beacon Master Trust (2004-2012).

52

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS

Term One Year
Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008- 2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary, American Beacon Advisors, Inc. (2008 – present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004- Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010 – Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003- 2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

53

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010- 2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub- advisors.

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57

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, Advisor, Retirement, A, and C Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967- 9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or summary prospectus.

American Beacon Funds, American Beacon Emerging Markets Fund, and American Beacon International Equity Fund are service marks of American Beacon Advisors, Inc.

AR 10//12

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

October 31, 2012

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

Duration is a measure of price sensitivity relative to changes in interest rates.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2012

Dear Shareholders,

After muddling through 2011, during which the S&P 500 Index finished the year almost exactly flat, the domestic stock markets have performed much better of late. The first three months of 2012 were the best first quarter that the S&P 500 has experienced in more than a decade, and the markets have maintained most of those gains ever since.

Certainly, the U.S. economy appears to be in better shape than the rest of the developed world. While the eurozone continues to struggle, with several of its member economies back in recession, and China worries about its slowing growth rate, the U.S economy, while not yet at full strength, looks very well positioned. Corporations are sitting on mountains of cash and balance sheets have been largely cleansed since the recession. Although the economy is still operating below capacity, it retains the capability of growing much faster.

For the 12-month period ended October 31, 2012:

•	The American Beacon Balanced Fund (Institutional Class) returned 13.23%.

•	The American Beacon Mid-Cap Value Fund (Institutional Class) returned 14.07%.

•	Since its inception on November 15, 2011, the American Beacon Small Cap Value II Fund (Y Class) has returned 7.10%.

We will continue to serve as responsible stewards for your assets, and continue to treat your investments as if they were our own money.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Domestic Equity Market Overview

October 31, 2012 (Unaudited)

U.S. stocks saw a resurgence for the one-year period ended October 31, 2012, with the Russell 1000, Russell 1000 Value and S&P 500 Indexes returning 14.97%, 16.89% and 15.21%, respectively. The advance was impressive, as it was made in the face of a deteriorating global growth outlook and while individuals continued to withdraw billions of dollars from domestic equity mutual funds.

The bulk of these gains can be attributed to a significant fourth-quarter 2011 and first-quarter 2012 rally that saw stock prices surge, as solid retail sales growth and upbeat gains in employment buoyed economic confidence. Through the middle part of spring, though, weak payroll employment reports and concerns over the eurozone debt crisis let the air out of the rally. There was a significant slowdown in economic activity in the U.S. and around the world in the second quarter, and Europe re-entered recession. Stocks responded to the weakening economic developments by dropping about 9% before rallying in June to cut the second quarter’s loss to 2.8% for the S&P 500 Index.

Improvement in the U.S. economy emerged late in the third quarter when reports for retail sales, automobile sales and consumer confidence were better than expected in September. Surprisingly strong housing activity also helped drive a summer rise in stocks that was wholly unexpected by many market observers.

Despite the strong gains during the year, it is still possible to find equities that remain inexpensive, but the broad market is no longer “cheap.” Stocks finished the period ended October 31, 2012, by plateauing in reaction to disappointing third-quarter earnings. Forward guidance still seems to be vulnerable to downward revisions, especially if the “fiscal cliff” remains on the horizon. Economic growth is still sluggish.

The U.S. economy also appears to be in better shape relative to most of the developed world. An energy boom is underway here that will radically reshape U.S. trade balances and competitiveness. U.S. oil and natural gas production is rising; imports of oil are falling. A manufacturing renaissance is underway, and here again, natural gas plays a part, as energy input costs here are far lower than the rest of the world. As labor costs soar in China, India, Brazil and other developing markets, the cost savings from moving overseas are disappearing. A June survey of 259 American manufacturers indicated 40% of them were returning production to the U.S. The U.S. is also an agricultural powerhouse and does not face food inflation, shortages or distribution problems like many other countries. And the U.S. remains far and away the leader in technology innovation; others may manufacture the products (for now) but the ideas come from U.S. shores more often than not.

From a longer-term perspective, stocks appear attractive. The economy is operating well below capacity while corporations are sitting on mountains of cash and balance sheets have been largely cleansed since the recession. U.S. Treasury securities, which offer negative real yields, look like an unattractive investment choice long-term. Individuals are underinvested in equities after moving billions of dollars out of domestic equity mutual funds. Corporate pension plans have made similar moves out of equities into very low-returning government bonds when bonds are the least attractive they have been in generations. Despite macroeconomic and geopolitical uncertainties, equities appear to continue to be a more compelling alternative.

2

American Beacon Balanced FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Balanced Fund (the “Fund”) returned 12.86% for the twelve months ended October 31, 2012. The Fund outperformed the 60% Russell 1000® Value/40% Barclays Capital Aggregate Index (the “Balanced Composite Index”) benchmark return of 12.26% and the Lipper Mixed-Asset Target Allocation Growth Funds Index return of 10.30%.

Comparison of Change in Value of a $10,000 Investment

For The Period from 10/31/02 through 10/31/12

	Annualized Total Returns Periods Ended 10/31/12			Value of $10,000 10/31/02- 10/31/12
	1 Year	5 Years	10 Years
Institutional Class(1,8)	13.23%	2.26%	7.57%	$20,745
Y Class(1,3,8)	13.04%	2.18%	7.53%	20,669
Investor Class(1,8)	12.86%	1.94%	7.23%	20,104
Advisor Class(1,2,8)	12.62%	1.75%	7.04%	19,752
A Class with sales charge (1,4,8)	6.13%	0.68%	6.57%	18,891
A Class without sales charge(1,4,8)	12.65%	1.88%	7.20%	20,044
C Class with sales charge (1,5,8)	10.86%	1.53%	7.02%	19,708
C Class without sales charge(1,5,8)	11.86%	1.53%	7.02%	19,708
AMR Class(1,8)	13.55%	2.52%	7.83%	21,261
Balanced Composite Index(6)	12.26%	2.40%	6.90%	19,491
Russell 1000 Value Index(7)	16.89%	-1.00%	7.34%	20,312
Barclays Capital Aggregate Index(7)	5.25%	6.38%	5.39%	16,910
Lipper Mixed-Asset Target Allocation Growth Funds Index(7)	10.30%	1.52%	6.80%	19,310

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit our website at www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the ten-year period represents the total returns achieved by the Investor Class from 10/31/02 up to 5/31/05, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the Advisor Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the Advisor Class been in existence since 10/31/02. A portion of the fees charged to the Advisor Class of the Fund was waived in 2005. Performance prior to waiving fees was lower than actual returns shown for 2005.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. A Class has a maximum sales charge of 5.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge for C Class is 1% for shares redeemed within one year of the date of purchase.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and equity securities, the returns of the Russell 1000 Value Index and the Barclays Capital Aggregate Index have been combined in a 60%/40% proportion.
7.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted values. Russell 1000 Value Index and Russell 1000 Index are a registered trade marks of Frank Russell Company. The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
8.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 0.59%, 1.49%, 0.93%, 1.10%, 1.60%, 2.35%, and 0.34%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Balanced FundSM

Performance Overview

October 31, 2012 (Unaudited)

During the twelve-month period, the Fund’s assets on average were invested 65% in equities (including equitized cash) and 35% in fixed-income securities, ending the period with approximately 64% in equities and 36% in fixed-income securities.

The equity portion of the Fund (excluding equitized cash) returned 17.8%, outperforming the Russell 1000® Value Index (the “Index”) return of 16.9%. The Fund’s equities outperformed the Index entirely due to security selection as sector allocation detracted value from relative returns. The Fund’s holdings in the Financials, Information Technology and Energy sectors added the most value relative to the Index. In the Financials sector, J.P. Morgan Chase (up 25.6%), Bank of America (up 38.1%) and Allstate (up 57.8%) were the largest contributors to excess performance. Seagate Technology (up 78.8%) and Apple (up 66.2%) positively impacted performance in the Information Technology sector. In the Energy sector, Phillips 66 (up 47.6%) and Chevron (up 7.6%) added the most value relative to the Index. Poor stock selection in the Materials and Consumer Discretionary sectors detracted from the Fund’s performance. Cliffs Natural Resources (down 46.3%) and ArcelorMittal (down 25.0%) were the largest detractors in the Materials sector. In the Consumer Discretionary sector, not owning The Walt Disney Company and Lowes, which were up 43.2% and 57.3%, respectively, in the Index detracted from the Fund’s returns. Holding Johnson Controls (down 19.9%) also detracted value relative to the Index.

Overweight positions in Information Technology and Energy, the two worst performing sectors in the Index, detracted from performance through sector allocation.

The fixed-income portion of the Fund returned 6.7% for the period, outperforming the Barclays Capital Aggregate Index (the “Barclays Index”) return of 5.4%. The Fund’s overweight and good security selection in Corporates, which was one of the better performing sectors in the Barclays Index, contributed most to excess performance. The Fund’s shorter duration detracted value as interest rates declined modestly during the period.

The sub-advisors continue to focus on the disciplined selection of attractive securities that should allow the Fund to benefit long term.

Top Ten Holdings

% of Net Assets
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	1.8%
Wells Fargo & Co.	1.8%
Citigroup, Inc.	1.1%
Vodafone Group plc	1.5%
Pfizer, Inc.	1.6%
Johnson & Johnson	1.5%
Microsoft Corp.	1.3%
General Electric Co.	1.1%
BP plc.	1.1%

Sector Allocation

% of Equities
Financials	27.4%
Energy	13.7%
Health Care	13.1%
Information Technology	10.2%
Industrials	9.6%
Consumer Staples	7.9%
Consumer Discretionary	7.2%
Utilities	5.1%
Telecommunication Services	4.5%
Materials	1.3%

Sector Allocation

% of Fixed Income
Corporate	42.0%
U.S. Agency Mortgage-Backed Obligations	28.5%
U.S. Treasury Obligations	17.1%
Other Short-Term Investments	7.0%
Commercial Mortgage-Backed Securities	2.2%
Asset-Backed Obligations	1.9%
Municipal Obligations	0.7%
Agency	0.3%
Sovereign Obligations	0.2%
U.S. Agency Obligations	0.1%

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks.

4

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Mid-Cap Value Fund (the “Fund”) returned 13.84% for the twelve months ended October 31, 2012. The Fund underperformed the Russell Midcap® Value Index (the “Index”) return of 14.99% and the Lipper Mid-Cap Value Funds Index return of 14.01%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/30/04* through 10/31/12

*	Inception of Fund

	Annualized Total Returns Periods Ended 10/31/12			Value of $10,000 6/30/04- 10/31/12
	1 Year	5 Years	Since Incep. (6/30/04)

Institutional Class(1,3,9)	14.07%	2.80%	6.47%	$16,860
Y Class(1,4,9)	13.97%	2.77%	6.44%	16,831
Investor Class(1,2,9)	13.84%	2.66%	6.33%	16,681
Advisor Class(1,5,9)	13.44%	2.39%	6.15%	16,450
A Class with sales charge(1,6,9)	7.00%	1.16%	5.40%	15,503
A Class without sales charge(1,6,9)	13.56%	2.37%	6.15%	16,449
C Class with sales charge(1,7,9)	11.75%	2.06%	5.96%	16,199
C Class without sales charge(1,7,9)	12.75%	2.06%	5.96%	16,199
AMR Class(1,9)	14.34%	2.93%	6.61%	17,051
Russell Midcap Value Index(8)	14.99%	1.68%	7.22%	17,877
Lipper Mid-Cap Value Funds Index(8)	14.01%	0.95%	5.83%	16,042

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the AMR Class of the Fund was waived through 2005. Performance prior to waiving fees was lower than the actual returns shown for periods through 2005.
2.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 up to 3/1/06, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04. A portion of the fees charged to the Investor Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than actual returns shown since 2006.
3.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are higher than those of the AMR Class. As a result, total returns shown may be higher than they would have been had the Institutional Class been in existence since 6/30/04. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than actual returns shown since 2007.
4.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 up to 11/30/05, the inception date of the Institutional Class, and the total returns of the Institutional Class from 11/30/05 up to 3/1/10, the inception date of the Y Class and the returns of the Y Class since its inception. Expenses of the AMR and Institutional Classes are lower than those of the Y Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
5.	Fund performance for the since inception period represents the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 6/29/07, the inception date of the Advisor Class, and the returns of the Advisor Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the Advisor Class. As a result, total returns shown may be higher than they would have been had the Advisor Class been in existence since 6/30/04. A portion of the fees charged to the Advisor Class of the Fund has been waived since 2007. Performance prior to waiving fees was lower than the actual returns shown since 2007.
6.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the A Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. A Class shares has a maximum sales charge of 5.75%.
7.	Fund performance for the five-year and since inception periods represent the total returns achieved by the AMR Class from 6/30/04 to 11/30/05, the Institutional Class from 11/30/05 to 3/1/06 and the Investor Class from 3/1/06 to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the AMR, Institutional, and Investor Classes are lower than those of the C Class. As a result, total returns

5

American Beacon Mid-Cap Value FundSM

Performance Overview

October 31, 2012 (Unaudited)

shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
8.	The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company. The Lipper Mid-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
9.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Advisor, A, C, and AMR Class shares was 1.11%, 11.63%, 1.33%, 1.99%, 3.45%, 19.15%, and 0.84%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s poor performance was attributed to holdings in the Consumer Discretionary sector which detracted approximately 150 basis points (1.50%) from performance. In the Consumer Discretionary sector, International Game Technology (down 27.2%), Staples (down 20.0%) and WMS Industries (down 28.2%) had the largest negative impact on the Fund’s returns. This was somewhat offset by good stock selection in the Financials sector where Allstate (up 55.3%), Delphi Financial Group (up 64.2%) and Discover Financial Services (up 74.5%) were the largest contributors.

Overweight positions in the Information Technology and Health Care sectors detracted value relative to the Index through sector allocation. Being underweight in the Energy and Financials sectors also negatively impacted the Fund’s performance. An overweight in Consumer Discretionary, the best performing sector in the Index, generated positive excess returns.

The sub-advisors’ philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer term.

Top Ten Holdings

% of Net Assets
Fifth Third Bancorp	2.3%
L-3 Communications Holdings, Inc.	1.8%
Avnet, Inc.	1.7%
Masco Corp.	1.6%
Allstate Corp.	1.6%
Willis Group Holdings plc	1.6%
Invesco Ltd.	1.5%
Stanley Black & Decker, Inc.	1.4%
Hasbro, Inc.	1.4%
Staples, Inc.	1.4%

Sector Allocation

% of Equities
Financials	29.4%
Industrials	20.8%
Consumer Discretionary	12.3%
Information Technology	9.9%
Health Care	7.8%
Utilities	6.7%
Consumer Staples	4.7%
Materials	4.5%
Energy	3.9%

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Please see the prospectus for a complete discussion of the Fund’s risks.

6

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Small Cap Value II Fund (the “Fund”) returned 6.82% for the period since inception on November 15, 2011 through October 31, 2012, trailing the Russell 2000® Value Index (the “Index”) return of 14.39% and the Lipper Small-Cap Value Funds Index return of 10.55% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 11/15/11* through 10/31/12

*	Inception of Fund

	Annualized Total Returns Period Ended 10/31/12	Value of $10,000 11/15/11 - 10/31/12
	Since Incep. (11/15/11)†

Y Class(1,3)	7.10%	$10,710
Investor Class (1,3)	6.82%	10,682
Russell 2000 Value Index(2)	14.39%	11,439
Lipper Small-Cap Value Funds Index(2)	10.55%	11,055

†	Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.

Russell 2000® Value Index is a registered trademark of Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Y and Investor Class shares was 1.52% and 1.80%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily through stock selection as sector allocation detracted minimal value relative to the Index. The following discussion of Fund performance is for the period from November 30, 2011 through October 31, 2012.

From a stock selection standpoint, holdings in the Financials and Energy sectors negatively impacted the Fund’s returns most. Knight Capital Group (down 99.9%) and not owning Ocwen Financial, which was up 192.9% in the Index, were the largest detractors in the Financials sector. In the Energy sector, Gulfport Energy (down 55.3%), Cal Dive International (down 55.8%) and Tetra Technologies (down 41.8%) detracted from performance relative to the Index. The Fund’s Information Technology and Consumer Discretionary companies also negatively impacted the Fund’s returns. In the Information Technology sector, Lexmark (down 46.2%) and Photronics (down 16.7%) hurt performance most. Aeropostale (down 22.8%) and Radio Shack (down 37.8%) were the largest detractors in the Consumer Discretionary sector.

The Fund’s significant underweight in Financials, one of the better performing sectors in the Index, and an overweight in Energy, the worst performing sector in the Index, detracted value relative to the Index through sector allocation. This was mostly offset by an overweight position in Consumer Discretionary, the best performing sector in the Index, and an underweight in the Utilities sector which contributed to the Fund’s relative returns.

The sub-advisors continue to focus on uncovering investment opportunities through stock selection that should benefit the Fund’s performance over the longer-term.

Top Ten Holdings

% of Net Assets
Magellan Health Services, Inc.	1.4%
Hospitality Properties Trust	1.3%
Crane Co.	1.2%
Washington Federal, Inc.	1.1%
EMCOR Group, Inc.	1.1%
Old Dominion Freight Line, Inc.	1.1%
Vishay Intertechnology, Inc.	1.0%
JDA Software Group, Inc.	1.0%
Barnes Group, Inc.	1.0%
MasTec, Inc.	1.0%

7

American Beacon Small Cap Value II FundSM

Performance Overview

October 31, 2012 (Unaudited)

Sector Allocation

% of Equities
Financials	28.0%
Industrials	23.7%
Consumer Discretionary	14.3%
Information Technology	11.2%
Materials	7.0%
Energy	6.7%
Health Care	4.7%
Consumer Staples	2.3%
Utilities	1.7%
Telecommunication Services	0.4%

The Fund may invest in futures contracts, which are a type of derivative investment. Investing in derivatives could result in losing more than the amount invested. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. The intrinsic value of stocks selected for the Fund may never be realized by the market, and the prices of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Please see the prospectus for a complete discussion of the Fund’s risks.

8

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Institutional Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,029.87	$1,005.51
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.11	$4.94
Annualized Expense Ratio	0.61%	0.98%

Y Class	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,027.97	$1,004.57	$979.79
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.57	$5.34	$5.58
Annualized Expense Ratio	0.70%	1.06%	1.12%

Investor Class	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,027.97	$1,004.57	$979.79
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.79	$6.20	$7.51
Annualized Expense Ratio	0.94%	1.23%	1.51%

Advisor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,026.85	$1,002.78
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.60	$7.45
Annualized Expense Ratio	1.10%	1.48%

A Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,026.93	$1,003.71
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.60	$7.50
Annualized Expense Ratio	1.10%	1.49%

C Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,023.81	$1,000.00
Expenses Paid During Period 5/1/12 - 10/31/12 *	$9.31	$11.11
Annualized Expense Ratio	1.83%	2.21%

9

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

AMR Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/2012	$1,031.41	$1,007.35
Expenses Paid During Period 5/1/12 - 10/31/12 *	$1.69	$3.99
Annualized Expense Ratio	0.33%	0.79%

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Institutional Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,022.07	$1,020.21
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.10	$4.98
Annualized Expense Ratio	0.61%	0.98%

Y Class	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.41	$1,018.95	$1,017.55
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.56	$5.38	$5.69
Annualized Expense Ratio	0.70%	1.06%	1.12%

Investor Class	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.41	$1,018.95	$1,017.55
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.77	$6.24	$7.66
Annualized Expense Ratio	0.94%	1.23%	1.51%

Advisor Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.61	$1,017.70
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.58	$7.51
Annualized Expense Ratio	1.10%	1.48%

A Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.61	$1,017.65
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.58	$7.56
Annualized Expense Ratio	1.10%	1.49%

10

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

C Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,015.94	$1,014.03
Expenses Paid During Period 5/1/12 - 10/31/12 *	$9.27	$11.19
Annualized Expense Ratio	1.83%	2.21%

AMR Class	Balanced Fund	Mid-Cap Value Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,023.48	$1,021.17
Expenses Paid During Period 5/1/12 - 10/31/12 *	$1.68	$4.01
Annualized Expense Ratio	0.33%	0.79%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

11

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value II Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon Balanced Fund, the American Beacon Mid-Cap Value Fund, and the American Beacon Small Cap Value II Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2012, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Balanced Fund, the American Beacon Mid-Cap Value Fund, and the American Beacon Small Cap Value II Fund at October 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 27, 2012

12

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK—60.93%
CONSUMER DISCRETIONARY—4.15%
Auto Components—1.12%
Delphi Automotive plcA	27,500	$865
Johnson Controls, Inc.	242,700	6,249
Magna International, Inc., Class A	55,000	2,443

		9,557

Automobiles—0.58%
General Motors Co.A	195,100	4,975

Hotels, Restaurants & Leisure—0.48%
Carnival Corp.	107,100	4,057

Media—1.24%
Comcast Corp., Class A	86,000	3,225
Comcast Corp.—Special Class A,	25,100	915
Interpublic Group of Cos., Inc.	185,800	1,877
Time Warner Cable, Inc.	15,900	1,576
Time Warner, Inc.	66,900	2,906

		10,499

Multiline Retail—0.29%
JC Penney Co., Inc.	104,000	2,497

Specialty Retail—0.37%
Abercrombie & Fitch Co., Class A	59,600	1,823
Lowe’s Cos., Inc.	41,800	1,353

		3,176

Textiles & Apparel—0.07%
Deckers Outdoor Corp.A	21,440	614

Total Consumer Discretionary		35,375

CONSUMER STAPLES—4.85%
Beverages—0.89%
Diageo plc, ADRB	41,600	4,748
Molson Coors Brewing Co., Class B	19,500	841
PepsiCo, Inc.	29,300	2,029

		7,618

Food & Drug Retailing—1.84%
CVS Caremark Corp.	39,700	1,842
Kroger Co.	284,400	7,172
Wal-Mart Stores, Inc.	89,000	6,677

		15,691

Food Products—0.25%
General Mills, Inc.	31,800	1,275
Kraft Foods Group, Inc.A	6,533	297
Mondelez International, Inc.A	21,000	557

		2,129

Tobacco—1.87%
Altria Group, Inc.	89,800	2,856
Imperial Tobacco Group plc, ADRB	64,000	4,825
Philip Morris International, Inc.	92,900	8,227

		15,908

Total Consumer Staples		41,346

ENERGY—8.35%
Energy Equipment & Services—1.21%
Cobalt International Energy, Inc.A	180,200	3,750
Halliburton Co.	68,300	2,205

	Shares	Fair Value
		(000’s)
Transocean Ltd.	95,020	$4,342

		10,297

Oil & Gas—7.14%
Apache Corp.	51,900	4,295
BP plc, ADRB	222,394	9,537
Chevron Corp.	36,528	4,026
ConocoPhillips	87,090	5,038
Hess Corp.	24,300	1,270
Marathon Oil Corp.	175,800	5,285
Marathon Petroleum Corp.	31,750	1,744
Murphy Oil Corp.	20,500	1,230
Occidental Petroleum Corp.	55,100	4,351
Phillips 66	107,645	5,077
Royal Dutch Shell plc, ADRB	107,337	7,459
Seadrill Ltd.	48,500	1,956
Spectra Energy Corp.	176,200	5,087
Total S.A., ADRB	91,300	4,593

		60,948

Total Energy		71,245

FINANCIALS—16.74%
Banks—5.68%
Bank of America Corp.	1,608,880	14,996
Bank of New York Mellon Corp.	227,900	5,631
Fifth Third Bancorp	129,700	1,885
KeyCorp	146,757	1,236
PNC Financial Services Group, Inc.	106,858	6,218
SunTrust Banks, Inc.	72,000	1,958
Wells Fargo & Co.	444,298	14,968
Zions Bancorporation	72,900	1,565

		48,457

Diversified Financials—6.40%
American Express Co.	106,300	5,950
Capital One Financial Corp.	95,800	5,764
Charles Schwab Corp.	221,500	3,008
Citigroup, Inc.	255,770	9,563
JPMorgan Chase & Co.	538,634	22,451
Morgan Stanley	119,900	2,084
SLM Corp.	181,800	3,196
State Street Corp.	57,900	2,581

		54,597

Insurance—4.46%
ACE Ltd.	22,700	1,785
Allstate Corp.	101,000	4,038
American International Group, Inc.A	189,000	6,602
Berkshire Hathaway, Inc., Class BA	49,371	4,263
Hartford Financial Services Group, Inc.	104,100	2,260
Lincoln National Corp.	164,500	4,078
MetLife, Inc.	214,588	7,615
Prudential Financial, Inc.	15,400	879
Unum Group	163,300	3,312
XL Group plc	128,900	3,189

		38,021

Real Estate—0.20%
Chimera Investment Corp.C	627,872	1,676

Total Financials		142,751

HEALTH CARE—8.01%
Health Care Equipment & Supplies—1.66%
Baxter International, Inc.	82,200	5,148

See accompanying notes

13

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Covidien plc	37,500	$2,061
Medtronic, Inc.	146,400	6,087
Zimmer Holdings, Inc.	13,300	854

		14,150

Health Care Providers & Services—1.44%
Humana, Inc.	38,100	2,830
Quest Diagnostics, Inc.	21,800	1,258
UnitedHealth Group, Inc.	35,100	1,966
WellPoint, Inc.	101,700	6,232

		12,286

Pharmaceuticals—4.91%
AstraZeneca plc, ADRB	18,800	872
Eli Lilly & Co.	16,400	798
Johnson & Johnson	185,900	13,165
Merck & Co., Inc.	163,476	7,459
Novartis AG, ADRB	60,400	3,636
Pfizer, Inc.	545,854	13,575
Sanofi, ADRB	54,300	2,386

		41,891

Total Health Care		68,327

INDUSTRIALS—5.88%
Aerospace & Defense—1.74%
Boeing Co.	71,900	5,065
Exelis, Inc.	95,200	1,053
Lockheed Martin Corp.	31,200	2,923
Northrop Grumman Corp.	12,100	831
Raytheon Co.	87,100	4,926

		14,798

Air Freight & Couriers—0.22%
FedEx Corp.	20,100	1,849

Electronic Equipment & Instruments—0.37%
Emerson Electric Co.	65,700	3,182

Industrial Conglomerates—1.67%
General Electric Co.	459,900	9,686
Honeywell International, Inc.	74,200	4,544

		14,230

Machinery—1.88%
Cummins, Inc.	50,300	4,706
Eaton Corp.	76,400	3,608
Illinois Tool Works, Inc.	47,100	2,889
ITT Corp.	33,600	699
PACCAR, Inc.	53,900	2,336
Xylem, Inc.	76,400	1,853

		16,091

Total Industrials		50,150

INFORMATION TECHNOLOGY—6.25%
Communications—0.17%
Facebook, Inc.A	68,400	1,444

Communications Equipment—0.65%
Cisco Systems, Inc.	89,100	1,527
Corning, Inc.	339,700	3,992

		5,519

Computers & Peripherals—2.12%
Hewlett-Packard Co.	408,600	5,659
International Business Machines Corp.	18,100	3,521
Seagate Technology plc	210,425	5,749

	Shares	Fair Value
		(000’s)
Western Digital Corp.	93,300	$3,194

		18,123

Electronic Equipment & Instruments—0.29%
Avnet, Inc.A	13,800	395
TE Connectivity Ltd.	64,825	2,086

		2,481

IT Consulting & Services—0.32%
Fidelity National Information Services, Inc.	82,600	2,715

Semiconductor Equipment & Products—0.66%
Intel Corp.	198,200	4,286
Texas Instruments, Inc.	47,700	1,340

		5,626

Software—2.04%
CA, Inc.	69,474	1,565
Microsoft Corp.	400,400	11,425
Oracle Corp.	141,000	4,378

		17,368

Total Information Technology		53,276

MATERIALS—0.82%
Chemicals—0.40%
Air Products & Chemicals, Inc.	14,200	1,101
EI du Pont de Nemours & Co.	51,800	2,306

		3,407

Metals & Mining—0.42%
Newmont Mining Corp.	66,200	3,611

Total Materials		7,018

TELECOMMUNICATION SERVICES—2.75%
Diversified Telecommunication Services—1.25%
AT&T, Inc.	159,977	5,534
Verizon Communications, Inc.	114,908	5,129

		10,663

Wireless Telecommunication Services—1.50%
Vodafone Group plc, ADRB	471,830	12,790

Total Telecommunication Services		23,453

UTILITIES—3.13%
CenterPoint Energy, Inc.	188,100	4,076
Dominion Resources, Inc.	34,400	1,816
Edison International	37,300	1,751
Entergy Corp.	67,100	4,870
Exelon Corp.	111,600	3,993
NRG Energy, Inc.	94,400	2,035
Public Service Enterprise Group, Inc.	254,500	8,154

Total Utilities		26,695

Total Common Stock (Cost $460,689)		519,636

PREFERRED STOCK—0.25% (Cost $2,246)
CONSUMER DISCRETIONARY—0.25%
General Motors Co., 4.75%, Due 12/1/2013	52,400	2,128

See accompanying notes

14

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS—16.47%
Financials—7.93%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020D	$350	$412
American Express Co.,
8.15%, Due 3/19/2038	200	322
American Express Credit Corp.,
1.75%, Due 6/12/2015	875	897
American International Group, Inc.,
6.40%, Due 12/15/2020	625	768
4.875%, Due 6/1/2022	600	677
Bank of America Corp.,
6.50%, Due 8/1/2016	2,090	2,431
7.80%, Due 9/15/2016	700	823
7.625%, Due 6/1/2019	1,280	1,623
Bank of New York Mellon Corp.,
2.30%, Due 7/28/2016	665	699
Bank of Nova Scotia,
0.75%, Due 10/9/2015	535	535
Bank One Corp.,
4.90%, Due 4/30/2015	250	271
Barclays Bank plc,
3.90%, Due 4/7/2015	330	351
6.75%, Due 5/22/2019	350	429
Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018D	1,640	2,041
BNP Paribas S.A.,
3.60%, Due 2/23/2016	320	339
Canadian Imperial Bank of Commerce,
2.35%, Due 12/11/2015	510	534
Capital One Financial Corp.,
2.125%, Due 7/15/2014	335	342
Citigroup, Inc.,
1.290%, Due 4/1/2014E	98	98
6.375%, Due 8/12/2014	1,720	1,874
0.722%, Due 11/5/2014E	320	317
6.01%, Due 1/15/2015	250	275
8.50%, Due 5/22/2019	1,705	2,273
CNA Financial Corp.,
7.35%, Due 11/15/2019	245	307
Danske Bank A/S,
1.390%, Due 4/14/2014E F	620	614
Deutsche Bank AG,
3.875%, Due 8/18/2014	325	343
Fifth Third Bancorp,
3.625%, Due 1/25/2016	325	350
0.799%, Due 12/20/2016E	1,000	965
8.25%, Due 3/1/2038	1,900	2,756
General Electric Capital Corp.,
1.048%, Due 6/2/2014E	1,595	1,602
0.551%, Due 1/8/2016E	1,125	1,108
5.625%, Due 5/1/2018	375	445
6.00%, Due 8/7/2019	995	1,219
5.50%, Due 1/8/2020	250	297
5.30%, Due 2/11/2021	170	198
5.875%, Due 1/14/2038	505	622
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	725	804
6.25%, Due 9/1/2017	650	764
5.95%, Due 1/18/2018	590	687
6.00%, Due 6/15/2020	175	205

	Par Amount	Fair Value
	(000’s)	(000’s)
5.75%, Due 1/24/2022	$400	$464
6.75%, Due 10/1/2037	2,080	2,291
HCP, Inc.,
5.375%, Due 2/1/2021	355	411
Health Care REIT, Inc.,
3.625%, Due 3/15/2016C	185	196
5.25%, Due 1/15/2022C	250	285
HSBC Finance Corp.,
0.590%, Due 1/15/2014E	1,050	1,045
ING Bank N.V.,
1.808%, Due 6/9/2014E F	1,980	1,994
5.125%, Due 5/1/2015F	450	473
3.75%, Due 3/7/2017F	400	424
JPMorgan Chase & Co.,
1.116%, Due 1/24/2014E	840	845
3.45%, Due 3/1/2016	480	511
0.729%, Due 6/13/2016E	415	402
4.50%, Due 1/24/2022	695	785
5.50%, Due 10/15/2040	325	396
KeyCorp,
5.10%, Due 3/24/2021	140	166
Liberty Mutual Group, Inc.,
5.00%, Due 6/1/2021F	280	303
6.50%, Due 5/1/2042F	1,000	1,140
Liberty Mutual Insurance Co.,
7.875%, Due 10/15/2026F	1,500	1,895
Lincoln National Corp.,
4.75%, Due 2/15/2014	245	257
Lloyds TSB Bank plc,
4.375%, Due 1/12/2015F	325	346
Merrill Lynch & Co. Inc,
6.40%, Due 8/28/2017	670	790
6.50%, Due 7/15/2018	260	306
6.11%, Due 1/29/2037	365	400
7.75%, Due 5/14/2038	1,660	2,187
MetLife, Inc.,
5.00%, Due 11/24/2013	335	351
6.375%, Due 6/15/2034	350	458
Monumental Global Funding III,
0.540%, Due 1/15/2014E F	325	322
Morgan Stanley,
0.651%, Due 1/9/2014E	1,760	1,745
0.820%, Due 10/15/2015E	920	887
4.75%, Due 3/22/2017	805	871
7.30%, Due 5/13/2019	350	421
5.625%, Due 9/23/2019	350	389
National Australia Bank Ltd.,
4.375%, Due 12/10/2020F	325	365
Nordea Bank AB,
4.875%, Due 1/27/2020F	300	342
PNC Funding Corp.,
4.25%, Due 9/21/2015	370	406
4.375%, Due 8/11/2020	330	381
3.30%, Due 3/8/2022	340	365
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	300	385
Rabobank Nederland,
2.125%, Due 10/13/2015	340	351
Royal Bank of Canada,
1.15%, Due 3/13/2015	285	290
Simon Property Group LP,
6.125%, Due 5/30/2018G	555	681
10.35%, Due 4/1/2019C G	325	468

See accompanying notes

15

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Societe Generale S.A.,
2.20%, Due 9/14/2013F	$300	$303
1.397%, Due 4/11/2014E F	900	897
State Street Corp.,
4.30%, Due 5/30/2014	215	228
2.875%, Due 3/7/2016	505	539
SunTrust Banks, Inc.,
3.50%, Due 1/20/2017	460	495
Svenska Handelsbanken AB,
2.875%, Due 4/4/2017	550	581
Toyota Motor Credit Corp.,
2.05%, Due 1/12/2017	365	379
UBS AG,
5.875%, Due 12/20/2017	1,050	1,242
US Bancorp,
1.65%, Due 5/15/2017	880	900
Wachovia Corp.,
0.710%, Due 10/15/2016E	650	632
5.75%, Due 2/1/2018	1,370	1,653
Willis North America, Inc.,
6.20%, Due 3/28/2017	295	339

		67,595

Industrials—7.17%
ABB Finance USA, Inc.,
2.875%, Due 5/8/2022	255	264
Altera Corp.,
1.75%, Due 5/15/2017	150	154
Altria Group, Inc.,
9.70%, Due 11/10/2018	95	135
4.75%, Due 5/5/2021	310	359
America Movil SAB de CV,
6.375%, Due 3/1/2035	350	462
American Honda Finance Corp.,
4.625%, Due 4/2/2013F	425	432
3.875%, Due 9/21/2020F	250	270
Analog Devices, Inc.,
3.00%, Due 4/15/2016	330	354
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	330	403
8.00%, Due 11/15/2039	125	208
Apache Corp.,
3.25%, Due 4/15/2022	270	294
5.10%, Due 9/1/2040	170	207
Applied Materials, Inc.,
2.65%, Due 6/15/2016	345	365
AT&T, Inc.,
5.10%, Due 9/15/2014	605	656
5.50%, Due 2/1/2018	775	942
6.80%, Due 5/15/2036	150	206
6.40%, Due 5/15/2038	175	237
5.35%, Due 9/1/2040	253	310
Baxter International, Inc.,
1.85%, Due 1/15/2017	225	233
Becton Dickinson and Co.,
3.25%, Due 11/12/2020	330	357
BHP Billiton Finance USA Ltd.,
1.625%, Due 2/24/2017	310	317
Boeing Co.,
1.875%, Due 11/20/2012	350	350
BP Capital Markets plc,
3.20%, Due 3/11/2016	750	806
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018D	425	517

	Par Amount	Fair Value
	(000’s)	(000’s)
7.95%, Due 8/15/2030D	$235	$335
5.75%, Due 5/1/2040D	170	218
Cameron International Corp.,
6.375%, Due 7/15/2018	135	166
Canadian National Railway Co.,
5.55%, Due 5/15/2018	350	425
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	430	467
6.25%, Due 3/15/2038	365	492
Caterpillar Financial Services Corp.,
1.10%, Due 5/29/2015	360	364
2.75%, Due 6/24/2015	340	358
1.625%, Due 6/1/2017	480	492
CBS Corp.,
3.375%, Due 3/1/2022	720	757
Cellco Partnership,
8.50%, Due 11/15/2018	320	446
Coca-Cola Co.,
0.75%, Due 11/15/2013	350	351
Comcast Cable Communications Holdings, Inc.,
8.375%, Due 3/15/2013	128	132
Comcast Corp.,
5.875%, Due 2/15/2018	700	854
6.55%, Due 7/1/2039	450	606
Cooper US, Inc.,
2.375%, Due 1/15/2016	330	339
3.875%, Due 12/15/2020	355	387
Covidien International Finance S.A.,
2.80%, Due 6/15/2015	290	305
CSX Corp.,
5.50%, Due 4/15/2041	325	403
CVS Caremark Corp.,
3.25%, Due 5/18/2015	170	181
Daimler Finance North America LLC,
3.00%, Due 3/28/2016D F	160	168
2.95%, Due 1/11/2017D F	300	315
2.40%, Due 4/10/2017D F	550	566
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042F	300	327
Devon Energy Corp.,
4.75%, Due 5/15/2042	300	339
Diageo Capital plc,
1.50%, Due 5/11/2017	345	352
DIRECTV Holdings LLC,
2.40%, Due 3/15/2017D	425	438
6.35%, Due 3/15/2040D	140	168
Dow Chemical Co.,
7.60%, Due 5/15/2014	170	187
4.25%, Due 11/15/2020	305	338
4.125%, Due 11/15/2021	300	328
Eaton Corp.,
5.60%, Due 5/15/2018	300	355
eBay, Inc.,
1.35%, Due 7/15/2017	350	355
EOG Resources, Inc.,
2.50%, Due 2/1/2016	325	341
Express Scripts, Inc.,
6.25%, Due 6/15/2014	370	402
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017D	300	320
5.875%, Due 8/2/2021D	400	461

See accompanying notes

16

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
France Telecom S.A.,
4.375%, Due 7/8/2014	$215	$228
2.125%, Due 9/16/2015	150	155
Freeport-McMoRan Copper & Gold, Inc.,
3.55%, Due 3/1/2022	325	331
Genzyme Corp.,
5.00%, Due 6/15/2020	190	225
Gilead Sciences, Inc.,
2.40%, Due 12/1/2014	355	367
GlaxoSmithKline Capital plc,
1.50%, Due 5/8/2017	535	547
Halliburton Co.,
3.25%, Due 11/15/2021	275	301
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	325	324
4.65%, Due 12/9/2021	925	926
4.05%, Due 9/15/2022	300	289
6.00%, Due 9/15/2041	1,885	1,856
Husky Energy, Inc.,
5.90%, Due 6/15/2014	245	265
3.95%, Due 4/15/2022	370	401
Intel Corp.,
3.30%, Due 10/1/2021	215	236
John Deere Capital Corp.,
4.90%, Due 9/9/2013	380	395
0.95%, Due 6/29/2015	175	177
Johnson Controls, Inc.,
1.75%, Due 3/1/2014	565	574
5.00%, Due 3/30/2020	320	367
Kellogg Co.,
4.25%, Due 3/6/2013	500	506
1.875%, Due 11/17/2016	150	154
Koninklijke Philips Electronics N.V.,
5.75%, Due 3/11/2018	415	505
Kraft Foods Group, Inc.,
1.625%, Due 6/4/2015F	190	194
Lorillard Tobacco Co.,
8.125%, Due 6/23/2019	275	354
Marathon Oil Corp.,
6.00%, Due 10/1/2017	365	443
McKesson Corp.,
3.25%, Due 3/1/2016	160	172
Medtronic, Inc.,
3.00%, Due 3/15/2015	365	385
Molson Coors Brewing Co.,
3.50%, Due 5/1/2022	80	86
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	425	509
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	175
Novartis Capital Corp.,
2.90%, Due 4/24/2015	435	460
Oi S.A.,
5.75%, Due 2/10/2022F	585	632
Oracle Corp.,
1.20%, Due 10/15/2017	385	387
PepsiCo, Inc.,
2.50%, Due 5/10/2016	320	339
Phillips 66,
1.95%, Due 3/5/2015F	195	200
4.30%, Due 4/1/2022F	385	433
Pride International, Inc.,
6.875%, Due 8/15/2020	220	283

	Par Amount	Fair Value
	(000’s)	(000’s)
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	$150	$167
Rio Tinto Finance USA Ltd.,
2.50%, Due 5/20/2016	335	349
Rogers Communications, Inc.,
5.50%, Due 3/15/2014	325	346
SABMiller Holdings, Inc.,
4.95%, Due 1/15/2042F	300	359
Sanofi,
1.625%, Due 3/28/2014	380	386
4.00%, Due 3/29/2021	355	409
St Jude Medical, Inc.,
2.50%, Due 1/15/2016	435	455
Teck Resources Ltd.,
6.00%, Due 8/15/2040	145	161
Teva Pharmaceutical Finance II,
3.00%, Due 6/15/2015	420	446
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	150	172
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	650	778
6.75%, Due 7/1/2018	410	519
7.30%, Due 7/1/2038	1,920	2,683
Time Warner, Inc.,
4.875%, Due 3/15/2020	460	541
4.75%, Due 3/29/2021	325	380
Tyco Electronics Group S.A.,
1.60%, Due 2/3/2015	170	173
6.55%, Due 10/1/2017	255	305
Union Pacific Corp.,
4.163%, Due 7/15/2022	306	348
United Parcel Service, Inc.,
1.125%, Due 10/1/2017	185	187
United Technologies Corp.,
1.20%, Due 6/1/2015	370	377
1.80%, Due 6/1/2017	485	504
6.125%, Due 7/15/2038	450	619
UnitedHealth Group, Inc.,
5.375%, Due 3/15/2016	350	398
3.875%, Due 10/15/2020	325	362
6.625%, Due 11/15/2037	1,590	2,195
3.95%, Due 10/15/2042	155	157
Valero Energy Corp.,
9.375%, Due 3/15/2019	135	186
Verizon Communications, Inc.,
1.95%, Due 3/28/2014	535	546
5.50%, Due 4/1/2017	350	415
4.60%, Due 4/1/2021	380	452
3.50%, Due 11/1/2021	140	155
6.90%, Due 4/15/2038	275	399
Viacom, Inc.,
6.875%, Due 4/30/2036	2,880	3,914
4.50%, Due 2/27/2042	450	468
Vodafone Group plc,
1.625%, Due 3/20/2017	535	547
6.15%, Due 2/27/2037	365	501
Volkswagen International Finance N.V.,
1.625%, Due 3/22/2015F	500	508
Walgreen Co.,
3.10%, Due 9/15/2022	185	188
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	529
Watson Pharmaceuticals, Inc.,

See accompanying notes

17

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
3.25%, Due 10/1/2022	$285	$294
WellPoint, Inc.,
4.35%, Due 8/15/2020	525	582
Xerox Corp.,
5.65%, Due 5/15/2013	75	77
8.25%, Due 5/15/2014	160	177
4.25%, Due 2/15/2015	355	377
2.95%, Due 3/15/2017	150	155

		61,103

Utilities—1.37%
Columbus Southern Power Co.,
5.50%, Due 3/1/2013	510	518
Commonwealth Edison Co.,
4.00%, Due 8/1/2020	175	199
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	350	455
Duke Energy Indiana, Inc.,
6.05%, Due 6/15/2016	365	423
EDF S.A.,
4.60%, Due 1/27/2020F	320	365
Energy Transfer Partners LP,
8.50%, Due 4/15/2014G	309	340
9.00%, Due 4/15/2019G	260	342
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013D	355	362
6.125%, Due 10/15/2039D	310	392
Exelon Generation Co. LLC,
5.20%, Due 10/1/2019D	245	282
6.25%, Due 10/1/2039D	275	333
FirstEnergy Solutions Corp.,
4.80%, Due 2/15/2015	175	189
Georgia Power Co.,
4.30%, Due 3/15/2042	180	197
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500	657
National Rural Utilities Cooperative Finance Corp.,
1.125%, Due 11/1/2013	335	337
5.45%, Due 4/10/2017	270	320
ONEOK Partners LP,
6.125%, Due 2/1/2041G	355	452
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	185
3.50%, Due 10/1/2020	300	334
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	406
Sempra Energy,
6.50%, Due 6/1/2016	265	314
Southern Co.,
1.95%, Due 9/1/2016	310	321
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600	635
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014D	275	297
5.65%, Due 3/1/2020D	275	331
Spectra Energy Partners LP,
4.60%, Due 6/15/2021G	160	175
TransCanada PipeLines Ltd.,
7.625%, Due 1/15/2039	300	474
6.10%, Due 6/1/2040	170	237
Union Electric Co.,
6.70%, Due 2/1/2019	380	483

	Par Amount	Fair Value
	(000’s)	(000’s)
Virginia Electric and Power Co.,
5.40%, Due 4/30/2018	$350	$426
Westar Energy, Inc.,
6.00%, Due 7/1/2014	175	190
Xcel Energy, Inc.,
5.613%, Due 4/1/2017	639	751

		11,722

Total Corporate Obligations (Cost $125,195)		140,420

FOREIGN GOVERNMENT OBLIGATION—0.19%
Agency—0.10%
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	200	212
3.50%, Due 2/6/2017	135	143
6.875%, Due 1/20/2040	115	149
Petroleos Mexicanos,
6.00%, Due 3/5/2020	325	388

		892

Sovereign/Government—0.09%
Province of Ontario Canada,
4.10%, Due 6/16/2014	350	371
3.15%, Due 12/15/2017	325	358

		729

Total Foreign Government Obligations (Cost $1,445)		1,621

U.S. AGENCY OBLIGATION—0.04% (Cost $300)
U.S. Agency Obligations—0.04%
Private Export Funding Corp.,
2.125%, Due 7/15/2016	300	316

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS—0.87%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	263	263
5.634%, Due 4/10/2049, 2007-2 A2	242	246
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	665	766
5.54%, Due 9/11/2041, 2006-PW13 A4	840	968
4.831%, Due 7/11/2042, 2004-PWR5 A4	282	288
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	77	78
3.679%, Due 8/10/2043, 2010-C1 A1F	352	381
3.849%, Due 12/10/2043, 2010-C2 A1F	525	571
3.645%, Due 3/10/2044, 2011-GC3 A2F	500	542
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	174	177
3.853%, Due 6/15/2043, 2010-C1 A1F	666	712
4.388%, Due 2/15/2046, 2011-C3 A3F	550	623
4.625%, Due 3/15/2046, 2005-LDP1 A2	201	202

See accompanying notes

18

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
5.728%, Due 2/12/2049, 2007-CB19 A4	$550	$648
5.629%, Due 2/12/2051, 2007-CB20 A2	265	265
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	500	582
Wachovia Bank Commercial Mortgage Trust,
5.745%, Due 6/15/2049, 2007-C32 A2	112	115

Total Non-Agency Mortgage-Backed Obligations (Cost $6,737)		7,427

ASSET-BACKED OBLIGATIONS—0.74%
Ally Master Owner Trust,
0.864%, Due 6/15/2015, 2011-5 AE	600	601
1.21%, Due 6/15/2017, 2012 3 A2	1,900	1,916
CNH Equipment Trust,
1.17%, Due 5/15/2015, 2010-C A3	205	205
2.04%, Due 10/17/2016, 2011-A A4	380	391
0.94%, Due 5/15/2017, 2012 A A3	440	444
Honda Auto Receivables Owner Trust,
3.30%, Due 9/15/2015, 2009-3 A4	172	173
Hyundai Auto Receivables Trust,
3.15%, Due 3/15/2016, 2009-A A4	224	228
Nissan Auto Lease Trust,
0.58%, Due 11/16/2015, 2012 B A3	615	615
Nissan Master Owner Trust Receivables,
0.684%, Due 5/15/2017, 2012 A AE	1,200	1,203
Volkswagen Auto Loan Enhanced Trust,
0.87%, Due 7/20/2015, 2012 A A3	535	541

Total Asset-Backed Obligations (Cost $6,278)		6,317

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS—11.23%
Federal Home Loan Mortgage Corporation
4.50%, Due 1/15/2015	22,140	24,152
4.50%, Due 3/1/2019	227	240
5.00%, Due 10/1/2020	93	101
5.00%, Due 8/1/2033	511	558
5.50%, Due 2/1/2034	445	487
5.00%, Due 3/1/2034	372	404
6.00%, Due 6/1/2034	339	381
6.00%, Due 8/1/2034	263	293
5.00%, Due 8/1/2035	356	386
5.00%, Due 9/1/2035	259	281
5.50%, Due 4/1/2037	450	489
5.50%, Due 5/1/2038	203	221
4.00%, Due 10/1/2039	2,364	2,524
0.614%, Due 12/15/2040E	1,165	1,169
4.00%, Due 1/1/2041	1,155	1,233
4.50%, Due 2/1/2041	1,039	1,120
3.50%, Due 3/1/2042	533	569
4.00%, Due 3/1/2042	448	478
3.50%, Due 6/1/2042	2,910	3,099
3.50%, Due 7/1/2042	1,316	1,401
3.00%, Due 8/1/2042	991	1,039

		40,625

Federal National Mortgage Association
5.50%, Due 2/1/2014	29	31
6.00%, Due 4/1/2016	68	71

	Par Amount	Fair Value
	(000’s)	(000’s)
5.00%, Due 12/1/2017	$202	$220
4.50%, Due 9/1/2018	142	154
4.00%, Due 8/1/2020	223	239
4.50%, Due 3/1/2025	335	367
3.50%, Due 1/1/2026	276	293
4.00%, Due 5/1/2026	1,471	1,572
5.00%, Due 3/1/2034	567	623
4.50%, Due 9/1/2034	251	271
5.50%, Due 12/1/2035	160	176
5.00%, Due 2/1/2036	1,561	1,710
5.50%, Due 4/1/2036	324	357
6.00%, Due 9/1/2036	252	280
5.50%, Due 2/1/2037	400	439
5.50%, Due 6/1/2038	79	86
4.50%, Due 1/1/2040	1,177	1,270
4.00%, Due 9/1/2040	894	959
4.00%, Due 1/1/2041	1,542	1,653
5.00%, Due 1/1/2041	1,071	1,187
4.00%, Due 2/1/2041	1,415	1,570
4.00%, Due 4/1/2041	1,959	2,173
4.50%, Due 4/1/2041	2,504	2,753
4.50%, Due 5/1/2041	1,645	1,814
4.50%, Due 7/1/2041	768	833
4.50%, Due 8/1/2041	1,467	1,612
4.50%, Due 10/1/2041	878	967
3.50%, Due 2/1/2042	1,426	1,527
4.00%, Due 4/1/2042	1,226	1,345
3.00%, Due 8/1/2042	1,348	1,415
3.50%, Due 9/1/2042	863	920

		28,887

Government National Mortgage Association
7.00%, Due 12/15/2025	150	176
6.50%, Due 8/15/2027	154	176
6.50%, Due 11/15/2027	162	186
7.50%, Due 12/15/2028	137	165
5.50%, Due 7/15/2033	383	430
6.00%, Due 12/15/2033	415	482
5.50%, Due 2/20/2034	552	615
1.692%, Due 11/16/2035, 2010-148 A	291	294
2.174%, Due 7/16/2038, 2011-147 A	1,959	2,021
6.00%, Due 10/15/2038	733	829
2.989%, Due 3/16/2039, 2010-71 AC	680	702
5.00%, Due 10/15/2039	2,594	2,859
5.50%, Due 2/15/2040	787	869
2.12%, Due 5/16/2040, 2012 4 A	2,875	2,973
4.50%, Due 10/20/2040	1,014	1,125
5.00%, Due 9/20/2041	737	817
2.70%, Due 4/16/2043, 2011-109 AB	1,959	2,054
2.543%, Due 9/16/2044, 2011-96 AC	912	952
2.70%, Due 11/16/2044, 2011-92 AB	1,226	1,288
3.20%, Due 11/16/2044, 2011-92 B	2,400	2,594
6.00%, Due 5/20/2042	557	632

		22,239

National Credit Union Administration
0.616%, Due 3/11/2020, 2011 R3 1AE	2,173	2,184
0.669%, Due 10/7/2020, 2010 R1 1AE	1,828	1,835

		4,019

Total U.S. Agency Mortgage-Backed Obligations (Cost $90,894)		95,770

U.S. TREASURY OBLIGATIONS—5.68%

See accompanying notes

19

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
U.S. Treasury Bonds
2.00%, Due 11/15/2021	$1,180	$1,226
2.00%, Due 2/15/2022	4,845	5,018
6.25%, Due 8/15/2023	800	1,154
6.875%, Due 8/15/2025	580	900
5.25%, Due 11/15/2028	750	1,046
4.75%, Due 2/15/2037	130	179
4.50%, Due 8/15/2039	930	1,247
3.125%, Due 11/15/2041	4,070	4,319

		15,089

U.S. Treasury Notes
0.625%, Due 4/30/2013	22,425	22,475
2.625%, Due 7/31/2014	2,500	2,602
2.125%, Due 11/30/2014	1,650	1,712
2.50%, Due 3/31/2015	800	842
3.125%, Due 10/31/2016	1,900	2,094
0.875%, Due 1/31/2017	1,530	1,548
1.50%, Due 8/31/2018	1,000	1,034
3.125%, Due 2/15/2042	1,000	1,060

		33,367

Total U.S. Treasury Obligations (Cost $47,064)		48,456

	Par Amount
MUNICIPAL OBLIGATIONS—0.26%
Municipal Electric Authority of Georgia,
6.64%, Due 4/1/2057	$1,145	1,379
6.66%, Due 4/1/2057	710	844

Total Municipal Obligations (Cost $1,839)		2,223

	Shares
SHORT-TERM INVESTMENTS—3.77%
JPMorgan U.S. Government Money Market Fund, Capital Class	23,440,194	23,440

	Par Amount
U.S. Treasury Bill , 0.01%, Due 7/25/2013	$8,680	8,670

Total Short-Term Investments (Cost $32,110)		32,110

TOTAL INVESTMENTS—100.43% (Cost $774,797)		856,424
LIABILITIES, NET OF OTHER ASSETS—(0.43%)		(3,703)

TOTAL NET ASSETS—100.00%		$852,721

A	Non-income producing security.
B	ADR—American Depositary Receipt.
C	REIT—Real Estate Investment Trust.
D	Limited Liability Company.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $17,016 or 2.00% of net assets. The Fund has no right to demand registration of these securities.

G	Limited Partnership.

See accompanying notes

20

American Beacon Balanced FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($ 000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	302	December, 2012	$21,243	$(591)

				$21,243	$(591)

See accompanying notes

21

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK—98.96%
CONSUMER DISCRETIONARY—12.20%
Auto Components—0.71%
Delphi Automotive plcA	26,275	$826

Automobiles—0.43%
Harley-Davidson, Inc.	10,788	504

Hotels, Restaurants & Leisure—2.47%
International Game Technology	70,300	$903
Royal Caribbean Cruises Ltd.	46,892	1,578
WMS Industries, Inc.	23,648	389

		2,870

Household Durables—2.63%
Mohawk Industries, Inc.A	10,150	847
Newell Rubbermaid, Inc.	28,628	591
Stanley Black & Decker, Inc.	23,392	1,621

		3,059

Leisure Equipment & Products—1.39%
Hasbro, Inc.	44,771	1,611

Media—1.60%
Interpublic Group of Cos., Inc.	31,149	315
Omnicom Group, Inc.	23,100	1,107
Scripps Networks Interactive, Inc., Class A	7,237	439

		1,861

Specialty Retail—2.97%
Abercrombie & Fitch Co., Class A	10,707	327
Hanesbrands, Inc.A	29,200	977
Rent-A-Center, Inc.	15,800	527
Staples, Inc.	139,275	1,605

		3,436

Total Consumer Discretionary		14,167

CONSUMER STAPLES—4.64%
Beverages—1.17%
Coca-Cola Enterprises, Inc.	13,801	434
Constellation Brands, Inc., Class AA	10,694	378
Molson Coors Brewing Co., Class B	12,668	546

		1,358

Food & Drug Retailing—1.02%
Kroger Co.	25,365	639
Sysco Corp.	17,686	550

		1,189

Food Products—0.83%
JM Smucker Co.	5,231	448
Tyson Foods, Inc., Class A	30,658	515

		963

Tobacco—1.62%
Lorillard, Inc.	8,200	952
Reynolds American, Inc.	22,300	929

		1,881

Total Consumer Staples		5,391

ENERGY—3.72%
Energy Equipment & Services—0.43%
McDermott International, Inc.A	24,287	261
Nabors Industries Ltd.A	17,828	240

		501

	Shares	Fair Value
		(000’s)
Oil & Gas—3.29%
EQT Corp.	6,221	$377
Murphy Oil Corp.	4,724	283
Newfield Exploration Co.A	19,680	534
Pioneer Natural Resources Co.	5,739	606
Range Resources Corp.	6,809	445
Seadrill Ltd.	25,100	1,013
Spectra Energy Corp.	19,400	560

		3,818

Total Energy		4,319

FINANCIALS—29.11%
Banks—7.83%
Comerica, Inc.	46,390	1,383
Fifth Third Bancorp	180,069	2,616
KeyCorp	117,950	993
New York Community Bancorp, Inc.	86,900	1,204
People’s United Financial, Inc.	65,700	790
Regions Financial Corp.	81,550	532
SunTrust Banks, Inc.	21,496	585
TCF Financial Corp.	30,388	348
Zions Bancorporation	30,163	648

		9,099

Diversified Financials—6.36%
Ameriprise Financial, Inc.	22,924	1,338
Capital One Financial Corp.	20,000	1,203
Discover Financial Services	30,200	1,238
Invesco Ltd.	69,800	1,698
SLM Corp.	59,000	1,037
Towers Watson & Co., Class A	9,568	514
Western Union Co.	28,000	356

		7,384

Insurance—11.33%
Allstate Corp.	46,084	1,842
Axis Capital Holdings Ltd.	23,150	838
Chubb Corp.	10,300	793
Endurance Specialty Holdings Ltd.	7,532	305
PartnerRe Ltd.	7,876	638
Primerica, Inc.	42,375	1,198
Protective Life Corp.	27,625	754
Reinsurance Group of America, Inc.	10,140	537
RenaissanceRe Holdings Ltd.	15,500	1,261
Torchmark Corp	15,437	781
Unum Group	30,725	623
Validus Holdings Ltd.	23,593	845
Willis Group Holdings plc	54,206	1,825
XL Group plc	36,700	908

		13,148

Real Estate—3.59%
Annaly Capital Management, Inc.B	25,300	408
Digital Realty Trust, Inc.B	10,483	644
Essex Property Trust, Inc.B	5,000	750
Hospitality Properties TrustB	55,350	1,281
Host Hotels & Resorts LPB C	33,435	483
Liberty Property TrustB	17,264	606

		4,172

Total Financials		33,803

HEALTH CARE—7.71%
Health Care Equipment & Supplies—2.52%
Becton Dickinson and Co.	15,250	1,154

See accompanying notes

22

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
CareFusion Corp.A	22,092	$587
Patterson Cos., Inc.	10,940	365
St Jude Medical, Inc.	21,500	823

		2,929

Health Care Providers & Services—5.19%
AmerisourceBergen Corp.	9,369	370
Cardinal Health, Inc.	24,900	1,024
Cigna Corp.	25,300	1,289
HealthSouth Corp.A	15,729	348
Laboratory Corp. of America HoldingsA	9,050	767
Mednax, Inc.A	8,309	573
Omnicare, Inc.	32,800	1,133
Quest Diagnostics, Inc.	9,023	521

		6,025

Total Health Care		8,954

INDUSTRIALS—20.61%
Aerospace & Defense—4.15%
Curtiss-Wright Corp.	38,250	1,181
Exelis, Inc.	60,800	672
L-3 Communications Holdings, Inc.	27,675	2,043
Spirit Aerosystems Holdings, Inc., Class AA	59,308	927

		4,823

Building Products—3.12%
Fortune Brands Home & Security, Inc.A	28,700	816
Masco Corp.	122,850	1,854
Owens CorningA	28,225	948

		3,618

Commercial Services & Supplies—3.44%
Cintas Corp.	13,057	546
Con-way, Inc.	37,325	1,087
DeVry, Inc.	39,000	1,024
Manpower, Inc.	22,250	844
Republic Services, Inc.	17,575	498

		3,999

Construction & Engineering—1.50%
Engility Holdings, Inc.A	5,520	105
Fluor Corp.	8,665	484
URS Corp.	34,600	1,158

		1,747

Electrical Equipment—2.38%
Brady Corp., Class A	43,025	1,323
Molex, Inc.	55,650	1,446

		2,769

Electronic Equipment & Instruments—0.43%
Energizer Holdings, Inc.	6,841	499

Industrial Conglomerates—0.45%
Teleflex, Inc.	7,608	517

Machinery—4.41%
Dover Corp.	9,429	549
Eaton Corp.	17,000	802
Flowserve Corp.	3,563	483
ITT Corp.	28,400	591
Parker Hannifin Corp.	6,329	498
Pentair Ltd.	28,100	1,186
SPX Corp.	10,000	686
Xylem, Inc.	13,300	323

		5,118

	Shares	Fair Value
		(000’s)
Marine - 0.73%
Golar LNG Ltd.	21,700	$847

Total Industrials		23,937

INFORMATION TECHNOLOGY—9.82%
Communications Equipment—0.77%
Anixter International, Inc.	7,000	410
Juniper Networks, Inc.A	29,075	482

		892

Electronic Equipment & Instruments—4.39%
Avnet, Inc.A	70,253	2,013
Diebold, Inc.	18,577	553
Ingram Micro, Inc., Class AA	75,675	1,150
TE Connectivity Ltd.	35,025	1,127
Vishay Intertechnology, Inc.A	30,813	255

		5,098

IT Consulting & Services—1.09%
Computer Sciences Corp.	20,900	636
Fidelity National Information Services, Inc.	19,043	626

		1,262

Semiconductor Equipment & Products—0.95%
Analog Devices, Inc.	10,993	430
Microchip Technology, Inc.	21,600	677

		1,107

Software—2.62%
Adobe Systems, Inc.A	17,108	582
CA, Inc.	46,800	1,054
Symantec Corp.A	32,932	599
Synopsys, Inc.A	25,248	813

		3,048

Total Information Technology		11,407

MATERIALS—4.49%
Chemicals—1.04%
Huntsman Corp.	26,013	391
PPG Industries, Inc.	7,000	820

		1,211

Containers & Packaging—2.11%
Greif, Inc., Class A	12,201	512
Owens-Illinois, Inc.A	27,200	530
Packaging Corp of America	12,412	438
Sonoco Products Co.	31,200	971

		2,451

Metals & Mining—1.34%
Allegheny Technologies, Inc.	23,680	624
Compass Minerals International, Inc.	5,785	456
Nucor Corp.	11,915	478

		1,558

Total Materials		5,220

UTILITIES—6.66%
Electric Utilities—4.23%
CenterPoint Energy, Inc.	44,100	956
Edison International	8,957	420
Entergy Corp.	15,950	1,159
Great Plains Energy, Inc.	34,825	781
Pinnacle West Capital Corp.	13,600	720
Portland General Electric Co.	12,239	335

See accompanying notes

23

American Beacon Mid-Cap Value FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
TECO Energy, Inc.	30,159	$539

		4,910

Gas Utilities—0.86%
AGL Resources, Inc.	16,295	665
ONEOK, Inc.	7,100	336

		1,001

Multi-Utilities—1.57%
SCANA Corp.	11,474	563
Xcel Energy, Inc.	44,479	1,257

		1,820

Total Utilities		7,731

Total Common Stock (Cost $111,669)		114,929

SHORT-TERM INVESTMENTS—2.61% (Cost $3,027)
JPMorgan U.S. Government Money Market Fund, Capital Class	3,026,989	3,027

TOTAL INVESTMENTS—101.57% (Cost $114,696)		117,956
LIABILITIES, NET OF OTHER ASSETS—(1.57%)		(1,820)

TOTAL NET ASSETS—100.00%		$116,136

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT—Real Estate Investment Trust.
C	Limited Partnership.

Futures Contracts Open on October 31, 2012 ($000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P Midcap 400 Mini E Index Future	Long	29	December, 2012	$2,836	$(35)

				$2,836	$(35)

See accompanying notes

24

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK—96.22%
CONSUMER DISCRETIONARY—13.77%
Auto Components—2.10%
Dana Holding Corp.	2,332	$31
Fuel Systems Solutions, Inc.A	993	16
Tenneco, Inc.A	755	23

		70

Hotels, Restaurants & Leisure—0.57%
Ruby Tuesday, Inc.A	2,581	19

Household Durables—2.34%
Helen of Troy Ltd.A	725	22
Lancaster Colony Corp.	376	27
Tempur-Pedic International, Inc.A	160	4
Tupperware Brands Corp.	415	25

		78

Leisure Equipment & Products—0.63%
Callaway Golf Co.	3,906	21

Media—1.89%
Banner Corp.	875	26
Madison Square Garden Co., Class AA	602	25
Valassis Communications, Inc.A	475	12

		63

Specialty Retail—5.07%
Aeropostale, Inc.A	1,468	18
Big 5 Sporting Goods Corp.	1,752	16
Buckle, Inc.	269	12
Casual Male Retail Group, Inc.A	3,197	12
Children’s Place Retail Stores, Inc.A	367	21
Citi Trends, Inc.A	1,799	22
Finish Line Inc., Class A	851	18
Genesco, Inc.A	185	11
Hanesbrands, Inc.A	765	25
Men’s Wearhouse, Inc.	432	14

		169

Textiles & Apparel—1.17%
Body Central Corp.A	600	6
Skechers U.S.A. Inc., Class AA	751	12
True Religion Apparel, Inc.	210	5
Warnaco Group, Inc.A	220	16

		39

Total Consumer Discretionary		459

CONSUMER STAPLES—2.19%
Food & Drug Retailing—0.93%
Andersons, Inc.	773	31

Food Products—0.36%
Darling International, Inc.A	754	12

Household Products—0.60%
Spectrum Brands Holdings, Inc.	450	20

Personal Products—0.30%
Steiner Leisure Ltd.A	225	10

Total Consumer Staples		73

	Shares	Fair Value
		(000’s)
ENERGY—6.45%
Energy Equipment & Services—3.99%
Atwood Oceanics, Inc.A	310	$15
C&J Energy Services, Inc.A	535	10
Cal Dive International, Inc.A	7,355	9
CARBO Ceramics, Inc.	80	6
Hornbeck Offshore Services, Inc.A	600	22
Oil States International, Inc.A	141	10
Patterson-UTI Energy, Inc.	1,067	17
Superior Energy Services, Inc.A	755	15
Tetra Technologies, Inc.A	2,283	12
Unit Corp.A	424	17

		133

Oil & Gas—2.46%
Berry Petroleum Co., Class A	335	13
Cloud Peak Energy, Inc.	1,185	25
EXCO Resources, Inc.	830	7
Natural Gas Services Group, Inc.A	510	8
Stone Energy Corp.A	681	16
Vaalco Energy, Inc.	1,600	13

		82

Total Energy		215

FINANCIALS—27.01%
Banks—9.55%
Bancorp, Inc.A	1,647	19
BBCN Bancorp, Inc.	970	12
Boston Private Financial Holdings, Inc.	1,605	15
Bryn Mawr Bank Corp.	730	17
First Midwest Bancorp, Inc.	889	11
First Pactrust Bancorp, Inc.	724	9
Hanmi Financial Corp.A	1,067	13
Horizon Bancorp.	845	25
Investors Bancorp, Inc.	970	17
MB Financial, Inc.	900	18
National Penn Bancshares, Inc.	1,500	13
Prosperity Bancshares, Inc.	500	21
StellarOne Corp.	1,642	23
Trustmark Corp.	800	19
Umpqua Holdings Corp.	1,800	22
ViewPoint Financial Group, Inc.	659	14
Washington Federal, Inc.	2,243	37
Wilshire Bancorp, Inc.A	2,055	13

		318

Diversified Financials—4.56%
Cash America International, Inc.	135	5
Duff & Phelps Corp., Class A	840	10
EZCORP, Inc., Class AA	920	18
KBW, Inc.	1,525	25
National Financial Partners Corp.A	1,300	24
Pacific Continental Corp.	1,197	11
Piper Jaffray CosA	841	23
Stifel Financial Corp.A	600	19
Texas Capital Bancshares, Inc.A	240	11
World Acceptance Corp.A	85	6

		152

Insurance—5.22%
American Equity Investment Life Holding Co.	1,875	22
Amtrust Financial Services, Inc.	632	15
Aspen Insurance Holdings Ltd.	600	19

See accompanying notes

25

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Assured Guaranty Ltd.	405	$6
Enstar Group Ltd.A	105	11
Greenlight Capital Re Ltd., Class AA	620	16
Investors Title Co.	175	11
Primerica, Inc.	605	17
ProAssurance Corp.	200	18
Protective Life Corp.	900	25
Tower Group, Inc.	800	14

		174

Real Estate—7.68%
Alexander & Baldwin, Inc.A	565	16
BioMed Realty Trust, Inc.B	1,510	29
Chatham Lodging TrustB	760	10
DiamondRock Hospitality Co.B	2,688	23
DuPont Fabros Technology, Inc.	416	9
Forestar Group, Inc.A	938	15
Franklin Street Properties Corp.B	2,086	24
Hospitality Properties TrustB	1,828	41
KKR Financial Holdings LLCC	2,330	24
LaSalle Hotel PropertiesB	700	17
Pebblebrook Hotel TrustB	500	11
PS Business Parks, Inc.B	154	10
Senior Housing Properties TrustB	1,237	27

		256

Total Financials		900

HEALTH CARE—4.47%
Biotechnology—0.63%
RTI Biologics, Inc.A	5,219	21

Health Care Equipment & Supplies—1.35%
AngioDynamics, Inc.A	1,475	16
CONMED Corp.	858	24
Hill-Rom Holdings, Inc.	195	5

		45

Health Care Providers & Services—2.49%
Health Net, Inc.A	450	10
Magellan Health Services, Inc.A	912	45
MAXIMUS, Inc.	500	28

		83

Total Health Care		149

INDUSTRIALS—22.77%
Aerospace & Defense—1.14%
Curtiss-Wright Corp.	400	12
LMI Aerospace, Inc.A	265	5
Triumph Group, Inc.	315	21

		38

Building Products—1.68%
Crane Co.	950	40
Universal Forest Products, Inc.	419	16

		56

Commercial Services & Supplies—3.93%
Brink’s Co.	684	18
Coinstar, Inc.A	300	14
Electro Rent Corp.	610	10
Iconix Brand Group, Inc.A	1,078	21
Koppers Holdings, Inc.	535	19
Layne Christensen Co.A	677	15
TAL International Group, Inc.	450	15

	Shares	Fair Value
		(000’s)
United Stationers, Inc.	655	$19

		131

Construction & Engineering—3.45%
EMCOR Group, Inc.	1,160	37
Granite Construction, Inc.	830	25
MasTec, Inc.A	1,423	32
URS Corp.	625	21

		115

Diversified Manufacturing—0.99%
Barnes Group, Inc.	1,460	33

Electrical Equipment—3.48%
A.O. Smith Corp.	500	30
Belden, Inc.	165	6
EnerSys, Inc.A	335	12
General Cable Corp.A	800	23
GrafTech International Ltd.A	3,032	31
Powell Industries, Inc.A	350	14

		116

Industrial Conglomerates—0.81%
Teleflex, Inc.	400	27

Machinery—5.16%
Astec Industries, Inc.	519	15
CIRCOR International, Inc.	476	16
EnPro Industries, Inc.A	371	14
Gardner Denver, Inc.	210	15
John Bean Technologies Corp.	735	11
Kaydon Corp.	482	11
Kennametal, Inc.	899	32
Oshkosh Corp.A	400	12
Robbins & Myers, Inc.	123	7
Titan International, Inc.	515	11
Trinity Industries, Inc.	540	17
Wabash National Corp.A	1,685	11

		172

Road & Rail—2.13%
Marten Transport Ltd.	971	18
Old Dominion Freight Line, Inc.A	1,050	35
Ryder System, Inc.	405	18

		71

Total Industrials		759

INFORMATION TECHNOLOGY—10.74%
Communications Equipment—0.96%
Anixter International, Inc.	295	17
Polycom, Inc.A	1,501	15

		32

Computers & Peripherals—0.99%
Datalink Corp.A	2,430	20
Mercury Computer Systems, Inc.A	1,629	13

		33

Electronic Equipment & Instruments—3.27%
Analogic Corp.	154	11
Electro Scientific Industries, Inc.	826	9
Itron, Inc.A	300	12
MTS Systems Corp.	440	23
Tech Data Corp.A	435	19
Vishay Intertechnology, Inc.A	4,154	35

		109

See accompanying notes

26

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
Internet Software & Services—1.98%
Keynote Systems, Inc.	1,439	$21
Netgear, Inc.A	800	28
Perficient, Inc.A	1,496	17

		66

Semiconductor Equipment & Products—2.34%
International Rectifier Corp.A	921	14
Omnivision Technologies, Inc.A	1,366	20
Photronics, Inc.A	4,664	23
Rubicon Technology, Inc.A	2,463	21

		78

Software—1.20%
JDA Software Group, Inc.A	900	34
Progress Software Corp.A	290	6

		40

Total Information Technology		358

MATERIALS—6.69%
Chemicals—3.51%
Cabot Corp.	293	10
Calgon Carbon Corp.A	1,400	17
Innophos Holdings, Inc.	400	19
KMG Chemicals, Inc.	620	11
OM Group, Inc.A	838	17
RPM International, Inc.	1,000	26
Stepan Co.	175	17

		117

Containers & Packaging—0.63%
Aptargroup, Inc.	400	21

Metals & Mining—2.19%
Commercial Metals Co.	1,450	20
Hecla Mining Co.	1,899	12
RTI International Metals, Inc.A	703	16
Titanium Metals Corp.	440	5
US Silica Holdings, Inc.A	1,530	20

		73

Paper & Forest Products—0.36%
Schweitzer-Mauduit International, Inc.	330	12

Total Materials		223

TELECOMMUNICATION SERVICES—0.48%
Iridium Communications, Inc.A	2,185	16

UTILITIES—1.65%
Black Hills Corp.	686	25
Portland General Electric Co.	1,105	30

Total Utilities		55

Total Common Stock (Cost $3,048)		3,207

SHORT-TERM INVESTMENTS—3.69% (Cost $123)
JPMorgan U.S. Government Money Market Fund, Capital Class	122,823	123

TOTAL INVESTMENTS—99.91% (Cost $3,171)	3,330
OTHER ASSETS, NET OF LIABILITIES—0.09%	3

TOTAL NET ASSETS—100.00%	$3,333

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT—Real Estate Investment Trust.
C	Limited Liability Company.

See accompanying notes

27

American Beacon Small Cap Value II FundSM

Schedule of Investments

October 31, 2012

Futures Contracts Open on October 31, 2012 ($000’s):
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	Long	1	December, 2012	$82	$(3)

				$82	$(3)

See accompanying notes

28

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Assets:
Investments in unaffiliated securities, at fair value A	$856,424	$117,956	$3,330
Deposit with brokers for futures contracts	1,193	112	4
Receivable for investments sold	377	—	2
Dividends and interest receivable	2,624	86	2
Receivable for fund shares sold	268	1,494	—
Receivable for tax reclaims	46	2	—
Receivable for expense reimbursement (Note 2)	1	16	4
Receivable for variation margin on open futures contracts	—	14	—
Prepaid expenses	48	26	18

Total assets	860,981	119,706	3,360

Liabilities:
Payable for investments purchased	1,345	195	—
Payable for fund shares redeemed	6,060	3,042	—
Payable for variation margin from open futures contracts	3	—	—
Management and investment advisory fees payable	608	270	7
Administrative service and service fees payable	93	15	2
Professional fees payable	37	26	18
Trustee fees payable	12	—	—
Payable for prospectus and shareholder reports	52	14	—
Other liabilities	50	8	—

Total liabilities	8,260	3,570	27

Net Assets	$852,721	$116,136	$3,333

Analysis of Net Assets:
Paid-in-capital	788,941	107,010	3,127
Undistributed net investment income	(955)	1,685	4
Accumulated net realized gain (loss)	(16,301)	4,216	47
Unrealized appreciation of investments and futures contracts	81,036	3,225	155

Net assets	$852,721	$116,136	$3,333

Shares outstanding at no par value (Unlimited shares authorized):
Institutional Class	2,868,320	3,123,446	N/A

Y Class	173,270	47,244	158,238

Investor Class	6,783,947	378,740	153,771

Advisor Class	182,532	42,997	N/A

A Class	237,537	24,394	N/A

C Class	268,559	23,727	N/A

AMR Class	52,508,417	6,960,908	N/A

Net asset value, offering and redemption price per share:
Institutional Class	$14.27	$10.95	N/A

Y Class	$14.32	$10.92	$10.70

Investor Class	$13.16	$10.98	$10.67

Advisor Class	$13.73	$10.81	N/A

A Class (net asset value and redemption price)	$13.16	$10.82	N/A

A Class (offering price)	$13.96	$11.48	N/A

C Class	$13.33	$10.70	N/A

AMR Class	$13.54	$10.96	N/A

See accompanying notes

29

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands, except share and per share amounts)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II Fund
Net assets (Not in thousands):
Institutional Class	$40,938,021	$34,207,844	$	N/A

Y Class	2,482,039	516,032		1,692,863

Investor Class	89,271,812	4,156,858		1,640,247

Advisor Class	2,506,831	464,851		N/A

A Class	3,126,922	263,939		N/A

C Class	3,578,962	253,849		N/A

AMR Class	710,816,268	76,272,503		N/A

A Cost of investments in unaffiliated securities	$774,797	$114,696		$3,171

See accompanying notes

30

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2012 (in thousands)

	Balanced Fund	Mid-Cap Value Fund	Small Cap Value II FundB
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$16,044	$3,320	$45
Dividend income from affiliated securities	4	—	—
Interest income	10,671	—	—

Total investment income	26,719	3,320	45

Expenses:
Management and investment advisory fees (Note 2)	2,037	862	19
Administrative service fees (Note 2):
Institutional Class	116	106	—
Y Class	6	—	5
Investor Class	268	9	5
Advisor Class	10	1	—
A Class	8	1	—
C Class	7	—	—
AMR Class	394	55	—
Transfer agent fees:
Institutional Class	3	2	—
Y Class	—	—	3
Investor Class	22	4	5
Advisor Class	1	1	—
A Class	1	—	—
C Class	1	—	—
AMR Class	9	3	—
Custody and fund accounting fees	120	25	4
Professional fees	68	50	51
Registration fees and expenses	68	92	37
Service fees (Note 2):
Y Class	2	—	2
Investor Class	293	8	6
Advisor Class	8	1	—
A Class	3	—	—
C Class	3	—	—
Distribution fees (Note 2):
Advisor Class	8	—	—
A Class	5	1	—
C Class	19	1	—
Prospectus and shareholder report expenses	72	28	13
Trustee fees	71	12	—
Other expenses	75	19	6

Total expenses	3,698	1,281	156

Net (fees waived and expenses reimbursed) (Note 2)	(1)	(36)	(118)

Net expenses	3,697	1,245	38

Net investment income	23,022	2,075	7

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	25,875	13,795	37
Commission recapture (Note 3)	34	60	—
Futures contracts	6,024	2,627	10
Change in net unrealized appreciation or (depreciation) of:
Investments	59,422	(4,148)	158
Futures contracts	(3,302)	(280)	(3)

Net gain from investments	88,053	12,054	202

Net increase in net assets resulting from operations	$111,075	$14,129	$209

A Foreign taxes	$114	$7	$—
B The Small Cap Value II Fund commenced operations on November 15, 2011 (inception date).

See accompanying notes

31

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Balanced Fund		Mid-Cap Value Fund		Small Cap Value II Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	From November 15, 2011 to October 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$23,022	$22,963	$2,075	$1,307	$7
Net realized gain from investments and futures contracts	31,933	49,507	16,482	8,346	47
Change in net unrealized appreciation or
(depreciation) of investments and futures contracts	56,120	(29,466)	(4,428)	(3,825)	155

Net increase in net assets resulting from operations	111,075	43,004	14,129	5,828	209

Distributions to Shareholders:
Net investment income:
Institutional Class	(887)	(876)	(451)	(30)	—
Y Class	(71)	(10)	(1)	—	(1)
Investor Class	(2,133)	(1,759)	(14)	(343)	(2)
Advisor Class	(50)	(104)	—	(1)	—
A Class	(52)	(7)	(1)	—	—
C Class	(41)	(4)	—	—	—
AMR Class	(22,506)	(21,013)	(788)	(753)	—

Net distributions to shareholders	(25,740)	(23,773)	(1,255)	(1,127)	(3)

Capital Share Transactions:
Proceeds from sales of shares	342,622	120,787	121,566	68,649	124
Reinvestment of dividends and distributions	25,648	23,696	1,252	1,127	3
Cost of shares redeemed	(455,877)	(181,269)	(112,269)	(84,216)	—
Redemption fees	—	—	285	56	—

Net increase (decrease) in net assets from capital share transactions	(87,607)	(36,786)	10,834	(14,384)	127

Net increase (decrease) in net assets	(2,272)	(17,555)	23,708	(9,683)	333

Net Assets:
Beginning of period	854,993	872,548	92,428	102,111	3,000

End of Period *	$852,721	$854,993	$116,136	$92,428	$3,333

* Includes undistributed net investment income (loss) of	$(955)	$(763)	$1,685	$901	$4

See accompanying notes

32

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Mid-Cap Value Fund, and the American Beacon Small Cap Value II Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

November 15, 2011 is the inception date for all classes of the Small Cap Value II Fund.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
Advisor Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period May 1, 2012 to October 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of October 31, 2012, the financial statement disclosures were not affected.

33

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of the Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisors hired by the Manager to direct investment activities for the Funds. Management fees paid by the Funds during the year ended October 31, 2012 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Balanced	0.22%	$2,037	$1,574	$463
Mid-Cap Value	0.58%	862	788	74
Small Cap Value II	0.60%	19	18	1

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Advisor Classes, 0.40% of the average daily net assets of the A and C Classes, and 0.05% of the average daily net assets of the AMR Class of each of the Funds.

Distribution Plans

The Funds, except for the Advisor, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Advisor, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Advisor and A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Advisor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, 0.25% of the average daily net assets of the Advisor Class and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

34

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) or the U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively, the “Select Funds”). The Select Funds and the Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives Management and Administrative Service fees totaling 0.10% of the average daily net assets of the Select Fund. During the year ended October 31, 2012, the Manager earned $4,593 from the Balanced Fund’s investment in the Select Funds.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the year ended October 31, 2012, the Balanced Fund borrowed from the American Beacon Large Cap Value Fund on average $13,787,041 for three days at 0.83% with interest charges of $940, and the Mid-Cap Value Fund borrowed from the American Beacon Intermediate Bond and Balanced Fund on average $7,874,510 for two days at an average rate of 0.80% with interest charges of $345. During the year ended October 31, 2012, the Balanced Fund also participated as a lender by loaning $12,458,533 for one day at 0.80% with interest charges of $273 to the American Beacon Mid-Cap Value Fund.

Expense Reimbursement Plan

The Manager agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. For the period ended October 31, 2012, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	11/1/11 to 2/29/12	3/1/12 to 10/31/12	Waived or Reimbursed Expenses	Expiration
Balanced	Y	N/A	0.70%	$36	2015
Balanced	A*	N/A	1.10%*	778	2015
Balanced	C	N/A	1.85%	418	2015
Mid-Cap Value	Institutional	0.98%	0.98%	27,626	2015
Mid-Cap Value	Y	1.08%	1.08%	342	2015
Mid-Cap Value	Investor	1.23%	1.23%	6,552	2015
Mid-Cap Value	Advisor	1.49%	1.49%	1,002	2015
Mid-Cap Value	A	1.49%	1.49%	278	2015
Mid-Cap Value	C	2.24%	2.24%	206	2015
Small Cap Value II	Y	1.09%	1.09%	59,551	2015
Small Cap Value II	Investor	1.37%	1.37%	58,618	2015

*	Voluntary Reimbursement

Of these amounts, $526, $16,187, and $4,451 was receivable from the Manager at October 31, 2012 for the Balanced, Mid-Cap Value, and Small Cap Value II Funds, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryovers for the Balanced Fund are $5,860 expiring in 2014; for the Mid-Cap Value Fund are $16,631 and $57,024, expiring 2013 and 2014, respectively. During the year ended October 31, 2012, the Funds have not recorded a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

35

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2012, Foreside has collected $17,513 and $1,159 for the Balanced and Mid-Cap Value Funds, respectively from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2012 $605 in CDSC fees were collected for the Balanced Fund.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

36

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2012, there were no transfers into or out of any level. As of October 31, 2012, the investments were classified as described below (in thousands):

37

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stock	$519,636	$—	$—	$519,636
Preferred Stock	2,128	—	—	2,128
Corporate Obligations	—	140,420	—	140,420
Foreign Government Obligations	—	1,621	—	1,621
U.S. Agency Obligations	—	316	—	316
Non-Agency Mortgage-Backed Obligations	—	7,427	—	7,427
Asset-Backed Obligations	—	6,317	—	6,317
U.S. Agency Mortgage-Backed Obligations	—	95,770	—	95,770
U.S. Treasury Obligations	—	48,456	—	48,456
Municipal Obligations	—	2,223	—	2,223
Short-Term Investments:
Money Markets	23,440	—	—	23,440
U.S. Treasury Bills	—	8,670	—	8,670

Total Investments in Securities	$545,204	$311,220	$—	$856,424

Futures Contracts	(591)	—	—	(591)

Mid-Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stock	$114,929	$—	$—	$114,929
Short-Term Investments – Money Markets	3,027	—	—	3,027

Total Investments in Securities	$117,956	$—	$—	$117,956

Futures Contracts	(35)	—	—	(35)

Small Cap Value II Fund	Level 1	Level 2	Level 3	Total
Common Stock	$3,207	$—	$—	$3,207
Short-Term Investments – Money Markets	123	—	—	123

Total Investments in Securities	$3,330	$—	$—	$3,330

Futures Contracts	(3)	—	—	(3)

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income of the Balanced Fund normally will be declared and paid quarterly. Dividends from net investment income of the Mid-Cap Value and Small Cap Value II Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

38

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The AMR Class of the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 180 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Funds. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of each Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

39

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2012 are disclosed in the Notes to the Schedules of Investments.

5. Financial Derivative Instruments

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. A Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Balanced

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	(1)	$(591)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$6,024
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(3,302)

Mid-Cap Value

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	(1)	$(35)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$2,627
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(280)

40

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Small Cap Value II

Values of Derivative Instruments not accounted for as hedging instruments as of October 31, 2012 (in thousands):

Statements of Assets and Liabilities	Derivatives		Fair Value
Unrealized appreciation of investments and futures contracts	Equity Contracts	(1)	$(3)

Effect of derivative instruments not accounted for as hedging instruments during the year ended October 31, 2012 (in thousands):

Statements of Operations	Derivatives	Balance
Net realized gain (loss) from futures contracts	Equity Contracts	$10
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(3)

(1)

Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Balanced		Mid-Cap Value		Small Cap Value II
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012
Distributions paid from:
Ordinary income*
Institutional Class	$843	$876	$451	$30	$—
Y Class	67	10	1	—	1
Investor Class	2,026	1,759	14	343	2
Advisor Class	47	104	—	1	—
A Class	49	7	1	—	—
C Class	39	4	—	—	—
AMR Class	21,380	21,013	788	753	—
Capital Gains*
Institutional Class	44	—	—	—	—
Y Class	4	—	—	—	—
Investor Class	107	—	—	—	—
Advisor Class	3	—	—	—	—
A Class	3	—	—	—	—
C Class	2	—	—	—	—
AMR Class	1,126	—	—	—	—

Total distributions paid	$25,740	$23,773	$1,255	$1,127	$3

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

41

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

As of October 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Cost basis of investments for federal income tax purposes	$807,141	$115,459	$3,173
Unrealized appreciation	97,847	7,408	295
Unrealized depreciation	(48,564)	(4,911)	(138)

Net unrealized appreciation or (depreciation)	49,283	2,497	157
Undistributed ordinary income	—	1,680	44
Accumulated long-term gain or (loss)	15,086	4,983	8
Other temporary differences	(589)	(34)	(3)

Distributable earnings or (deficits)	$63,780	$9,126	$206

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and book amortization of premiums.

Due to inherent differences in the recognition of income, expenses and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, Section 732 basis adjustments, non-deductible expenses, reclassifications of income from business development companies, and dividend reclasses that have been reclassified as of October 31, 2012 (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Paid-in-capital	$3	$—	$—
Undistributed net investment income	2,526	(36)	—
Accumulated net realized gain (loss)	(2,529)	37	—
Unrealized appreciation or (depreciation) of investments and futures contracts	—	(1)	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC

42

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Funds do not have capital loss carryforwards as of October 31, 2012.

The Balanced and Mid-Cap Value Funds utilized $14,750 and $10,955, respectively, of net capital loss carryovers for the year ended October 31, 2012.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2012 were as follows (in thousands):

	Balanced	Mid-Cap Value	Small Cap Value II
Purchases (excluding U.S. government securities)	$380,918	$133,261	$5,347
Sales and maturities (excluding U.S. government securities)	405,404	113,626	2,335
Purchases of U.S. government securities	110,474	—	—
Sales and maturities of U.S. government securities	85,596	—	—

A summary of the Funds’ direct transactions in USG Select Fund for the year ended October 31, 2012 is set forth below (in thousands):

	Affiliate	October 31, 2011 Shares/Fair Value	Purchases	Sales	October 31, 2012 Shares/Fair Value
Balanced	USG Select Fund	$5,000	$—	$5,000	$—

8. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2012

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	997	$13,684	404	$5,674	3,822	$48,716	58	$762
Reinvestment of dividends	62	875	5	70	160	2,070	3	50
Shares redeemed	(592)	(8,159)	(267)	(3,728)	(4,209)	(53,423)	(165)	(2,181)

Net increase (decrease) in shares outstanding	467	$6,400	142	$2,016	(227)	$(2,637)	(104)	$(1,369)

	AMR Class		A Class		C Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,665	$267,520	274	$3,506	213	$2,760
Reinvestment of dividends	1,694	22,506	3	41	3	36
Shares redeemed	(29,737)	(386,931)	(88)	(1,159)	(23)	(296)

Net increase (decrease) in shares outstanding	(7,378)	$(96,905)	189	$2,388	193	$2,500

	Institutional Class			Y Class			Investor Class			Advisor Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	419	$4,378		43	$466		347	$3,608		40	$405
Reinvestment of dividends	46	450		—	1		1	13		—	—
Shares redeemed	(779)	(8,079	)*	(1)	(9	)*	(156)	(1,664	)*	(1)	(12	)*

Net increase (decrease) in shares outstanding	(314)	$(3,251)		42	$458		192	$1,957		39	$393

43

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

	AMR Class			A Class			C Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	10,775	$112,305		18	$182		21	$222
Reinvestment of dividends	80	788		—	—		—	—
Shares redeemed	(9,748)	(102,183	)*	(4)	(37	)*	—	—	*

Net increase in shares outstanding	1,107	$10,910		14	$145		21	$222

	Y Class		Investor Class
Small Cap Value II Fund	Shares	Amount	Shares	Amount
Shares sold	8	$85	4	$39
Reinvestment of dividends	—	1	—	2
Shares redeemed	—	—	—	—

Net increase in shares outstanding	8	$86	4	$41

*	Net of Redemption Fees

For the Year Ended October 31, 2011

	Institutional Class		Y Class		Investor Class		Advisor Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	631	$8,319	27	$354	2,294	$27,260	136	$1,701
Reinvestment of dividends	67	864	—	10	141	1,696	8	104
Shares redeemed	(943)	(12,382)	—	(1)	(2,669)	(32,048)	(364)	(4,500)

Net increase (decrease) in shares outstanding	(245)	$(3,199)	27	$363	(234)	$(3,092)	(220)	$(2,695)

	AMR Class		A Class		C Class
Balanced Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,625	$81,564	57	$695	76	$894
Reinvestment of dividends	1,702	21,013	—	5	—	4
Shares redeemed	(10,718)	(132,193)	(12)	(145)	—	(1)

Net increase (decrease) in shares outstanding	(2,391)	$(29,616)	45	$555	76	$897

	Institutional Class			Y Class			Investor Class			Advisor Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	4,220	$42,145		5	$48		851	$8,664		3	$35
Reinvestment of dividends	3	30		—	—		35	343		—	1
Shares redeemed	(1,085)	(10,940	)*	—	—	*	(4,529)	(43,908	)*	(8)	(75	)*

Net increase (decrease) in shares outstanding	3,138	$31,235		5	$48		(3,643)	$(34,901)		(5)	$(39)

	AMR Class			A Class			C Class
Mid-Cap Value Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,804	$17,611		12	$122		2	$24
Reinvestment of dividends	76	753		—	—		—	—
Shares redeemed	(2,930)	(29,205	)*	(3)	(32	)*	—	—	*

Net increase (decrease) in shares outstanding	(1,050)	$(10,841)		9	$90		2	$24

*	Net of Redemption Fees

44

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45

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended October 31,					Year Ended October 31,		March 1 to October 31,
	2012	2011	2010	2009	2008	2012	2011	2010
Net asset value, beginning of period	$12.89	$12.62	$11.83	$10.63	$16.09	$12.93	$12.78	$12.20

Income from investment operations:
Net investment income	0.32	0.32	0.35	0.43	0.47	0.17	0.36	0.16
Net gains (losses) from securities (both realized and unrealized)	1.38	0.29	1.10	1.25	(4.70)	1.51	0.24	0.57

Total income (loss) from investment operations	1.70	0.61	1.45	1.68	(4.23)	1.68	0.60	0.73

Less distributions:
Dividends from net investment income	(0.32)	(0.34)	(0.66)	(0.48)	(0.44)	(0.29)	(0.45)	(0.15)
Distributions from net realized gains on securities	—	—	—	—	(0.79)	—	—	—

Total distributions	(0.32)	(0.34)	(0.66)	(0.48)	(1.23)	(0.29)	(0.45)	(0.15)

Net asset value, end of period	$14.27	$12.89	$12.62	$11.83	$10.63	$14.32	$12.93	$12.78

Total return A	13.23%	4.87%	12.47%	16.64%	(28.23)%	13.04%	4.73%	5.99	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$40,938	$30,962	$33,405	$29,808	$36,557	$2,482	$401	$46
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%	0.69%	1.48%	0.68	%C
Expenses, net of reimbursements	0.59%	0.58%	0.58%	0.60%	0.56%	0.69%	0.70%	0.68	%C
Net investment income, before reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%	2.08%	1.55%	2.54	%C
Net investment income, net of reimbursements	2.27%	2.49%	2.67%	3.60%	3.37%	2.08%	2.34%	2.54	%C
Portfolio turnover rate	58%	47%	40%	57%	53%	58%	47%	40	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

46

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Advisor Class					A Class
Year Ended October 31,					Year Ended October 31,					Year Ended October 31,		May 17 to October 31,
2012	2011	2010	2009	2008	2012	2011	2010	2009	2008	2012	2011	2010
$11.93	$11.66	$10.96	$9.91	$15.09	$12.36	$12.11	$11.35	$9.77	$14.95	$12.06	$11.94	$11.50

0.23	0.25	0.25	0.30	0.41	0.42	0.41	0.32	0.37	0.34	0.33	0.38	0.02
1.30	0.28	1.04	1.23	(4.39)	1.14	0.11	1.01	1.21	(4.31)	1.17	0.14	0.43

1.53	0.53	1.29	1.53	(3.98)	1.56	0.52	1.33	1.58	(3.97)	1.50	0.52	0.45

(0.30)	(0.26)	(0.59)	(0.48)	(0.41)	(0.19)	(0.27)	(0.57)	—	(0.42)	(0.40)	(0.40)	(0.01)
—	—	—	—	(0.79)	—	—	—	—	(0.79)	—	—	—

(0.30)	(0.26)	(0.59)	(0.48)	(1.20)	(0.19)	(0.27)	(0.57)	—	(1.21)	(0.40)	(0.40)	(0.01)

$13.16	$11.93	$11.66	$10.96	$9.91	$13.73	$12.36	$12.11	$11.35	$9.77	$13.16	$12.06	$11.94

12.86%	4.52%	12.06%	16.29%	(28.39)%	12.62%	4.33%	11.96%	16.17%	(28.65)%	12.65%	4.37%	3.90	%B

$89,272	$83,657	$84,500	$94,915	$105,473	$2,507	$3,536	$6,127	$6,812	$7,674	$3,127	$588	$47

0.92%	0.92%	0.93%	0.89%	0.82%	1.09%	1.09%	1.09%	1.09%	1.07%	1.13%	1.59%	1.08	%C
0.92%	0.92%	0.93%	0.89%	0.82%	1.09%	1.09%	1.09%	1.09%	1.07%	1.09%	1.10%	1.08	%C
1.95%	2.16%	2.34%	3.26%	3.12%	1.82%	2.01%	2.18%	3.06%	2.86%	1.62%	1.47%	1.51	%C
1.95%	2.16%	2.34%	3.26%	3.12%	1.82%	2.01%	2.18%	3.06%	2.86%	1.66%	1.95%	1.51	%C
58%	47%	40%	57%	53%	58%	47%	40%	57%	53%	58%	47%	40	%D

47

American Beacon Balanced FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class				AMR Class
	Year Ended October 31,		Sept. 1 to October 31,		Year Ended October 31,
	2012	2011	2010		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.13	$11.92	$11.32		$12.27	$12.02	$11.31	$10.19	$15.49

Income from investment operations:
Net investment income	0.15	0.20	0.01		0.31	0.34	0.35	0.39	0.49
Net gains (losses) from securities (both realized and unrealized)	1.29	0.22	0.59		1.34	0.27	1.07	1.24	(4.52)

Total income (loss) from investment operations	1.44	0.42	0.60		1.65	0.61	1.42	1.63	(4.03)

Less distributions:
Dividends from net investment income	(0.24)	(0.21)	0.00		(0.38)	(0.36)	(0.71)	(0.51)	(0.48)
Distributions from net realized gains on securities	—	—	—		—	—	—	—	(0.79)

Total distributions	(0.24)	(0.21)	0.00		(0.38)	(0.36)	(0.71)	(0.51)	(1.27)

Net asset value, end of period	$13.33	$12.13	$11.92		$13.54	$12.27	$12.02	$11.31	$10.19

Total return A	11.86%	3.56%	5.33	%B	13.55%	5.09%	12.84%	16.95%	(28.08)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,579	$922	$1		$710,816	$734,927	$748,422	$681,197	$604,209
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.85%	2.34%	2.14	%C	0.32%	0.33%	0.33%	0.35%	0.31%
Expenses, net of reimbursements	1.83%	1.82%	1.86	%C	0.32%	0.33%	0.33%	0.35%	0.31%
Net investment income, before reimbursements	0.88%	0.66%	0.20	%C	2.57%	2.75%	2.92%	3.75%	3.62%
Net investment income, net of reimbursements	0.90%	1.18%	0.48	%C	2.57%	2.75%	2.92%	3.75%	3.62%
Portfolio turnover rate	58%	47%	40	%D	58%	47%	40%	57%	53%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

48

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49

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended October 31,
	2012	2011A	2010	2009	2008
Net asset value, beginning of period	$9.73	$9.27	$7.57	$5.94	$11.01

Income from investment operations:
Net investment income (loss)	0.14	0.09	0.08	0.10	0.16
Net gains (losses) from securities (both realized and unrealized)	1.21	0.48	1.67	1.65	(4.31)

Total income (loss) from investment operations	1.35	0.57	1.75	1.75	(4.15)

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.05)	(0.12)	(0.16)
Distributions from net realized gains on securities	—	—	—	—	(0.76)

Total distributions	(0.13)	(0.11)	(0.05)	(0.12)	(0.92)

Redemption fees added to beneficial interestsC	—	0.00	0.00	0.00	0.00

Net asset value, end of period	$10.95	$9.73	$9.27	$7.57	$5.94

Total return D,E	14.07%	6.08%	23.19%	30.24%	(40.86)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$34,208	$33,441	$2,778	$2,197	$2,256
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.06%	1.10%	1.06%	1.13%	1.16%
Expenses, net of reimbursements	0.98%	0.97%	0.98%	0.98%	0.98%
Net investment income (loss), before reimbursements	1.17%	0.91%	0.90%	1.14%	1.33%
Net investment income, net of reimbursements	1.25%	1.04%	0.99%	1.29%	1.51%
Portfolio turnover rate	87%	107%	40%	42%	28%

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Based on average shares outstanding.
C	Amounts represent less than $0.01 per share.
D

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

50

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class				Investor Class						Advisor Class
Year Ended October 31,		March 1 to October 31, 2010		Year Ended October 31,						Year Ended October 31,
2012	2011A			2012	2011A		2010	2009	2008	2012	2011A	2010	2009	2008
$9.72	$9.27	$8.48		$9.71	$9.20		$7.54	$5.92	$10.96	$9.56	$9.12	$7.49	$5.87	$10.94

0.13	0.08	0.06		0.34	(0.03	)B	0.06	0.07	0.14	0.05	0.07	0.07	0.15	0.10
1.21	0.48	0.73		1.00	0.63		1.65	1.66	(4.31)	1.23	0.45	1.61	1.60	(4.27)

1.34	0.56	0.79		1.34	0.60		1.71	1.73	(4.17)	1.28	0.52	1.68	1.75	(4.17)

(0.14)	(0.11)	—		(0.07)	(0.09)		(0.05)	(0.11)	(0.11)	(0.03)	(0.08)	(0.05)	(0.13)	(0.14)
—	—	—		—	—		—	—	(0.76)	—	—	—	—	(0.76)

(0.14)	(0.11)	—		(0.07)	(0.09)		(0.05)	(0.11)	(0.87)	(0.03)	(0.08)	(0.05)	(0.13)	(0.90)

—	0.00	0.00		—	0.00		0.00	0.00	0.00	—	0.00	0.00	0.00	0.00

$10.92	$9.72	$9.27		$10.98	$9.71		$9.20	$7.54	$5.92	$10.81	$9.56	$9.12	$7.49	$5.87

13.97%	5.98%	9.32	%F	13.84%	6.49%		22.77%	29.93%	(41.04)%	13.44%	5.65%	22.53%	30.64%	(41.28)%

$516	$52	$1		$4,157	$1,812		$35,223	$23,369	$16,550	$465	$37	$78	$7	$1

1.28%	11.62%	1.05	%G	1.44%	1.32%		1.27%	1.34%	1.32%	1.99%	1.98%	1.55%	1.58%	2.04%
1.06%	1.06%	1.01	%G	1.23%	1.23%		1.23%	1.23%	1.23%	1.48%	1.49%	1.44%	1.50%	1.50%
0.82%	(9.44)%	0.93	%G	0.75%	1.33%		0.70%	0.87%	1.18%	0.10%	0.21%	0.36%	0.14%	0.48%
1.03%	1.12%	0.97	%G	0.96%	1.42%		0.75%	0.98%	1.27%	0.61%	0.69%	0.47%	0.22%	1.02%
87%	107%	40	%H	87%	107%		40%	42%	28%	87%	107%	40%	42%	28%

51

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class				C Class
	Year Ended October 31,		May 17 to October 31, 2010		Year Ended October 31,		September 1 to October 31, 2010
	2012	2011A			2012	2011A
Net asset value, beginning of period	$9.61	$9.18	$9.00		$9.56	$9.18	$8.30

Income from investment operations:
Net investment income (loss)	0.09	0.11	0.01		0.06	0.05	(0.01)
Net gains (losses) from securities (both realized and unrealized)	1.20	0.40	0.17		1.15	0.38	0.89

Total income (loss) from investment operations	1.29	0.51	0.18		1.21	0.43	0.88

Less distributions:
Dividends from net investment income	(0.08)	(0.08)	—		(0.07)	(0.05)	—
Distributions from net realized gains on securities	—	—	—		—	—	—

Total distributions	(0.08)	(0.08)	—		(0.07)	(0.05)	—

Redemption fees added to beneficial interestsC	—	0.00	0.00		—	0.00	0.00

Net asset value, end of period	$10.82	$9.61	$9.18		$10.70	$9.56	$9.18

Total return D,E	13.56%	5.49%	2.00	%F	12.75%	4.64%	10.60	%F

Ratios and supplemental data:
Net assets, end of period (in thousands)	$264	$101	$18		$254	$22	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.61%	3.44%	1.51	%G	2.46%	19.14%	3.20	%G
Expenses, net of reimbursements	1.49%	1.48%	1.48	%G	2.22%	2.24%	2.24	%G
Net investment income (loss), before reimbursements	0.56%	(1.36)%	0.44	%G	(0.40)%	(16.96)%	(1.32	)%G
Net investment income (loss), net of reimbursements	0.68%	0.60%	0.47	%G	(0.15)%	(0.06)%	(0.36	)%G
Portfolio turnover rate	87%	107%	40	%H	87%	107%	40	%H

A	Lee Munder Capital Group, LLC was added as an investment manager to the Mid-Cap Value Fund on July 1, 2011.
B	Based on average shares outstanding.
C	Amounts represent less than $0.01 per share.
D

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

52

American Beacon Mid-Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

AMR Class
Year Ended October 31,
2012	2011A	2010	2009	2008
$9.73	$9.27	$7.59	$5.97	$11.07

0.24	0.15	0.10	0.07	0.18
1.14	0.43	1.66	1.70	(4.35)

1.38	0.58	1.76	1.77	(4.17)

(0.15)	(0.12)	(0.08)	(0.15)	(0.17)
—	—	—	—	(0.76)

(0.15)	(0.12)	(0.08)	(0.15)	(0.93)

—	0.00	0.00	0.00	0.00

$10.96	$9.73	$9.27	$7.59	$5.97

14.34%	6.20%	23.28%	30.56%	(40.82)%

$76,273	$56,963	$64,012	$53,604	$34,253

0.78%	0.83%	0.77%	0.82%	0.82%
0.78%	0.83%	0.77%	0.83%	0.82%
1.46%	1.34%	1.19%	1.38%	1.68%
1.46%	1.34%	1.19%	1.38%	1.68%
87%	107%	40%	42%	28%

53

American Beacon Small Cap Value II FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class		Investor Class
	November 15, 2011 to October 31, 2012D		November 15, 2011 to October 31, 2012D
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.04		0.01
Net gains from securities (both realized and unrealized)	0.67		0.67

Total income from investment operations	0.71		0.68

Less distributions:
Dividends from net investment income	(0.01)		(0.01)
Distributions from net realized gains on securities	—		—

Total distributions	(0.01)		(0.01)

Net asset value, end of period	$10.70		$10.67

Total return A,B	7.10	%C	6.82	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,693		$1,640
Ratios to average net assets (annualized):
Expenses, before reimbursements E	4.44%		4.80%
Expenses, net of reimbursements E	1.06%		1.33%
Net investment (loss), before reimbursements E	(3.03)%		(3.39)%
Net investment income, net of reimbursements E	0.35%		0.08%
Portfolio turnover rate F	82%		82%

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	November 15, 2011 is the inception date of the Small Cap Value II Fund.
E	Annualized.
F	Portfolio turnover rate is for the period from November 15, 2011 through October 31, 2012.

54

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2011. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	Balanced	Mid-Cap Value
Corporate Dividends Received Deduction	39.69%	74.97%
Qualified Dividend Income	56.79%	100.00%

The Balanced Fund designated $1,289,221 as long-term capital gains distribution for the year ended October 31, 2012.

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

55

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between the Manager and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

56

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken

57

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints

58

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund

In considering the renewal of the Management Agreement for the American Beacon Balanced Fund, the Trustees considered the following additional factors: (1) the American Beacon Balanced Fund outperformed the peer universe median for the one-, three-, five- and ten-year periods ended March 31, 2012; (2) the Manager outperformed the peer universe median with respect to its portion of the Fund’s fixed income assets for the one-, three-, five- and ten-year periods ended March 31, 2012, and outperformed its benchmark index with respect to its portion of the Fund’s fixed income assets for the three- and five-year periods ended March 31, 2012, but underperformed for the one-year period; and (3) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”) and Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one-, five- and ten-year periods ended March 31, 2012, but underperformed for the three-year period; (2) Brandywine outperformed the peer universe median for the one-, five- and ten-year periods ended March 31, 2012, but underperformed for the three-year period ended March 31, 2012; (3) Hotchkis outperformed its benchmark index with respect to its allocated portion of the Fund’s equity assets for the one-, three- and ten-year periods ended March 31, 2012, but underperformed for the five-year period ended March 31, 2012; (4) management’s explanation that Hotchkis’ and Brandywine’s underperformance was due to poor stock selection and over- and under-weightings of certain sectors; (5) the performance of each subadvisor with respect to the portion of the Fund’s assets it manages was comparable to the performance of the composite provided by each respective subadvisor, which contained accounts managed by that subadvisor with similar investment objectives and policies as the Fund; (6) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (7) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (8) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund

In considering the renewal of the Management Agreement for the American Beacon Mid-Cap Value Fund, the Trustees considered the following additional factors: (1) the Fund outperformed its peer group universe median for the one-, three- and five-year periods ended March 31, 2012; and (2) the expense ratio of the Institutional Class of Fund shares was lower than the median of its Lipper expense universe (after consideration of the Manager’s fee waivers).

In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC (“Pzena”), the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median for the one- and five-year periods, but underperformed for the three-year period ended March 31, 2012; (2) Pzena outperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2012; (3) the performance of Barrow with respect to the portion of the Fund’s

59

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

assets it manages was comparable to the performance of its composite of similarly managed accounts; (4) the performance of Pzena with respect to the portion of the Fund’s assets it manages outperformed its composite consisting of Pzena’s non-mutual fund clients and clients without any significant investment restrictions or guidelines, and underperformed that composite in 2007, 2008 and the first quarter of 2012; (5) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (6) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (7) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon Mid-Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Mid-Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value II Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value II Fund, the Trustees considered the following additional factors: (1) the Fund was funded on November 15, 2011 and underperformed the peer universe median for the quarter ended March 31, 2012; and (2) the expense ratio of the Y Class of the Fund ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreements with Dean Capital Management, LLC (“Dean”), Fox Asset Management, LLC (“Fox”) and Signia Capital Management, LLC (“Signia”), the Trustees considered the following additional factors: (1) Dean outperformed the Lipper peer universe median for the quarter ended March 31, 2012; (2) Fox underperformed the Lipper peer universe median for the quarter ended March 31, 2012; (3) Signia underperformed the Lipper peer universe median for the quarter ended March 31, 2012; (4) management’s explanation that Fox’s and Signia’s underperformance was due in part to poor stock selection; (5) the performance of Dean with respect to the portion of the Fund’s assets it manages was below the performance of a similarly managed mutual fund that Dean manages for the year-to-date and since inception periods ended March 31, 2012; (6) the performance of Fox with respect to the portion of the Fund’s assets it manages outperformed its composite of similarly managed accounts; (7) the performance of Signia with respect to the portion of the Fund’s assets it manages as compared to the performance of similar accounts was not available; (8) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (9) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (10) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable; (2) determined that the American Beacon Small Cap Value II Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund; and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.

60

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey** (54)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, (2003-2011), AMR Corp. and American Airlines; Inc.; Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Alan D. Feld*** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED
TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004- 2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (58)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (70)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (69)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

61

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Barbara J. McKenna, CFA (49)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi, CPA (72)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS
Term One Year
Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary, American Beacon Advisors, Inc. (2008-present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary Lighthouse Holdings Parent, Inc. (2008-Present).

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (46)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (42)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010-Present); Treasurer, Lighthouse Holdings Parent, Inc. (2010-Present).

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

62

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (41)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Deputy General Counsel (2012-Present) and Assistant General Counsel (2010- 2012), American Beacon Advisors, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Arpey is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Arpey previously served as CEO of AMR Corp., which has a material relationship with the Manager.
***	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Institutional, Y, Investor, and Advisor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967- 9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Balanced Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value II Fund are service marks of American Beacon Advisors, Inc.

AR 10//12

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

October 31, 2012

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by Standard & Poor’s differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ by Standard & Poor’s are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Duration is a measure of price sensitivity relative to changes in interest rates.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	October 31, 2012

Dear Shareholders,

There’s no doubt that the high-yield market has been booming in recent times. The past 12 months have seen a record amount of new issues, with more than $335 billion of new supply coming to the high-yield market. Over that same time frame, $38.5 billion has flowed into high-yield bond funds. And the low default rate - just 2.67% of issuers defaulted over the 12-month period under review - has helped make this market attractive for many investors.

This appetite for yield has not been limited to only high-yield funds. All told, bond funds have taken in nearly $400 billion in the first ten months of 2012. Investors still see this as a market that can benefit fixed-income investors of all temperaments.

We’re pleased with the way that our fixed-income funds have performed in this favorable landscape. For the 12 months ended October 31, 2012:

•	The American Beacon High Yield Bond Fund (Institutional Class) returned 13.12%.

•	The American Beacon Retirement Income and Appreciation Fund (Investor Class) returned 5.75%.

•	The American Beacon Intermediate Bond Fund (Institutional Class) returned 5.59%.

•	The American Beacon Short-Term Bond Fund (Institutional Class) returned 2.72%.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Bond Market Overview

October 31, 2012 (Unaudited)

For the 12-month period ended October 31, 2012, the Barclays Capital Aggregate Index returned 5.3%, and the BofA Merrill Lynch 1-3 Year Government/Corporate Index returned 1.3%. During that time, central banks around the world have continued to respond to weak economic news with more balance sheet expansion, in hopes of promoting stronger growth. In the U.S., concern over the unemployment rate and slow growth prompted the Federal Open Market Committee to institute yet another round of quantitative easing (QE) in September 2012. Unlike the first two rounds of QE, this program is open-ended, and policymakers have committed to maintaining low interest rates for an extended period with little concern for the ramifications.

The Fed’s “all-in” action is the latest attempt to stimulate economic activity by increasing home sales, creating mortgage refinancing opportunities for homeowners and inciting a wealth effect by reflating risk assets. There is no doubt that the monetary actions implemented since the financial crisis have muted the negative effects of consumer and corporate deleveraging. Retail sales, auto sales, consumer confidence and consumer spending have also been stronger. There is even encouraging news in the housing sector, as both sales and prices have enjoyed a recent rise, while foreclosures are reported to be normalizing. The question that remains is whether extraordinary monetary policy measures alone can create lasting economic growth.

The unemployment rate has remained stubbornly high, on the other hand, and the broader measure of labor underutilization that includes people involuntarily working part-time is at 14.7%, illustrating the economic malaise that remains. Business leaders are hoping to see a responsible resolution for the “fiscal cliff” issues, including the U.S. government debt ceiling limit and a reasonable long-term tax policy. Their confidence level is at its lowest since 2009, coincidentally the end of the last recession.

Europe also benefited from central bank actions. When the European debt crisis initially surfaced in 2010, the markets believed a quick and easy solution was possible. However, by late 2011, with conditions in Greece rapidly deteriorating, investors prepared for the worst and began to shun the next weakest links, Spain and Italy, as the situation spiraled out of control.

In December 2011, the European Central Bank (ECB) announced its first Long Term Refinancing Operation (LTRO), which offered unlimited money to banks at a very low interest rate. Three months later, the ECB had to follow up with a second LTRO to assuage the markets again. These operations were helpful in that they added liquidity to the European banking sector, but they did not address the underlying problem of overly indebted governments.

By July, the markets were demanding a bolder response. After initial reluctance, and with Spanish and Italian bond yields skyrocketing, the ECB finally acknowledged that it was prepared to do “whatever is necessary” to stabilize the markets. Details of this pledge followed in September 2012 when the ECB said it would purchase unlimited amounts of short-term sovereign debt. Any country requesting such support would be required to abide by stringent fiscal conditions.

In this difficult global environment, domestic interest rates continued to fall, with the yield on 10-year Treasury bonds falling from 2.11% on October 31, 2011, to 1.69% on October 31, 2012. In addition to declining “risk-free” rates, investment-grade credit yield spreads narrowed significantly, from 183 basis points (1.83%) to 128 basis points (1.28%), over the same period.

Mortgage rates have reached a low of 3.36%, a level not seen since the 1950s. Despite such low rates, mortgage refinancing activity remains at roughly 50% of the May 2003 peak due to borrower credit issues. QE3 will support continued strong demand for mortgage-backed securities as the Fed buys $40 billion every month for the foreseeable future.

After the November election, the market’s attention will turn to fiscal-cliff negotiations during the lame-duck congressional session. The market seems to believe that any potential economic issues will be avoided by a temporary patch for difficult issues, but some tax increases may be

Bond Market Overview

October 31, 2012 (Unaudited)

likely and the overall impact is likely to keep economic growth slow into 2013.

In fact, top-line revenue growth has become increasingly hard to generate, so corporate earnings may be pressured. Still, with bond funds having absorbed $267 billion in inflows so far in 2012, the technical demand for fixed-income assets remains incredibly strong.

High Yield Bond Market Overview

October 31, 2012 (Unaudited)

After a 2011 calendar year that saw the high-yield index return its approximate coupon, in the 12 months ended October 31, 2012, the high-yield market benefited from price appreciation as well as its coupon. For the period, the JPMorgan Global High-Yield Index achieved a 14.00% total return. At the same time, high-yield bonds compared favorably against riskier asset classes as the S&P 500 Index gained 15.21% and the Russell 2000 Index returned 12.08%. Despite trading in sympathy with European sentiment over the last year, high yield remained fairly resilient, never posting back-to-back months of negative performance.

For the 12-month time period, the spread — or the differential between high-yield securities and Treasury securities — of the high-yield market fell from 834 basis points (8.34%) at the end of September 2011 to 594 basis points (5.94%) at the end of October 2012, tightening by 240 basis points (2.40%). As one would expect in a spread-tightening environment, lower quality credits outperformed, which was a reversal of much of calendar 2011 when BB-rated credits outperformed.

With global rates low across all asset classes, the high-yield market was a popular place for investors to find yield, and flows into the asset class were strong. Mutual fund flows totaled $38.5 billion over the last 12 months, which helped support market technicals. This led to a record amount of new issues, with more than $335 billion of new supply coming to the high-yield market.

The default rate remained low during the last 12 months, at 1.77% when calculated on a par amount and 2.67% when calculated on the number of issuers defaulting. In fact, there were no defaults in the marketplace in either September or October of this year. The distressed portion of the market is also quite low with less than 2.5% of the market trading at prices of less than 70 cents on the dollar. “Rising stars” generally outpaced “fallen angels,” with one of the top high-yield issuers, Ford Motor, returning to the investment-grade universe.

Headwinds for credit included more activity intended specifically to benefit shareholders as well as slow economic growth, even though tail risk associated with the European crisis and a Chinese hard landing seems to have abated. Even if there is an uptick in acquisition- and shareholder-friendly activity, this will largely be catch-up for the lack of activity over the last three years.

Inflows into the asset class have been generally strong although they ebbed somewhat toward the end of the reporting period. The aggressive issuance of the last several months may still prove to be an anomaly. Generally, issuance in the last year was healthy: refinancing for focused, high quality companies.

Among the sectors, Housing was the top industry performer, while Financial Services, Broadcasting and Lodging also outperformed for the 12-month time period. Energy, Technology and Metals and Mining were among the worst-performing sectors of the year in high yield.

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the High Yield Bond Fund (the “Fund”) returned 12.86% for the twelve months ended October 31, 2012. The Fund trailed the JPMorgan Global High-Yield Index (the “Index”) return of 14.00%, but outperformed the Lipper High Current Yield Funds Index return of 12.72% for the period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/2002 through 10/31/12

	Annualized Total Returns
	Periods Ended 10/31/12			Value of
	1 Year	5 Years	10 Years	$10,000 10/31/02- 10/31/12
Institutional Class(1,7)	13.12%	6.90%	8.26%	$22,124
Y Class(1,3,7)	12.74%	6.77%	8.20%	21,992
Investor Class(1,7)	12.86%	6.62%	7.97%	21,527
A Class with sales charge (1,4,7)	7.68%	5.66%	7.47%	20,561
A Class without sales charge (1,4,7)	13.01%	6.68%	8.00%	21,584
C Class with sales charge (1,5,7)	11.06%	6.26%	7.79%	21,163
C Class without sales charge (1,5,7)	12.06%	6.26%	7.79%	21,163
AMR Class (1,2,7)	13.46%	7.19%	8.42%	22,434
JPMorgan Global High-Yield Index (6)	12.72%	6.79%	9.35%	24,453
Lipper High Current Yield Funds Index (6)	14.00%	9.53%	11.11%	28,678

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class of the Fund was waived through 2004.
Performance prior to waiving fees was lower than the actual returns shown for periods through 2004.
2.	Fund performance for the ten-year period represents the total return achieved by the Institutional Class from 10/31/02 up to 9/4/07, the inception date of the AMR Class, and the returns of the AMR Class since its inception. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 10/31/02.
3.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 10/31/02 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The JPMorgan Global High-Yield Index (“JPMorgan Index”) is an unmanaged index of fixed income securities with a maximum credit rating of BB+ or Ba1. Issues must be publicly registered or issued under Rule 144A under the Securities Act of 1933, with a minimum issue size of $75 million (par amount). A maximum of two issues per issuer are included in the JPMorgan Index. Convertible bonds, preferred stock, and floating-rate bonds are excluded from the JPMorgan Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and AMR Class shares was 0.89%, 27.03%, 1.10%, 3.94%, 3.16%, and 0.61%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, the Fund’s returns relative to the Index were hampered by its positioning within various industries, while strong issue selection helped to offset some of the adverse positioning.

American Beacon High Yield Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

From an industry standpoint, issue selections in the Wireless, Banking, and Independent Energy industries benefited returns. Conversely, the Fund’s holdings trailed those within the Property & Casualty Insurance and Transportation Services industries.

From an industry allocation perspective, the Fund’s relative returns were diminished by underweighting Home Building (up 31.4%) and Building Products (up 21.9%).

From a credit quality perspective, issue selections in the B and CCC-rated categories had a positive impact to the Fund’s relative returns.

From a credit quality allocation perspective, overweighting the CCC-rated securities (up 13.9%) added value, while underweighting BB-rated securities (up 13.6%) detracted.

The sub-advisors’ “bottom-up”, research intensive investment process, which focuses on companies with strong cash flow and fundamental credit strength, remains in place.

Top Ten Holdings

% of Net Assets
Clear Channel Communications, Inc., 9.00%, Due 3/1/21	0.9%
Cenveo Corp., 8.875%, Due 2/1/18	0.9%
Sprint Nextel Corp., 8.375%, Due 8/15/17	0.7%
Nuveen Investments, Inc., 9.125%, Due 10/15/17, 144A	0.6%
Reynolds Group Issuer Inc., 8.50%, Due 5/15/18	0.6%
Synovus Financial Corp., 7.875%, Due 2/15/19	0.6%
Chesapeake Energy Corp., 6.625%, Due 8/15/20	0.6%
Clear Channel Worldwide Holdings, Inc., 7.625%, Due 3/15/20	0.5%
MacDermid, Inc., 9.50%, Due 4/15/2017, 144A	0.5%
Samson Investment Co., 9.75%, Due 2/15/2020, 144A	0.5%

Sector Allocation

% of Fixed Income
Corporate Obligations - Industrials	72.2%
Corporate Obligations - Financials	13.8%
Corporate Obligations - Utilities	11.6%
Equity	1.6%
Convertible Obligations	0.8%

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in high yield securities involves additional risks when compared to investing in investment-grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Retirement Income and Appreciation Fund (the “Fund”) returned 5.75% for the twelve months ended October 31, 2012. Its benchmark, a blend of 75% Barclays Capital Aggregate Index (the “Aggregate Index”) and 25% BofA Merrill Lynch All U.S. Convertibles Index (the “ML Index”) (combined the “Retirement Income and Appreciation Composite Index”), returned 6.30%. The Fund’s peer group, the Lipper Intermediate Investment Grade Index, returned 8.09% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 7/1/03* through 10/31/12

*Inception	of Fund

	Annualized Total Returns
	Periods Ended 10/31/12			Value of
			Since	$10,000
	1 Year	5 Years	Incep. (7/1/03)	7/1/03- 10/31/12
Y Class(1,2,7)	6.10%	5.35%	4.94%	$15,681
Investor Class(1,7)	5.75%	5.22%	4.86%	15,582
A Class with sales charge(1,3,7)	2.63%	4.20%	4.31%	14,833
A Class without sales charge(1,3,7)	5.78%	5.21%	4.86%	15,575
C Class with sales charge(1,4,7)	3.87%	4.82%	4.66%	15,294
C Class without sales charge(1,4,7)	4.87%	4.82%	4.63%	15,294
Retirement Income and Appreciation Composite Index(6)	6.30%	5.63%	5.31%	16,206
Barclays Capital Aggregate Index (5)	5.25%	6.38%	5.39%	15,569
BofA Merrill Lynch All U.S. Convertibles Index (5)	9.15%	2.37%	6.01%	17,245
Lipper Intermediate Investment Grade Index (5)	8.09%	6.50%	5.13%	15,952

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 7/1/03.
3.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 7/1/03. The maximum sales charge for A Class is 4.75%.
4.	Fund performance for the five-year and since inception periods represent the returns achieved by the Investor Class from 7/1/03 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 7/1/03. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
5.	The Barclays Capital Aggregate Index represents returns of the Barclays Capital Gov./Credit Intermediate Index (“Intermediate Index”) up to October 31, 2006 and the Barclays Capital Aggregate Index (“Aggregate Index”) thereafter. The Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	To reflect the Fund’s allocation of its assets between investment grade fixed-income securities and convertible securities, the returns of the Barclays Capital Aggregate Index and the BofA Merrill Lynch All U.S. Convertibles Index have been combined in a 75%/25% proportion.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Y, Investor, A, and C Class shares was 1.81%, 1.11%, 2.01%, and 2.00%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the “Manager”) that invests primarily in income producing, short and intermediate-term investment grade bonds and 25% to a sub-advisor that invests in securities including convertible bonds, convertible

American Beacon Retirement Income and Appreciation FundSM

Performance Overview

October 31, 2012 (Unaudited)

preferreds, high yield bonds, and equities in order to try to enhance the return of the overall Fund.

During the twelve-month period, the investment grade bond portion of the Fund returned 7.6% outperforming the 5.3% return for the Aggregate Index. This segment of the Fund’s outperformance can be attributed to a combination of favorable allocation decisions among sectors and credit quality categories, coupled with slightly stronger security selection within the various credit quality ranges.

During the period, the overweight allocation to Corporate and Commercial Mortgage Backed securities enhanced relative returns. Within the Corporate sector, the Fund’s overweight to Financials was a primary driver of the excess relative returns. In addition, the Commercial Mortgage Backed category was one of the strongest within the Aggregate Index, (up 10.5%), although the returns generated by the Fund’s holdings were not as strong as those in the Aggregate Index.

The Fund’s positioning and security selection among the various credit quality categories aided returns relative to the benchmark. During the period, lower quality securities generally outperformed those with a higher quality rating. A combination of being underweight to Treasury securities and overweight in the lower end of the investment grade spectrum (A & Baa) benefited the Fund from an allocation perspective. In addition, the positions held by the Fund outperformed those within the same categories of the Aggregate Index.

The remaining portion of the Fund, managed by the Fund’s sub-advisor, returned 4.6%. These results trailed the 9.2% return of the ML Index. This segment of the Fund’s underperformance can be attributed to less favorable portfolio positioning among economic sectors.

An overweight allocation to holdings in the Materials, Energy, and Technology sectors hindered relative returns as these were some of the weaker sectors. Additionally, having a smaller weight within the Financials sector also detracted from relative returns. While the Fund’s securities outperformed those in the ML Index during the period, those excess returns were not enough to offset the weaker relative returns from its sector positioning.

The Manager and the Fund’s sub-advisor remain focused on the Fund’s investment objectives of generating income and capital appreciation.

Top Ten Holdings

% of Net Assets
Government National Mortgage Association, 3.20%, Due 11/16/44	1.9%
Freddie Mac Gold Pool, 3.50%, Due 6/1/42	1.8%
Government National Mortgage Association, 2.70%, Due 4/16/43	1.8%
Government National Mortgage Association, 2.17%, Due 4/16/41	1.8%
Government National Mortgage Association, 2.21%, Due 12/16/2035	1.6%
Fannie Mae Pool, 5.00%, Due 1/1/41	1.5%
Government National Mortgage Association, 2.543%, Due 9/16/44	1.4%
NCUA Guaranteed Notes, 0.59%, Due 3/11/2020	1.2%
NCUA Guaranteed Notes, 0.64%, Due 10/7/2020	1.2%
Ally Master Owner Trust, 1.21%, Due 6/15/2017	1.1%

Sector Allocation

% of Fixed Income
Corporate	43.5%
Mortgage-Backed	25.2%
U.S. Treasury	15.0%
Convertible Obligations	10.0%
Commercial Mortgage-Backed Securities	3.1%
Asset-Backed Obligations	2.3%
Foreign Obligations	0.7%
Agency	0.2%

Sector Allocation

% of Equities
Information Technology	36.8%
Industrials	17.2%
Energy	16.8%
Financials	15.1%
Materials	5.2%
Consumer Staples	5.1%
Health Care	3.8%

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Intermediate Bond Fund (the “Fund”) returned 5.20% for the twelve months ended October 31, 2012, trailing the Barclays Capital Aggregate Index (the “Index”) return of 5.25% and the Lipper Intermediate Investment Grade Debt Funds Index return of 8.09% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/02 through 10/31/12

	Annualized Total Returns			Value of
	Periods Ended 10/31/12			$10,000
	1 Year	5 Years	10 Years	10/31/02- 10/31/12
Institutional Class(1,7)	5.59%	6.50%	5.44%	$16,986
Y Class(1,3,7)	5.33%	6.43%	5.41%	16,934
Investor Class (1,2,7)	5.20%	6.14%	5.26%	16,703
A Class with sales Charge(1,4,7)	-0.03%	5.01%	4.70%	15,826
A Class without sales Charge(1,4,7)	4.99%	6.03%	5.21%	16,616
C Class with sales Charge(1,5,7)	3.21%	5.71%	5.05%	16,371
C Class without sales Charge(1,5,7)	4.21%	5.71%	5.05%	16,371
Barclays Capital Agg. Index (6)	5.25%	6.38%	5.39%	16,910
Lipper Intermediate Inv. Grade Index (6)	8.09%	6.50%	5.54%	17,148

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/02.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 through 3/2/09, the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 4.75%.
5.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 through 3/2/09, the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. The Lipper Intermediate Investment Grade Index tracks the results of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Funds category. Lipper is an independent research and ranking service. One cannot directly invest in an index.
7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.36%, 0.74%, 0.87%, 1.14%, and 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that is based on expenses incurred during the period covered by this report.

The Fund’s modest underperformance relative to the Index was driven largely by weaker security selection within sectors and credit quality categories. However, the Fund’s weightings in the various sectors and credit quality categories offset much of the poor security selection.

During the period, the overweight allocation to Corporate securities helped relative returns. The Fund’s overweight to the Financial sector was a positive as Financial securities were one of the best performing categories in the market (up 12.8%). Particularly, overweighting the Banking industry proved most beneficial.

The performance from the Fund’s Commercial Mortgage Backed and Corporate securities trailed those in the Index and hampered relative returns. The Commercial Mortgage Backed and Corporate categories were two of the strongest within the Index, (up 10.5% and 10.4%,

American Beacon Intermediate Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

respectively) and, while the Fund’s holdings participated in the positive results, the returns generated were not as strong as those from the Index.

The Fund’s positioning with the various credit quality categories helped returns relative to the benchmark. Maintaining an underweight allocation to Agency securities was a positive in addition to having a higher allocation to A-rated securities. Performance from the Fund’s Aaa (highest rated and considered to have minimal credit risk) lagged those in the Index (2.3% vs. 4.8%) and hindered performance on a relative basis.

The Fund’s duration positioning during the period remained similar to the duration profile of the Index. As interest rates declined in the maturity range in which the Fund typically invests (3 - 7 years), its holdings participated in the positive price gains. Securities with a duration between 5-6 years generated the strongest results gaining 14.2%.

The Fund’s investment managers remain focused on a conservative approach toward investing in the bond market and on issuer-specific opportunities.

Top Ten Holdings

% of Net Assets
Fannie Mae Pool, 4.50%, Due 4/1/41	1.7%
Government National Mortgage Association, 2.17%, Due 4/16/41	1.5%
Fannie Mae Pool, 4.00%, Due 12/1/40	1.4%
Freddie Mac Gold Pool, 3.50%, Due 6/1/42	1.3%
Fannie Mae Pool, 5.00%, Due 5/1/35	1.3%
Freddie Mac Gold Pool, 3.00%, Due 8/1/42	1.2%
Freddie Mac Gold Pool, 4.00%, Due 10/1/39	1.2%
Fannie Mae Pool, 4.00%, Due 9/1/41	1.0%
Government National Mortgage Association, 1.732%, Due 5/16/42	0.9%
Wachovia Corp., 5.75%, Due 2/1/18	0.9%

Sector Allocation

% of Fixed Income
Corporate	46.5%
Mortgage-Backed	32.7%
U.S. Treasury	14.9%
Asset-Backed Obligations	2.6%
Commercial Mortgage-Backed Securities	2.5%
Sovereign Obligations	0.7%
Agency	0.1%

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer's credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

The Investor Class of the Short-Term Bond Fund (the “Fund”) returned 2.28% for the twelve months ended October 31, 2012, which outperformed the BofA Merrill Lynch 1-3 Year Gov/Corp Index (the “Index”) return of 1.33% but underperformed the Lipper Short Investment Grade Bond Funds Index (the “Lipper”) return of 3.70%.

Comparison of Change in Value of a $10,000 Investment

For the Period from 10/31/02 through 10/31/12

	Annualized Total Returns			Value of
	Periods Ended 10/31/12			$10,000
	1 Year	5 Years	10 Years	10/31/02- 10/31/12
Institutional Class(1,6)	2.72%	3.06%	3.26%	$13,787
Y Class(1,2,6)	3.30%	2.93%	3.24%	13,772
Investor Class(1,6)	2.28%	3.21%	2.88%	13,175
A Class with sales Charge(1,3,6)	-0.30%	2.07%	2.51%	12,817
A Class without sales Charge(1,3,6)	2.22%	2.60%	2.77%	13,143
C Class with sales Charge(1,4,6)	0.98%	2.18%	2.59%	12,950
C Class without sales Charge(1,4,6)	1.98%	2.18%	2.59%	12,950
Lipper Short Inv. Grade Bond Funds Index (5)	3.70%	3.17%	3.10%	13,580
BofA Merrill Lynch 1-3Yr. Gov./Corp Index(5)	1.33%	3.19%	3.19%	13,695

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Investor Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.
2.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Institutional Class from 10/31/02 through 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/02.
3.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/02. The maximum sales charge for A Class is 2.50%.
4.	Fund performance for the five-year and ten-year periods represent the total returns achieved by the Investor Class from 10/31/02 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/02. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
5.	The BofA Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years. The Lipper Short Investment Grade Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Short Investment Grade Bond Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
6.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.38%, 1.44%, 0.91%, 1.39%, and 2.48%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, the Fund was overweight in the various credit sectors, primarily Financials, which outperformed as markets recovered following the European Central Bank’s aggressive policy measures.

The Fund’s overweight positions included investment-grade Corporates, Asset-Backeds, and Agency-Backed Mortgages - all of which outperformed Treasuries during the period. The Fund generally remains overweight in the various credit sectors to generate incremental yield-to-maturity compared to the Index.

Also during the period, the Fund’s duration was shorter than that of the Index, which helped as interest rates rose slightly along the short end of the yield curve. Given the unusually low levels of interest rates, we have maintained a short duration to protect the Fund from an ultimate rise in rates. While a rise in rates does not appear to be

American Beacon Short-Term Bond FundSM

Performance Overview

October 31, 2012 (Unaudited)

imminent, the absolute low level of yields warrants a more defensive approach towards duration.

In the mean time, we continue to look for opportunity in this low interest rate environment and strive to protect the Fund from volatility across the globe. We will maintain our conservative approach towards credit risk and seek to outperform over the long term on a risk-adjusted basis.

Top Ten Holdings

% of Net Assets
NCUA Guaranteed Notes, 0.59%, Due 3/11/20	2.6%
National Credit Union Administration, 0.678%, Due 1/8/20	2.5%
Government National Mortgage Association, 2.25%, Due 5/16/33	1.7%
Government National Mortgage Association, 2.45%, Due 7/16/32	1.7%
Ally Master Owner Trust, 1.031%, Due 9/15/16	1.7%
Government National Mortgage Association, 1.864%, Due 8/16/31	1.5%
ING Bank N.V., 1.808%, Due 6/9/2014, 144A	1.3%
Government National Mortgage Association, 2.45%, Due 7/16/38	1.3%
National Australia Bank Ltd., 1.416%, Due 7/25/14, 144A	1.3%
MetLife Institutional Funding II, 1.481%, Due 4/4/14, 144A	1.3%

Sector Allocation

% of Fixed Income
Corporate	48.3%
Commercial Mortgage-Backed Securities	20.4%
Asset-Backed Obligations	14.1%
Mortgage-Backed	12.5%
U.S. Treasury	4.7%

Investing in debt securities entails interest rate risk, which is the risk that debt securities will decrease in value with increases in market interest rates. Investing in foreign securities entails additional risk not associated with domestic securities, such as currency fluctuations, economic and political instability and differences in accounting standards. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including sales charges (loads) on purchase payments including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The following tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Institutional Class	High Yield Bond Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,060.62	$1,033.25	$1,013.63
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.97	$1.79	$2.02
Annualized Expense Ratio	0.96%	0.35%	0.40%

Y Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,059.38	$1,032.19	$1,031.83	$1,015.60
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.66	$4.09	$3.27	$3.28
Annualized Expense Ratio	0.90%	0.80%	0.64%	0.64%

Investor Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,059.38	$1,032.19	$1,031.83	$1,011.55
Expenses Paid During Period 5/1/12 - 10/31/12 *	$6.21	$5.82	$4.03	$3.99
Annualized Expense Ratio	1.20%	1.14%	0.79%	0.79%

A Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,060.78	$1,031.99	$1,029.89	$1,011.26
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.75	$5.87	$5.05	$4.30
Annualized Expense Ratio	1.11%	1.15%	0.99%	0.85%

C Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,055.74	$1,027.77	$1,026.97	$1,007.47
Expenses Paid During Period 5/1/12 - 10/31/12 *	$9.61	$9.99	$8.76	$8.07
Annualized Expense Ratio	1.86%	1.96%	1.72%	1.60%

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

AMR Class	High Yield Bond Fund
Beginning Account Value 5/1/12	$1,000.00
Ending Account Value 10/31/2012	$1,062.28
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.32
Annualized Expense Ratio	0.64%

Hypothetical Example for Comparison Purposes

The following tables provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund, such as redemption fees as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the following tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Institutional Class	High Yield Bond Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,020.31	$1,023.38	$1,023.13
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.88	$1.78	$2.03
Annualized Expense Ratio	0.96%	0.35%	0.40%

Y Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.10	$1,019.41	$1,021.17	$1,021.88
Expenses Paid During Period 5/1/12 - 10/31/12 *	$4.57	$4.06	$3.25	$3.20
Annualized Expense Ratio	0.90%	0.80%	0.64%	0.64%

Investor Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.10	$1,019.41	$1,021.17	$1,021.17
Expenses Paid During Period 5/1/12 - 10/31/12 *	$6.09	$5.79	$4.01	$4.01
Annualized Expense Ratio	1.20%	1.14%	0.79%	0.79%

A Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,019.56	$1,019.36	$1,020.16	$1,020.86
Expenses Paid During Period 5/1/12 - 10/31/12 *	$5.63	$5.84	$5.03	$4.32
Annualized Expense Ratio	1.11%	1.15%	0.99%	0.85%

American Beacon FundsSM

Fund Expenses

October 31, 2012 (Unaudited)

C Class	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Beginning Account Value 5/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/12	$1,015.79	$1,015.28	$1,016.49	$1,017.09
Expenses Paid During Period 5/1/12 - 10/31/12 *	$9.42	$9.93	$8.72	$8.11
Annualized Expense Ratio	1.86%	1.96%	1.72%	1.60%

AMR Class	High Yield Bond Fund
Beginning Account Value 5/1/12	$1,000.00
Ending Account Value 10/31/12	$1,021.92
Expenses Paid During Period 5/1/12 - 10/31/12 *	$3.25
Annualized Expense Ratio	0.64%

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon High Yield Bond Fund, American Beacon Intermediate Bond Fund, American Beacon Retirement Income and Appreciation Fund, and American Beacon Short-Term Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

December 27, 2012

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 0.38%
COMMUNICATIONS - 0.01%
Media - 0.01%
Dex One Corp. A	10,761	$10
SuperMedia, Inc.A	1,037	3

Total Communications		13

CONSUMER DISCRETIONARY - 0.12%
Automobiles - 0.12%
General Motors Co.A	6,381	163

INDUSTRIALS - 0.01%
Basic Materials - 0.01%
Catalyst Paper Corp.A B	8,426	8

RIGHTS - 0.24%
Charter Communications, Inc., Expires 11/30/2014A C	2,759	88
Charter Communications, Inc., Expires 11/30/2014A D	2,416	66
Horizon Lines, Inc., Expires 9/27/2036A C	3,581,642	190

Total Rights		344

Total Common Stocks (Cost $2,120)		528

CONVERTIBLE PREFERRED STOCKS - 0.33%
FINANCIALS - 0.33%
Diversified Financials - 0.33%
Bank of America Corp., 7.25%, Due 12/31/2049	210	234
Wells Fargo & Co, 7.50%, Due 12/31/2049	185	231

Total Convertible Preferred Stocks (Cost $384)		465

PREFERRED STOCKS - 0.73%
FINANCIALS - 0.73%
Diversified Financials - 0.01%
Federal Home Loan Mortgage Corp., 1.00%, Due 12/31/2049A E	10,000	17

Financials - 0.72%
GMAC Capital Trust I, 1.00%, Due 2/15/2040E	11,600	303
Zions Bancorporation, 9.50%, Due 12/31/2049	26,300	701

		1,004

Total Preferred Stocks (Cost $1,210)		1,021

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 0.80%
Alpha Appalachia Holdings, Inc., 3.25%, Due 8/1/2015	$725	686
Alpha Natural Resources, Inc., 2.375%, Due 4/15/2015	260	236
E*Trade Financial Corp., 0.01%, Due 8/31/2019	240	202

Total Convertible Obligations (Cost $1,069)		1,124

CORPORATE OBLIGATIONS - 90.01%
Financials - 12.77%
ACE Cash Express, Inc., 11.00%, Due 2/1/2019F	275	259
Algeco Scotsman Global Finance plc, 8.50%, Due 10/15/2018F	515	530
Alliant Holdings I, Inc., 11.00%, Due 5/1/2015F	425	438
Ally Financial, Inc.,
4.625%, Due 6/26/2015	105	109
5.50%, Due 2/15/2017	215	228
6.25%, Due 12/1/2017	80	88
8.00%, Due 12/31/2018	200	226
7.50%, Due 9/15/2020	500	589
Alphabet Holding Co. Inc., 7.75%, Due 11/1/2017F	140	141
ARD Finance S.A., 11.125%, Due 6/1/2018F G	411	423

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Bank of America Corp., 8.125%, Due 12/31/2049E	$400	$453
Bank One Capital III, 8.75%, Due 9/1/2030	275	394
CDW LLC,
8.00%, Due 12/15/2018E H	140	153
8.50%, Due 4/1/2019H	500	534
Cemex Finance LLC, 9.375%, Due 10/12/2022F H	200	209
CIT Group, Inc.,
6.625%, Due 4/1/2018F	100	112
5.375%, Due 5/15/2020	200	214
5.00%, Due 8/15/2022	300	311
CKE Holdings, Inc., 10.50%, Due 3/14/2016F G	238	253
CNL Lifestyle Properties, Inc., 7.25%, Due 4/15/2019	250	237
DJO Finance LLC,
8.75%, Due 3/15/2018F H	100	107
7.75%, Due 4/15/2018H	365	338
9.875%, Due 4/15/2018F H	195	191
E*Trade Financial Corp.,
7.875%, Due 12/1/2015	235	238
6.75%, Due 6/1/2016	45	48
12.50%, Due 11/30/2017G	550	623
Eksportfinans ASA, 2.375%, Due 5/25/2016	275	259
General Electric Capital Corp., 7.125%, Due 12/31/2049E	100	114
Genworth Financial, Inc., 6.15%, Due 11/15/2066E	200	137
Hub International Ltd., 8.125%, Due 10/15/2018F	545	560
Innovation Ventures LLC, 9.50%, Due 8/15/2019F H	375	359
International Lease Finance Corp., 5.65%, Due 6/1/2014	400	420
iStar Financial, Inc., 9.00%, Due 6/1/2017	255	276
Mcron Finance Sub LLC, 8.375%, Due 5/15/2019F H	135	139
MetLife, Inc., 10.75%, Due 8/1/2069	150	226
Nara Cable Funding Ltd., 8.875%, Due 12/1/2018F	350	331
Nationwide Mutual Insurance Co., 9.375%, Due 8/15/2039F	225	326
Nuveen Investments, Inc.,
5.50%, Due 9/15/2015	380	363
9.125%, Due 10/15/2017F	805	803
9.50%, Due 10/15/2020F	580	584
Offshore Group Investments Ltd.,
11.50%, Due 8/1/2015	421	463
7.50%, Due 11/1/2019F	380	374
Oppenheimer Holdings, Inc., 8.75%, Due 4/15/2018	400	412
Provident Funding Associates LP, 10.125%, Due 2/15/2019F I	110	114
Regions Bank, 7.50%, Due 5/15/2018	250	301
ROC Finance LLC, 12.125%, Due 9/1/2018F H	375	433
Samson Investment Co., 9.75%, Due 2/15/2020F	720	759
Sophia LP, 9.75%, Due 1/15/2019F I	200	214
Synovus Financial Corp.,
5.125%, Due 6/15/2017	395	387
7.875%, Due 2/15/2019	725	815
Tronox Finance LLC, 6.375%, Due 8/15/2020F H	215	214
UPCB Finance VI Ltd., 6.875%, Due 1/15/2022F	200	214
UR Financing Escrow Corp.,
5.75%, Due 7/15/2018F	65	70
7.375%, Due 5/15/2020F	125	135
7.625%, Due 4/15/2022F	395	433
Western Alliance Bancorp, 10.00%, Due 9/1/2015	220	242

		17,923

Industrials - 66.58%
Abengoa Finance SAU, 8.875%, Due 11/1/2017F	250	230
Acadia Healthcare Co. Inc, 12.875%, Due 11/1/2018	170	200
ADS Waste Holdings, Inc., 8.25%, Due 10/1/2020F	300	311
Advanced Micro Devices, Inc., 7.75%, Due 8/1/2020	200	166
Agrokor DD, 8.875%, Due 2/1/2020F	200	208
Aircastle Ltd., 9.75%, Due 8/1/2018	290	328
Alere, Inc., 8.625%, Due 10/1/2018	205	215

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Allison Transmission, Inc., 7.125%, Due 5/15/2019F	$380	$404
Alpha Natural Resources, Inc.,
9.75%, Due 4/15/2018	230	233
6.00%, Due 6/1/2019	100	88
6.25%, Due 6/1/2021	100	87
AMC Entertainment, Inc., 9.75%, Due 12/1/2020	160	180
American Petroleum Tankers Parent LLC, 10.25%, Due 5/1/2015H	300	314
Antero Resources Finance Corp., 9.375%, Due 12/1/2017	180	198
ArcelorMittal,
5.75%, Due 3/1/2021	100	97
6.50%, Due 2/25/2022	300	295
Arch Coal, Inc., 8.75%, Due 8/1/2016	205	208
Ardagh Packaging Finance plc, 9.125%, Due 10/15/2020F	200	209
Atkore International, Inc., 9.875%, Due 1/1/2018	340	340
Avaya, Inc., 10.125%, Due 11/1/2015	225	200
Avis Budget Car Rental LLC, 9.75%, Due 3/15/2020H	385	438
Aviv Healthcare Properties LP, 7.75%, Due 2/15/2019I	200	211
Biomet, Inc.,
6.50%, Due 8/1/2020F	125	129
6.50%, Due 10/1/2020F	525	511
Boart Longyear Management Property Ltd., 7.00%, Due 4/1/2021F	230	233
Boise Paper Holdings LLC, 9.00%, Due 11/1/2017H	210	231
Bresnan Broadband Holdings LLC, 8.00%, Due 12/15/2018F H	475	511
Brightstar Corp., 9.50%, Due 12/1/2016F	245	262
Bristow Group, Inc., 6.25%, Due 10/15/2022	190	199
Burlington Coat Factory Warehouse Corp., 10.00%, Due 2/15/2019	565	623
Cablevision Systems Corp.,
8.625%, Due 9/15/2017	100	117
5.875%, Due 9/15/2022	160	159
Caesars Entertainment Operating Co. Inc.,
11.25%, Due 6/1/2017	550	594
12.75%, Due 4/15/2018	425	308
Caesars Operating Escrow LLC, 9.00%, Due 2/15/2020F H	325	323
Callon Petroleum Co., 13.00%, Due 9/15/2016	220	227
Carmike Cinemas, Inc., 7.375%, Due 5/15/2019	200	216
Carrols Restaurant Group, Inc., 11.25%, Due 5/15/2018F	175	191
Catalyst Paper Corp., 11.00%, Due 10/30/2017	146	119
CCO Holdings LLC, 5.25%, Due 9/30/2022H	125	126
CEDC Finance Corp International, Inc., 9.125%, Due 12/1/2016F	600	390
Cemex SAB de CV, 9.00%, Due 1/11/2018F	400	415
Cengage Learning Acquisitions, Inc., 10.50%, Due 1/15/2015F	375	320
CenturyLink, Inc., 5.80%, Due 3/15/2022	300	316
Cenveo Corp.,
7.875%, Due 12/1/2013	110	109
11.50%, Due 5/15/2017	400	322
8.875%, Due 2/1/2018	1,360	1,226
Cequel Communications Holdings I LLC, 6.375%, Due 9/15/2020F H	225	228
Ceridian Corp., 8.875%, Due 7/15/2019F	100	106
CEVA Group plc,
11.625%, Due 10/1/2016F	100	103
8.375%, Due 12/1/2017F	100	96
11.50%, Due 4/1/2018F	100	86
CHC Helicopter S.A., 9.25%, Due 10/15/2020	400	406
Chesapeake Midstream Partners LP, 6.125%, Due 7/15/2022I	425	449
Chesapeake Oilfield Operating LLC, 6.625%, Due 11/15/2019F H	300	286
Chester Downs & Marina LLC, 9.25%, Due 2/1/2020F H	300	299
Chrysler Group LLC, 8.00%, Due 6/15/2019H	440	468
CHS/Community Health Systems, Inc.,
5.125%, Due 8/15/2018	100	104
8.00%, Due 11/15/2019	550	592
7.125%, Due 7/15/2020	200	212
Cie Generale de Geophysique - Veritas, 6.50%, Due 6/1/2021	400	422

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Cincinnati Bell, Inc.,
8.75%, Due 3/15/2018	$300	$303
8.375%, Due 10/15/2020	115	124
Clear Channel Communications, Inc., 9.00%, Due 3/1/2021	1,520	1,325
Clear Channel Worldwide Holdings, Inc.,
7.625%, Due 3/15/2020	790	749
Clearwire Communications LLC, 12.00%, Due 12/1/2017F H	320	354
ClubCorp Club Operations, Inc., 10.00%, Due 12/1/2018	300	332
Colt Defense LLC, 8.75%, Due 11/15/2017H	200	136
Columbus International, Inc., 11.50%, Due 11/20/2014F	330	370
CommScope, Inc., 8.25%, Due 1/15/2019F	400	431
Comstock Resources, Inc., 7.75%, Due 4/1/2019	310	315
Concho Resources, Inc., 6.50%, Due 1/15/2022	200	220
Consol Energy, Inc.,
8.00%, Due 4/1/2017	100	106
8.25%, Due 4/1/2020	300	318
Consolidated Container Co. LLC, 10.125%, Due 7/15/2020F H	200	213
CRC Health Corp., 10.75%, Due 2/1/2016	300	282
Cricket Communications, Inc., 7.75%, Due 10/15/2020	510	526
Crown Castle International Corp., 5.25%, Due 1/15/2023F	500	518
Crown Media Holdings, Inc., 10.50%, Due 7/15/2019	320	361
CSC Holdings LLC, 6.75%, Due 11/15/2021F H	300	334
Cumulus Media Holdings, Inc., 7.75%, Due 5/1/2019	535	523
Dave & Buster's, Inc., 11.00%, Due 6/1/2018	300	336
DaVita, Inc., 5.75%, Due 8/15/2022	225	235
Del Monte Corp., 7.625%, Due 2/15/2019	515	529
Digicel Group Ltd., 8.25%, Due 9/30/2020F	400	431
DISH DBS Corp.,
7.125%, Due 2/1/2016	600	670
5.875%, Due 7/15/2022	105	110
Drill Rigs Holdings, Inc., 6.50%, Due 10/1/2017F	525	522
DynCorp International, Inc., 10.375%, Due 7/1/2017	280	246
eAccess Ltd., 8.25%, Due 4/1/2018F	300	336
Eagle Rock Energy Partners LP, 8.375%, Due 6/1/2019I	300	299
Earthlink, Inc., 8.875%, Due 5/15/2019	215	220
Eileme 2 AB, 11.625%, Due 1/31/2020F	200	225
Emergency Medical Services Corp., 8.125%, Due 6/1/2019	400	424
Endo Pharmaceuticals Holdings, Inc., 7.00%, Due 7/15/2019	200	216
Energy XXI Gulf Coast, Inc., 9.25%, Due 12/15/2017	360	406
EnergySolutions Inc., 10.75%, Due 8/15/2018	425	394
Entercom Radio LLC, 10.50%, Due 12/1/2019H	210	229
EPL Oil & Gas, Inc.,
8.25%, Due 2/15/2018F	775	768
Euramax International, Inc., 9.50%, Due 4/1/2016	200	184
EVERTEC, Inc., 11.00%, Due 10/1/2018	350	382
ExamWorks Group, Inc., 9.00%, Due 7/15/2019	200	210
EXCO Resources, Inc., 7.50%, Due 9/15/2018	485	456
Exopack Holding Corp., 10.00%, Due 6/1/2018	400	370
Expro Finance Luxembourg SCA, 8.50%, Due 12/15/2016F	400	410
FAGE Dairy Industry S.A., 9.875%, Due 2/1/2020F	275	275
FGI Operating Co. LLC, 7.875%, Due 5/1/2020F H	225	244
First Data Corp.,
10.55%, Due 9/24/2015	300	308
8.25%, Due 1/15/2021F	500	500
12.625%, Due 1/15/2021	375	387
Florida East Coast Railway Corp., 8.125%, Due 2/1/2017	300	318
FMG Resources August 2006 Property Ltd.,
7.00%, Due 11/1/2015F	210	212
6.00%, Due 4/1/2017F	225	216
6.875%, Due 2/1/2018F	500	484
Fontainebleau Las Vegas Holdings LLC, 10.25%, Due 6/15/2015E F H J K	800	1
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019	450	417
Ford Motor Credit Co. LLC,

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
6.625%, Due 8/15/2017H	$200	$234
8.125%, Due 1/15/2020H	200	254
Freescale Semiconductor, Inc.,
10.125%, Due 3/15/2018F	300	324
9.25%, Due 4/15/2018F	200	214
8.05%, Due 2/1/2020	200	187
10.75%, Due 8/1/2020	200	210
Frontier Communications Corp.,
8.50%, Due 4/15/2020	400	462
8.75%, Due 4/15/2022	300	346
Geo Group, Inc., 6.625%, Due 2/15/2021	200	216
Goodrich Petroleum Corp., 8.875%, Due 3/15/2019	620	619
Goodyear Tire & Rubber Co., 8.25%, Due 8/15/2020	100	109
Gray Television, Inc., 7.50%, Due 10/1/2020F	375	370
Grifols, Inc., 8.25%, Due 2/1/2018	400	444
GWR Operating Partnership LLP, 10.875%, Due 4/1/2017L	400	456
Hanger Orthopedic Group, Inc., 7.125%, Due 11/15/2018	170	178
HCA, Inc.,
7.19%, Due 11/15/2015	300	330
7.50%, Due 2/15/2022	400	447
5.875%, Due 3/15/2022	320	343
5.875%, Due 5/1/2023	275	278
HDTFS, Inc., 6.25%, Due 10/15/2022F	100	101
Health Management Associates, Inc., 7.375%, Due 1/15/2020	100	108
Helix Energy Solutions Group, Inc., 9.50%, Due 1/15/2016F	177	183
Hercules Offshore, Inc.,
7.125%, Due 4/1/2017F	185	191
10.25%, Due 4/1/2019F	580	607
Hertz Corp.,
6.75%, Due 4/15/2019F	400	424
Hilcorp Energy I LP, 8.00%, Due 2/15/2020F I	200	219
Hologic, Inc., 6.25%, Due 8/1/2020F	100	106
Horizon Lines LLC,
1.00%, Due 10/15/2016F H	400	380
11.00%, Due 10/15/2016F H	174	171
Horsehead Holding Corp., 10.50%, Due 6/1/2017F	195	202
Hughes Satellite Systems Corp., 7.625%, Due 6/15/2021	450	501
Hyva Global BV, 8.625%, Due 3/24/2016F	200	187
IAMGOLD Corp., 6.75%, Due 10/1/2020F	230	229
Ineos Finance plc, 8.375%, Due 2/15/2019F	200	210
Ineos Group Holdings Ltd., 8.50%, Due 2/15/2016F	200	193
Infor US, Inc., 9.375%, Due 4/1/2019	350	387
Inmet Mining Corp., 8.75%, Due 6/1/2020F	400	415
Integra Telecom Holdings, Inc., 10.75%, Due 4/15/2016F	390	398
Intelsat Jackson Holdings S.A.,
7.25%, Due 10/15/2020F	350	371
7.50%, Due 4/1/2021	300	322
6.625%, Due 12/15/2022F	270	268
Intelsat Luxembourg S.A., 11.50%, Due 2/4/2017	300	316
International Automotive Components Group SL, 9.125%, Due 6/1/2018F	200	193
inVentiv Health, Inc., 10.00%, Due 8/15/2018F	580	525
iPayment, Inc., 10.25%, Due 5/15/2018	300	264
Isle of Capri Casinos, Inc.,
7.75%, Due 3/15/2019	150	161
8.875%, Due 6/15/2020F	245	258
ITC Deltacom, Inc., 10.50%, Due 4/1/2016	360	387
Jaguar Holding Co. I, 9.375%, Due 10/15/2017F	200	203
Jaguar Holding Co. II, 9.50%, Due 12/1/2019F	100	112
Jarden Corp., 7.50%, Due 5/1/2017	165	187
JBS USA LLC, 8.25%, Due 2/1/2020F H	550	567
Jo-Ann Stores Holdings, Inc.,
8.125%, Due 3/15/2019F	30	30

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
9.75%, Due 10/15/2019F	$215	$212
K Hovnanian Enterprises, Inc., 7.25%, Due 10/15/2020F	230	243
KB Home, 7.50%, Due 9/15/2022	100	109
Key Energy Services, Inc., 6.75%, Due 3/1/2021	200	199
Kodiak Oil & Gas Corp., 8.125%, Due 12/1/2019F	505	549
Level 3 Financing, Inc.,
4.469%, Due 2/15/2015E	420	419
10.00%, Due 2/1/2018	425	474
8.625%, Due 7/15/2020	380	414
Libbey Glass, Inc., 6.875%, Due 5/15/2020F	120	128
Liberty Tire Recycling, 11.00%, Due 10/1/2016F	250	248
LIN Television Corp., 8.375%, Due 4/15/2018	310	335
Linn Energy LLC,
6.50%, Due 5/15/2019H	355	358
8.625%, Due 4/15/2020H	500	547
7.75%, Due 2/1/2021H K	350	374
Lions Gate Entertainment, Inc., 10.25%, Due 11/1/2016F	155	174
Louisiana-Pacific Corp., 7.50%, Due 6/1/2020	255	284
LyondellBasell Industries N.V., 5.00%, Due 4/15/2019	245	265
M/I Homes, Inc., 8.625%, Due 11/15/2018	200	217
MacDermid, Inc., 9.50%, Due 4/15/2017F	715	746
Manitowoc Co. Inc, 8.50%, Due 11/1/2020	150	168
Marina District Finance Co. Inc, 9.50%, Due 10/15/2015	595	601
MedAssets, Inc., 8.00%, Due 11/15/2018	400	434
Media General, Inc., 11.75%, Due 2/15/2017	200	229
Meritor, Inc., 10.625%, Due 3/15/2018	300	303
MGM Resorts International,
6.625%, Due 7/15/2015	400	425
11.375%, Due 3/1/2018	200	235
8.625%, Due 2/1/2019F	105	114
6.75%, Due 10/1/2020F	235	233
Midwest Vanadium Property Ltd., 11.50%, Due 2/15/2018F	200	120
Monitronics International, Inc., 9.125%, Due 4/1/2020	290	303
National CineMedia LLC, 7.875%, Due 7/15/2021H	100	109
Navistar International Corp., 8.25%, Due 11/1/2021	200	187
NBTY, Inc., 9.00%, Due 10/1/2018	200	224
NCL Corp Ltd., 11.75%, Due 11/15/2016	350	401
NewPage Corp., 11.375%, Due 12/31/2014J K	300	143
Nexstar Broadcasting, Inc.,
8.875%, Due 4/15/2017	150	164
6.875%, Due 11/15/2020F	225	226
NII Capital Corp., 7.625%, Due 4/1/2021	365	288
Nord Anglia Education UK Holdings plc, 10.25%, Due 4/1/2017F	200	218
Norske Skogindustrier ASA, 6.125%, Due 10/15/2015F	750	633
Nortek, Inc.,
10.00%, Due 12/1/2018	230	255
8.50%, Due 4/15/2021	240	258
Novelis, Inc., 8.75%, Due 12/15/2020	400	441
NPC International Inc., 10.50%, Due 1/15/2020	175	201
Nufarm Australia Ltd., 6.375%, Due 10/15/2019F	210	215
Old AII, Inc., 7.875%, Due 11/1/2020F	190	189
Olin Corp., 5.50%, Due 8/15/2022	300	310
OnCure Holdings, Inc., 11.75%, Due 5/15/2017	600	360
Orion Engineered Carbons Bondco GmbH, 9.625%, Due 6/15/2018F	200	220
Parker Drilling Co., 9.125%, Due 4/1/2018	170	182
Peabody Energy Corp., 7.375%, Due 11/1/2016	600	686
Petco Animal Supplies, Inc., 9.25%, Due 12/1/2018F	100	110
Petco Holdings, Inc., 8.50%, Due 10/15/2017F	220	221
Petroquest Energy, Inc., 10.00%, Due 9/1/2017	250	259
Pinnacle Entertainment, Inc., 7.75%, Due 4/1/2022	85	92
Pinnacle Foods Finance LLC, 9.25%, Due 4/1/2015H	27	28
Pioneer Energy Services Corp., 9.875%, Due 3/15/2018	160	173
Post Holdings, Inc., 7.375%, Due 2/15/2022F	125	133

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Prestige Brands, Inc., 8.25%, Due 4/1/2018	$300	$330
Quality Distribution LLC, 9.875%, Due 11/1/2018H	250	273
Quicksilver Resources, Inc., 9.125%, Due 8/15/2019	300	293
Radio One, Inc., 6.00%, Due 5/24/2016G	207	182
Radio Systems Corp., 8.375%, Due 11/1/2019F	200	204
Radnet Management, Inc., 10.375%, Due 4/1/2018	350	352
Reliance Intermediate Holdings LP, 9.50%, Due 12/15/2019F I	200	229
Reynolds Group Issuer Inc.,
8.50%, Due 5/15/2018	800	795
9.00%, Due 4/15/2019	385	390
9.875%, Due 8/15/2019	100	105
5.75%, Due 10/15/2020F	360	364
8.25%, Due 2/15/2021	200	197
Rite Aid Corp., 9.75%, Due 6/12/2016	625	680
Rockwood Specialties Group, Inc., 4.625%, Due 10/15/2020	100	103
Rosetta Resources, Inc., 9.50%, Due 4/15/2018	250	276
Ryland Group, Inc., 5.375%, Due 10/1/2022	145	147
Ryman Hospitality Properties, 6.75%, Due 11/15/2014	190	190
Sabine Pass LNG LP,
7.50%, Due 11/30/2016I	545	594
6.50%, Due 11/1/2020F I	210	214
Salem Communications Corp., 9.625%, Due 12/15/2016	105	117
Sanmina-SCI Corp., 7.00%, Due 5/15/2019F	140	137
Schaeffler Finance BV, 8.50%, Due 2/15/2019F	200	223
Select Medical Corp., 7.625%, Due 2/1/2015	41	41
Select Medical Holdings Corp., 6.429%, Due 9/15/2015E	205	204
Shea Homes LP, 8.625%, Due 5/15/2019I	200	223
Shingle Springs Tribal Gaming Authority, 9.375%, Due 6/15/2015F	200	167
Simmons Foods, Inc., 10.50%, Due 11/1/2017F	400	341
Sirius XM Radio, Inc.,
8.75%, Due 4/1/2015F	175	199
5.25%, Due 8/15/2022F	115	115
Sitel LLC,
11.00%, Due 8/1/2017F H	100	101
11.50%, Due 4/1/2018H	200	143
Sky Growth Acquisition Corp., 7.375%, Due 10/15/2020F	525	522
Smurfit Kappa Treasury Funding Ltd., 7.50%, Due 11/20/2025	425	438
Spansion LLC, 7.875%, Due 11/15/2017H	85	85
Spectrum Brands Holdings, Inc., 9.50%, Due 6/15/2018F	205	230
Sprint Capital Corp., 8.75%, Due 3/15/2032	280	330
Sprint Nextel Corp.,
9.125%, Due 3/1/2017	115	135
8.375%, Due 8/15/2017	800	927
9.00%, Due 11/15/2018F	500	617
7.00%, Due 3/1/2020F	100	116
7.00%, Due 8/15/2020	280	307
11.50%, Due 11/15/2021	550	731
SRA International, Inc., 11.00%, Due 10/1/2019	100	101
SunGard Data Systems, Inc.,
6.625%, Due 11/1/2019F	295	298
7.625%, Due 11/15/2020	200	217
Swift Services Holdings, Inc., 10.00%, Due 11/15/2018	155	166
Syniverse Holdings, Inc., 9.125%, Due 1/15/2019	195	208
Taminco Global Chemical Corp., 9.75%, Due 3/31/2020F	360	391
Taylor Morrison Communities Inc.,
7.75%, Due 4/15/2020F	600	640
Telesat Canada, 12.50%, Due 11/1/2017H	375	416
Tesoro Logistics LP, 5.875%, Due 10/1/2020F I	50	52
Titan International, Inc., 7.875%, Due 10/1/2017	460	486
Tower Automotive Holdings USA LLC, 10.625%, Due 9/1/2017F H	250	272
TransUnion LLC, 11.375%, Due 6/15/2018H	100	116
tw telecom holdings, Inc., 8.00%, Due 3/1/2018	200	220

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
UCI International, Inc., 8.625%, Due 2/15/2019	$225	$223
United Rentals North America, Inc., 8.375%, Due 9/15/2020	300	329
Univision Communications, Inc.,
7.875%, Due 11/1/2020F	400	424
8.50%, Due 5/15/2021F	375	377
Valeant Pharmaceuticals International, 6.375%, Due 10/15/2020F	280	295
Vedanta Resources plc, 8.25%, Due 6/7/2021F	240	247
Verso Paper Holdings LLC, 11.75%, Due 1/15/2019F H	400	420
Visant Corp., 10.00%, Due 10/1/2017	540	522
Viskase Cos., Inc., 9.875%, Due 1/15/2018F	150	155
VPI Escrow Corp., 6.375%, Due 10/15/2020F	500	526
W&T Offshore, Inc.,
8.50%, Due 6/15/2019F	495	521
Warner Chilcott Co. LLC, 7.75%, Due 9/15/2018H	360	380
WaveDivision Escrow LLC, 8.125%, Due 9/1/2020F H	135	139
West Corp., 7.875%, Due 1/15/2019	300	306
Western Refining, Inc., 11.25%, Due 6/15/2017F	300	331
Westmoreland Coal Co., 10.75%, Due 2/1/2018	460	454
WideOpenWest Finance LLC, 10.25%, Due 7/15/2019F H	100	105
Wind Acquisition Finance S.A.,
11.75%, Due 7/15/2017F	600	584
7.25%, Due 2/15/2018F	325	317
Wind Acquisition Holdings Finance S.A., 12.25%, Due 7/15/2017F G	272	231
Windstream Corp., 7.50%, Due 6/1/2022	225	239
WMG Acquisition Corp.,
11.50%, Due 10/1/2018F	150	169
6.00%, Due 1/15/2021F	625	626
Wok Acquisition Corp., 10.25%, Due 6/30/2020F	145	154
Wolverine World Wide, Inc., 6.125%, Due 10/15/2020F	210	219
Yonkers Racing Corp., 11.375%, Due 7/15/2016F	400	424

		93,454

Utilities - 10.66%
AES Corp., 9.75%, Due 4/15/2016	210	251
Basic Energy Services, Inc., 7.75%, Due 10/15/2022F	290	282
Calpine Corp.,
7.875%, Due 7/31/2020F	90	99
7.50%, Due 2/15/2021F	450	489
Calumet Specialty Products Partners LP, 9.375%, Due 5/1/2019I	300	323
Carrizo Oil & Gas, Inc.,
8.625%, Due 10/15/2018	300	323
7.50%, Due 9/15/2020	100	102
Chaparral Energy, Inc.,
9.875%, Due 10/1/2020	300	341
8.25%, Due 9/1/2021	185	202
7.625%, Due 11/15/2022F	280	296
Chesapeake Energy Corp.,
9.50%, Due 2/15/2015	230	258
6.625%, Due 8/15/2020	840	881
6.875%, Due 11/15/2020	280	297
6.125%, Due 2/15/2021	125	127
Clayton Williams Energy, Inc., 7.75%, Due 4/1/2019	300	301
Consolidated Communications Finance Co., 10.875%, Due 6/1/2020F	195	207
Continental Resources, Inc., 5.00%, Due 9/15/2022	240	253
Crosstex Energy LP, 8.875%, Due 2/15/2018I	400	429
Elwood Energy LLC, 8.159%, Due 7/5/2026H	287	294
Energy Future Holdings Corp., 5.55%, Due 11/15/2014	230	133
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020H	380	415
Energy Transfer Equity LP, 7.50%, Due 10/15/2020I	400	455
Enterprise Products Operating LLC, 7.034%, Due 1/15/2068E H	300	343
Genesis Energy LP, 7.875%, Due 12/15/2018I	200	212
GenOn Energy, Inc., 7.625%, Due 6/15/2014	200	214
Halcon Resources Corp., 8.875%, Due 5/15/2021F	100	101
Holly Energy Partners LP, 6.50%, Due 3/1/2020F I	225	236

See accompanying notes

American Beacon High Yield Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Intergen N.V., 9.00%, Due 6/30/2017F	$400	$379
Magnum Hunter Resources Corp., 9.75%, Due 5/15/2020F	510	523
Martin Midstream Partners LP, 8.875%, Due 4/1/2018I	437	458
MetroPCS Wireless, Inc., 6.625%, Due 11/15/2020	215	231
Newfield Exploration Co., 5.625%, Due 7/1/2024	145	155
Nokia Corp., 5.375%, Due 5/15/2019	275	228
NRG Energy, Inc.,
7.625%, Due 5/15/2019	340	362
7.875%, Due 5/15/2021	535	585
Penn Virginia Resource Partners LP, 8.375%, Due 6/1/2020F I	200	210
Plains Exploration & Production Co.,
6.125%, Due 6/15/2019	300	299
6.75%, Due 2/1/2022	100	101
6.875%, Due 2/15/2023	100	100
QEP Resources, Inc.,
5.375%, Due 10/1/2022	200	210
5.25%, Due 5/1/2023	100	104
QR Energy LP, 9.25%, Due 8/1/2020F I	370	384
Regency Energy Partners LP, 6.50%, Due 7/15/2021I	225	244
Resolute Energy Corp., 8.50%, Due 5/1/2020F	495	510
Rockies Express Pipeline LLC, 5.625%, Due 4/15/2020F H	205	195
SandRidge Energy, Inc.,
8.00%, Due 6/1/2018F	400	420
7.50%, Due 2/15/2023F	130	135
Targa Resources Partners LP,
6.875%, Due 2/1/2021I	200	217
5.25%, Due 5/1/2023F I	165	167
Texas Competitive Electric Holdings Co. LLC, 11.50%, Due 10/1/2020F H	700	501
WPX Energy, Inc., 6.00%, Due 1/15/2022	360	386

		14,968

Total Corporate Obligations (Cost $122,115)		126,345

	Shares
SHORT-TERM INVESTMENTS - 4.41% (Cost $6,184)
JPMorgan U.S. Government Money Market Fund, Capital Class	6,184,367	6,184

TOTAL INVESTMENTS - 96.66% (Cost $133,084)		135,667
OTHER ASSETS, NET OF LIABILITIES - 3.34%		4,696

TOTAL NET ASSETS - 100.00%		$140,363

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Valued at fair value pursuant to procedures approved by the Board of Trustees.
C	Call.
D	Put.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $49,844 or 35.51% of net assets. The Fund has no right to demand registration of these securities.

G	Is Payment in Kind.
H	Limited Liability Company.
I	Limited Partnership.
J	In Default.
K	Non-voting participating shares.
L	Limited Liability Partnership.

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 4.77%
ENERGY - 0.42%
Energy Equipment & Services - 0.18%
National Oilwell Varco, Inc.	4,075	$300

Oil & Gas - 0.24%
Occidental Petroleum Corp.	5,300	419

Total Energy		719

FINANCIALS - 0.68%
Franklin Resources, Inc.	5,550	709
T Rowe Price Group, Inc.	6,700	435

Total Financials		1,144

HEALTH CARE - 0.26%
Johnson & Johnson,	6,300	446

INDUSTRIALS - 0.46%
Construction & Engineering - 0.26%
Fluor Corp.	7,700	430

Machinery - 0.20%
Eaton Corp.	7,300	345

Total Industrials		775

INFORMATION TECHNOLOGY - 2.59%
Communications Equipment - 0.21%
Cisco Systems, Inc.	20,500	351

Internet Software & Services - 0.29%
eBay, Inc.A	10,000	483

IT Consulting & Services - 0.31%
Accenture plc, Class A	7,770	524

Semiconductor Equipment & Products - 0.52%
QUALCOMM, Inc.	15,100	884

Software - 1.26%
Microsoft Corp.	12,000	342
Oracle Corp.	17,000	528
SAP AG, ADRB	14,300	1,042
Symantec Corp.A	11,600	211

		2,123

Total Information Technology		4,365

MATERIALS - 0.36%
Barrick Gold Corp.,	15,200	616

Total Common Stock (Cost $7,612)		8,065

CONVERTIBLE PREFERRED - 0.36% (Cost $486)
CONSUMER STAPLES - 0.36%
Bunge Ltd., 4.875%, Due 12/31/2049	6,058	606

PREFERRED STOCK - 1.88%
ENERGY - 0.75%
Apache Corp., 6.00%, Due 8/1/2013	8,850	413

	Shares	Fair Value
		(000’s)
Chesapeake Energy Corp, 5.75%, Due 12/31/2049 C	300	$287
Chesapeake Energy Corp., 5.75%, Due 12/31/2049C	150	142
NextEra Energy, Inc., 5.599%, Due 6/1/2015	8,500	433

Total Energy		1,275

FINANCIALS - 0.38%
Banks - 0.08%
Fifth Third Bancorp, 8.50%, Due 12/31/2049	1,041	142

Diversified Financials - 0.30%
AMG Capital Trust I, 5.10%, Due 4/15/2036	9,588	508

Total Financials		650

INDUSTRIALS - 0.75%
Aerospace & Defense - 0.50%
United Technologies Corp., 7.50%, Due 8/1/2015	15,450	840

Consumer Discretionary - 0.25%
Stanley Black & Decker, Inc., 4.75%, Due 11/17/2015	3,500	424

Total Industrials		1,264

Total Preferred Stock (Cost $3,146)		3,189

	Par Amount
	(000’s)
CORPORATE OBLIGATIONS - 39.51%
Financials - 17.98%
AEGON Funding Co. LLC,
5.75%, Due 12/15/2020D	$250	295
American International Group, Inc.,
6.40%, Due 12/15/2020	775	952
4.875%, Due 6/1/2022	400	451
Aon Corp.,
8.205%, Due 1/1/2027	400	502
Bank of America Corp.,
7.80%, Due 9/15/2016	600	706
7.625%, Due 6/1/2019	1,250	1,585
Bank One Corp.,
4.90%, Due 4/30/2015	250	271
Barclays Bank plc,
3.90%, Due 4/7/2015	290	308
6.75%, Due 5/22/2019	650	797
Bear Stearns Cos. LLC,
7.25%, Due 2/1/2018D	925	1,151
BNP Paribas S.A.,
3.60%, Due 2/23/2016	280	296
Citigroup, Inc.,
1.290%, Due 4/1/2014E	98	98
0.722%, Due 11/5/2014E	300	297
8.50%, Due 5/22/2019	1,250	1,667
Danske Bank A/S,
1.390%, Due 4/14/2014C E	600	594
Deutsche Bank AG,

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
3.875%, Due 8/18/2014	$275	$290
Fifth Third Bancorp,
3.625%, Due 1/25/2016	275	296
General Electric Capital Corp.,
0.551%, Due 1/8/2016E	1,145	1,128
5.625%, Due 5/1/2018	250	297
6.00%, Due 8/7/2019	300	367
5.50%, Due 1/8/2020	650	773
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	475	527
6.25%, Due 9/1/2017	550	646
6.00%, Due 6/15/2020	835	980
HSBC Finance Corp.,
0.590%, Due 1/15/2014E	1,200	1,195
ING Bank N.V.,
5.125%, Due 5/1/2015C	300	315
3.75%, Due 3/7/2017C	1,100	1,165
JPMorgan Chase & Co.,
0.729%, Due 6/13/2016E	375	363
5.50%, Due 10/15/2040	350	426
Lincoln National Corp.,
4.75%, Due 2/15/2014	105	110
Lloyds TSB Bank plc,
4.375%, Due 1/12/2015C	300	319
Merrill Lynch & Co. Inc,
6.11%, Due 1/29/2037	275	301
MetLife, Inc.,
6.375%, Due 6/15/2034	400	524
Monumental Global Funding III,
0.540%, Due 1/15/2014C E	300	297
Morgan Stanley,
0.820%, Due 10/15/2015E	900	868
7.30%, Due 5/13/2019	530	638
5.625%, Due 9/23/2019	450	500
National Australia Bank Ltd.,
4.375%, Due 12/10/2020C	250	281
Nordea Bank AB,
4.875%, Due 1/27/2020C	250	285
Nuveen Investments, Inc.,
9.50%, Due 10/15/2020C	420	423
PNC Funding Corp.,
4.375%, Due 8/11/2020	260	300
Prudential Financial, Inc.,
7.375%, Due 6/15/2019	250	321
Samson Investment Co.,
9.75%, Due 2/15/2020C	350	369
Simon Property Group LP,
10.35%, Due 4/1/2019F G	300	432
Societe Generale S.A.,
2.20%, Due 9/14/2013C	250	252
1.397%, Due 4/11/2014C E	1,200	1,196
Svenska Handelsbanken AB,
2.875%, Due 4/4/2017	650	687
UBS AG,
5.875%, Due 12/20/2017	950	1,124
UR Financing Escrow Corp.,
7.625%, Due 4/15/2022C	500	548
Wachovia Corp.,
0.710%, Due 10/15/2016E	600	584
5.75%, Due 2/1/2018	1,100	1,328

		30,425

Industrials - 18.02%

	Par Amount	Fair Value
	(000’s)	(000’s)
Altria Group, Inc.,
4.75%, Due 5/5/2021	$300	$348
America Movil SAB de CV,
6.375%, Due 3/1/2035	275	363
American Axle & Manufacturing, Inc.,
6.625%, Due 10/15/2022	420	415
American Honda Finance Corp.,
4.625%, Due 4/2/2013C	325	331
2.125%, Due 2/28/2017C	500	514
3.875%, Due 9/21/2020C	250	270
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	290	354
8.00%, Due 11/15/2039	100	166
Apache Corp.,
5.10%, Due 9/1/2040	130	159
AT&T, Inc.,
5.50%, Due 2/1/2018	750	912
6.80%, Due 5/15/2036	125	172
6.40%, Due 5/15/2038	325	440
Boeing Co.,
1.875%, Due 11/20/2012	250	250
BP Capital Markets plc,
3.20%, Due 3/11/2016	280	301
Brunswick Corp.,
7.125%, Due 8/1/2027	400	405
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018D	325	396
5.75%, Due 5/1/2040D	140	179
Calfrac Holdings LP,
7.50%, Due 12/1/2020C G	410	406
Canadian National Railway Co.,
5.55%, Due 5/15/2018	250	303
Canadian Natural Resources Ltd.,
6.25%, Due 3/15/2038	275	371
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	100
2.75%, Due 6/24/2015	280	295
CBS Corp.,
3.375%, Due 3/1/2022	500	526
CHS/Community Health Systems, Inc.,
7.125%, Due 7/15/2020	400	423
Comcast Cable Communications Holdings, Inc.,
8.375%, Due 3/15/2013	109	112
Comcast Corp.,
6.55%, Due 7/1/2039	400	538
CSX Corp.,
5.50%, Due 4/15/2041	250	310
CVS Caremark Corp.,
3.25%, Due 5/18/2015	140	149
Daimler Finance North America LLC,
3.00%, Due 3/28/2016C D	150	158
2.95%, Due 1/11/2017C D	300	315
2.40%, Due 4/10/2017C D	450	463
Dean Foods Co.,
9.75%, Due 12/15/2018	400	450
Deutsche Telekom International Finance BV,
4.875%, Due 3/6/2042C	850	927
Devon Energy Corp.,
4.75%, Due 5/15/2042	300	339
Dow Chemical Co.,
4.125%, Due 11/15/2021	300	328

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Edgen Murray Corp.,
8.75%, Due 11/1/2020C	$475	$471
EOG Resources, Inc.,
2.50%, Due 2/1/2016	250	262
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017D	300	320
5.875%, Due 8/2/2021D	350	403
France Telecom S.A.,
2.125%, Due 9/16/2015	125	129
Goodyear Tire & Rubber Co.,
7.00%, Due 5/15/2022	500	524
Grifols, Inc.,
8.25%, Due 2/1/2018	150	167
H&E Equipment Services, Inc.,
7.00%, Due 9/1/2022C	400	416
HCA Holdings, Inc.,
7.75%, Due 5/15/2021	400	431
Health Management Associates, Inc.,
7.375%, Due 1/15/2020	175	189
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	250	249
4.05%, Due 9/15/2022	350	337
iGate Corp.,
9.00%, Due 5/1/2016	300	328
Inmet Mining Corp.,
8.75%, Due 6/1/2020C	400	415
Jaguar Land Rover plc,
7.75%, Due 5/15/2018C	400	426
8.125%, Due 5/15/2021C	350	377
Johnson Controls, Inc.,
5.00%, Due 3/30/2020	300	344
Kellogg Co.,
4.25%, Due 3/6/2013	250	253
1.875%, Due 11/17/2016	150	154
Liberty Media LLC,
8.25%, Due 2/1/2030D	450	482
McKesson Corp.,
3.25%, Due 3/1/2016	140	151
Meritage Homes Corp.,
7.00%, Due 4/1/2022	290	313
Norfolk Southern Corp.,
5.75%, Due 4/1/2018	325	389
Northrop Grumman Corp.,
5.05%, Due 8/1/2019	150	175
Nuance Communications, Inc.,
2.75%, Due 11/1/2031	260	283
Quest Diagnostics, Inc.,
4.75%, Due 1/30/2020	125	139
Qwest Capital Funding, Inc.,
7.75%, Due 2/15/2031	250	264
Royal Caribbean Cruises Ltd.,
7.50%, Due 10/15/2027	500	536
SABMiller Holdings, Inc.,
4.95%, Due 1/15/2042C	300	359
Seagate HDD Cayman,
6.875%, Due 5/1/2020	350	365
SunGard Data Systems, Inc.,
6.625%, Due 11/1/2019C	215	217
Thomson Reuters Corp.,
4.70%, Due 10/15/2019	125	143
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	650	778
Time Warner, Inc.,

	Par Amount	Fair Value
	(000’s)	(000’s)
4.875%, Due 3/15/2020	$450	$529
4.75%, Due 3/29/2021	325	380
Triumph Group, Inc.,
8.00%, Due 11/15/2017	300	329
Union Pacific Corp.,
4.163%, Due 7/15/2022	262	298
United Rentals North America, Inc.,
6.125%, Due 6/15/2023	90	91
United Technologies Corp.,
6.125%, Due 7/15/2038	450	619
UnitedHealth Group, Inc.,
3.875%, Due 10/15/2020	250	279
Valeant Pharmaceuticals International,
7.25%, Due 7/15/2022C	400	433
Verizon Communications, Inc.,
5.50%, Due 4/1/2017	250	297
4.60%, Due 4/1/2021	340	405
6.90%, Due 4/15/2038	325	472
Viacom, Inc.,
4.50%, Due 2/27/2042	550	573
Vodafone Group plc,
6.15%, Due 2/27/2037	375	515
Volkswagen International Finance N.V.,
1.625%, Due 3/22/2015C	650	660
W&T Offshore, Inc.,
8.50%, Due 6/15/2019	375	395
Wal-Mart Stores, Inc.,
7.55%, Due 2/15/2030	350	529
Wolverine World Wide, Inc.,
6.125%, Due 10/15/2020C	12	12
Xerox Corp.,
5.65%, Due 5/15/2013	75	77
8.25%, Due 5/15/2014	150	166
2.95%, Due 3/15/2017	175	180

		30,516

Utilities - 3.51%
Calumet Specialty Products Partners LP,
9.375%, Due 5/1/2019G	980	1,054
Carrizo Oil & Gas, Inc.,
7.50%, Due 9/15/2020	835	852
Commonwealth Edison Co.,
4.00%, Due 8/1/2020	135	153
Consolidated Edison Co. of New York, Inc.,
5.50%, Due 12/1/2039	300	390
EDF S.A.,
4.60%, Due 1/27/2020C	300	342
FirstEnergy Solutions Corp.,
4.80%, Due 2/15/2015	150	162
MidAmerican Energy Holdings Co.,
6.125%, Due 4/1/2036	500	657
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	175	185
3.50%, Due 10/1/2020	250	279
Progress Energy, Inc.,
4.875%, Due 12/1/2019	350	406
Southern Co.,
1.95%, Due 9/1/2016	310	321
Southwestern Electric Power Co.,
3.55%, Due 2/15/2022	600	635
TransCanada PipeLines Ltd.,
6.10%, Due 6/1/2040	140	195

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Virginia Electric and Power Co.,
5.40%, Due 4/30/2018	$250	$305

		5,936

Total Corporate Obligations (Cost $60,779)		$66,877

CONVERTIBLE OBLIGATIONS - 9.07%
Basic Materials - 0.71%
Goldcorp, Inc.,
2.00%, Due 8/1/2014	225	268
Newmont Mining Corp.,
1.25%, Due 7/15/2014	425	558
1.625%, Due 7/15/2017	264	374

		1,200

Communications - 0.90%
Anixter International, Inc.,
1.00%, Due 2/15/2013	610	655
Omnicom Group, Inc.,
0.00%, Due 7/1/2038	400	424
priceline.com, Inc.,
1.00%, Due 3/15/2018C	425	446

		1,525

Financials - 0.42%
Fidelity National Financial, Inc.,
4.25%, Due 8/15/2018	350	422
Leucadia National Corp.,
3.75%, Due 4/15/2014	250	282

		704

Health Care Providers & Services - 0.26%
WellPoint, Inc.,
2.75%, Due 10/15/2042 C	430	448

Industrials - 2.72%
Ares Capital Corp.,
5.75%, Due 2/1/2016	36	38
Danaher Corp.,
0.01%, Due 1/22/2021	245	368
Ixia,
3.00%, Due 12/15/2015	360	392
Jarden Corp.,
1.875%, Due 9/15/2018C	202	202
Liberty Media LLC,
3.125%, Due 3/30/2023D	325	447
3.25%, Due 3/15/2031D	425	392
Microsoft Corp.,
0.01%, Due 6/15/2013C	760	777
Symantec Corp.,
1.00%, Due 6/15/2013	660	715
Teleflex, Inc.,
3.875%, Due 8/1/2017	700	862
Trinity Industries, Inc.,
3.875%, Due 6/1/2036	400	424

		4,617

Metals & Mining - 0.53%
Royal Gold, Inc.,
2.875%, Due 6/15/2019	775	889

Pharmaceuticals - 1.69%
Amgen, Inc., 0.375%, Due 2/1/2013	750	847
Gilead Sciences, Inc.,
1.625%, Due 5/1/2016	635	999

	Par Amount	Fair Value
	(000’s)	(000’s)
Teva Pharmaceutical Finance Co. LLC,
0.25%, Due 2/1/2026D	$950	$1,007

		$2,853

Software - 0.87%
Electronic Arts, Inc.,
0.75%, Due 7/15/2016	281	255
Intel Corp.,
2.95%, Due 12/15/2035	750	813
TIBCO Software, Inc.,
2.25%, Due 5/1/2032C	415	402

		1,470

Technology - 0.97%
EMC Corp.,
1.75%, Due 12/1/2013	485	753
Linear Technology Corp.,
3.00%, Due 5/1/2027	400	415
SanDisk Corp.,
1.50%, Due 8/15/2017	425	472

		1,640

Total Convertible Obligations (Cost $14,043)		15,346

FOREIGN GOVERNMENT OBLIGATIONS - 0.69%
Agency - 0.34%
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	200	212
Petroleos Mexicanos,
6.00%, Due 3/5/2020	300	359

		571

Sovereign/Government - 0.35%
Province of Ontario Canada,
4.10%, Due 6/16/2014	300	318
3.15%, Due 12/15/2017	250	275

		593

Total Foreign Government Obligations (Cost $1,046)		1,164

U.S. AGENCY OBLIGATIONS - 0.19% (Cost $300)
Private Export Funding Corp.,
2.125%, Due 7/15/2016	300	316

ASSET-BACKED OBLIGATIONS - 2.11%
Ally Master Owner Trust,
0.864%, Due 6/15/2015, 2011-5 AE	650	651
1.21%, Due 6/15/2017, 2012 3 A2	1,800	1,815
Nissan Master Owner Trust Receivables,
0.684%, Due 5/15/2017, 2012 A AE	1,100	1,103

Total Asset-Backed Obligations (Cost $3,550)		3,569

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.78%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	203	203
5.634%, Due 4/10/2049, 2007-2 A2	225	229
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	60	60
3.849%, Due 12/10/2043, 2010-C2 A1C	620	675

See accompanying notes

American Beacon Retirement Income and Appreciation FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
3.645%, Due 3/10/2044, 2011-GC3 A2C	$750	$813
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	134	136
3.853%, Due 6/15/2043, 2010-C1 A1C	523	559
4.388%, Due 2/15/2046, 2011-C3 A3C	650	736
5.728%, Due 2/12/2049, 2007-CB19 A4	400	471
5.629%, Due 2/12/2051, 2007-CB20 A2	208	208
LB-UBS Commercial Mortgage Trust,
5.424%, Due 2/15/2040, 2007-C1 A4	450	524
Wachovia Bank Commercial Mortgage Trust,
5.745%, Due 6/15/2049, 2007-C32 A2	88	91

Total Non-Agency Mortgage-Backed Obligations (Cost $4,351)		4,705

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 22.86%
Federal Home Loan Mortgage Corporation
5.00%, Due 2/1/2021	254	275
4.50%, Due 4/1/2021	259	278
5.00%, Due 9/1/2035	776	844
5.50%, Due 4/1/2037	225	245
5.00%, Due 3/1/2038	371	401
5.50%, Due 5/1/2038	290	315
0.614%, Due 12/15/2040E	1,165	1,169
4.00%, Due 1/1/2041	1,386	1,480
4.50%, Due 2/1/2041	1,385	1,493
3.50%, Due 6/1/2042	2,910	3,099

		9,599

Federal National Mortgage Association
3.50%, Due 1/1/2026	345	366
6.50%, Due 7/1/2032	150	173
5.50%, Due 6/1/2033	272	302
4.50%, Due 9/1/2034	150	163
5.50%, Due 12/1/2035	297	327
5.00%, Due 2/1/2036	251	275
5.50%, Due 4/1/2036	432	476
5.50%, Due 2/1/2037	300	329
6.00%, Due 9/1/2037	189	209
6.00%, Due 1/1/2038	281	312
4.50%, Due 1/1/2040	963	1,039
4.00%, Due 9/1/2040	715	767
4.00%, Due 1/1/2041	2,312	2,479

		7,217

Government National Mortgage Association
6.00%, Due 2/15/2033	400	458
5.50%, Due 4/15/2033	501	557
5.00%, Due 5/15/2033	344	379
1.692%, Due 11/16/2035, 2010-148 A	260	263
2.21%, Due 12/16/2035, 2011-31 A	2,687	2,746
2.989%, Due 3/16/2039, 2010-71 AC	518	535
2.17%, Due 4/16/2041, 2012 44 A	2,971	3,096
2.70%, Due 4/16/2043, 2011-109 AB	2,938	3,081
2.543%, Due 9/16/2044, 2011-96 AC	2,239	2,336
3.20%, Due 11/16/2044, 2011-92 B	2,900	3,136
2.351%, Due 6/16/2050, 2010-100 A	1,272	1,295

	Par Amount	Fair Value
	(000’s)	(000’s)

		$17,882

National Credit Union Administration
0.616%, Due 3/11/2020, 2011 R3 1AE	$1,948	1,959
0.669%, Due 10/7/2020, 2010 R1 1AE	2,025	2,031

		3,990

Total U.S. Agency Mortgage-Backed Obligations (Cost $37,128)		38,688

U.S. TREASURY OBLIGATIONS - 13.64%
U.S. Treasury Bonds
3.625%, Due 2/15/2020	875	1,025
2.00%, Due 2/15/2022	1,700	1,760
6.25%, Due 8/15/2023	800	1,154
6.875%, Due 8/15/2025	250	388
5.25%, Due 11/15/2028	550	767
4.75%, Due 2/15/2037	420	580
4.50%, Due 8/15/2039	910	1,220

		6,894

U.S. Treasury Notes
1.875%, Due 2/28/2014	2,900	2,963
2.625%, Due 7/31/2014	2,600	2,706
2.125%, Due 11/30/2014	2,500	2,594
2.50%, Due 3/31/2015	3,000	3,157
3.125%, Due 10/31/2016	700	771
0.875%, Due 1/31/2017	2,200	2,226
1.50%, Due 8/31/2018	1,000	1,034
3.125%, Due 2/15/2042	700	742

		16,193

Total U.S. Treasury Obligations (Cost $21,944)		23,087

	Shares
SHORT-TERM INVESTMENTS - 1.58% (Cost $2,669)
JPMorgan U.S. Government Money Market Fund, Capital Class	2,669,366	2,669

TOTAL INVESTMENTS - 99.44% (Cost $157,054)		168,281
OTHER ASSETS, NET OF LIABILITIES - 0.56%		949

TOTAL NET ASSETS - 100.00%		$169,230

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	ADR - American Depositary Receipt.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $19,043 or 11.25% of net assets. The Fund has no right to demand registration of these securities.

D	Limited Liability Company.
E	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
F	REIT - Real Estate Investment Trust.
G	Limited Partnership.

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 44.71%
Financials - 18.34%
AEGON Funding Co. LLC, 5.75%, Due 12/15/2020A	$400	$471
American Express Co., 8.15%, Due 3/19/2038	325	524
American Express Credit Corp., 1.75%, Due 6/12/2015	1,405	1,441
American International Group, Inc.,
6.40%, Due 12/15/2020	800	982
4.875%, Due 6/1/2022	1,000	1,128
Bank of America Corp.,
7.80%, Due 9/15/2016	700	823
7.625%, Due 6/1/2019	1,695	2,149
5.70%, Due 1/24/2022	2,000	2,379
Bank of New York Mellon Corp., 2.30%, Due 7/28/2016	920	967
Bank of Nova Scotia, 0.75%, Due 10/9/2015	910	909
Bank One Corp., 4.90%, Due 4/30/2015	500	543
Barclays Bank plc,
3.90%, Due 4/7/2015	380	404
6.75%, Due 5/22/2019	650	797
Bear Stearns Cos. LLC, 7.25%, Due 2/1/2018A	2,145	2,669
BNP Paribas S.A., 3.60%, Due 2/23/2016	400	423
Canadian Imperial Bank of Commerce, 2.35%, Due 12/11/2015	850	891
Capital One Financial Corp., 2.125%, Due 7/15/2014	670	683
Citigroup, Inc.,
1.290%, Due 4/1/2014B	131	131
0.722%, Due 11/5/2014B	380	376
6.01%, Due 1/15/2015	570	628
4.45%, Due 1/10/2017	1,000	1,105
8.50%, Due 5/22/2019	2,390	3,188
5.875%, Due 1/30/2042	500	620
CNA Financial Corp., 7.35%, Due 11/15/2019	210	263
Danske Bank A/S, 1.390%, Due 4/14/2014B C	780	772
Deutsche Bank AG, 3.875%, Due 8/18/2014	400	422
Fifth Third Bancorp, 3.625%, Due 1/25/2016	400	431
General Electric Capital Corp.,
0.551%, Due 1/8/2016B	1,300	1,281
5.625%, Due 5/1/2018	375	445
6.00%, Due 8/7/2019	1,570	1,923
5.50%, Due 1/8/2020	800	952
5.30%, Due 2/11/2021	390	454
5.875%, Due 1/14/2038	945	1,164
Goldman Sachs Group, Inc.,
5.35%, Due 1/15/2016	800	888
6.25%, Due 9/1/2017	800	940
5.95%, Due 1/18/2018	935	1,089
6.00%, Due 6/15/2020	990	1,162
5.75%, Due 1/24/2022	500	580
HCP, Inc., 5.375%, Due 2/1/2021	500	579
Health Care REIT, Inc.,
3.625%, Due 3/15/2016D	565	599
5.25%, Due 1/15/2022D	495	565
HSBC Finance Corp., 0.590%, Due 1/15/2014B	1,250	1,244
ING Bank N.V.,
5.125%, Due 5/1/2015C	250	263
3.75%, Due 3/7/2017C	1,500	1,588
JPMorgan Chase & Co.,
3.45%, Due 3/1/2016	1,120	1,192
0.729%, Due 6/13/2016B	480	465
3.15%, Due 7/5/2016	1,000	1,059
5.50%, Due 10/15/2040	425	517
KeyCorp, 5.10%, Due 3/24/2021	385	456
Liberty Mutual Group, Inc., 5.00%, Due 6/1/2021C	390	421
Lincoln National Corp., 4.75%, Due 2/15/2014	50	52

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Lloyds TSB Bank plc, 4.375%, Due 1/12/2015C	$375	$399
Merrill Lynch & Co. Inc,
6.40%, Due 8/28/2017	940	1,108
6.50%, Due 7/15/2018	520	612
6.11%, Due 1/29/2037	360	394
MetLife, Inc.,
5.00%, Due 11/24/2013	565	592
6.375%, Due 6/15/2034	500	655
Monumental Global Funding III, 0.540%, Due 1/15/2014B C	375	371
Morgan Stanley,
1.916%, Due 1/24/2014B	2,000	2,013
0.820%, Due 10/15/2015B	1,180	1,138
7.30%, Due 5/13/2019	370	445
5.625%, Due 9/23/2019	600	666
National Australia Bank Ltd., 4.375%, Due 12/10/2020C	425	477
Nordea Bank AB, 4.875%, Due 1/27/2020C	450	513
PNC Funding Corp.,
4.25%, Due 9/21/2015	670	736
4.375%, Due 8/11/2020	410	474
3.30%, Due 3/8/2022	515	553
Prudential Financial, Inc., 7.375%, Due 6/15/2019	450	578
Rabobank Nederland, 2.125%, Due 10/13/2015	640	661
Royal Bank of Canada, 1.15%, Due 3/13/2015	375	381
Simon Property Group LP,
6.125%, Due 5/30/2018E	895	1,098
10.35%, Due 4/1/2019D E	375	540
Societe Generale S.A.,
2.20%, Due 9/14/2013C	450	454
1.397%, Due 4/11/2014B C	900	897
State Street Corp.,
4.30%, Due 5/30/2014	285	302
2.875%, Due 3/7/2016	1,025	1,093
SunTrust Banks, Inc., 3.50%, Due 1/20/2017	985	1,059
Svenska Handelsbanken AB, 2.875%, Due 4/4/2017	800	845
UBS AG, 5.875%, Due 12/20/2017	2,000	2,367
US Bancorp, 1.65%, Due 5/15/2017	1,200	1,227
Wachovia Corp.,
0.710%, Due 10/15/2016B	750	730
5.75%, Due 2/1/2018	3,125	3,773
Willis North America, Inc., 6.20%, Due 3/28/2017	455	523

		73,671

Industrials - 21.63%
ABB Finance USA, Inc., 2.875%, Due 5/8/2022	410	424
Altera Corp., 1.75%, Due 5/15/2017	280	287
Altria Group, Inc.,
9.70%, Due 11/10/2018	127	181
4.75%, Due 5/5/2021	390	452
America Movil SAB de CV, 6.375%, Due 3/1/2035	375	495
American Honda Finance Corp.,
4.625%, Due 4/2/2013C	250	254
2.125%, Due 2/28/2017C	1,000	1,028
3.875%, Due 9/21/2020C	500	540
Analog Devices, Inc., 3.00%, Due 4/15/2016	460	493
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, Due 4/15/2020	380	464
8.00%, Due 11/15/2039	175	291
Apache Corp.,
3.25%, Due 4/15/2022	495	539
5.10%, Due 9/1/2040	200	244
Applied Materials, Inc., 2.65%, Due 6/15/2016	545	577
AT&T, Inc.,
5.10%, Due 9/15/2014	1,415	1,534
5.50%, Due 2/1/2018	975	1,185

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
6.80%, Due 5/15/2036	$225	$309
6.40%, Due 5/15/2038	200	271
5.35%, Due 9/1/2040	508	623
5.55%, Due 8/15/2041	1,000	1,273
Baxter International, Inc., 1.85%, Due 1/15/2017	410	424
Becton Dickinson and Co., 3.25%, Due 11/12/2020	650	703
BHP Billiton Finance USA Ltd., 1.625%, Due 2/24/2017	435	445
Boeing Co., 1.875%, Due 11/20/2012	400	400
BP Capital Markets plc, 3.20%, Due 3/11/2016	1,330	1,430
Burlington Northern Santa Fe LLC,
5.75%, Due 3/15/2018A	600	730
7.95%, Due 8/15/2030A	375	534
5.75%, Due 5/1/2040A	190	243
Cameron International Corp., 6.375%, Due 7/15/2018	370	454
Canadian National Railway Co., 5.55%, Due 5/15/2018	400	485
Canadian Natural Resources Ltd.,
3.45%, Due 11/15/2021	555	602
6.25%, Due 3/15/2038	360	485
Caterpillar Financial Services Corp.,
1.90%, Due 12/17/2012	100	100
1.10%, Due 5/29/2015	535	542
2.75%, Due 6/24/2015	380	401
1.625%, Due 6/1/2017	740	758
CBS Corp., 3.375%, Due 3/1/2022	1,390	1,461
Cellco Partnership, 8.50%, Due 11/15/2018	485	676
Coca-Cola Co., 0.75%, Due 11/15/2013	605	607
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	128	132
Comcast Corp.,
5.875%, Due 2/15/2018	1,090	1,330
6.55%, Due 7/1/2039	800	1,077
Cooper US, Inc.,
2.375%, Due 1/15/2016	480	494
3.875%, Due 12/15/2020	480	523
Covidien International Finance S.A., 2.80%, Due 6/15/2015	845	889
CSX Corp., 5.50%, Due 4/15/2041	425	527
CVS Caremark Corp., 3.25%, Due 5/18/2015	190	202
Daimler Finance North America LLC,
3.00%, Due 3/28/2016A C	190	200
2.95%, Due 1/11/2017A C	2,400	2,519
Deutsche Telekom International Finance BV, 4.875%, Due 3/6/2042C	850	926
Devon Energy Corp., 4.75%, Due 5/15/2042	400	452
Diageo Capital plc, 1.50%, Due 5/11/2017	380	387
DIRECTV Holdings LLC,
2.40%, Due 3/15/2017A	485	500
6.35%, Due 3/15/2040A	295	353
Dow Chemical Co.,
7.60%, Due 5/15/2014	440	485
4.25%, Due 11/15/2020	255	283
4.125%, Due 11/15/2021	400	437
Eaton Corp., 5.60%, Due 5/15/2018	380	450
eBay, Inc., 1.35%, Due 7/15/2017	515	523
EOG Resources, Inc., 2.50%, Due 2/1/2016	425	446
Express Scripts, Inc., 6.25%, Due 6/15/2014	585	636
Ford Motor Credit Co. LLC,
4.25%, Due 2/3/2017A	700	746
5.875%, Due 8/2/2021A	600	691
France Telecom S.A.,
4.375%, Due 7/8/2014	385	408
2.125%, Due 9/16/2015	225	232
Freeport-McMoRan Copper & Gold, Inc., 3.55%, Due 3/1/2022	525	535
Genzyme Corp., 5.00%, Due 6/15/2020	235	279
Gilead Sciences, Inc., 2.40%, Due 12/1/2014	875	905
GlaxoSmithKline Capital plc, 1.50%, Due 5/8/2017	900	920

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Halliburton Co., 3.25%, Due 11/15/2021	$580	$634
Hewlett-Packard Co.,
2.20%, Due 12/1/2015	425	424
4.05%, Due 9/15/2022	350	337
Husky Energy, Inc.,
5.90%, Due 6/15/2014	500	540
3.95%, Due 4/15/2022	690	747
Intel Corp., 3.30%, Due 10/1/2021	515	565
John Deere Capital Corp.,
4.90%, Due 9/9/2013	675	701
0.95%, Due 6/29/2015	325	328
Johnson Controls, Inc.,
1.75%, Due 3/1/2014	1,275	1,296
5.00%, Due 3/30/2020	480	551
Kellogg Co.,
4.25%, Due 3/6/2013	250	253
1.875%, Due 11/17/2016	200	206
Koninklijke Philips Electronics N.V., 5.75%, Due 3/11/2018	955	1,162
Kraft Foods Group, Inc., 1.625%, Due 6/4/2015C	295	301
Lorillard Tobacco Co., 8.125%, Due 6/23/2019	255	328
Marathon Oil Corp., 6.00%, Due 10/1/2017	475	577
McKesson Corp., 3.25%, Due 3/1/2016	200	215
Medtronic, Inc., 3.00%, Due 3/15/2015	1,580	1,665
Molson Coors Brewing Co., 3.50%, Due 5/1/2022	140	150
Norfolk Southern Corp., 5.75%, Due 4/1/2018	300	359
Northrop Grumman Corp., 5.05%, Due 8/1/2019	200	233
Novartis Capital Corp., 2.90%, Due 4/24/2015	980	1,036
Oracle Corp., 1.20%, Due 10/15/2017	720	724
PepsiCo, Inc., 2.50%, Due 5/10/2016	805	852
Phillips 66,
1.95%, Due 3/5/2015C	380	389
4.30%, Due 4/1/2022C	750	843
Pride International, Inc., 6.875%, Due 8/15/2020	460	591
Quest Diagnostics, Inc., 4.75%, Due 1/30/2020	225	251
Rio Tinto Finance USA Ltd., 2.50%, Due 5/20/2016	640	667
Rogers Communications, Inc., 5.50%, Due 3/15/2014	755	805
SABMiller Holdings, Inc.,
3.75%, Due 1/15/2022C	2,000	2,200
4.95%, Due 1/15/2042C	400	479
Sanofi,
1.625%, Due 3/28/2014	1,115	1,133
4.00%, Due 3/29/2021	320	368
St Jude Medical, Inc., 2.50%, Due 1/15/2016	645	675
Teck Resources Ltd., 6.00%, Due 8/15/2040	355	395
Teva Pharmaceutical Finance II, 3.00%, Due 6/15/2015	735	780
Thomson Reuters Corp., 4.70%, Due 10/15/2019	225	258
Time Warner Cable, Inc.,
5.85%, Due 5/1/2017	1,300	1,556
6.75%, Due 7/1/2018	540	684
4.50%, Due 9/15/2042	500	514
Time Warner, Inc.,
4.875%, Due 3/15/2020	1,090	1,282
4.75%, Due 3/29/2021	350	409
Toyota Motor Credit Corp., 2.05%, Due 1/12/2017	1,190	1,236
Tyco Electronics Group S.A.,
1.60%, Due 2/3/2015	575	584
6.55%, Due 10/1/2017	550	659
Union Pacific Corp., 4.163%, Due 7/15/2022	481	548
United Parcel Service, Inc., 1.125%, Due 10/1/2017	285	288
United Technologies Corp.,
1.20%, Due 6/1/2015	400	408
1.80%, Due 6/1/2017	730	758
6.125%, Due 7/15/2038	600	826

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
UnitedHealth Group, Inc.,
5.375%, Due 3/15/2016	$430	$489
3.875%, Due 10/15/2020	425	474
3.95%, Due 10/15/2042	290	294
Valero Energy Corp., 9.375%, Due 3/15/2019	170	234
Verizon Communications, Inc.,
1.95%, Due 3/28/2014	890	909
5.50%, Due 4/1/2017	500	593
4.60%, Due 4/1/2021	780	928
3.50%, Due 11/1/2021	350	388
6.90%, Due 4/15/2038	500	726
Viacom, Inc., 4.50%, Due 2/27/2042	500	520
Vodafone Group plc,
1.625%, Due 3/20/2017	815	833
6.15%, Due 2/27/2037	760	1,044
Volkswagen International Finance N.V., 1.625%, Due 3/22/2015C	850	863
Walgreen Co., 3.10%, Due 9/15/2022	300	305
Wal-Mart Stores, Inc., 7.55%, Due 2/15/2030	400	604
Watson Pharmaceuticals, Inc., 3.25%, Due 10/1/2022	450	464
WellPoint, Inc., 4.35%, Due 8/15/2020	945	1,048
Xerox Corp.,
5.65%, Due 5/15/2013	50	51
8.25%, Due 5/15/2014	190	210
4.25%, Due 2/15/2015	500	531
2.95%, Due 3/15/2017	175	180

		86,889

Utilities - 4.74%
Columbus Southern Power Co., 5.50%, Due 3/1/2013	640	650
Commonwealth Edison Co., 4.00%, Due 8/1/2020	190	216
Consolidated Edison Co. of New York, Inc., 5.50%, Due 12/1/2039	350	455
Duke Energy Indiana, Inc., 6.05%, Due 6/15/2016	450	521
EDF S.A., 4.60%, Due 1/27/2020C	580	661
Energy Transfer Partners LP,
8.50%, Due 4/15/2014E	485	533
9.00%, Due 4/15/2019E	525	690
Enterprise Products Operating LLC,
5.65%, Due 4/1/2013A	555	566
6.125%, Due 10/15/2039A	615	778
Exelon Generation Co. LLC,
5.20%, Due 10/1/2019A	500	575
6.25%, Due 10/1/2039A	365	442
FirstEnergy Solutions Corp., 4.80%, Due 2/15/2015	175	189
Georgia Power Co., 4.30%, Due 3/15/2042	290	317
MidAmerican Energy Holdings Co., 6.125%, Due 4/1/2036	1,000	1,316
National Rural Utilities Cooperative Finance Corp.,
1.125%, Due 11/1/2013	465	468
5.45%, Due 4/10/2017	500	593
ONEOK Partners LP, 6.125%, Due 2/1/2041E	800	1,020
Pacific Gas & Electric Co.,
6.25%, Due 12/1/2013	150	159
3.50%, Due 10/1/2020	450	501
Progress Energy, Inc.,
4.875%, Due 12/1/2019	450	522
4.40%, Due 1/15/2021	1,000	1,125
Sempra Energy, 6.50%, Due 6/1/2016	565	669
Southern Co., 1.95%, Due 9/1/2016	380	394
Southwestern Electric Power Co., 3.55%, Due 2/15/2022	800	846
Spectra Energy Capital LLC,
5.668%, Due 8/15/2014A	320	346
5.65%, Due 3/1/2020A	265	319
Spectra Energy Partners LP, 4.60%, Due 6/15/2021E	235	256
TransCanada PipeLines Ltd.,

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
7.625%, Due 1/15/2039	$395	$624
6.10%, Due 6/1/2040	290	404
Union Electric Co., 6.70%, Due 2/1/2019	510	649
Virginia Electric and Power Co., 5.40%, Due 4/30/2018	400	487
Westar Energy, Inc., 6.00%, Due 7/1/2014	200	217
Xcel Energy, Inc., 5.613%, Due 4/1/2017	1,321	1,552

		19,060

Total Corporate Obligations (Cost $165,174)		179,620

FOREIGN GOVERNMENT OBLIGATIONS - 0.71%
Agency - 0.50%
Petrobras International Finance Co.,
3.875%, Due 1/27/2016	300	319
3.50%, Due 2/6/2017	340	359
5.375%, Due 1/27/2021	500	567
6.875%, Due 1/20/2040	245	317
Petroleos Mexicanos, 6.00%, Due 3/5/2020	375	448

		2,010

Sovereign/Government - 0.21%
Province of Ontario Canada,
4.10%, Due 6/16/2014	350	371
3.15%, Due 12/15/2017	425	468

		839

Total Foreign Government Obligations (Cost $2,583)		2,849

U.S. AGENCY OBLIGATIONS - 0.11% (Cost $400)
Private Export Funding Corp., 2.125%, Due 7/15/2016	400	422

ASSET-BACKED OBLIGATIONS - 2.52%
Ally Master Owner Trust,
0.864%, Due 6/15/2015, 2011-5 AB	750	751
1.21%, Due 6/15/2017, 2012 3 A2	3,500	3,529
CNH Equipment Trust,
1.17%, Due 5/15/2015, 2010-C A3	262	263
2.04%, Due 10/17/2016, 2011-A A4	470	484
0.94%, Due 5/15/2017, 2012 A A3	830	837
Honda Auto Receivables Owner Trust, 3.30%, Due 9/15/2015, 2009-3 A4	221	221
Hyundai Auto Receivables Trust, 3.15%, Due 3/15/2016, 2009-A A4	183	186
Nissan Auto Lease Trust, 0.58%, Due 11/16/2015, 2012 B A3	1,155	1,155
Nissan Master Owner Trust Receivables, 0.684%, Due 5/15/2017, 2012 A AB	1,700	1,704
Volkswagen Auto Loan Enhanced Trust, 0.87%, Due 7/20/2015, 2012 A A3	985	996

Total Asset-Backed Obligations (Cost $10,064)		10,126

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.36%
Banc of America Commercial Mortgage Trust,
5.317%, Due 9/10/2047, 2006-5 A2	285	285
5.634%, Due 4/10/2049, 2007-2 A2	294	299
Bear Stearns Commercial Mortgage Securities,
5.201%, Due 12/11/2038, 2006-PW14 A4	790	910
5.54%, Due 9/11/2041, 2006-PW13 A4	1,285	1,483
4.831%, Due 7/11/2042, 2004-PWR5 A4	462	472
GS Mortgage Securities Corp II,
4.607%, Due 7/10/2039, 2005-GG4 A3	84	84
3.679%, Due 8/10/2043, 2010-C1 A1C	527	571
3.849%, Due 12/10/2043, 2010-C2 A1C	764	830
3.645%, Due 3/10/2044, 2011-GC3 A2C	750	813
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.678%, Due 7/15/2042, 2005-LDP2 A3A	189	192
3.853%, Due 6/15/2043, 2010-C1 A1C	713	763
4.388%, Due 2/15/2046, 2011-C3 A3C	800	905
4.625%, Due 3/15/2046, 2005-LDP1 A2	152	153

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
5.728%, Due 2/12/2049, 2007-CB19 A4	$550	$648
5.629%, Due 2/12/2051, 2007-CB20 A2	284	284
LB-UBS Commercial Mortgage Trust, 5.424%, Due 2/15/2040, 2007-C1 A4	550	641
Wachovia Bank Commercial Mortgage Trust, 5.745%, Due 6/15/2049, 2007-C32 A2	139	143

Total Non-Agency Mortgage-Backed Obligations (Cost $8,492)		9,476

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 31.46%
Federal Home Loan Mortgage Corporation - 7.93%
4.50%, Due 3/1/2019	151	160
5.00%, Due 10/1/2020	372	404
5.00%, Due 8/1/2033	232	254
5.50%, Due 2/1/2034	297	325
6.00%, Due 8/1/2034	155	172
5.00%, Due 8/1/2035	152	166
5.00%, Due 9/1/2035	388	422
5.50%, Due 4/1/2037	225	245
5.00%, Due 3/1/2038	272	295
5.50%, Due 5/1/2038	363	394
5.50%, Due 6/1/2038	236	256
5.00%, Due 1/1/2039	2,970	3,216
4.00%, Due 10/1/2039	4,394	4,690
5.00%, Due 4/1/2040	2,949	3,244
4.50%, Due 8/1/2040	2,235	2,402
0.614%, Due 12/15/2040 B	1,554	1,559
4.00%, Due 1/1/2041	1,309	1,398
4.50%, Due 2/1/2041	1,039	1,120
3.50%, Due 3/1/2042	975	1,041
3.50%, Due 6/1/2042	4,851	5,163
3.00%, Due 8/1/2042	4,723	4,948

		31,874

Federal National Mortgage Association - 15.08%
6.50%, Due 2/1/2017	61	65
5.00%, Due 12/1/2017	202	220
4.50%, Due 9/1/2018	427	461
4.00%, Due 8/1/2020	96	103
4.50%, Due 3/1/2025	2,045	2,236
4.50%, Due 5/1/2025	99	107
4.50%, Due 6/1/2025	1,397	1,509
3.50%, Due 1/1/2026	414	439
4.00%, Due 5/1/2026	299	320
5.00%, Due 3/1/2034	313	344
5.50%, Due 6/1/2034	179	198
4.50%, Due 9/1/2034	100	108
5.50%, Due 2/1/2035	350	389
5.00%, Due 5/1/2035	4,730	5,184
5.00%, Due 11/1/2035	351	384
5.50%, Due 12/1/2035	228	252
5.00%, Due 2/1/2036	251	275
5.50%, Due 4/1/2036	540	595
6.00%, Due 9/1/2036	108	120
6.50%, Due 9/1/2036	431	493
6.50%, Due 12/1/2036	226	257
5.50%, Due 2/1/2037	300	329
5.50%, Due 8/1/2037	918	1,014
6.00%, Due 9/1/2037	283	314
6.00%, Due 1/1/2038	449	499
5.50%, Due 3/1/2038	572	638
5.00%, Due 4/1/2038	275	300
5.00%, Due 6/1/2038	335	366
5.50%, Due 6/1/2038	211	231
4.50%, Due 1/1/2040	2,140	2,309
5.00%, Due 5/1/2040	2,521	2,795

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
5.50%, Due 6/1/2040	$1,855	$2,044
4.50%, Due 8/1/2040	1,454	1,574
4.00%, Due 9/1/2040	1,371	1,470
4.00%, Due 12/1/2040	5,156	5,604
4.00%, Due 1/1/2041	1,542	1,653
5.00%, Due 1/1/2041	1,691	1,874
4.00%, Due 2/1/2041	1,117	1,239
4.50%, Due 4/1/2041	6,331	6,961
4.50%, Due 5/1/2041	1,683	1,858
4.50%, Due 8/1/2041	1,821	2,002
4.00%, Due 9/1/2041	3,755	4,027
4.50%, Due 10/1/2041	1,309	1,440
4.00%, Due 11/1/2041	1,061	1,154
3.50%, Due 2/1/2042	2,613	2,799
4.00%, Due 4/1/2042	785	861
3.50%, Due 9/1/2042	1,055	1,125

		60,539

Government National Mortgage Association - 7.15%
6.50%, Due 3/15/2028	175	200
6.00%, Due 4/15/2031	200	228
5.50%, Due 2/20/2034	237	264
2.012%, Due 7/16/2035, 2011-144 AB	1,951	1,996
1.692%, Due 11/16/2035, 2010-148 A	374	378
2.174%, Due 7/16/2038, 2011-147 A	2,939	3,032
6.00%, Due 10/15/2038	911	1,031
2.989%, Due 3/16/2039, 2010-71 AC	744	768
5.50%, Due 2/15/2040	717	793
4.50%, Due 10/20/2040	1,250	1,386
2.17%, Due 4/16/2041, 2012 44 A	5,943	6,191
5.00%, Due 9/20/2041	912	1,011
1.732%, Due 5/16/2042, 2012 70 A	3,472	3,551
2.70%, Due 4/16/2043, 2011-109 AB	2,938	3,081
2.543%, Due 9/16/2044, 2011-96 AC	1,824	1,903
3.20%, Due 11/16/2044, 2011-92 B	2,700	2,919

		28,732

National Credit Union Administration - 1.30%
0.616%, Due 3/11/2020, 2011 R3 1AB	3,045	3,062
0.669%, Due 10/7/2020, 2010 R1 1AB	2,160	2,168

		5,230

Total U.S. Agency Mortgage-Backed Obligations (Cost $122,315)		126,375

U.S. TREASURY OBLIGATIONS - 14.28%
U.S. Treasury Bonds - 8.11%
2.125%, Due 8/15/2021	1,200	1,263
2.00%, Due 11/15/2021	9,400	9,763
2.00%, Due 2/15/2022	6,665	6,902
6.25%, Due 8/15/2023	1,400	2,020
6.875%, Due 8/15/2025	770	1,195
5.25%, Due 11/15/2028	750	1,046
4.75%, Due 2/15/2037	800	1,104
4.50%, Due 8/15/2039	1,010	1,355
3.125%, Due 11/15/2041	7,460	7,917

		32,565

U.S. Treasury Notes - 6.17%
1.875%, Due 2/28/2014	2,000	2,043
2.625%, Due 7/31/2014	4,500	4,684
2.125%, Due 11/30/2014	2,500	2,594
0.375%, Due 3/15/2015	1,455	1,456
2.50%, Due 3/31/2015	2,000	2,104
2.00%, Due 4/30/2016	2,950	3,107
3.125%, Due 10/31/2016	2,400	2,645
0.875%, Due 1/31/2017	4,000	4,047
3.125%, Due 2/15/2042	2,000	2,120

See accompanying notes

American Beacon Intermediate Bond FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
		$24,800

Total U.S. Treasury Obligations (Cost $55,349)		57,365

SHORT-TERM INVESTMENTS - 2.19% (Cost $8,792)
JPMorgan U.S. Government Money Market Fund, Capital Class	8,792,189	8,792

TOTAL INVESTMENTS - 98.34% (Cost $373,169)		395,025
OTHER ASSETS, NET OF LIABILITIES - 1.66%		6,696

TOTAL NET ASSETS - 100.00%		$401,721

Percentages are stated as a percent of net assets.

A	Limited Liability Company.
B	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $21,240 or 5.29% of net assets. The Fund has no right to demand registration of these securities.

D	REIT - Real Estate Investment Trust.
E	Limited Partnership.

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
CORPORATE OBLIGATIONS - 34.04%
Financials - 20.18%
ABN Amro Bank N.V., 2.083%, Due 1/30/2014A B	$2,000	$2,023
American Express Co., 7.25%, Due 5/20/2014	1,000	1,099
American International Group, Inc.,
3.65%, Due 1/15/2014	2,000	2,059
4.25%, Due 9/15/2014	600	635
ANZ National International Ltd., 1.379%, Due 12/20/2013A B	2,000	2,017
Bank of America Corp.,
1.733%, Due 1/30/2014A	2,000	2,018
0.719%, Due 9/15/2014A	1,290	1,277
Citigroup, Inc.,
1.290%, Due 4/1/2014A	327	328
0.722%, Due 11/5/2014A	2,573	2,547
Credit Suisse, 5.00%, Due 5/15/2013	2,000	2,048
Danske Bank A/S, 1.390%, Due 4/14/2014A B	3,000	2,970
Dexia Credit Local, 0.814%, Due 3/5/2013A B	3,000	2,982
Goldman Sachs Group, Inc.,
4.75%, Due 7/15/2013	2,000	2,055
5.125%, Due 1/15/2015	1,000	1,079
0.719%, Due 7/22/2015A	1,000	980
HSBC Finance Corp., 0.590%, Due 1/15/2014A	1,000	995
ING Bank N.V., 1.808%, Due 6/9/2014A B	3,000	3,022
Lloyds TSB Bank plc, 2.666%, Due 1/24/2014A	2,000	2,035
MetLife Institutional Funding II, 1.254%, Due 4/4/2014A B	3,000	3,026
Monumental Global Funding III, 0.540%, Due 1/15/2014A B	1,000	990
Morgan Stanley, 0.820%, Due 10/15/2015A	3,000	2,892
National Australia Bank Ltd., 1.263%, Due 7/25/2014A B	3,000	3,031
Prudential Financial, Inc., 4.50%, Due 7/15/2013	1,000	1,027
Societe Generale S.A., 1.397%, Due 4/11/2014A B	2,000	1,993
Svenska Handelsbanken AB, 4.875%, Due 6/10/2014B	1,500	1,583
Wachovia Bank NA, 0.822%, Due 11/3/2014A	779	774

		47,485

Industrials - 12.66%
American Honda Finance Corp.,
1.45%, Due 2/27/2015B	2,000	2,028
1.00%, Due 8/11/2015B	2,000	2,003
Burlington Northern Santa Fe Corp., 4.875%, Due 1/15/2015	1,000	1,084
Comcast Cable Communications Holdings, Inc., 8.375%, Due 3/15/2013	1,365	1,404
Daimler Finance North America LLC,
0.972%, Due 3/28/2014A B C	2,000	2,008
2.30%, Due 1/9/2015B C	1,000	1,027
EOG Resources Canada, Inc., 4.75%, Due 3/15/2014B	1,000	1,058
Ford Motor Credit Co. LLC, 4.25%, Due 2/3/2017C	1,000	1,066
France Telecom S.A., 4.375%, Due 7/8/2014	1,000	1,059
General Mills, Inc., 5.25%, Due 8/15/2013	1,000	1,037
Hewlett-Packard Co.,
4.50%, Due 3/1/2013A	1,000	1,011
0.823%, Due 5/30/2014A	1,000	989
Johnson Controls, Inc., 1.75%, Due 3/1/2014	500	508
Kellogg Co., 1.125%, Due 5/15/2015	2,000	2,017
Nissan Motor Acceptance Corp., 4.50%, Due 1/30/2015B	1,000	1,072
Quest Diagnostics, Inc., 1.223%, Due 3/24/2014A	1,000	1,007
SABMiller Holdings, Inc., 1.85%, Due 1/15/2015B	1,000	1,025
SABMiller plc, 6.50%, Due 7/1/2016B	1,725	2,045
Telefonica Emisiones SAU, 0.772%, Due 2/4/2013A	1,000	997
Viacom, Inc., 1.25%, Due 2/27/2015	2,000	2,019
Volkswagen International Finance N.V.,
1.625%, Due 8/12/2013B	1,000	1,009
0.970%, Due 4/1/2014A B	2,000	2,007
Xerox Corp., 5.65%, Due 5/15/2013	300	308

		29,788

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2012

	Par Amount	Fair Value
	(000’s)	(000’s)
Utilities - 1.20%
DTE Energy Co., 1.118%, Due 6/3/2013A	$1,000	$1,002
EDF S.A., 5.50%, Due 1/26/2014B	1,000	1,058
Pacific Gas & Electric Co., 6.25%, Due 12/1/2013	730	773

		2,833

Total Corporate Obligations (Cost $79,187)		80,106

ASSET-BACKED OBLIGATIONS - 9.93%
Ally Master Owner Trust,
0.844%, Due 5/15/2016, 2011-3 A1A	2,000	2,009
1.014%, Due 9/15/2016, 2011-4 A1A	4,000	4,034
BMW Vehicle Lease Trust, 0.75%, Due 2/20/2015, 2012-1 A3	2,250	2,264
Ford Credit Auto Owner Trust, 0.84%, Due 8/15/2016, 2012-1A A3	2,000	2,014
Ford Credit Floorplan Master Owner Trust, 0.814%, Due 2/15/2016, 2011-1 A2A	2,000	2,011
GE Dealer Floorplan Master Note Trust, 0.811%, Due 7/20/2016, 2011-1 AA	2,500	2,511
GE Equipment Small Ticket LLC, 1.45%, Due 1/21/2018, 2011-1A A3B C	1,000	1,006
GE Equipment Transportation LLC,
1.00%, Due 10/20/2014, 2011-1 A3C	2,000	2,005
0.62%, Due 7/25/2016, 2012-2 A3	2,500	2,501
Volkswagen Auto Loan Enhanced Trust,
0.87%, Due 7/20/2015, 2012 A A3	1,000	1,011
0.85%, Due 8/22/2016, 2012-1 A3	2,000	2,013

Total Asset-Backed Obligations (Cost $23,249)		23,379

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.20%
Banc of America Commercial Mortgage Trust, 5.634%, Due 4/10/2049, 2007-2 A2	276	282
GS Mortgage Securities Corp II, 2.716%, Due 2/10/2021, 2011-ALF AB	1,500	1,531
JP Morgan Chase Commercial Mortgage Securities Corp., 3.853%, Due 6/15/2043, 2010-C1 A1B	951	1,017

Total Non-Agency Mortgage-Backed Obligations (Cost $2,737)		2,830

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 21.92%
Government National Mortgage Association - 16.03%
1.864%, Due 8/16/2031, 2010-141 A	3,370	3,413
2.239%, Due 12/16/2031, 2009-115 IO	2,699	2,750
2.45%, Due 7/16/2032, 2011-109 A	3,845	3,937
2.25%, Due 5/16/2033, 2011-92 A	3,854	3,931
2.25%, Due 8/16/2034, 2011-78 A	2,410	2,460
2.21%, Due 11/16/2034, 2011-16 A	2,867	2,925
1.692%, Due 11/16/2035, 2010-148 A	2,492	2,518
2.21%, Due 12/16/2035, 2011-31 A	2,879	2,943
2.782%, Due 6/16/2036, 2010-13 AD	1,825	1,888
3.069%, Due 6/16/2036, 2010-52 A	2,666	2,791
2.161%, Due 11/16/2036, 2011-96 AB	2,217	2,268
2.45%, Due 7/16/2038, 2011-49 A	2,905	2,995
2.989%, Due 3/16/2039, 2010-71 AC	1,294	1,336
3.210%, Due 10/16/2039, 2010-22 AB	1,499	1,566

		37,721

National Credit Union Administration - 5.89%
0.669%, Due 1/8/2020, 2011 R1 1AA	5,795	5,802
0.619%, Due 2/6/2020, 2011 R2 1AA	1,526	1,529
1.84%, Due 10/7/2020, 2010-R1 2A	452	459
0.616%, Due 3/11/2020, 2011 R3 1AA	6,038	6,071

		13,861

Total U.S. Agency Mortgage-Backed Obligations (Cost $51,066)		51,582

U.S. TREASURY OBLIGATIONS - 3.33%
U.S. Treasury Note,
2.50%, Due 3/31/2015	3,500	3,683
1.75%, Due 7/31/2015	4,000	4,150

Total U.S. Treasury Obligations (Cost $7,582)		7,833

See accompanying notes

American Beacon Short-Term Bond FundSM

Schedule of Investments

October 31, 2012

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 0.36% (Cost $854)
JPMorgan U.S. Government Money Market Fund, Capital Class	854,463	$854

TOTAL INVESTMENTS - 70.78% (Cost $164,675)		166,584
OTHER ASSETS, NET OF LIABILITIES - 29.22%		68,764

TOTAL NET ASSETS - 100.00%		$235,348

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $43,531 or 18.50% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Liability Company.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value A	$135,667	$168,281	$395,025	$166,584
Cash	5	—	—	—
Receivable for investments sold	397	—	835	—
Dividends and interest receivable	2,547	1,238	2,560	560
Receivable for fund shares sold	3,828	191	11,807	68,635
Receivable for tax reclaims	1	6	7	—
Receivable for expense reimbursement (Note 2)	2	10	2	3
Prepaid expenses	21	23	22	29

Total assets	142,468	169,749	410,258	235,811

Liabilities:
Payable for investments purchased	1,339	217	861	—
Payable for fund shares redeemed	495	35	7,495	358
Dividends payable	41	2	9	4
Management and investment advisory fees payable	171	150	67	28
Administrative service and service fees payable	22	68	22	24
Professional fees payable	23	28	31	28
Trustee fees payable	1	4	5	7
Payable for prospectus and shareholder reports	—	12	31	7
Other liabilities	13	3	16	7

Total liabilities	2,105	519	8,537	463

Net Assets	$140,363	$169,230	$401,721	$235,348

Analysis of Net Assets:
Paid-in-capital	140,328	157,252	373,005	241,833
Undistributed net investment income	135	(248)	478	(510)
Accumulated net realized gain (loss)	(2,683)	999	6,382	(7,884)
Unrealized appreciation of investments	2,583	11,227	21,856	1,909

Net assets	$140,363	$169,230	$401,721	$235,348

Shares outstanding at no par value (Unlimited shares authorized):
Institutional Class	4,620,128	N/A	34,489,740	24,772,838

Y Class	47,951	205,396	9,959	30,970

Investor Class	981,234	14,698,969	979,070	1,615,668

A Class	74,392	112,258	65,329	336,183

C Class	248,797	176,998	121,990	42,875

AMR Class	9,455,147	N/A	N/A	N/A

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

October 31, 2012 (in thousands except share and per share amounts)

	High Yield Bond Fund	Retirement Income and Appreciation Fund		Intermediate Bond Fund	Short-Term Bond Fund
Net asset value, offering and redemption price per share:
Institutional Class	$9 .10		N/A	$11 .26	$8 .78

Y Class	$9 .12		$11 .14	$11 .31	$8 .77

Investor Class	$9 .10		$11 .14	$11 .25	$8 .79

A Class (net asset value and redemption price)	$9 .11		$11 .17	$11 .24	$8 .78

A Class (offering price)	$9 .57		$11 .46	$11 .80	$9 .01

C Class	$9 .09		$11 .17	$11 .25	$8 .79

AMR Class	$9 .10		N/A	N/A	N/A

Net assets (not in thousands):
Institutional Class	$42,026,255	$	N/A	$388,490,631	$217,545,527

Y Class	437,078		2,287,371	112,638	271,620

Investor Class	8,930,091		163,712,497	11,011,566	14,203,255

A Class	678,044		1,253,367	734,382	2,950,758

C Class	2,261,893		1,977,182	1,371,781	376,731

AMR Class	86,029,468		N/A	N/A	N/A

A Cost of investments in unaffiliated securities	$133,084		$157,054	$373,169	$164,675

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended October 31, 2012 (in thousands)

	High Yield Bond Fund	Retirement Income and Appreciation Fund	Intermediate Bond Fund	Short-Term Bond Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$140	$281	$3	$—
Interest income	11,095	4,576	11,395	3,355
Other Income	182	—	—	—

Total investment income	11,417	4,857	11,398	3,355

Expenses:
Management and investment advisory fees (Note 2)	571	506	882	359
Administrative service fees (Note 2):
Institutional Class	134	—	220	94
Y Class	—	4	—	1
Investor Class	25	457	30	56
A Class	1	5	4	14
C Class	5	7	3	1
AMR Class	40	—	—	—
Transfer agent fees:
Institutional Class	20	—	11	4
Investor Class	4	7	2	7
A Class	—	—	1	—
C Class	1	1	—	—
AMR Class	3	—	—	—
Custody and fund accounting fees	25	22	56	23
Professional fees	57	44	54	46
Registration fees and expenses	65	77	77	63
Service fees (Note 2):
Y Class	—	1	—	—
Investor Class	21	571	25	47
A Class	—	2	1	5
C Class	2	3	1	1
Distribution fees (Note 2):
A Class	1	3	2	9
C Class	14	17	7	4
Prospectus and shareholder report expenses	30	22	85	36
Trustee fees	9	15	31	17
Other expenses	7	10	19	12

Total expenses	1,035	1,774	1,511	799

Net (fees waived and expenses reimbursed) (Note 2)	(7)	(12)	(7)	(29)

Net expenses	1,028	1,762	1,504	770

Net investment income	10,389	3,095	9,894	2,585

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(160)	1,443	7,693	281
Change in net unrealized appreciation or (depreciation) of:
Investments	5,699	4,158	8,819	1,785

Net gain from investments	5,539	5,601	16,512	2,066

Net increase in net assets resulting from operations	$15,928	$8,696	$26,406	$4,651

A Foreign taxes	$—	$5	$—	$—

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	High Yield Bond Fund		Retirement Income and Appreciation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,389	$11,941	$3,095	$3,081
Net realized gain (loss) from investments	(160)	8,136	1,443	2,522
Change in net unrealized appreciation or (depreciation) of investments	5,699	(12,888)	4,158	(1,793)

Net increase in net assets resulting from operations	15,928	7,189	8,696	3,810

Distributions to Shareholders:
Net investment income:
Institutional Class	(3,258)	(3,296)	—	—
Y Class	(5)	—	(35)	(13)
Investor Class	(611)	(1,941)	(3,447)	(3,349)
A Class	(26)	(5)	(24)	(10)
C Class	(91)	(11)	(22)	(17)
AMR Class	(6,414)	(6,684)	—	—
Net realized gain from investments:
Y Class	—	—	(4)	—
Investor Class	—	—	(745)	—
A Class	—	—	(5)	—
C Class	—	—	(9)	—

Net distributions to shareholders	(10,405)	(11,937)	(4,291)	(3,389)

Capital Share Transactions:
Proceeds from sales of shares	64,875	37,430	40,957	49,115
Reinvestment of dividends and distributions	9,771	11,132	4,260	3,264
Cost of shares redeemed	(62,335)	(107,035)	(30,703)	(30,079)
Redemption fees	47	32	—	—

Net increase (decrease) in net assets from capital share transactions	12,358	(58,441)	14,514	22,300

Net increase (decrease) in net assets	17,881	(63,189)	18,919	22,721

Net Assets:
Beginning of period	122,482	185,671	150,311	127,590

End of Period *	$140,363	$122,482	$169,230	$150,311

*Includes undistributed net investment income (loss) of	$135	$150	$(248)	$(149)

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Intermediate Bond Fund		Short-Term Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$9,894	$8,718	$2,585	$2,955
Net realized gain from investments	7,693	2,756	281	1,206
Change in net unrealized appreciation or (depreciation) of investments	8,819	(635)	1,785	(3,806)

Net increase in net assets resulting from operations	26,406	10,839	4,651	355

Distributions to Shareholders:
Net investment income:
Institutional Class	(10,971)	(9,074)	(2,943)	(3,233)
Y Class	(2)	(3)	(5)	(5)
Investor Class	(218)	(101)	(273)	(489)
A Class	(17)	(10)	(49)	(20)
C Class	(8)	(5)	(3)	(3)
Net realized gain from investments:
Institutional Class	(2,259)	(4,838)	—	—
Y Class	—	(6)	—	—
Investor Class	(16)	(63)	—	—
A Class	(3)	(2)	—	—
C Class	(2)	(6)	—	—

Net distributions to shareholders	(13,496)	(14,108)	(3,273)	(3,750)

Capital Share Transactions:
Proceeds from sales of shares	479,335	64,388	112,458	97,611
Reinvestment of dividends and distributions	13,407	14,072	3,212	3,703
Cost of shares redeemed	(383,824)	(90,614)	(67,337)	(66,867)

Net increase (decrease) in net assets from capital share transactions	108,918	(12,154)	48,333	34,447

Net increase (decrease) in net assets	121,828	(15,423)	49,711	31,052

Net Assets:
Beginning of period	279,893	295,316	185,637	154,585

End of Period *	$401,721	$279,893	$235,348	$185,637

*Includes undistributed net investment income (loss) of	$478	$(2,860)	$(510)	$(308)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon High Yield Bond Fund, the American Beacon Retirement Income and Appreciation Fund, the American Beacon Intermediate Bond Fund, and the American Beacon Short-Term Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges
AMR Class	Investors in the tax-exempt retirement and benefit plans of the Manager, AMR Corporation, and its affiliates

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for the interim period May 1, 2012 to October 31, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Funds did not hold any Level 3 investments as of October 31, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management. Investment assets of the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

High Yield Bond, Retirement Income and Appreciation, and Intermediate Bond Funds are managed by one or more investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the High Yield Bond and Retirement Income and Appreciation Funds an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of 0.20% of the average daily net assets of the Intermediate Bond Fund and pays a portion of its fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager is one of the investment advisors of the Retirement Income and Appreciation Fund and receives an annualized fee of 0.15% on the portion of assets managed by the Manager. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2012 were as follows (dollars in thousands):

	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
High Yield Bond	0.43%	571	504	67
Retirement Income and Appreciation	0.32%	506	428	78
Intermediate Bond	0.20%	882	361	521
Short-Term Bond	0.20%	359	—	359

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of each Fund, 0.40% of the average daily net assets of the A and C Classes of each Fund, and 0.05% of the average daily net assets of the AMR Class, except for the Institutional Class of the Intermediate and Short-Term Bond Funds from which the Manager receives a fee of 0.05% of average daily net assets.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of each A Class and 1.00% of the average daily net assets of each C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of each Fund.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the year ended October 31, 2012, the Intermediate Bond Fund loaned $3,290,488 for one day at 0.80% with interest charges of $72 to the American Beacon Mid-Cap Value Fund and the Short-Term Bond Fund loaned on average $336,922 for 9 days at an average rate of 0.79% with interest charges of $66 to the American Beacon Zebra Large Cap Equity and Zebra Small Cap Equity Funds.

Expense Reimbursement Plan

The Manager voluntarily and contractually agreed to reimburse the following Funds to the extent that total operating expenses exceeded the Fund’s expense cap. For the period ended October 31, 2012, the Manager reimbursed expenses as follows:

		Expense Caps
Funds	Class	11/1/11 to 2/29/12	3/1/12 to 10/31/12	Reimbursed Expenses	Expiration of Reimbursements
High Yield Bond	Institutional*	N/A	0.93%	$1,653	2015
High Yield Bond	Y	N/A	0.98%	77	2015
High Yield Bond	A	1.12%	1.12%	1,220	2015
High Yield Bond	C	1.87%	1.87%	4,247	2015
Retirement Income and Appreciation	Y	N/A	0.80%	904	2015
Retirement Income and Appreciation	Investor*	N/A	1.12%*	8,500	2015
Retirement Income and Appreciation	A	1.14%	1.14%	1,598	2015
Retirement Income and Appreciation	C	1.96%	1.96%	1,159	2015
Intermediate Bond	Y	0.65%	0.65%	232	2015
Intermediate Bond	Investor	0.79%	0.79%	5,268	2015
Intermediate Bond	A	0.99%	0.99%	1,150	2015
Intermediate Bond	C	1.74%	1.74%	942	2015
Short-Term Bond	Y	0.64%	0.64%	222	2015
Short-Term Bond*	Investor	0.79%	0.79%	18,250	2015
Short-Term Bond	A	0.85%	0.85%	9,483	2015
Short Term Bond	C	1.60%	1.60%	1,185	2015

*	Voluntary reimbursement.

Of these amounts, $1,818, $9,865, $1,919, and $2,983 was receivable from the Manager at October 31, 2012 for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the High Yield Bond Fund is $11 and $5,574 expiring in 2013 and 2014, respectively; for the Retirement Income and Appreciation Fund $9,426 expiring in 2014; the Intermediate Bond Fund $2,320 and $3,532 expiring in 2013 and 2014, respectively; and for the Short-Term Bond Fund $64,863 and $47,110 expiring in 2013 and 2014, respectively. During the year ended October 31, 2012, the Funds did not record a liability for potential reimbursement due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended October 31, 2012, Foreside has collected $1,119, $317, $1,623, and $51 for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively from the sale of Class A Shares.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $250,000 or more that are redeemed in whole or part within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended October 31, 2012 the CDSC fees of $2,752 were collected for the Short-Term Bond.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended October 31, 2012 the following CDSC fees were collected, $1,934, $817, $44, and $30 for the High Yield Bond, Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 – Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. As of October 31, 2012, the investments were classified as described below (in thousands):

High Yield Bond Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$330	$198	$—	$528
Convertible Preferred Stock	465	—	—	465
Preferred Stocks	1,021	—	—	1,021
Convertible Obligations	—	1,124	—	1,124
Corporate Obligations	—	126,345	—	126,345
Short-Term Investments - Money Markets	6,184	—	—	6,184

Total Investments in Securities	$8,000	$127,667	$—	$135,667

Retirement Income and Appreciation Fund	Level 1	Level 2	Level 3	Total
Common Stock	$8,065	$—	$—	$8,065
Convertible Preferred	606	—	—	606
Preferred Stock	2,760	429	—	3,189
Corporate Obligations	—	66,877	—	66,877
Convertible Obligations	—	15,346	—	15,346
Foreign Government Obligations	—	1,164	—	1,164
U.S. Agency Obligations	—	316	—	316
Asset-Backed Obligations	—	3,569	—	3,569
Non-Agency Mortgage-Backed Obligations	—	4,705	—	4,705
U.S. Agency Mortgage-Backed Obligations	—	38,688	—	38,688
U.S. Treasury Obligations	—	23,087	—	23,087
Short-Term Investments - Money Markets	2,669	—	—	2,669

Total Investments in Securities	$14,100	$154,181	$—	$168,281

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Intermediate Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$179,620	$—	$179,620
Foreign Government Obligations	—	2,849	—	2,849
U.S. Agency Obligations	—	422	—	422
Asset-Backed Obligations	—	10,126	—	10,126
Non-Agency Mortgage-Backed Obligations	—	9,476	—	9,476
U.S. Agency Mortgage-Backed Obligations	—	126,375	—	126,375
U.S. Treasury Obligations	—	57,365	—	57,365
Short-Term Investments - Money Markets	8,792	—	—	8,792

Total Investments in Securities	$8,792	$386,233	$—	$395,025

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$80,106	$—	$80,106
Asset-Backed Obligations	—	23,379	—	23,379
Non-Agency Mortgage-Backed Obligations	—	2,830	—	2,830
U.S. Agency Mortgage-Backed Obligations	—	51,582	—	51,582
U.S. Treasury Obligations	—	7,833	—	7,833
Short-Term Investments - Money Markets	854	—	—	854

Total Investments in Securities	$854	$165,730	$—	$166,584

As of October 31, 2012, there were no transfers between levels for the Retirement Income and Appreciation, Intermediate Bond, and Short-Term Bond Funds.

The following is a reconciliation of Level 3 assets of the High Yield Bond Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Convertible
	Common	Preferred	Preferred	Convertible	Corporate
	Stocks	Stocks	Stocks	Obligations	Obligations	Totals
Balance as of October 31, 2011	$53	$—	$—	$—	$—	$53
Realized gain (loss)	(3)	—	—	—	—	(3)
Change in unrealized appreciation or (depreciation)	—	—	—	—	—	—
Purchases	—	—	—	—	—	—
Sales	(50)	—	—	—	—	(50)
Transfer into Level 3	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—

Balance as of October 31, 2012	—	—	—	—	—	—

Change in unrealized at period end*	$—	$—	$—	$—	$—	$—

*	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Dividends to Shareholders

Dividends from net investment income of the Funds generally will be declared daily and paid monthly. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. These amounts are reported with the net realized gains in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

The High Yield Bond Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro-rata based on their respective net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Payment In-Kind Securities

Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended October 31, 2012 are disclosed in the Notes to the Schedules of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

The tax character of distributions paid were as follows (in thousands):

	High Yield Bond		Retirement Income and Appreciation
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$3,258	$3,296	$—	$—
Y Class	5	—	35	13
Investor Class	611	1,941	3,447	3,349
A Class	26	5	24	10
C Class	91	11	22	17
AMR Class	6,414	6,684	—	—
Capital Gains
Institutional Class	—	—	—	—
Y Class	—	—	4	—
Investor Class	—	—	745	—
A Class	—	—	5	—
C Class	—	—	9	—

Total distributions paid	$10,405	$11,937	$4,291	$3,389

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

	Intermediate Bond		Short-Term Bond
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$10,971	$12,384	$2,943	$3,233
Y Class	2	8	5	5
Investor Class	218	144	273	489
A Class	17	11	49	20
C Class	8	9	3	3
Capital Gains
Institutional Class	2,259	1,528	—	—
Y Class	—	1	—	—
Investor Class	16	20	—	—
A Class	3	1	—	—
C Class	2	2	—	—

Total distributions paid	$13,496	$14,108	$3,273	$3,750

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Cost basis of investments for federal income tax purposes	$133,591	$157,482	$373,178	$165,702
Unrealized appreciation	6,814	11,756	21,963	1,636
Unrealized depreciation	(4,738)	(957)	(116)	(754)

Net unrealized appreciation	2,076	10,799	21,847	882
Undistributed ordinary income	176	178	4,335	521
Accumulated long-term gain or (loss)	(2,175)	1,004	2,543	(7,884)
Other temporary differences	(42)	(3)	(9)	(4)

Distributable earnings or(deficits)	$35	$11,978	$28,716	$(6,485)

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or depreciation are attributable primarily to the tax deferral of losses from wash sales, book amortization for premiums, and income adjustments associated with contingent payment debt instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from book amortization of premium, pay down reclasses, income adjustments associated with contingent payment debt instruments, and dividend reclasses as of October 31, 2012 (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Paid-in-capital	$—	$59	$(1)	$(2)
Undistributed net investment income	1	334	1,298	486
Accumulated net realized gain (loss)	—	(393)	(1,297)	(485)
Unrealized appreciation or (depreciation) of investments	(1)	—	—	1

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Capital losses incurred that will be carried forward under the provisions of the Act for the year October 31, 2012 were as follows (in thousands):

	Loss Carryforward Character
Fund	Short-Term	Long Term	Total
High Yield Bond	$—	$205	$205
Short-Term Bond	204	—	204

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

As of October 31, 2012 the capital loss carryforward positions prior to the provisions of the Act that may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first, were as follows (in thousands):

Fund	2014	2015	2016	2017	Total
High Yield Bond	$—	$—	$—	$1,970	$1,970
Short-Term Bond	2,015	467	5,198	—	7,680

The Funds did not utilize any net capital loss carryovers for the year ended October 31, 2012.

6. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2012 were as follows (in thousands):

	High Yield Bond	Retirement Income and Appreciation	Intermediate Bond	Short-Term Bond
Purchases (excluding U.S. government securities)	$139,480	$58,829	$329,366	$24,971
Sales and maturities (excluding U.S. government securities)	125,171	52,950	240,435	46,969
Purchases of U.S. government securities	—	23,785	369,548	6,713
Sales and maturities of U.S. government securities	—	10,967	349,612	5,683

7. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

For the Year Ended October 31, 2012

	Institutional Class			Y Class			Investor Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,461	$12,932		50	$459		572	$5,062
Reinvestment of dividends	322	2,850		1	4		51	448
Shares redeemed	(1,898)	(16,860	)*	(4)	(37	)*	(512)	(4,470	)*

Net increase (decrease) in shares outstanding	(115)	$(1,078)		47	$426		111	$1,040

	AMR Class			A Class			C Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	4,952	$43,915		63	$562		222	$1,945
Reinvestment of dividends	725	6,414		2	18		4	37
Shares redeemed	(4,666)	(40,679	)*	(4)	(37	)*	(24)	(205	)*

Net increase in shares outstanding	1,011	$9,650		61	$543		202	$1,777

* Net of Redemption Fees

	Y Class			Investor Class			A Class
Retirement Income and Appreciation Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	204	$2,217		3,449	$37,658		60	$648
Reinvestment of dividends	4	38		385	4,169		2	26
Shares redeemed	(52)	(571)		(2,740)	(29,774)		(21)	(232)

Net increase in shares outstanding	156	$1,684		1,094	$12,053		41	$442

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	40	$434
Reinvestment of dividends	3	27
Shares redeemed	(12)	(126)

Net increase in shares outstanding	31	$335

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	42,148	$463,192	7	$77	1,267	$13,949
Reinvestment of dividends	1,196	13,226	—	2	15	165
Shares redeemed	(33,908)	(375,696)	(2)	(27)	(643)	(7,161)

Net increase in shares outstanding	9,436	$100,722	5	$52	639	$6,953

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	95	$1,037	97	$1,080
Reinvestment of dividends	1	8	1	6
Shares redeemed	(84)	(917)	(2)	(23)

Net increase in shares outstanding	12	$128	96	$1,063

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,980	$104,985	7	$59	740	$6,452
Reinvestment of dividends	336	2,936	1	5	29	250
Shares redeemed	(5,553)	(48,539)	(16)	(137)	(1,969)	(17,178)

Net increase (decrease) in shares outstanding	6,763	$59,382	(8)	$(73)	(1,200)	$(10,476)

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	102	$890	8	$72
Reinvestment of dividends	2	19	—	2
Shares redeemed	(161)	(1,411)	(8)	(72)

Net increase (decrease) in shares outstanding	(57)	$(502)	—	$2

For the Year Ended October 31, 2011

	Institutional Class			Y Class			Investor Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	1,069	$9,564		1	$10		495	$4,488
Reinvestment of dividends	291	2,618		—	—		201	1,821
Shares redeemed	(1,203)	(10,767	)*	—	—	*	(5,802)	(53,202	)*

Net increase (decrease) in shares outstanding	157	$1,415		1	$10		(5,106)	$(46,893)

	AMR Class			A Class			C Class
High Yield Bond Fund	Shares	Amount		Shares	Amount		Shares	Amount
Shares sold	2,566	$22,915		9	$82		43	$371
Reinvestment of dividends	742	6,684		—	4		—	5
Shares redeemed	(4,800)	(43,025	)*	—	(1	)*	(1)	(8	)*

Net increase (decrease) in shares outstanding	(1,492)	$(13,426)		9	$85		42	$368

*	Net of Redemption Fees

American Beacon FundsSM

Notes to Financial Statements

October 31, 2012

	Y Class		Investor Class		A Class
Retirement Income and Appreciation Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	25	$261	4,427	$47,560	55	$591
Reinvestment of dividends	1	13	300	3,228	1	9
Shares redeemed	(10)	(103)	(2,778)	(29,805)	—	(1)

Net increase in shares outstanding	16	$171	1,949	$20,983	56	$599

	C Class
Retirement Income and Appreciation Fund	Shares	Amount
Shares sold	65	$704
Reinvestment of dividends	2	14
Shares redeemed	(16)	(170)

Net increase in shares outstanding	51	$548

	Institutional Class		Y Class		Investor Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,783	$62,684	5	$53	93	$1,002
Reinvestment of dividends	1,295	13,905	1	10	14	153
Shares redeemed	(8,216)	(88,876)	(35)	(369)	(112)	(1,210)

Net (decrease) in shares outstanding	(1,138)	$(12,287)	(29)	$(306)	(5)	$(55)

	A Class		C Class
Intermediate Bond Fund	Shares	Amount	Shares	Amount
Shares sold	55	$587	6	$61
Reinvestment of dividends	—	1	—	3
Shares redeemed	(6)	(61)	(9)	(97)

Net increase (decrease) in shares outstanding	49	$527	(3)	$(33)

	Institutional Class		Y Class		Investor Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,973	$70,089	37	$323	2,600	$22,888
Reinvestment of dividends	368	3,231	1	5	52	456
Shares redeemed	(5,105)	(44,890)	(4)	(31)	(2,442)	(21,414)

Net increase in shares outstanding	3,236	$28,430	34	$297	210	$1,930

	A Class		C Class
Short-Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	422	$3,711	68	$600
Reinvestment of dividends	1	9	—	2
Shares redeemed	(34)	(304)	(26)	(228)

Net increase in shares outstanding	389	$3,416	42	$374

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class								Y Class
	Year Ended October 31,								Year Ended October 31,				March 1 to October 31,
	2012		2011G		2010		2009	2008A	2012		2011G		2010
Net asset value, beginning of period	$8 .68		$9 .05		$8 .42		$6 .77	$10 .11	$8 .69		$9 .06		$8 .63

Income from investment operations:
Net investment income	0 .67		0 .71		0 .75		0 .79	0 .78	0 .64		0 .68		0 .50
Net gains (losses) from securities (both realized and unrealized)	0 .42		(0 .37)		0 .63		1 .66	(3 .34)	0 .43		(0.37)		0 .43

Total income (loss) from investment operations	1 .09		0 .34		1 .38		2 .45	(2 .56)	1 .07		0 .31		0 .93

Less distributions:
Dividends from net investment income	(0 .67)		(0 .71)		(0 .75)		(0 .80)	(0 .78)	(0.64)		(0.68)		(0.50)
Distributions from net realized gains on securities	—		—		—		—	—	—		—		—

Total distributions	(0 .67)		(0 .71)		(0 .75)		(0 .80)	(0 .78)	(0.64)		(0.68)		(0.50)

Redemption fees added to beneficial interestsB	0 .00	B	0 .00	B	0 .00	B	—	—	0 .00	B	0 .00	B	0 .00	B

Net asset value, end of period	$9 .10		$8 .68		$9 .05		$8 .42	$6 .77	$9 .12		$8 .69		$9 .06

Total return C	13.12%		3 .79%		17.17%		39.06%	(27.03)%	12.74%		3.36%		11.17	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$42,026		$41,093		$41,459		$47,254	$62,138	$437		$11		$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	0 .93%		0 .88%		0 .79%		0 .79%	0 .85%	1.13%		27.02%		0.82	%E
Expenses, net of reimbursements	0 .93%		0 .88%		0 .79%		0 .79%	0 .85%	1.01%		1.61%		0.82	%E
Net investment income (loss), before reimbursements	7 .61%		7 .90%		8 .69%		11.46%	8 .38%	7.08%		(18.29)%		8.53	%E
Net investment income, net of reimbursements	7 .62%		7 .90%		8 .69%		11.46%	8 .38%	7.20%		7 .11%		8.53	%E
Portfolio turnover rate	100%		149%		176%		212%	157%	100%		149%		176	%F

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class								A Class						C Class
Year Ended October 31,								Year Ended October 31,				May 17 to October 31,		Year Ended October 31,				Sept. 1 to October 31,
2012		2011G		2010		2009	2008A	2012		2011G		2010		2012		2011G		2010
$8.68		$9 .06		$8 .42		$6 .77	$10 .11	$8.69		$9.08		$8.67		$8 .67		$9.05		$8.68

0.65		0 .69		0 .73		0 .78	0 .75	0 .66		0 .69		0 .32		0 .59		0 .63		0 .09

0.42		(0 .38)		0 .64		1 .65	(3 .34)	0 .42		(0.39)		0 .41		0 .42		(0.39)		0 .37

1.07		0 .31		1 .37		2 .43	(2 .59)	1 .08		0 .30		0 .73		1 .01		0 .24		0 .46

(0.65)		(0 .69)		(0 .73)		(0 .78)	(0 .75)	(0.66)		(0.69)		(0.32)		(0 .59)		(0.62)		(0.09)
—		—		—		—	—	—		—		—		—		—		—

(0.65)		(0 .69)		(0 .73)		(0 .78)	(0 .75)	(0.66)		(0.69)		(0.32)		(0 .59)		(0.62)		(0.09)

0.00	B	0 .00	B	0 .00	B	—	—	0 .00	B	0 .00	B	0 .00	B	0 .00	B	0 .00	B	0 .00	B

$9.10		$8 .68		$9 .06		$8 .42	$6 .77	$9 .11		$8 .69		$9 .08		$9 .09		$8 .67		$9 .05

12.86%		3.41%		17.00%		38.70%	(27.24)%	12.88%		3.31%		8.66	%D	12.06%		2.67%		5.31	%D

$8,930		$7,560		$54,142		$90,736	$13,949	$678		$117		$40		$2,262		$403		$37

1.16%		1.09%		1 .04%		1 .01%	1 .10%	1.46%		3.93%		1.30	%E	2.16%		3.15%		2.29	%E
1.16%		1.09%		1 .04%		1 .01%	1 .10%	1.11%		1.11%		1.12	%E	1.86%		1.85%		1.87	%E
7.37%		7.75%		8 .48%		9 .36%	8 .06%	6.97%		4.74%		6.93	%E	6.29%		5.53%		4.97	%E
7.37%		7.75%		8 .48%		9 .36%	8 .06%	7.32%		7.56%		7.11	%E	6.60%		6.82%		5.40	%E
100%		149%		176%		212%	157%	100%		149%		176	%F	100%		149%		176	%F

American Beacon High Yield Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	AMR Class
	Year Ended October 31,
	2012		2011G		2010		2009	2008A
Net asset value, beginning of period	$8 .68		$9 .06		$8 .42		$6 .77	$10 .11

Income from investment operations:
Net investment income	0 .70		0 .74		0 .78		0 .81	0 .80
Net gains (losses) from securities (both realized and unrealized)	0 .42		(0 .38)		0 .63		1 .65	(3 .34)

Total income (loss) from investment operations	1 .12		0 .36		1 .41		2 .46	(2 .54)

Less distributions:
Dividends from net investment income	(0 .70)		(0 .74)		(0 .77)		(0 .81)	(0 .80)
Distributions from net realized gains on securities	—		—		—		—	—

Total distributions	(0 .70)		(0 .74)		(0 .77)		(0 .81)	(0 .80)

Redemption fees added to beneficial interestsB	0.00	B	0 .00	B	0 .00	B	—	—

Net asset value, end of period	$9 .10		$8 .68		$9 .06		$8 .42	$6 .77

Total return C	13.46%		3 .96%		17.59%		39.41%	(26.84)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$86,030		$73,298		$89,992		$92,659	$44,060
Ratios to average net assets (annualized):
Expenses, before reimbursements	0 .62%		0 .60%		0 .54%		0 .53%	0 .58%
Expenses, net of reimbursements	0 .62%		0 .60%		0 .54%		0 .53%	0 .58%
Net investment income (loss), before reimbursements	7 .91%		8 .18%		8 .91%		10.34%	8 .64%
Net investment income, net of reimbursements	7 .91%		8 .18%		8 .91%		10.34%	8 .64%
Portfolio turnover rate	100%		149%		176%		212%	157%

A	On May 21, 2008, Post Advisory Group, LLC ceased managing a portion of the High Yield Bond Fund and on May 22, 2008 Logan Circle Partners, L.P. began managing a portion of the High Yield Bond Fund.
B	Amounts represent less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
G	PENN Capital Management Company, Inc. was added as an investment manager to the High Yield Bond Fund on September 15, 2011.

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American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
			March 1 to October 31, 2010
	Year Ended
	October 31,
	2012	2011
Net asset value, beginning of period	$10.83	$10.80	$10.31

Income from investment operations:
Net investment income	0.28	0.26	0.20
Net gains (losses) from securities (both realized and unrealized)	0.37	0.05	0.49

Total income (loss) from investment operations	0.65	0.31	0.69

Less distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.20)
Distributions from net realized gains on securities	(0.06)	—	—
Return of capital	—	—	—

Total distributions	(0.34)	(0.28)	(0.20)

Net asset value, end of period	$11.14	$10.83	$10.80

Total return B,C	6.10%	2.96%	6.78	%D

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,287	$539	$367
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.87%	1.80%	0.80	%E
Expenses, net of reimbursements	0.81%	0.84%	0.80	%E
Net investment income, before reimbursements	2.20%	1.45%	2.74	%E
Net investment income, net of reimbursements	2.26%	2.41%	2.74	%E
Portfolio turnover rate	42%	54%	51	%F

A	The tax return of capital is calculated based upon outstanding shares at the time of this distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Retirement Income and Appreciation FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class				C Class
								May 17				Sept. 1 to October 31, 2010
						Year Ended		to		Year Ended
Year Ended October 31,						October 31,		October 31,		October 31,
2012	2011	2010	2009		2008	2012	2011	2010		2012	2011
$10.84	$10.81	$10.25	$8.80		$10.50	$10.85	$10.81	$10.37		$10.85	$10.82	$10.61

0.24	0.27	0.36	0.32		0.41	0.22	0.23	0.13		0.13	0.15	0.03
0.37	0.02	0.51	1.53		(1.39)	0.39	0.05	0.44		0.39	0.04	0.20

0.61	0.29	0.87	1.85		(0.98)	0.61	0.28	0.57		0.52	0.19	0.23

(0.25)	(0.26)	(0.31)	(0.40)		(0.49)	(0.23)	(0.24)	(0.13)		(0.14)	(0.16)	(0.02)
(0.06)	—	—	—		(0.23)	(0.06)	—	—		(0.06)	—	—
—	—	—	—	A	—	—	—	—		—	—	—

(0.31)	(0.26)	(0.31)	(0.40)		(0.72)	(0.29)	(0.24)	(0.13)		(0.20)	(0.16)	(0.02)

$11.14	$10.84	$10.81	$10.25		$8.80	$11.17	$10.85	$10.81		$1.17	$10.85	$10.82

5.75%	2.71%	8.60%	21.50%		(10.02)%	5.78%	2.61%	5.52	%D	4.87%	1.75%	2.19	%D

$163,713	$147,415	$126,022	$93,727		$100,469	$1,253	$770	$166		$1,977	$1,587	$1,035

1.12%	1.10%	1.08%	1.01%		0.92%	1.28%	2.00%	1.20	%E	2.04%	1.99%	2.33	%E
1.12%	1.10%	1.08%	1.01%		0.92%	1.14%	1.15%	1.14	%E	1.97%	1.94%	1.96	%E
1.98%	2.15%	2.79%	3.86%		3.64%	1.82%	1.21%	2.03	%E	1.06%	1.25%	1.40	%E
1.98%	2.15%	2.79%	3.86%		3.64%	1.95%	2.06%	2.10	%E	1.13%	1.30%	1.77	%E
42%	54%	51%	53%		76%	42%	54%	51	%F	42%	54%	51	%F

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
								March 1
						Year Ended		to
	Year Ended October 31,					October 31,		October 31,
	2012	2011	2010	2009	2008	2012	2011	2010
Net asset value, beginning of period	$10.99	$11.10	$10.69	$9.61	$10.10	$11.03	$11.10	$10.69

Income from investment operations:
Net investment income	0.27	0.33	0.39	0.46	0.50	0.26	0.27	0.23
Net gains (losses) from securities (both realized and unrealized)	0.34	0.10	0.40	1.07	(0.51)	0.32	0.17	0.41

Total income (loss) from investment operations	0.61	0.43	0.79	1.53	(0.01)	0.58	0.44	0.64

Less distributions:
Dividends from net investment income	(0.29)	(0.35)	(0.38)	(0.45)	(0.48)	(0.25)	(0.32)	(0.23)
Distributions from net realized gains on securities	(0.05)	(0.19)	—	—	—	(0.05)	(0.19)	—

Total distributions	(0.34)	(0.54)	(0.38)	(0.45)	(0.48)	(0.30)	(0.51)	(0.23)

Net asset value, end of period	$11.26	$10.99	$11.10	$10.69	$9.61	$11.31	$11.03	$11.10

Total return A	5.59%	4.11%	7.56%	16.17%	(0.26)%	5.34%	4.19%	6.03	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$388,491	$275,234	$290,734	$210,983	$147,634	$113	$60	$382
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%	0.99%	0.73%	0.67	%C
Expenses, net of reimbursements	0.33%	0.35%	0.33%	0.32%	0.30%	0.64%	0.65%	0.64	%C
Net investment income, before reimbursements	2.25%	3.12%	3.39%	4.31%	4.70%	1.65%	2.74%	2.58	%C
Net investment income, net of reimbursements	2.25%	3.12%	3.39%	4.32%	4.70%	2.00%	2.82%	2.60	%C
Portfolio turnover rate	144%	75%	96%	157%	105%	144%	75%	96	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.
E	Portfolio turnover rate is for the period from November 1, 2008 through October 31, 2009.

American Beacon Intermediate Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class				C Class
			March 2				May 17				Sept. 1
			to		Year Ended		to		Year Ended		to
Year Ended October 31,			October 31,		October 31,		October 31,		October 31,		October 31,
2012	2011	2010	2009		2012	2011	2010		2012	2011	2010
$10.97	$11.08	$10.68	$10.14		$10.96	$11.07	$10.74		$10.97	$11.08	$11.05

0.22	0.29	0.33	0.27		0.18	0.28	0.13		0.13	0.19	0.03

0.35	0.10	0.41	0.54		0.36	0.09	0.33		0.33	0.10	0.03

0.57	0.39	0.74	0.81		0.54	0.37	0.46		0.46	0.29	0.06

(0.24)	(0.31)	(0.34)	(0.27)		(0.21)	(0.29)	(0.13)		(0.13)	(0.21)	(0.03)
(0.05)	(0.19)	—	—		(0.05)	(0.19)	—		(0.05)	(0.19)	—

(0.29)	(0.50)	(0.34)	(0.27)		(0.26)	(0.48)	(0.13)		(0.18)	(0.40)	(0.03)

$11.25	$10.97	$11.08	$10.68		$11.24	$10.96	$11.07		$11.25	$10.97	$11.08

5.20%	3.65%	7.01%	8.05	%B	4.99%	3.45%	4.31	%B	4.21%	2.70%	0.56	%B

$11,011	$3,729	$3,829	$2,213		$734	$584	$46		$1,372	$286	$325

0.84%	0.86%	0.83%	1.22	%C	1.12%	1.13%	1.05	%C	1.87%	1.86%	2.09	%C
0.79%	0.79%	0.76%	0.81	%C	0.99%	0.99%	0.95	%C	1.73%	1.72%	1.74	%C
1.80%	2.59%	2.88%	3.33	%C	1.48%	2.31%	2.15	%C	0.75%	1.61%	0.88	%C
1.86%	2.66%	2.95%	3.74	%C	1.61%	2.46%	2.25	%C	0.89%	1.75%	1.23	%C
144%	75%	96%	157	%E	144%	75%	96	%D	144%	75%	96	%D

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
								Year Ended
	Year Ended October 31,							October 31,
	2012	2011	2010	2009		2008		2012	2011
Net asset value, beginning of period	$8.71	$8.89	$8.83	$8.58		$8.79		$8.73	$8.90

Income from investment operations:
Net investment income (loss)	0.28	0.26	0.23	0.22	A	0.35	A	0.10	0.15
Net gains (losses) from securities (both realized and unrealized)	(0.05)	(0.25)	0.10	0.33		(0.15)		0.11	(0.15)

Total income (loss) from investment operations	0.23	0.01	0.33	0.55		0.20		0.21	0.00

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)		(0.17)	(0.17)
Distributions from net realized gains on securities	—	—	—	—		—		—	—

Total distributions	(0.16)	(0.19)	(0.27)	(0.30)		(0.41)		(0.17)	(0.17)

Net asset value, end of period	$8.78	$8.71	$8.89	$8.83		$8.58		$8.77	$8.73

Total return B	2.72%	0.17%	3.78%	6.56%		2.21%		2.42%	0.04%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$217,545	$156,937	$131,314	$124,791		$255,725		$272	$344
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%		0.72%	1.43%
Expenses, net of reimbursements	0.37%	0.37%	0.35%	0.33%		0.31%		0.64%	0.60%
Net investment income (loss), before reimbursements	1.50%	1.73%	2.27%	2.61%		3.75%		1.16%	0.57%
Net investment income (loss), net of reimbursements	1.50%	1.73%	2.27%	2.62%		3.75%		1.24%	1.40%
Portfolio turnover rate	18%	65%	60%	140%		21%		18%	65%

A

For purposes of this calculation, the change in undistributed net investment income per share was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from November 1, 2009 through October 31, 2010.

American Beacon Short-Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

		Investor Class							A Class				C Class
March 1											May 17				Sept. 1
to									Year Ended		to		Year Ended		to
October 31,		Year Ended October 31,							October 31,		October 31,		October 31,		October 31,
2010		2012	2011	2010	2009		2008		2012	2011	2010		2012	2011	2010
$8.84		$8.72	$8.89	$8.84	$8.59		$8.81		$8.71	$8.89	$8.84		$8.72	$8.90	$8.88

0.15		(0.19)	0.14	0.08	0.20	A	0.29	A	0.08	0.15	0.09		0.02	0.12	(0.04)
0.08		0.39	(0.15)	0.21	0.34		(0.15)		0.11	(0.18)	0.07		0.11	(0.21)	0.08

0.23		0.20	(0.01)	0.29	0.54		0.14		0.19	(0.03)	0.16		0.13	(0.09)	0.04

(0.17)		(0.13)	(0.16)	(0.24)	(0.29)		(0.36)		(0.12)	(0.15)	(0.11)		(0.06)	(0.09)	(0.02)
—		—	—	—	—		—		—	—	—		—	—	—

(0.17)		(0.13)	(0.16)	(0.24)	(0.29)		(0.36)		(0.12)	(0.15)	(0.11)		(0.06)	(0.09)	(0.02)

$8.90		$8.79	$8.72	$8.89	$8.84		$8.59		$8.78	$8.71	$8.89		$8.79	$8.72	$8.90

2.55	%C	2.28%	(0.12)%	3.33%	6.34%		1.54%		2.22%	(0.33)%	1.78	%C	1.46%	(1.00)%	0.48	%C

$51		$14,203	$24,557	$23,175	$30,402		$7,733		$2,951	$3,428	$44		$377	$371	$1

0.65	%D	0.89%	0.90%	0.86%	0.85%		0.88%		1.12%	1.38%	1.02	%D	1.90%	2.47%	2.28	%D
0.64	%D	0.79%	0.78%	0.67%	0.54%		0.85%		0.85%	0.84%	0.81	%D	1.59%	1.55%	1.60	%D
1.45	%D	0.99%	1.18%	1.75%	1.89%		3.16%		0.75%	0.49%	0.49	%D	(0.03)%	(0.43)%	(3.57	)%D
1.47	%D	1.09%	1.30%	1.94%	2.20%		3.19%		1.03%	1.03%	0.69	%D	0.28%	0.49%	(2.88	)%D
60	%E	18%	65%	60%	140%		21%		18%	65%	60	%E	18%	65%	60	%E

American Beacon FundsSM

Privacy Policy & Federal Tax Information

October 31, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended October 31, 2012. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2012.

The Funds designated the following items with regard to distributions paid during the year ended December 31, 2011. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

	High Yield Bond	Retirement Income and Appreciation
Corporate Dividends Received Deduction	0.42%	3.83%
Qualified Dividend Income	0.32%	6.73%

Long-term capital gain distributions for the year ended October 31, 2012 were designated for the following Funds:

Retirement Income and Appreciation	$763,311
Intermediate Bond	2,280,499

Shareholders will receive notification in January 2013 of the applicable tax information necessary to prepare their 2012 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At its May 9, 2012 meeting, the Board of Trustees (“Board”) considered the renewal of the Management Agreement between the Manager and the American Beacon Funds (“Beacon Trust”) on behalf of each of their series (collectively, the “Funds”) and the renewal of each investment advisory agreement between the Manager and a subadvisor (each an “Investment Advisory Agreement”). The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board’s consideration to renew and approve these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2012 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Management Agreement and each Investment Advisory Agreement, the Trustees received and evaluated such information as they deemed necessary. The materials requested by the Board included, among other information, the following:

•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the firm’s most recent audited or unaudited financial statements, as well as Parts 1 and 2 of its Form ADV registration statement with the SEC;

•

a summary of any material pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

•

a comparison of the performance of that portion of Fund assets managed or to be managed by each firm with the performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm’s performance was materially below that of the peer group;

•

any actual or anticipated economies of scale in relation to the services the Manager and the firm provide or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflects these economies of scale for the benefit of the Fund’s investors;

•

an analysis of compensation, including a comparison with fee rates charged to other clients for which similar services are provided, any proposed changes to the fee schedule, if applicable, and the effect of any fee waivers;

•	a description of any payments made or to be made by the subadvisors to the Manager to support a Fund’s marketing efforts;

•	a copy of the firm’s proxy voting policies and procedures and, if applicable, the name of the third party voting service used by the firm;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	confirmation that the firm’s financial condition would not impair its ability to provide high-quality advisory services to the Funds;

•

a description of the scope of portfolio management services provided or to be provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies, and any advantages or disadvantages that might accrue to the Funds due to the firm’s involvement in other activities;

•

a description of the personnel who are or will be assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•

a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements, and a description of the oversight mechanisms used to prevent a portfolio manager whose compensation is tied to performance of a Fund from taking undue risks;

•	a description of the firm’s practices in monitoring the quality of portfolio holdings and in reviewing portfolio valuation;

•	a description of the firm’s use of derivatives, short sells, leveraged trading strategies or other similar trading strategies for the Funds;

•	a discussion regarding the firm’s participation in third-party and proprietary “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions;

•	a discussion of the firm’s methodology for obtaining best execution, including any plans to improve the quality of execution in the upcoming year, and the use of any affiliated broker-dealers;

•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

•	a discussion of whether the firm has identified any investment or operational matters that likely present a high risk in managing Fund assets;

•	a description of the firm’s criteria for assessing counterparties and counterparty risk to the extent the firm enters into transactions with counterparties on a Fund’s behalf;

•	a description of trade allocation procedures among accounts managed by the firm;

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a discussion of whether the firm utilizes “commission recapture” or “directed brokerage” arrangements for the benefit of the Funds or “step-out” transactions;

•	a discussion of whether the firm receives, or anticipates receiving, other compensation, including any payment for order flow or ECN liquidity rebates with respect to the Funds;

•	a certification by the firm regarding the reasonable design of its compliance program;

•

a summary of the results of the firm’s most recent annual review of its compliance program and a discussion of any material compliance problems encountered by a subadvisor since the most recent annual review;

•

information regarding the firm’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto and a related certification of compliance by the firm;

•	a description of the firm’s affiliation with any broker-dealer;

•	a discussion of any anticipated change in the firm’s controlling persons; and

•	verification of the firm’s insurance coverage with regards to the services provided to the Funds.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of, as applicable, each subadvisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

•	a comparison of advisory fee rates and expense ratios for comparable mutual funds;

•	a profit/loss analysis of the Manager;

•	an analysis of any material complaints received from Fund shareholders;

•	a description of the extent to which the Manager monitors the investment activities and financial conditions of each subadvisor to the Funds;

•	a description of the Manager’s distribution activities with respect to promoting sales of Fund shares, including any revenue sharing practices;

•	a description of the Manager’s securities lending practices and the fees received from such practices;

•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

•	a description of the portfolio turnover rate and average execution costs for each Fund and, as applicable, each subadvisor to a Fund; and

•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

In connection with the Management Agreement and each Investment Advisory Agreement, the Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fee rate versus comparable mutual funds. For each Fund with more than one class of shares, the class of shares used for comparative purposes was the class with the longest performance history, which in most cases was the Institutional Class. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Trustees considered at the Investment Committee meeting on May 4, 2012 at which the Trustees reviewed the investment performance of the Manager and each subadvisor and the primary factors considered by the Board at its May 9, 2012 meeting at which the Board considered the renewal of the Management Agreement and Investment Advisory Agreements.

The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and each Investment Advisory Agreement

In determining whether to renew the Management Agreement and each Investment Advisory Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the May 9, 2012 meeting, the Board considered each Fund’s investment management and subadvisory relationships separately.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each subadvisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the low cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s high quality of services; the Manager’s active role in monitoring and, as appropriate recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staff levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing, quality, background and experience of each subadvisor’s investment personnel responsible for managing the Funds, the size of the subadvisor and the subadvisor’s ability to continue to attract and retain qualified investment personnel. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered the subadvisors’ representations regarding their compliance programs and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund and, thus, determined to renew the Management Agreement and the Investment Advisory Agreement for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds. The Board also considered that the Management Agreement for the Beacon Trust stipulates that, to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a “Feeder Fund”), the Fund will not pay the Manager a management fee. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and classes that were in place during the last fiscal year and to put in place new expense waivers and reimbursements for certain new classes of the Funds and new series of the Beacon Trust. The Board further considered that each subadvised Fund pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of various Funds. The Board also noted that certain classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.

In analyzing the cost of services and profitability for each subadvisor in connection with its investment advisory services to the Fund, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee rate a subadvisor charges for any comparable client accounts. The Board did not consider profitability data of the subadvisors as imperative to its deliberations given the arm’s length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many subadvisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many subadvisors have agreed to take into account assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, the Funds are able to receive lower effective fee rates.

In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current management and administration fee rates the Manager charges. The Board

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager uses its proprietary American Beacon Large Cap Value Fund model to manage its collective investment trust.

In addition, the Manager noted that the Trusts also derive benefits from their association with the Manager. Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost. The Board considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager or the relevant subadvisor during the most recent fiscal year ended October 31, 2011.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median and/or benchmark index. The American Beacon Short-Term Bond Fund was compared to the Lipper Index, which includes the 30 largest funds in the Lipper category. References to the Lipper expense universe below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. In reviewing the performance, the Trustees viewed longer-term performance over five years or longer as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

Additional Considerations and Conclusions with Respect to the American Beacon High Yield Bond Fund

In considering the renewal of the Management Agreement for the American Beacon High Yield Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon High Yield Bond Fund outperformed the peer universe median for the three-year period ended March 31, 2012, but underperformed for the one-, five- and ten-year periods; (2) management’s explanation that the Fund’s performance was impacted by a combination of the appointment of two new subadvisors to manage the Fund and by poor issue selections and being overweighted in certain sectors; and (3) the expense ratio of the Institutional Class of Fund shares was higher than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Franklin Advisors, Inc. (“Franklin”) and Logan Circle Partners, L.P. (“Logan Circle”), the Trustees considered the following additional factors: (1) Franklin outperformed the peer universe median for the one- and five-year periods ended March 31, 2012, but underperformed for the three-year period; (2) Logan Circle outperformed the peer universe median for the one- and three-year periods ended March 31, 2012; (3) Franklin’s performance with respect to the portion of the Fund assets it manages outperformed all three of its comparable accounts for the one- and three-year periods ended March 31, 2012, outperformed two of the three comparable accounts for the five-year period and underperformed one comparable account for the five-year period; (4) Logan Circle’s performance with respect to the portion of the Fund assets it manages underperformed the performance of its composite of similarly managed accounts for the one-year, three-year and since inception periods, respectively, ended March 31, 2012, which Logan Circle attributed to client directed cash flows; (5) representations by each subadvisor regarding fee rates charged by the subadvisor to other comparable clients; (6) whether the subadvisors use Fund commissions to obtain proprietary or third-party research; and (7) the Manager’s recommendation to continue to retain each subadvisor.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Agreements are fair and reasonable, (2) determined that the American Beacon High Yield Bond Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon High Yield Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Retirement Income and Appreciation Fund

In considering the renewal of the Management Agreement for the American Beacon Retirement Income and Appreciation Fund, the Trustees considered the following additional factors: (1) the American Beacon Retirement Income and Appreciation Fund underperformed the peer universe median for the one-, three- and five-year periods ended March 31, 2012; (2) the Trustees also considered the Fund’s performance relative to its benchmark because the American Beacon Retirement Income and Appreciation Fund’s investment strategy of investing 25% of its assets in convertible securities that have equity sensitivity is unique among the peer group of fixed income funds only, impacting both performance and expense comparisons; (3) the American Beacon Retirement Income and Appreciation Fund underperformed its benchmark for the one-, three- and five-year periods ended March 31, 2012; (4) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the one- and five-year periods ended March 31, 2012, but underperformed for the three-year period; and (5) the expense ratio of the American Beacon Retirement Income and Appreciation Fund ranked better than the median of its Lipper expense universe.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC (“Calamos”), the Trustees considered the following additional factors: (1) Calamos underperformed the peer universe median for the one- and five-year periods ended March 31, 2012 and outperformed for the three-year period; (2) Calamos underperformed the Merrill Lynch All U.S. Convertibles Index for the one- and three-year periods ended March 31, 2012, but outperformed for the five-year period; (3) management’s explanation that Calamos’ underperformance was due in part to the equity sensitivity of convertibles and the underperformance of equities versus fixed income in 2011 and 2008; (4) the performance of Calamos with respect to the Fund’s assets it manages as compared to similarly managed accounts was not available because Calamos does not manage other accounts comparable to the Fund; (5) representations by Calamos regarding the fee rates it charges other comparable clients; (6) whether Calamos uses Fund commissions to obtain proprietary or third-party research; and (7) the Manager’s recommendation to continue to retain Calamos.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Agreements are fair and reasonable, (2) determined that the American Beacon Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s and Calamos’ continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Retirement Income and Appreciation Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Intermediate Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Intermediate Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon Intermediate Bond Fund outperformed the peer universe median for the five- and ten-year periods ended March 31, 2012, but underperformed for the one- and three-year periods; (2) the Trustees also considered the American Beacon Intermediate Bond Fund’s performance relative to its benchmark because the peer universe includes many funds that invest a large percentage of their assets in high yield securities, whereas the American Beacon Intermediate Bond Fund may invest only in investment-grade securities; (3) the American Beacon Intermediate Bond Fund underperformed its benchmark for the one-, three- and ten-year periods ended March 31, 2012 and was comparable to the performance of its benchmark for the five-year period; (4) the Manager outperformed, or was equal to, the peer universe median with respect to its allocated portion of the Fund’s assets for the one-, five- and ten-year periods ended March 31, 2012, but underperformed for the three-year period; and (5) the expense ratio of the Institutional Class of Fund shares ranked better than the median of its Lipper expense universe.

In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the one-, five- and ten-year periods ended March 31, 2012, but underperformed for the three-year period; (2) Barrow’s performance with respect to the portion of Fund assets it manages was below the performance of its composite of similarly managed accounts; (3) representations by Barrow regarding the fee rates it charges other comparable clients; (4) whether Barrow uses Fund commissions to obtain proprietary or third-party research; and (5) the Manager’s recommendation to continue to retain Barrow.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Agreements are fair and reasonable, (2) determined that the American Beacon Intermediate Bond Fund and its shareholders would benefit from the Manager’s and Barrow’s continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the American Beacon Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Short-Term Bond Fund

In considering the renewal of the Management Agreement for the American Beacon Short-Term Bond Fund, the Trustees considered the following additional factors: (1) the American Beacon Short-Term Bond Fund underperformed the peer universe median for the one- and three-year periods ended March 31, 2012, but outperformed for the five- and ten-year periods; (2) the American Beacon Short-Term Bond Fund underperformed the Lipper Index for the three-year period ended March 31, 2012 and outperformed the Lipper Index for the five- and ten-year periods ended March 31, 2012; (3) the Trustees also considered the American Beacon Short-Term Bond Fund’s performance relative to its benchmark because the peer universe median and Lipper Index include many funds that invest a large percentage of their assets in high yield securities, whereas the American Beacon Short-Term Bond Fund may invest only in investment-grade securities; (4) the Fund outperformed its benchmark for the three-year period ended March 31, 2012 and underperformed its benchmark for the one-, five- and ten-year periods ended March 31, 2012; and (5) the expense ratio of the Institutional Class of Fund shares was below its Lipper expense group average.

Based on these and other considerations the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the American Beacon Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the American Beacon Short-Term Bond Fund.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (74)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, Center Point Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust Funds (1996-Present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Brenda A. Cline (50)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-present); Board Member, Baylor Health Care System Foundation (2007-present); Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-present); Board Member, John Tower Center for Political Studies/SMU (2008-Present); Board Member, University of Texas Development Board (2008-Present); Board Member, BancTec (2010 – Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present), Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-2011) and Director (2005-2011), The Dallas Opera Foundation; Chairman (2006-2010) and Director (2005-2009), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Director, The Retina Foundation of the Southwest (2000-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust Funds (2004-Present).

R. Gerald Turner (65) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust Funds (2001-Present).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community services and products) (2010-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year

Gene L. Needles, Jr. (56)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President (2009-Present), American Beacon Mileage Funds; President (2009-Present), American Beacon Select Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

William F. Quinn** (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006) and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009), Director, Hicks Acquisition II, Inc. (2010-Present); Director, Crescent Real Estate Equities, Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman (2007-Present) and Vice Chairman (2004-2007), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); the Independent Trustee, National Railroad Retirement Investment Trust (2011-Present); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Trustee, American Beacon Master Trust (1995-2008); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holding, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission, (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance and Accounting (2010-Present), Controller (2005-2009), Assistant Controller (1998-2004), American Beacon Advisors, Inc.; Treasurer (2010-Present) Lighthouse Holdings, Inc.

Terri L. McKinney (47)	VP since 2010	Vice-President, Enterprise Services (2009-Present), Managing Director (2003-2009), and Director of Marketing and Retail Sales (1996-2003), American Beacon Advisors, Inc.; President, Board of Trustees (2010-Present), Vice-President, Board of Trustees (2008-2010), and Trustee (2006-2008), Down Syndrome Guild of Dallas.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Vice President, Oppenheimer Funds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), Senior Tax Analyst (1999-2004), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811 AMR ClassSM Call (800) 345-2345	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling
1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/12

ITEM 2.	CODE OF ETHICS.

The Trust did not amend the code of ethics that applies to it principal executive and financial officers (the “Code”) nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees	Fiscal Year Ended
$ 144,159	8/31/2011
$ 381,399	10/31/2011
$ 72,527	12/31/2011
$ 27,241	6/30/2012
$ 162,479	8/31/2012
$ 372,802	10/31/2012
$ 54,482	11/30/2012
$ 163,621	12/31/2012

(b)

Audit-Related Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

(c)

Tax Fees	Fiscal Year Ended
$ 32,500	8/31/2011
$ 61,132	10/31/2011
$ 15,592	12/31/2011
$ 3,500	6/30/2012
$ 28,000	8/31/2012
$ 74,500	10/31/2012
$ 7,000	11/30/2012
$ 10,500	12/31/2012

(d)

All Other Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$32,500	$7,885	N/A	8/31/2011
$61,132	$0	N/A	10/31/2011
$15,592	$0	N/A	12/31/2011
$3,500	$0	N/A	6/30/2012
$28,000	$0	N/A	8/31/2012
$74,500	$0	N/A	10/31/2012
$7,000	$0	N/A	11/30/2012
$10,500	$0	N/A	12/31/2012

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule

30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President and Executive Vice President
American Beacon Funds

Date: January 7, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President and Executive Vice President
American Beacon Funds

Date: January 7, 2013

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: January 7, 2013